Exhibit 10.1

EXECUTION VERSION

$75,000,000

1.5 LIEN TERM LOAN CREDIT AGREEMENT

W&T OFFSHORE, INC.,

as the Borrower

and

CORTLAND CAPITAL MARKET SERVICES LLC

as Administrative Agent and 1.5 Lien Collateral Agent

and

VARIOUS FINANCIAL INSTITUTIONS AND OTHER PERSONS FROM TIME TO TIME

PARTIES HERETO,

as Lenders

September 7, 2016

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-ii-

SCHEDULES

Schedule 1	—	Form of Disclosure Schedule
Schedule 2	—	Security Schedule
Schedule 3	—	Notice Schedule

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Schedule 4	—	Mortgaged Properties
Schedule 5	—	Commitments
Schedule 6	—	Existing Affiliate Transactions

EXHIBITS

Exhibit A	—	Form of Note
Exhibit B	—	Borrowing Notice
Exhibit C	—	Assignment and Acceptance
Exhibit D-1	—	Form of U.S. Tax Compliance Certificate (Foreign Lenders That Are Not Partnerships for U.S. Federal Income Tax Purposes)
Exhibit D-2	—	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships for U.S. Federal Income Tax Purposes)
Exhibit D-3	—	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships for U.S. Federal Income Tax Purposes)
Exhibit D-4	—	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships for U.S. Federal Income Tax Purposes)
Exhibit E	—	Form of Solvency Certificate

Exhibit F	—	Form of Second Lien Intercreditor Agreement

Exhibit G	—	Form of Senior Lien Intercreditor Agreement

-iv-

Reference is made to the Intercreditor Agreement, dated as of September 7, 2016, between TORONTO DOMINION (TEXAS), LLC, as Priority Lien Agent (as defined therein), CORTLAND CAPITAL MARKET SERVICES LLC, as 1.5 Lien Agent (as defined therein) (the “Intercreditor Agreement”). Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent) to the subordination of Liens provided for in the Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (iii) authorizes (or is deemed to authorize) the 1.5 Lien Agent on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and (iv) acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.

Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement). In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

THIS 1.5 LIEN TERM LOAN CREDIT AGREEMENT (this “Agreement”) is made as of September 7, 2016, by and among W&T Offshore, Inc. (herein called the “Borrower”), a Texas corporation and successor-by-reincorporation to W&T Offshore, Inc., a Nevada corporation, the various financial institutions and other persons from time to time parties hereto, as lenders (collectively, the “Lenders”) and Cortland Capital Market Services LLC as agent for the Lenders (herein called the “Administrative Agent” and the “1.5 Lien Collateral Agent”).

W I T N E S S E T H:

WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrower the term loan facilities provided for herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein the parties hereto agree as follows:

ARTICLE I - Definitions and References

Section 1.1 Defined Terms. As used in this Agreement, each of the following terms has the meaning given it in this Section 1.1 or in the sections and subsections referred to below:

“1.5 Lien” means a Lien granted by the Borrower or any other Restricted Person in favor of the Administrative Agent pursuant to any Secured Debt Document at any time, upon any property of the Borrower or any Restricted Person to secure the Obligations.

“1.5 Lien Collateral Agent” means Cortland Capital Market Services LLC, as the 1.5 Lien Collateral Agent hereunder, and its successors in such capacity.

“1.5 Lien Debt” means Indebtedness of the Borrower and the Guarantors hereunder.

“Acquired Debt” means, with respect to any specified Person (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person, but excluding Indebtedness which is extinguished, retired or repaid in connection with such Person merging with or becoming a Subsidiary of such specified Person; and (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

“Additional Assets” means:

(1) any assets that are not classified as current assets under GAAP and that are used or useful in the Oil and Gas Business, other than Indebtedness or Capital Stock;

(2) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Borrower or any of its Restricted Subsidiaries; or

(3) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary;

provided, however that any such Restricted Subsidiary described in clause (2) or (3) is primarily engaged in the Oil and Gas Business.

“Adjusted Consolidated Net Tangible Assets” means (without duplication), as of the date of determination:

(1) the sum of:

(a) discounted future net revenue from proved crude oil and natural gas reserves of the Borrower and its Restricted Subsidiaries calculated in accordance with SEC guidelines before any state or federal income taxes, as estimated in a Reserve Report prepared as of the end of the fiscal year ending at least 91 days prior to the date of determination (or as of June 30 ending at least 45 days prior to the date of determination, if the Borrower elects to prepare a mid-year Reserve Report), as increased by, as of the date of determination, the discounted future net revenue of:

(i) estimated proved crude oil and natural gas reserves of the Borrower and its Restricted Subsidiaries attributable to acquisitions consummated since the date of such Reserve Report, and

(ii) estimated crude oil and natural gas reserves of the Borrower and its Restricted Subsidiaries attributable to extensions, discoveries and other additions and upward determinations of estimates of proved crude oil and natural gas reserves (including previously estimated development costs incurred during the period and the accretion of discount since the prior period end) due to exploration, development or exploitation, production or other activities which reserves were not reflected in such Reserve Report which would, in accordance with standard industry practice, result in such determinations, in each case calculated in accordance with SEC guidelines (including utilizing the prices under SEC guidelines applicable to a Reserve Report as of its date), and decreased by, as of the date of determination, the discounted future net revenue attributable to:

(iii) estimated proved crude oil and natural gas reserves of the Borrower and its Restricted Subsidiaries reflected in such Reserve Report produced or disposed of since the date of such Reserve Report, and

(iv) reductions in the estimated oil and natural gas reserves of the Borrower and its Restricted Subsidiaries reflected in such Reserve Report since the date of such Reserve Report attributable to downward determinations of estimates of proved crude oil and natural gas reserves due to exploration, development or exploitation, production or other activities conducted or otherwise occurring since the date of such Reserve Report which would, in accordance with standard industry practice, result in such determinations, in each case calculated in accordance with SEC guidelines (including utilizing the prices under SEC guidelines applicable to a Reserve Report as of its date);

provided, however that, in the case of each of the determinations made pursuant to clauses (i) through (iv), such increases and decreases shall be estimated by the Borrower’s engineers;

(b) the capitalized costs that are attributable to crude oil and natural gas properties of the Borrower and its Restricted Subsidiaries to which no proved crude oil and natural gas reserves are attributable, based on the Borrower’s books and records as of a date no earlier than the date of the Borrower’s latest available annual or quarterly financial statements;

(c) the Net Working Capital (excluding, to the extent included in the determination of discounted future net revenues under clause (1)(a) above, any adjustments made pursuant to FASB ASC Topic 410-20 as of a date no earlier than the date of the Borrower’s latest available annual or quarterly financial statements; and

(d) the greater of (i) the net book value as of a date no earlier than the date of the Borrower’s latest available annual or quarterly financial statements and (ii) the appraised value, as estimated by independent appraisers, of other tangible assets of the Borrower and its Restricted Subsidiaries as of a date no earlier than the date of the Borrower’s latest available annual or quarterly financial statements; provided, however that the Borrower shall not be required to obtain such an appraisal of such assets if no such appraisal has been performed); minus

(2) the sum of:

(a) Minority Interests;

(b) any net natural gas balancing liabilities of the Borrower and its Restricted Subsidiaries reflected in the Borrower’s latest audited financial statements;

(c) to the extent included in clause (1)(a) above, the discounted future net revenue, calculated in accordance with SEC guidelines (including utilizing the same prices in the Borrower’s Reserve Report used for this definition), attributable to reserves subject to participation interests, overriding royalty interests or other interests of third parties, pursuant to participation, partnership, vendor financing or other agreements then in effect, or which otherwise are required to be delivered to third parties;

(d) to the extent included in clause (1)(a) above, the discounted future net revenue calculated in accordance with SEC guidelines (including utilizing the same prices in the Borrower’s Reserve Report used for this definition), attributable to reserves that are required to be delivered to third parties to fully satisfy the obligations of the Borrower and its Restricted Subsidiaries with respect to Volumetric Production Payments on the schedules specified with respect thereto; and

(e) the discounted future net revenue, calculated in accordance with SEC guidelines, attributable to reserves subject to Dollar-Denominated Production Payments that, based on the estimates of production included in determining the discounted future net revenue specified in the immediately preceding clause (1)(a) (utilizing the same prices utilized in the Borrower’s Reserve Report used for this definition), would be necessary to satisfy fully the obligations of the Borrower and its Restricted Subsidiaries with respect to Dollar-Denominated Production Payments on the schedules specified with respect thereto.

If the Borrower changes its method of accounting from the full cost method to the successful efforts method or a similar method of accounting, “Adjusted Consolidated Net Tangible Assets” will continue to be calculated as if the Borrower were still using the full cost method of accounting.

“Administrative Agent” means Cortland Capital Market Services LLC, as the Administrative Agent hereunder, and its successors in such capacity.

“Administrative Agent Fee Letter” means that certain fee letter dated as of September 7, 2016 by and between the Administrative Agent and the 1.5 Lien Collateral Agent and the Borrower.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however that notwithstanding anything herein to the contrary the Backstop Lender shall not be considered an Affiliate of the Borrower or its Restricted Subsidiaries for purposes of this Agreement. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Affiliate Transaction” is defined in Section 6.11.

“Affiliated Lender” means, at any time, any Lender that is an Affiliate of the Borrower (other than the Borrower, any Guarantor or any Subsidiary of the Borrower) at such time.

“Agreement” means this Credit Agreement.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Anti-Terrorism Laws” means any laws, regulations or orders of any governmental authority of the United States, the United Nations, United Kingdom or the European Union relating to terrorism financing or money laundering, including, but not limited to, the International Emergency Economic Powers Act (50 U.S.C. § 1701 et seq.), the Trading With the Enemy Act (50 U.S.C. § 5 et seq.), the International Security Development and Cooperation Act (22 U.S.C. § 2349aa-9 et seq.), the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), the Bank Secrecy Act, as amended by Title III of the USA Patriot Act, and any rules or regulations promulgated pursuant to or under the authority of any of the foregoing.

“Applicable Premium” means, with respect to a Loan at any prepayment date, the excess of (1) the present value at such time of (a) the prepayment price of such Loan as of September 7, 2017 (without regard to accrued and unpaid interest) plus (b) all required interest payments due on such Loan through September 7, 2017 (excluding accrued and unpaid interest to the prepayment date), computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (2) the principal amount of such Loan.

“Approved Fund” means any Person (other than a natural Person) that (a) is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, and (b) is administered or managed by a Lender, an Affiliate of a Lender or a Person or an Affiliate of a Person that administers or manages a Lender.

“Asset Sale” means:

(1) the sale, lease, conveyance or other disposition of any assets (including by way of a Production Payment and Reserve Sale or a sale and leaseback transaction);

provided, however that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Borrower and its Restricted Subsidiaries taken as a whole will be governed by Sections 2.6(b) and 7.1 and not by the provisions of Section 6.10; and

(2) the issuance of Equity Interests in any of the Borrower’s Restricted Subsidiaries or the sale of Equity Interests held by the Borrower or any of its Subsidiaries in any of its other Subsidiaries.

Notwithstanding the preceding, none of the following items will be deemed to be an Asset Sale:

(1) any single transaction or series of related transactions that involves assets having a Fair Market Value of less than $15.0 million;

(2) a transfer of assets between or among the Borrower and its Restricted Subsidiaries;

(3) an issuance of Equity Interests by a Restricted Subsidiary of the Borrower to the Borrower or to a Restricted Subsidiary of the Borrower;

(4) the disposition of products, services, inventory or accounts receivable in the ordinary course of business and any sale or other disposition of damaged, worn-out or obsolete assets in the ordinary course of business;

(5) the sale or other disposition of cash or Cash Equivalents;

(6) a Restricted Payment that does not violate Section 6.7;

(7) Permitted Investments made with assets not constituting Collateral;

(8) a disposition of Hydrocarbons or mineral products inventory in the ordinary course of business;

(9) the sale or other disposition (whether or not in the ordinary course of business) of crude oil and natural gas properties or direct or indirect interests in real property; provided, however that at the time of such sale or disposition such properties do not have associated with them any proved reserves;

(10) the farm-out, lease or sublease of developed or undeveloped crude oil or natural gas properties owned or held by the Borrower or such Restricted Subsidiary in exchange for crude oil and natural gas properties owned or held by another Person;

(11) any trade or exchange by the Borrower or any Restricted Subsidiaries of oil and gas properties or other properties or assets for oil and gas properties or other properties or assets owned or held by another Person; provided, however that the fair market value of the properties or assets traded or exchanged by the Borrower or such Restricted Subsidiary (together with any cash) is reasonably equivalent to the fair market value of the properties or assets (together with any cash) to be received by the Borrower or such Restricted Subsidiary; provided, further that any net cash received must be applied in accordance with the provisions described in Section 6.10;

(12) the creation or perfection of a Lien (but not, except to the extent contemplated in clause (13) below, the sale or other disposition of the properties or assets subject to such Lien);

(13) the creation or perfection of a Permitted Lien and the exercise by any Person in whose favor a Permitted Lien is granted of any of its rights in respect of that Permitted Lien;

(14) the licensing or sublicensing of intellectual property, including, without limitation, licenses for seismic data, in the ordinary course of business and which do not materially interfere with the business of the Borrower and its Restricted Subsidiaries; and

(15) a surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind

“Asset Sale Offer” is defined in Section 2.6(a).

“Asset Sale Offer Notice” is defined in Section 2.6(a).

“Assignment and Acceptance” means each Assignment and Acceptance, substantially in the form of Exhibit C attached hereto or in another form acceptable to the Administrative Agent.

“Attributable Debt” in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

“Authorized Officer” means, as to any Person, its President, its Chief Executive Officer, its Chief Financial Officer, its Chief Accounting Officer, its General Counsel, its Chief Operations Officer, its Chief Technical Officer, its Treasurer, or any other officer specified as such to the Administrative Agent in writing by any of the aforementioned officers of such Person or by resolution from the board of directors or similar governing body of such Person.

“Backstop Lender” means Franklin Advisers, Inc. and its managed funds and accounts and Affiliates thereof.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Banking Services” means each and any of the following bank services provided to the Borrower or any Guarantor by any holder of Priority Lien Debt or any Affiliate thereof: (a) commercial credit cards, (b) stored value cards and (c) Treasury Management Arrangements (including controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” means any and all obligations of the Borrower or any Guarantor, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.).

“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficial Ownership”, “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board of Directors” means:

(1) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;

(2) with respect to a partnership, the Board of Directors of the general partner of the partnership;

(3) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof; and

(4) with respect to any other Person, the board or committee of such Person serving a similar function.

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means W&T Offshore, Inc., a Texas corporation, and its permitted assigns and successors.

“Borrowing” means a borrowing of Loans pursuant to Section 2.2.

“Borrowing Notice” means a written confirmation substantially in the form of Exhibit B made by an Authorized Officer of the Borrower or such other form approved by the Administrative Agent which meets the requirements of Section 2.2.

“Building” has the meaning assigned to such term in the applicable Flood Insurance Regulation; provided, however that, in no event shall the term “Building” include platforms and other structures located in state or federal waters offshore of the United States or other areas that are not subject to Flood Insurance Regulation.

“Business Day” means a day, other than a Saturday or Sunday or United States federal holiday, on which commercial banks are open for business with the public in New York, New York.

“Calculation Date” has the meaning given to it within the definition of “Fixed Charge Coverage Ratio”.

“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

“Capital Stock” means:

(1) in the case of a corporation, corporate stock;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Cash Equivalents” means:

(1) United States dollars;

(2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the United States government (provided that the full faith and credit of the United States is pledged in support of those securities) having maturities of not more than one year from the date of acquisition;

(3) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof, having a credit rating of “A” or better from either S&P or Moody’s;

(4) certificates of deposit, demand deposit accounts and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of “B” or better;

(5) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2), (3) and (4) above entered into with any financial institution meeting the qualifications specified in clause (4) above;

(6) commercial paper having one of the two highest ratings obtainable from Moody’s or S&P and, in each case, maturing within nine months after the date of acquisition; and

(7) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (6) of this definition.

“CFC” means a “controlled foreign corporation” as defined in Section 957 of the Code.

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties and assets of the Borrower and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d) of the Exchange Act) other than the Principals or a Related Party of the Principals;

(2) the adoption of a plan relating to the liquidation or dissolution of the Borrower;

(3) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any “person” (as defined above), other than the Principals or a Related Party of the Principals becomes the Beneficial Owner, directly or indirectly, of more than 35% of the Voting Stock of the Borrower, measured by voting power rather than number of shares; or

(4) the first day on which the Continuing Directors cease to constitute a majority of the Board of Directors of the Borrower.

“Change of Control Offer” is defined in Section 2.6(b).

“Change of Control Payment” is defined in Section 2.6(b).

“Change of Control Payment Date” is defined in Section 2.6(b).

“Closing Date” means the date on which the conditions specified in Section 4.1 are satisfied (or waived in accordance with Section 10.1), which occurred on September 7, 2016.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all property of any kind which is subject to a Lien in favor of Lenders (or in favor of the 1.5 Lien Collateral Agent for the benefit of Lenders) or which, under the terms of any Security Document, is purported to be subject to such a Lien, subject, however, to Section 10.14.

“Collateral Disposition” means any sale, transfer or other disposition (whether voluntary or involuntary) to the extent involving assets or other rights or property that constitute Collateral. The sale or issuance of Equity Interests in a Guarantor such that it thereafter is no longer a Guarantor shall be deemed to be a Collateral Disposition of the Collateral owned by such Guarantor.

“Commitment” means, for each Lender party to this Agreement on the Closing Date, the amount set forth opposite such Lender’s name on Schedule 5 directly below the column entitled “Commitment”, as the same may be from time to time be (x) reduced or terminated pursuant to the terms herein or (y) adjusted as a result of assignments to or from Lender pursuant hereto.

“Communications” is defined in Section 10.17(a).

“Consolidated” refers to the consolidation of any Person, in accordance with GAAP, with its properly consolidated subsidiaries. References herein to a Person’s Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated subsidiaries.

“Consolidated Cash Flow” means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication:

(1) an amount equal to any extraordinary loss plus any net loss realized by such Person or any of its Restricted Subsidiaries in connection with an Asset Sale (together with any related provision for taxes and any related non-recurring charges relating to any premium or penalty paid, write-off of deferred financing costs or other financial recapitalization charges in connection with redeeming or retiring any Indebtedness prior to its Stated Maturity), to the extent such losses were deducted in computing such Consolidated Net Income; plus

(2) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

(3) the Fixed Charges of such Person and its Restricted Subsidiaries for such period, to the extent that such Fixed Charges were deducted in computing such Consolidated Net Income; plus

(4) depreciation, depletion, amortization (including amortization of intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period), impairment and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, depletion, amortization, impairment and other non-cash expenses were deducted in computing such Consolidated Net Income; minus

(5) non-cash items increasing such Consolidated Net Income for such period, other than items that were accrued in the ordinary course of business; minus

(6) to the extent included in determining Consolidated Net Income, the sum of (a) the amount of deferred revenues that are amortized during such period and are attributable to reserves that are subject to Volumetric Production Payments and (b) amounts recorded in accordance with GAAP as repayments of principal and interest pursuant to Dollar-Denominated Production Payments, in each case, on a consolidated basis and determined in accordance with GAAP.

Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation, depletion and amortization and other non-cash charges and expenses of, a Restricted Subsidiary of the Borrower shall be added to Consolidated Net Income to compute Consolidated Cash Flow of the Borrower only to the extent (and in the same proportion) that the Net Income of such Restricted Subsidiary was included in calculating the Consolidated Net Income of such Person and only if a corresponding amount would be permitted at the date of determination to be dividended to the Borrower by such Restricted Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Restricted Subsidiary or its stockholders.

“Consolidated Net Income” means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however that:

(1) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting will be included only to the extent of the amount of dividends or similar distributions paid in cash to the specified Person or a Restricted Subsidiary of the Person;

(2) the Net Income of any Restricted Subsidiary will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, partners or members;

(3) the cumulative effect of a change in accounting principles will be excluded;

(4) income resulting from transfers of assets (other than cash) between such Person or any of its Restricted Subsidiaries, on the one hand, and an Unrestricted Subsidiary, on the other hand, will be excluded;

(5) any non-cash compensation charge arising from any grant of stock, stock options or other equity based awards will be excluded;

(6) any asset impairment writedowns or any asset writeups on oil and gas properties under GAAP or SEC guidelines will be excluded;

(7) any unrealized non-cash gains or losses or charges in respect of hedge or non-hedge derivatives (including those resulting from the application of FASB ASC Topic 815) will be excluded; and

(8) to the extent deducted in the calculation of Net Income, any non-cash write off of deferred debt issuance costs.

“Consolidated Net Worth” means, with respect to any specified Person as of any date, the sum of:

(1) the consolidated equity of the common stockholders of such Person and its consolidated Subsidiaries as of such date; plus

(2) the respective amounts reported on such Person’s balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Borrower who:

(1) was a member of such Board of Directors on the Closing Date; or

(2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

“Control Agreement” means an agreement in form and substance reasonably satisfactory to the 1.5 Lien Collateral Agent which provides for the 1.5 Lien Collateral Agent to have “control” (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts) or as used in Section 9-106 of the UCC, as such term relates to commodity contracts, or as used in Section 9-104(a) of the UCC, as such term relates to deposit accounts).

“Control Party” is defined in Section 6.15.

“Credit Facilities” means, with respect to the Borrower or any of its Restricted Subsidiaries, one or more current or future debt facilities, indentures or commercial paper facilities with banks, investment banks, insurance companies, trust companies, mutual funds, other lenders, investors or any of the foregoing providing for revolving credit loans, term loans, notes, debt securities, guarantees, receivables financing (including through the sale of receivables to such lenders, or to special purpose entities formed to borrow from (or sell such receivables to) such lenders against such receivables), letters of credit, bankers’ acceptances, or other borrowings, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced (in each case, without limitation as to amount), in whole or in part, from time to time and any agreements and related documents governing Indebtedness or other Liabilities incurred to refinance amounts then outstanding or permitted to be outstanding, (whether upon or after termination or otherwise) (including by means of sales of debt securities to investors) in whole or in part from time to time.

“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

“Disclosure Schedule” means Schedule 1 hereto.

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the date on which the Loans mature; provided, however that only the portion of Capital Stock which so matures or is mandatorily redeemable, or is so redeemable at the option of the holder thereof prior to such date, will be deemed to be Disqualified Stock. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Borrower to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that the Borrower may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 6.7 hereof. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Borrower and its Restricted Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock, exclusive of accrued dividends.

“Dollar-Denominated Production Payments” means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

“Domestic Subsidiary” means any Restricted Subsidiary of the Borrower (1) that was formed under the laws of the United States or any state of the United States or the District of Columbia or (2) that Guarantees Indebtedness of the Borrower or of a Guarantor in excess of a Minimum Amount.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Platform” is defined in Section 10.17(b).

“Eligible Transferee” means a Person which either (a) is a Lender or an Affiliate of Lender or an Approved Fund or (b) is consented to as an Eligible Transferee by the Administrative Agent, which consent will not be unreasonably withheld.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, obligations, liabilities, losses, proceedings, decrees, judgments, penalties, fees, fines, demand letters, orders, directives, claims (including claims for contribution or claims involving liability in tort, strict, absolute or otherwise), Liens, notices of noncompliance or violation, or claims for legal fees or costs of investigations or proceedings, relating to any Environmental Law or arising from the actual or alleged presence or Release of any Hazardous Material, including, without limitation, enforcement, mitigation, cleanup, removal, response, remedial or other actions or damages or contribution, indemnification, cost recovery, compensation or injunctive or declaratory relief pursuant to any Environmental Law.

“Environmental Laws” means all applicable Laws relating to pollution or the regulation or protection of human health or safety (to the extent such health or safety relate to exposure to Hazardous Materials), natural resources or the environment (including ambient air, surface water, ground water, land, natural resources or wetlands), including those relating to any release of hazardous materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, management, generation, recycling or handling of, or exposure to, Hazardous Materials. Without limitation, Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986; the Resource Conservation and

Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980 and the Hazardous and Solid Waste Amendments of 1984; the Toxic Substances Control Act, 15 U.S.C.; the Federal Water Pollution Control Act; the Hazardous Materials Transportation Act; the Clean Air Act; the Safe Drinking Water Act; the Federal Insecticide, Fungicide and Rodenticide Act, the Endangered Species Act and The Oil Pollution Act, each as amended and their state and local counterparts or equivalents.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Equity Offering” means any public or private sale of Capital Stock (other than Disqualified Stock) by the Borrower after the Closing Date.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, together with all rules and regulations promulgated with respect thereto.

“ERISA Affiliate” means the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

“ERISA Plan” means any employee pension benefit plan subject to Title IV of ERISA Section 412 of the Code or Section 302 of ERISA maintained by any ERISA Affiliate with respect to which any Restricted Person has a fixed or contingent liability (other than a “multiemployer plan” as that term is defined in Section 4001 of ERISA).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” is defined in Section 8.1.

“Excess Proceeds” is defined in Section 6.10.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Offer” means the Offer to Exchange any and all outstanding 8.500% Senior Notes due 2019 (CUSIP No. 92922P AC0 / ISIN US92922PAC05) and Solicitation of Consents to Proposed Amendments to the Related Indenture date July 25, 2016, as amended by the Exchange Offer Amendment dated August 16, 2016, as further amended, modified or extended from time to time.

“Excluded Account” means (i) each deposit account in which all or substantially all of the deposits consist of amounts utilized to fund payroll, employee benefit or tax obligations of the Borrower and its Subsidiaries, (ii) “zero balance” accounts, (iii) escrow accounts for amounts constituting purchase price deposits held in escrow pursuant to a binding and enforceable purchase and sale agreement with a third party containing customary provisions regarding the payment and refunding of such deposits, (iv) escrow accounts, trust accounts or fiduciary accounts and (v) cash collateral accounts permitted under Section 6.12 of this Agreement.

“Excluded Assets” means (i) cash, certificates of deposit, deposit accounts, money market accounts or other such liquid assets to the extent that such cash, certificates of deposit, deposit accounts, money market accounts or other such liquid assets are on deposit or maintained with the Priority Lien Collateral Agent or any other holder of Priority Lien Obligations to cash collateralize letters of credit constituting Priority Lien Obligations rather than generally to the holders of the Priority Lien Obligations or to the Priority Lien Collateral Agent for the benefit of the holders of Priority Lien Obligations as a whole, (ii) any governmental approval, license or permit that by its terms or by operation of law or regulation would be void, voidable, terminable or revocable if mortgaged, pledged or assigned under the terms of the Loan Documents; provided, however that such assets will constitute Excluded Assets only (x) so long as the mortgage, pledge or assignment would be void, voidable, terminable or revocable and (y) if excluded from the Collateral securing the Priority Lien Obligations, (iii) Equity Interests in excess of 65% of the voting Equity Interests in Subsidiaries that are (a) FSHCOs or (b) Foreign Subsidiaries that are CFCs or are disregarded entities that own Equity Interests in CFCs, and (iv) other property or assets of the Borrower or any Guarantor that are not required to be subject to a Lien securing the Priority Lien Obligations pursuant to the Priority Lien Documents as of the Closing Date, except to the extent that such property or assets are subject to a Priority Lien generally in favor of all holders of Priority Lien Obligations.

“Excluded Subsidiary” means (i) a Domestic Subsidiary that is owned directly or indirectly by a CFC or (ii) a FSHCO.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by the Recipient’s net income (however denominated), franchise Taxes imposed on the Recipient, and branch profits Taxes imposed on the Recipient, in each case, (i) by the United States of America (or any political subdivision thereof) or by the jurisdiction (or any political subdivision thereof) under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, or (ii) by any other jurisdiction as a result of a present or former connection between the Recipient and the jurisdiction imposing such Tax (other than a connection arising solely from such recipient having executed, delivered, become a party to, performed its obligations under or received payments under, received or perfected a security interest under, or enforced, any Loan Document), (b) in the case of a Foreign Lender, any withholding Tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (other than pursuant to an assignment request by the Borrower under Section 3.5) or designates a new lending office, except, in each case, to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts or indemnification from the Borrower with respect to such withholding Taxes pursuant to Section 3.3(a) or (c), (c) Taxes attributable to a Recipient’s failure to comply with Section 3.3(e), (h), or (j), as applicable, (d) any United States backup withholding Tax and (e) any Taxes imposed under FATCA.

“Existing Indebtedness” means Indebtedness of the Borrower and its Subsidiaries (other than Indebtedness under the Existing RCF Agreement, the Existing Second Lien Credit Agreement, the New Second Lien Notes, the New Junior Lien Notes or intercompany Indebtedness) in existence as of the Closing Date, until such amounts are repaid.

“Existing Notes” means the Borrower’s existing 8.500% senior notes due 2019.

“Existing RCF Agreement” means that certain credit agreement, dated as of November 8, 2013, as amended as of the Closing Date, by and among the Borrower, as borrower, Toronto Dominion (Texas) LLC, as the administrative agent, and the lenders from time to time party thereto, including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith and any Permitted Replacement thereof.

“Existing RCF Agreement Agent” means, at any time, the Person serving at such time as the “Agent” or “Administrative Agent” under the Existing RCF Agreement or any other representative then most recently designated in accordance with the applicable provisions of the Existing RCF Agreement, together with its successors in such capacity.

“Existing Second Lien Collateral Trustee” means, at any time, the Person serving at such time as “Collateral Trustee” under the Existing Second Lien Credit Agreement or any other representative then most recently designated in accordance with the applicable provisions of the Existing Second Lien Credit Agreement, together with its successors in such capacity.

“Existing Second Lien Credit Agreement” means the Term Loan Credit Agreement, dated as of May 11, 2015, by and among the Borrower, Morgan Stanley Senior Funding, Inc. as administrative agent and collateral trustee, the lenders party thereto from time to time and Morgan Stanley Senior Funding, Inc., TD Securities (USA) LLC, Wells Fargo Securities, LLC, Natixis, New York Branch, The Bank of Nova Scotia, Citigroup Global Markets Inc., and Goldman Sachs Bank USA as joint lead arrangers and joint bookrunners, including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, and, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise), supplemented or refinanced in whole or in part from time to time.

“Existing Unsecured Indenture” means the Indenture, dated as of June 10, 2011, by and among the Borrower, the Guarantors and Wilmington Trust, National Association (as successor trustee to Wells Fargo Bank, National Association).

“Fair Market Value” means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by the Board of Directors of the Borrower (unless the value is less than $10.0 million, in which case it may be determined by an officer of the Borrower), which determination will be conclusive for all purposes under this Agreement.

“FATCA” means Sections 1471 through 1474 of the Code (and any amended or successor sections thereto), any present or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement.

“Federal Funds Rate” shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, however that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent in good faith.

“Flood Insurance Regulations” is defined in Section 10.14.

“Fixed Charge Coverage Ratio” means with respect to any specified Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that the specified Person or any of its Restricted Subsidiaries incurs, assumes, guarantees, repays, repurchases, redeems, defeases or otherwise discharges any Indebtedness (other than ordinary working capital borrowings) or issues, repurchases or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated and on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the “Calculation Date”), then the Fixed Charge Coverage Ratio will be calculated giving pro forma effect to such incurrence, assumption, guarantee, repayment, repurchase, redemption, defeasance or other discharge of Indebtedness, or such issuance, repurchase or redemption of preferred stock, and the use of the proceeds therefrom, as if the same had occurred at the beginning of the applicable four-quarter reference period.

In addition, for purposes of calculating the Fixed Charge Coverage Ratio:

(1) (i) acquisitions that have been made by the specified Person or any of its Restricted Subsidiaries, including through mergers, consolidations or otherwise (including acquisitions of assets used or useful in the Oil and Gas Business), or any Person or any of its Restricted Subsidiaries acquired by the specified Person or any of its Restricted Subsidiaries, and including any related financing transactions and including increases in ownership of Restricted Subsidiaries, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date, shall be deemed to have occurred on the first day of the four-quarter reference period and (ii) the Consolidated Cash Flow for such reference period will be calculated giving pro forma effect to any expense and cost reductions that have occurred or, in the reasonable judgment of the chief financial officer of the Borrower, are reasonably expected to occur in the next 12 months (regardless of whether those operating improvements or cost savings could then be reflected in pro forma financial statements prepared in accordance with Regulation S-X under the Securities Act or any other regulation or policy of the SEC related thereto); provided that the aggregate amount to be included in calculating the

Consolidated Cash Flow pursuant to subsection (ii) in this clause (1) shall not exceed 10% of Consolidated Cash Flow (determined before giving effect to subsection (ii) of this clause (1)) for such period);

(2) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses (and ownership interests therein) disposed of prior to the Calculation Date, will be excluded;

(3) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses (and ownership interests therein) disposed of prior to the Calculation Date, will be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the specified Person or any of its Restricted Subsidiaries following the Calculation Date;

(4) any Person that is a Restricted Subsidiary on the Calculation Date will be deemed to have been a Restricted Subsidiary at all times during such four-quarter period;

(5) any Person that is not a Restricted Subsidiary on the Calculation Date will be deemed not to have been a Restricted Subsidiary at any time during such four-quarter period; and

(6) if any Indebtedness bears a floating rate of interest, the interest expense on such Indebtedness will be calculated as if the rate in effect on the Calculation Date had been the applicable rate for the entire period (taking into account any Hedging Obligation applicable to such Indebtedness if such Hedging Obligation has a remaining term as at the Calculation Date in excess of 12 months).

“Fixed Charges” means, with respect to any specified Person for any period, the sum, without duplication, of:

(1) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (excluding any interest attributable to Dollar-Denominated Production Payments but including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings) and net of the effect of all payments made or received pursuant to Hedging Obligations in respect of interest rates; plus

(2) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; plus

(3) any interest on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such Guarantee or Lien is called upon; plus

(4) all dividends, whether paid or accrued and whether or not in cash, on any series of preferred stock of such Person or any of its Restricted Subsidiaries, other than dividends on Equity Interests payable solely in Equity Interests of the Borrower (other than Disqualified Stock) or to the Borrower or a Restricted Subsidiary of the Borrower.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

“FSHCO” means any Domestic Subsidiary (including a disregarded entity for U.S. federal income tax purposes) that has no material assets (held directly or through Subsidiaries) other than (i) Equity Interests of one or more CFCs or (ii) Equity Interests of one or more CFCs and indebtedness of one or more CFCs.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Agreement.

“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to maintain financial statement conditions or otherwise), or entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part).

“Guarantors” means:

(1) each Subsidiary of the Borrower that provided a Guarantee of the Obligations on the Closing Date; and

(2) any other Restricted Subsidiary of the Borrower that becomes a Guarantor in accordance with Section 6.14,

and their respective successors and assigns, in each case, until the Guarantee of such Person has been released in accordance with the provisions of this Agreement.

“Hazardous Materials” means (a) any petroleum or petroleum product (including crude oil or fraction thereof), explosive, radioactive material, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, lead and radon gas; (b) any chemical, material, gas substance waste which is defined as or included in the definition of “hazardous substance”, “hazardous waste”, “hazardous material”, “extremely hazardous substance”, “hazardous chemical”, “toxic substance”, “toxic chemical”, “contaminant” or “pollutant” or words of similar import under any Environmental Law; and (c) any other chemical, material, gas substance or waste, exposure to which, or the presence, use, generation, treatment, Release, transport or storage of which is prohibited, limited or regulated under any Environmental Law.

“Hedging Contract” means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other hedging contract, derivative agreement or other similar agreement or arrangement.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:

(1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements entered into with one or more financial institutions and other arrangements or agreements designed to protect the Person entering into the agreement against fluctuations in interest rates with respect to Indebtedness incurred;

(2) foreign exchange contracts and currency protection agreements entered into with one or more financial institutions and designed to protect the Person entering into the agreement against fluctuations in currency exchange rates with respect to Indebtedness incurred;

(3) any commodity futures contract, commodity option or other similar agreement or arrangement designed to protect against fluctuations in the price of commodities used, produced, processed or sold by that Person or any of its Restricted Subsidiaries at the time; and

(4) other agreements or arrangements designed to protect such Person against fluctuations in interest rates, commodity prices or currency exchange rates.

“Hydrocarbon Interests” means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, working interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

“Hydrocarbons” means crude oil, natural gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all constituents, elements or compounds thereof and products refined or processed therefrom.

“Increased Costs” is defined in Section 3.6.

“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:

(1) in respect of borrowed money;

(2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

(3) in respect of banker’s acceptances;

(4) representing Capital Lease Obligations or Attributable Debt in respect of sale and leaseback transactions;

(5) representing the balance deferred and unpaid of the purchase price of any property due more than nine months after such property is acquired; and

(6) representing any Hedging Obligations,

if, and to the extent that, any of the items described in clauses (1), (2), (4) and (5) above would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP.

In addition, the term “Indebtedness” includes (1) all Indebtedness described in the preceding paragraph of another Person secured by a Lien on any asset of the specified Person, whether or not such Indebtedness is assumed by the specified Person; provided, however, that the amount of such Indebtedness will be the lesser of (a) the Fair Market Value of such asset at such date of determination and (b) the amount of such Indebtedness of such other Person, and (2) to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness described in the preceding paragraph of any other Person (including, with respect to any Production Payment, any warranties or guarantees of production or payment by such Person with respect to such Production Payment, but excluding other contractual obligations of such Person with respect to such Production Payment). Notwithstanding any other provision of this definition, neither Dollar-Denominated Production Payments nor Volumetric Production Payments shall be deemed to be Indebtedness.

In addition, “Indebtedness” of any Person shall include Indebtedness described in the preceding paragraph that would not appear as a liability on the balance sheet of such Person if:

(1) such Indebtedness is the obligation of a Joint Venture that is not a Restricted Subsidiary;

(2) such Person or a Restricted Subsidiary of such Person is a general partner of the Joint Venture (a “General Partner”); and

(3) there is recourse, by contract or operation of law, with respect to the payment of such Indebtedness to property or assets by such Person or a Restricted Subsidiary of such Person;

and then such Indebtedness shall be included in an amount not to exceed:

(a) the lesser of (i) the net assets of the General Partner and (ii) the amount of such obligations to the extent that there is recourse, by contract or operation of law, to the property or assets of such Person or a Restricted Subsidiary of such Person; or

(b) if less than the amount determined pursuant to clause (a) immediately above, the actual amount of such Indebtedness that is recourse to such Person or a Restricted Subsidiary of such Person, if the Indebtedness is evidenced by a writing and is for a determinable amount and the related interest expense shall be included in Fixed Charges to the extent actually paid by such Person or its Restricted Subsidiaries.

“Indemnified Taxes” means Taxes other than Excluded Taxes and Other Taxes.

“Initial Financial Statements” means the audited consolidated financial statements of the Borrower for the fiscal year ended December 31, 2015, and the unaudited interim consolidated financial statements of the Borrower for the three months ended March 31, 2016 and the six months ended June 30, 2016.

“Intercreditor Agreements” means the Senior Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement.

“Investments” means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees or other obligations) advances or capital contributions (excluding endorsements of negotiable instruments and documents in the ordinary course of business, and commission, travel and similar advances to officers, employees and consultants made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Borrower or any Restricted Subsidiary of the Borrower sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Borrower such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Borrower, the Borrower will be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Borrower’s Investments in such Restricted Subsidiary that were not sold or disposed of in an amount determined as provided in Section 6.7(c). The acquisition by the Borrower or any Subsidiary of the Borrower of a Person that holds an Investment in a third Person will be deemed to be an Investment by the Borrower or such Subsidiary in such third Person in an amount equal to the Fair Market Value of the Investments held by the acquired Person in such third Person in an amount determined as provided in Section 6.7(c). Except as otherwise provided in this Agreement, the amount of an Investment will be determined at the time the Investment is made and without giving effect to subsequent changes in value.

“Investment Grade Securities” means:

(1) securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof (other than Cash Equivalents) and in each case with maturities not exceeding two years from the date of acquisition;

(2) investments in any fund that invests exclusively in investments of the type described in clause (1) which fund may also hold immaterial amounts of cash pending investment and/or distribution; and

(3) corresponding instruments in countries other than the United States customarily utilized for high quality investments and in each case with maturities not exceeding two years from the date of acquisition.

“Joint Venture” means any Person that is not a direct or indirect Subsidiary of the Borrower in which the Borrower or any of its Restricted Subsidiaries directly or indirectly makes any Investment.

“Junior Lien” means a Lien, junior to the Priority Liens, the 1.5 Liens and the Second Liens, as provided in the Second Lien Intercreditor Agreement, granted by the Borrower or any Guarantor in favor of the Junior Lien Collateral Agent, at any time, upon any property of the Borrower or any Guarantor to secure Junior Lien Obligations.

“Junior Lien Collateral Agent” means the New Junior Lien Notes Collateral Trustee (or such Person designated by the New Junior Lien Notes Collateral Trustee), or if the New Junior Lien Notes Collateral Trustee ceases to exist, the collateral trustee or other representative of lenders or holders of Junior Lien Obligations designated pursuant to the terms of the Junior Lien Documents and the Second Lien Intercreditor Agreement.

“Junior Lien Debt” means:

(1) Indebtedness of the Borrower and the Guarantors under the New Junior Lien Notes that is subject to the Second Lien Intercreditor Agreement and permitted to be incurred and secured under each applicable Secured Debt Document, and

(2) any other Indebtedness (other than intercompany Indebtedness owing to the Borrower or its Subsidiaries) of the Borrower or any Guarantor that is secured by substantially the same assets as the New Junior Lien Notes by a Junior Lien that was permitted to be incurred and so secured under each applicable Secured Debt Document; provided, however that, in the case of any Indebtedness referred to in this definition:

(a) on or before the date on which such Indebtedness is incurred by the Borrower or any Guarantor, such Indebtedness is designated by the Borrower, in an officers’ certificate delivered to the Junior Lien Collateral Agent and collateral trustee as “Junior Lien Debt” for the purposes of the Secured Debt Documents; provided, however that if such Series of Secured Debt is designated “Junior Lien Debt,” it cannot also be designated as Priority Lien Debt, 1.5 Lien Debt or Second Lien Debt (or any combination of the four);

(b) the collateral agent or other representative with respect to such Indebtedness, the Priority Lien Collateral Agent, the 1.5 Lien Collateral Agent, the Second Lien Collateral Agent, the Junior Lien Collateral Agent, the collateral trustee, the Borrower and each applicable Guarantor have duly executed and delivered the Second Lien Intercreditor Agreement (or a joinder to the Second

Lien Intercreditor Agreement or a new Second Lien Intercreditor Agreement substantially similar to the Second Lien Intercreditor Agreement, as in effect on the date of this Agreement, and in a form reasonably acceptable to each of the parties thereto); and

(c) all other requirements set forth in the Second Lien Intercreditor Agreement as to the confirmation, grant or perfection of the Junior Lien Collateral Agent’s Liens to secure such Indebtedness or Liabilities in respect thereof are satisfied.

“Junior Lien Documents” means, collectively, the New Junior Lien Indenture, the New Junior Lien Notes and any other Credit Facility pursuant to which any Junior Lien Debt is incurred and the documents pursuant to which Junior Lien Obligations are granted.

“Junior Lien Obligations” means Junior Lien Debt and all other Liabilities in respect of Junior Lien Debt, in each case, that are secured by the Junior Liens.

“Law” means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision or regulatory agency thereof or of any foreign country or any department, province or other political subdivision thereof, including, without limitation, Environmental Laws.

“Lender Parties” means the Administrative Agent, the Lenders and their successors, transferees and permitted assigns; and “Lender Party” means any of them.

“Lenders” is defined in the preamble hereto.

“Lending Office” means, with respect to any Lender, the office, branch, or agency through which it funds its Loans.

“Liabilities” means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of any financing statement under the UCC (or equivalent statutes) of any jurisdiction.

“Loan” is defined in Section 2.1.

“Loan Documents” means this Agreement, the Notes, the Administrative Agent Fee Letter, any Guarantee of the Obligations, the Security Documents and all other agreements, amendments, supplements or other modifications, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets, commitment letters, correspondence and similar documents used in the negotiation hereof, but inclusive of any fee letters between any Restricted Person and the Administrative Agent).

“Loan Parties” means the Borrower and the Guarantors.

“Material Adverse Change” means a material adverse change in, or material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the Borrower and its Restricted Subsidiaries taken as a whole, (b) the ability of the Borrower or any Restricted Subsidiary to perform any of its obligations under the Loan Documents to which it is a party or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of or benefits available to the Administrative Agent or the Lenders thereunder.

“Maturity Date” means November 15, 2019; provided, however that, if the Existing Notes are not refinanced in whole prior to February 28, 2019 with indebtedness maturing at least 91 days after November 15, 2019, the Maturity Date shall be February 28, 2019.

“Minimum Amount” means $5.0 million.

“Minority Interest” means the percentage interest represented by any Capital Stock of a Restricted Subsidiary of the Borrower that is not owned by the Borrower or a Restricted Subsidiary of the Borrower.

“Mobile Home” has the meaning assigned to the term “Manufactured Home” and “Mobile Home” in the applicable Flood Insurance Regulation; provided, however that, in no event shall the term “Mobile Home” include platforms and other structures located in state or federal waters offshore of the United States or other areas that are not subject to Flood Insurance Regulation.

“Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.

“Mortgaged Properties” means all property listed on Schedule 4 and all other property of any Restricted Person as to which a mortgage lien, deed of trust lien or similar lien shall be granted by such Restricted Person in favor of the Administrative Agent and/or a trustee pursuant to a deed of trust, mortgage or other similar instrument in form and substance reasonably satisfactory to the Administrative Agent in order to secure the Obligations, subject, however, to Section 10.14(b).

“Mortgages” means all mortgages, deeds of trust and similar documents, instruments and agreements (and all amendments, modifications and supplements thereof) creating, evidencing, perfecting or otherwise establishing the Liens on the Mortgaged Properties and other related assets to secure payment of the Obligations or any part thereof.

“Net Income” means, with respect to any specified Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

(1) any gain (or loss), together with any related provision for taxes on such gain (but not loss), realized in connection with:

(a)	any Asset Sale; or

(b)	the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

(2) any extraordinary or nonrecurring gain (or loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (or loss).

“Net Proceeds” means the aggregate cash proceeds received by the Borrower or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of:

(1) all legal, accounting, investment banking, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP (after taking into account any available tax credits or deductions and any tax sharing agreements), as a consequence of such Asset Sale;

(2) all payments made on any Indebtedness (other than any Secured Debt, including any revolving credit Indebtedness) which is secured by any assets subject to such Asset Sale, in accordance with the terms of any Lien upon such assets, or which must by its terms or by applicable law be repaid out of the proceeds from such Asset Sale;

(3) all distributions and other payments required to be made to holders of Minority Interests in Subsidiaries or joint ventures as a result of such Asset Sale; and

(4) the deduction of appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, or held in escrow, in either case for adjustment in respect of the sale price or for any liabilities associated with the assets disposed of in such Asset Sale and retained by the Borrower or any Restricted Subsidiary after such Asset Sale.

“Net Working Capital” means (a) all current assets of the Borrower and its Restricted Subsidiaries except current assets from commodity price risk management activities arising in the ordinary course of business, less (b) all current liabilities of the Borrower and its Restricted Subsidiaries, except current liabilities included in Indebtedness and any current liabilities from commodity price risk management activities arising in the ordinary course of business, in each case as set forth in the consolidated financial statements of the Borrower prepared in accordance with GAAP (excluding any adjustments made pursuant to FASB ASC Topic 815).

“New Junior Lien Notes” means the Borrower’s 8.50%/10.00% Third Lien PIK Toggle Notes due 2021 issued pursuant to the New Junior Lien Notes Indenture, as amended, restated, refinanced, supplemented, modified or replaced.

“New Junior Lien Notes Collateral Trustee” means Wilmington Trust, N.A.

“New Junior Lien Notes Indenture” means the indenture dated as of the date hereof for the New Junior Lien Notes, as amended, restated, refinanced, supplemented, modified or replaced.

“New Second Lien Notes” means the Borrower’s 9.00%/10.75% Second Lien PIK Toggle Notes due 2020 issued pursuant to the New Second Lien Notes Indenture, as amended, restated, refinanced, supplemented, modified or replaced.

“New Second Lien Notes Indenture” means the indenture dated as of the date hereof for the New Second Lien Notes, as amended, restated, refinanced, supplemented, modified or replaced.

“Non-Consenting Lender” is defined in Section 10.1(h).

“Non-Recourse Debt” means Indebtedness:

(1) as to which neither the Borrower nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender; and

(2) no default with respect to which (including any rights that the holders of the Indebtedness may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness of the Borrower or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment of the Indebtedness to be accelerated or payable prior to its Stated Maturity.

“Note” means a promissory note of the Borrower payable to any Lender, in the form of Exhibit A hereto (as such promissory note may be amended or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“NYMEX Pricing” means, as of any date of determination with respect to any month (i) for crude oil, the closing settlement price for the Light, Sweet Crude Oil futures contract for such month, and (ii) for natural gas, the closing settlement price for the Henry Hub Natural Gas futures contract for such month, in each case as published by New York Mercantile Exchange (NYMEX) on its website currently located at www.cmegroup.com, or any successor thereto (as such price may be corrected or revised from time to time by the NYMEX in accordance with its rules and regulations).

“Obligations” means all Liabilities from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the Loan Documents, including, without limitation, all amounts in respect of any principal, premium, interest, penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities (including any interest, fees, premium and expenses accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in this Agreement, whether or not such interest, fees or expenses is an allowed claim under any such proceeding or under applicable state, federal or foreign law), and guarantees of the foregoing amounts.

“Obligation” means any part of the Obligations.

“Officer’s Certificate” means a certificate signed on behalf of the Borrower by an Authorized Officer of the Borrower.

“Oil and Gas Business” means:

(1) the acquisition, exploration, exploitation, development, production, operation and disposition of interests in crude oil, natural gas and other Hydrocarbon properties;

(2) the gathering, marketing, treating, processing (but not refining), storage, distribution, selling and transporting of any production from such interests or properties;

(3) any business relating to exploration for or development, production, exploitation, treatment, processing (but not refining), storage, transportation or marketing of oil, gas and other minerals and products produced in association therewith; and

(4) any activity that is ancillary or complementary to or necessary or appropriate for the activities described in clauses (1) through (3) of this definition.

“Oil and Gas Properties” means Hydrocarbon Interests; the properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any governmental authority) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and all properties, rights, titles, interests and estates described or referred to above, including any and all property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells (including those used for either environmental sampling or remedial purposes), structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“Other Taxes” means any and all present or future stamp, court or documentary Taxes and any other excise, intangible, recording, filing, property or similar Taxes, charges or levies arising from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, any Loan Document, except any such Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.5) as a result of a present or former connection between the Recipient and the jurisdiction imposing such Tax (other than a connection arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under or received payments under, received or perfected a security interest under, or enforced, any Loan Document).

“Participant Register” is defined in Section 10.6(a).

“Patriot Act” is defined in Section 10.16.

“Payment Date” means (a) the last Business Day of each March, June, September and December (commencing with December 2016) and (b) any day on which past due interest or principal is owed under the Loans and is unpaid. If the terms of any Loan Document provide that payments of interest or principal on the Loans shall be deferred from one Payment Date to another day, such other day shall also be a Payment Date.

“Payment Office” means, with respect to the Administrative Agent, the office, branch or account through which it administers this Agreement and to which payments shall be made hereunder, as designated in writing from time to time by the Administrative Agent.

“Percentage Share” means, at any time and with respect to any Lender, the percentage obtained by dividing (a) the Commitment (or, after the making of the Loans on the Closing Date, aggregate principal amount of the outstanding Loans) of such Lender, by (b) the aggregate Commitments (or, after the making of the Loans on the Closing Date, aggregate principal amount of the outstanding Loans) of all Lenders.

“Permitted Acquisition Indebtedness” means Indebtedness or Disqualified Stock of the Borrower or any of the Borrower’s Restricted Subsidiaries to the extent such Indebtedness or Disqualified Stock was Indebtedness or Disqualified Stock of:

(1) a Subsidiary prior to the date on which such Subsidiary became a Restricted Subsidiary; or

(2) a Person that was merged, consolidated or amalgamated into the Borrower or a Restricted Subsidiary;

provided, however that on the date such Subsidiary became a Restricted Subsidiary or the date such Person was merged, consolidated and amalgamated into the Borrower or a Restricted Subsidiary, as applicable, after giving pro forma effect thereto:

(a) the Restricted Subsidiary or the Borrower, as applicable, would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 6.9(a);

(b) the Fixed Charge Coverage Ratio for the Restricted Subsidiary or the Borrower, as applicable, would be greater than the Fixed Charge Coverage Ratio for such Restricted Subsidiary or the Borrower immediately prior to such transaction; or

(c) the Consolidated Net Worth of the Restricted Subsidiary or the Borrower, as applicable, would be greater than the Consolidated Net Worth of such Restricted Subsidiary or the Borrower immediately prior to such transaction.

“Permitted Business Investments” means Investments made in the ordinary course of, and of a nature that is or shall have become customary in, the Oil and Gas Business, including through agreements, transactions, interests or arrangements that permit one to share risk or costs, comply with regulatory requirements regarding local ownership or satisfy other objectives customarily achieved through the conduct of the Oil and Gas Business jointly with third parties, including without limitation:

(1) direct or indirect ownership of crude oil, natural gas, other related Hydrocarbon and mineral properties or any interest therein or gathering, transportation, processing, storage or related systems or ancillary real property interests; and

(2) Investments in the form of, pursuant to or in accordance with operating agreements, working interests, royalty interests, mineral leases, processing agreements, farm-in agreements, farm-out agreements, contracts for the sale, transportation or exchange of oil, natural gas, other Hydrocarbons and minerals, production sharing agreements, participation agreements, development agreements, area of mutual interest agreements, unitization agreements, pooling agreements, joint bidding agreements, service contracts, joint venture agreements, partnership agreements (whether general or limited), subscription agreements, stock purchase agreements, stockholder agreements and other similar or customary agreements (including for limited liability companies) with third parties, transactions, properties, interests or arrangements and Investments and expenditures in connection therewith or pursuant thereto.

“Permitted Conforming Priority Lien Debt” is defined in Section 6.9.

“Permitted Debt” is defined in Section 6.9.

“Permitted Investments” means

(1) any Investment in the Borrower or in a Restricted Subsidiary of the Borrower;

(2) any Investment in Cash Equivalents or Investment Grade Securities;

(3) any Investment by the Borrower or any Restricted Subsidiary of the Borrower in a Person, if as a result of such Investment:

(a) such Person becomes a Restricted Subsidiary of the Borrower; or

(b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary of the Borrower;

(4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 6.10;

(5) any acquisition of assets or Capital Stock solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Borrower;

(6) any Investments received in compromise or resolution of (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of the Borrower or any of its Restricted Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; or (B) litigation, arbitration or other disputes with Persons who are not Affiliates;

(7) Investments represented by Hedging Obligations;

(8) loans or advances to employees in the ordinary course of business made for bona fide business purposes not to exceed $5.0 million in the aggregate at any time outstanding;

(9) receivables owing to the Borrower or any Restricted Subsidiary created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Borrower or any such Restricted Subsidiary deems reasonable under the circumstances;

(10) surety and performance bonds and workers’ compensation, utility, lease, tax, performance and similar deposits and prepaid expenses in the ordinary course of business;

(11) Guarantees of Indebtedness permitted under Section 6.9;

(12) Guarantees by the Borrower or any of its Restricted Subsidiaries of operating leases (other than Capital Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into by any Restricted Subsidiary in the ordinary course of business;

(13) Investments of a Restricted Subsidiary acquired after the Closing Date or of any entity merged into the Borrower or merged into or consolidated or amalgamated with a Restricted Subsidiary in accordance with Section 7.1 to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(14) Permitted Business Investments;

(15) Investments received as a result of a foreclosure by the Borrower or any of its Restricted Subsidiaries with respect to any secured Investment in default;

(16) Investments in any units of any oil and gas royalty trust; and

(17) other Investments in any Person (other than any Unrestricted Subsidiary) having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (17) that are at the time outstanding not to exceed the greater of (i) $15.0 million and (ii) 1% of Adjusted Consolidated Net Tangible Assets.

“Permitted Liens” means:

(1) Liens securing the Priority Lien Debt, the Second Lien Debt or the Junior Lien Debt incurred under clause (1) of the definition of “Permitted Debt”;

(2) Liens securing the Loans incurred on the Closing Date and the Liabilities of the Borrower and the Guarantors arising under the Loan Documents;

(3) Liens in favor of the Borrower or the Guarantors;

(4) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Borrower or any Subsidiary of the Borrower; provided, however that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower or the Subsidiary;

(5) Liens on property (including Capital Stock) existing at the time of acquisition of the property by the Borrower or any Subsidiary of the Borrower; provided, however that such Liens were in existence prior to such acquisition and not incurred in contemplation of such acquisition;

(6) Liens (other than for borrowed money) existing on the Closing Date (other than Liens described in another clause of this definition);

(7) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided, however that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor;

(8) Liens arising from survey exceptions, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property that were not incurred in connection with Indebtedness and that do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(9) Liens arising from leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Borrower and its Restricted Subsidiaries, taken as a whole;

(10) landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or the like Liens arising by contract or statute in the ordinary course of business and with respect to amounts which are not yet delinquent or are being contested in good faith by appropriate proceedings;

(11) Liens arising from pledges or deposits made in the ordinary course of business (A) in connection with leases, tenders, bids, statutory obligations, surety or appeal bonds, government contracts, performance bonds and similar obligations, or (B) in connection with workers’ compensation, unemployment insurance and other social security legislation;

(12) Liens encumbering property or assets under construction arising from progress or partial payments by a customer of the Borrower or its Restricted Subsidiaries relating to such property or assets;

(13) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods;

(14) any attachment or judgment Lien that does not constitute an Event of Default;

(15) Liens to secure any Permitted Refinancing Indebtedness permitted to be incurred under this Agreement; provided, however, that

(a) the new Lien shall be limited to all or part of the same property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original Lien (plus improvements and accessions to, such property or proceeds or distributions thereof); and

(b) the Indebtedness secured by the new Lien is not increased to any amount greater than the sum of (x) the outstanding principal amount, or, if greater, committed amount, of the Permitted Refinancing Indebtedness and (y) an amount necessary to pay any fees and expenses, including premiums, related to such renewal, refunding, refinancing, replacement, defeasance or discharge;

(16) Liens for the purpose of securing the payment of all or a part of the purchase price of, or Capital Lease Obligations with respect to, or the repair, improvement or construction cost of, assets or property acquired or repaired, improved or constructed in the ordinary course of business; provided, however that:

(a) the aggregate principal amount of Indebtedness secured by such Liens is otherwise permitted to be incurred under this Agreement and does not exceed the cost of the assets or property so acquired or repaired, improved or constructed plus fees and expenses in connection therewith; and

(b) such Liens are created within 180 days of repair, improvement, construction or acquisition of such assets or property and do not encumber any other assets or property of the Borrower or any of its Restricted Subsidiaries other than such assets or property and assets affixed or appurtenant thereto (including improvements);

(17) Liens arising solely by virtue of any statutory or common law provisions relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained or deposited with a depositary institution; provided, however that:

(a) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board; and

(b) such deposit account is not intended by the Borrower or any Restricted Subsidiary to provide collateral to the depositary institution;

(18) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by the Borrower and its Restricted Subsidiaries in the ordinary course of business;

(19) Liens in respect of Production Payments and Reserve Sales;

(20) Liens on pipelines and pipeline facilities that arise by operation of law;

(21) Liens arising from farmout, carried working interest, joint operating, unitization, royalty, sales and similar agreements relating to the exploration or development of, or production from, oil and gas properties entered into in the ordinary course of business;

(22) Liens reserved in oil and gas mineral leases for bonus or rental payments and for compliance with the terms of such leases;

(23) Liens arising under this Agreement in favor of the Administrative Agent for its own benefit and similar Liens in favor of other trustees, agents and representatives arising under instruments governing Indebtedness permitted to be incurred under this Agreement, provided, however, that such Liens are solely for the benefit of the trustees, agents or representatives in their capacities as such and not for the benefit of the holders of the Indebtedness;

(24) Liens securing Hedging Obligations of the Borrower and its Restricted Subsidiaries incurred under clause (8) of the definition of “Permitted Debt”;

(25) Liens on and pledges of the Equity Interests of any Unrestricted Subsidiary or any Joint Venture owned by the Borrower or any of its Restricted Subsidiary to the extent securing Non-Recourse Debt of such Unrestricted Subsidiary or Joint Venture;

(26) Liens upon specific items of inventory, receivables or other goods or proceeds of the Borrower or any of its Restricted Subsidiaries securing such Person’s obligations in respect of bankers’ acceptances or receivables securitizations issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory, receivables or other goods or proceeds and permitted by Section 6.9;

(27) Liens securing Indebtedness of the Borrower or any Guarantor to the extent such Indebtedness constitutes Junior Lien Debt; provided that after giving effect to such incurrence, the ratio of (x) Adjusted Consolidated Net Tangible Assets (solely for purposes of this clause (27) references to the SEC guidelines in the definition of Adjusted Consolidated Net Tangible Assets shall instead refer to the Strip Price (after giving effect to (i) commodity derivatives contracts in effect as of the date of determination and (ii) current estimates of costs determined in good faith by the Borrower in light of prevailing market conditions) but otherwise in accordance with SEC guidelines) to (y) the aggregate principal amount of Secured Debt, together with any Permitted Refinancing Indebtedness incurred to extend, refinance, renew, replace, defease or refund such Secured Debt, (with the full amount of availability under Credit Facilities being deemed to have been incurred on the date of determination and with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Borrower and its Subsidiaries thereunder) that is then outstanding, determined after giving effect to such incurrence, is at least 1.1 to 1.0; and

(28) Liens of the Borrower or any Subsidiary of the Borrower with respect to Indebtedness (other than with respect to Priority Lien Debt or 1.5 Lien Debt) that does not exceed in principal amount the greater of (a) $25.0 million at any one time outstanding and (b) 1.0% of the Adjusted Consolidated Net Tangible Assets determined as of the date of the incurrence of such Indebtedness after giving pro forma effect to such incurrence and the application of proceeds therefrom.

“Permitted Refinancing Indebtedness” means any Indebtedness of the Borrower or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge other Indebtedness of the Borrower or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided, however that:

(1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged (plus all accrued interest on the Indebtedness and the amount of all fees and expenses, including premiums, incurred in connection therewith);

(2) (a) if the final maturity date of the Indebtedness being extended, renewed, refunded, refinanced, replaced, defeased or discharged is earlier than the final repayment date of the Loans, the Permitted Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of the Indebtedness being extended, renewed, refunded, discharged, refinanced, replaced or defeased, or

(b) if the final maturity date of the Indebtedness being extended, renewed, refunded, refinanced, replaced, defeased or discharged is later than the final repayment date of the Loans, the Permitted Refinancing Indebtedness has a final maturity date at least 91 days later than the final repayment date of the Loans;

(3) if the Indebtedness being extended, renewed, refunded, refinanced, replaced, defeased or discharged is subordinated in right of payment to the Loans, such Permitted Refinancing Indebtedness is subordinated in right of payment to the Loans on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being extended, renewed, refunded, refinanced, replaced, defeased or discharged; and

(4) such Indebtedness is incurred either by the Borrower or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, renewed, refunded, refinanced, replaced, defeased or discharged; provided, however, that a Restricted Subsidiary that is also a Guarantor may guarantee Permitted Refinancing Indebtedness incurred by the Borrower, whether or not such Restricted Subsidiary was an obligor or guarantor of the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged.

“Permitted Replacement” means, with respect to the Existing RCF Agreement, a reserved based credit facility which (a) shall refinance or replace the Existing RCF Agreement in full and with respect to which, on the date of such replacement or refinancing, lenders holding at least 50.1% of the commitments and loans thereunder are (i) commercial bank lenders, (ii) investments banks or (iii) Affiliates of Persons described in clauses (i) and (ii), which, in each case, regularly participate in reserve based credit facilities and (b) would otherwise constitute Permitted Refinancing Indebtedness hereunder.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Principals” means (a) Tracy W. Krohn, his spouse, Laurie P. Krohn, and their immediate family and descendants by blood or adoption and (b) the Backstop Lender.

“Priority Lien” means a Lien granted by the Borrower or any Guarantor in favor of the Priority Lien Collateral Agent, at any time, upon any property of the Borrower or any Guarantor to secure Priority Lien Obligations.

“Priority Lien Collateral Agent” means the Existing RCF Agreement Agent (or other Person designated by the Existing RCF Agreement Agent), or if the Existing RCF Agreement ceases to exist, the collateral agent or other representative of lenders or holders of Priority Lien Obligations designated pursuant to the terms of the Priority Lien Documents and the Intercreditor Agreements.

“Priority Lien Debt” means Indebtedness of the Borrower and the Guarantors under the Existing RCF Agreement (including letters of credit (with outstanding letters of credit being deemed to have a principal amount equal to the stated amount thereof) and reimbursement obligations with respect thereto) that is subject to the Intercreditor Agreements and permitted to be incurred and secured under each applicable Secured Debt Document.

“Priority Lien Documents” means the Existing RCF Agreement and the documents pursuant to which Priority Lien Obligations are granted.

“Priority Lien Obligations” means the Priority Lien Debt and all other Liabilities in respect of Priority Lien Debt, Hedging Obligations and Banking Services Obligations, in each case, that are secured by the Priority Liens.

“Production Payments” means, collectively, Dollar-Denominated Production Payments and Volumetric Production Payments.

“Production Payments and Reserve Sales” means the grant or transfer by the Borrower or a Restricted Subsidiary of the Borrower to any Person of a royalty, overriding royalty, net profits interest, Production Payment or other interest in oil and gas properties, reserves or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties, including any such grants or transfers pursuant to incentive compensation programs on terms that are reasonably customary in the oil and gas business for geologists, geophysicists and other providers of technical services to the Borrower or a Subsidiary of the Borrower.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

“Proposed Change” is defined in Section 10.1(h).

“Proved Reserves” means “Proved Reserves” as defined in the Definitions for Oil and Gas Reserves (the “Reserve Definitions”) promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.

“Public Lender” is defined in Section 10.17(b).

“Rating Agencies” means Moody’s and S&P; provided, however that if Moody’s or S&P shall cease to rate the Loans for reasons outside the control of the Borrower, another security rating agency selected by the Borrower that is nationally recognized in the United States may be substituted therefore (a “Substitute Rating Agency”).

“Recipient” means the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder or under any other Loan Document.

“Register” is defined in Section 2.9(a).

“Related Party” means any trust, corporation, partnership, limited liability company or other entity, of which one or more of the Principals or other Related Parties collectively Beneficially Own more than 50% of such entity.

“Release” means the release, deposit, disposal or leakage of any Hazardous Material at, into, upon or under any land, water or air or otherwise into the environment, including, without limitation, by means of burial, disposal, discharge, emission, injection, leakage, seepage, dumping, pumping, pouring, escaping, emptying or placement.

“Required Lenders” shall mean, at any time, Lenders the sum of whose outstanding Loans at such time represents at least a majority (at least 50.01%) of the sum of all outstanding Loans of the Lenders.

“Reserve Report” means one or more an engineering reports dated as of the December 31st immediately prior to the determination date or, if the Borrower elects to create and designate a mid-year report or reports as a “Reserve Report” under this Agreement, the June 30th immediately prior to the determination date (provided that if the Reserve Report as of the December 31st immediately prior to the determination date is not available and the date of determination is on or prior to the following March 31st, the Reserve Report shall be as of the prior December 31st (or if the Borrower so elects or elected to prepare and designate a mid-year reserve report as a “Reserve Report”, the prior June 30th)), in each case concerning all Oil and Gas Properties and interests owned by the Borrower and the Restricted Subsidiaries which are located in or offshore of the United States and which have attributable to them proved oil or gas reserves, which shall be prepared by Netherland Sewell and Associates, Inc., or other nationally recognized independent petroleum engineers chosen by the Borrower and, in the event such other independent petroleum engineers are not nationally recognized (in the Borrower’s reasonable discretion), such other independent petroleum engineers shall be reasonably acceptable to the Administrative Agent. This report shall be reasonably satisfactory to the Administrative Agent, shall take into account any “over-produced” status under gas balancing arrangements, and shall contain information and analysis comparable in scope to that contained in the reserve report of the Borrower prepared by Netherland Sewell and Associates, Inc., dated February 2, 2016. This report shall in each case be in the form delivered in accordance with the requirements of the Existing RCF Agreement, or if there is no Existing RCF Agreement requiring delivery of a Reserve Report, in form substantially consistent as determined in good faith by the Borrower with the form of Reserve Report required under the Existing RCF Agreement as in effect on the Closing Date.

“Restricted Investment” means an Investment other than a Permitted Investment.

“Restricted Payment” is defined in Section 6.7.

“Restricted Person” means any of the Borrower and each Restricted Subsidiary of the Borrower.

“Restricted Subsidiary” of a Person means any Subsidiary of such Person that is not an Unrestricted Subsidiary.

“RSA” means the Support Agreement, dated as of July 11, 2016, by and among each of the holders listed on the signature pages thereto and the Borrower.

“S&P” means Standard & Poor’s Ratings Group (a division of McGraw-Hill, Inc.) and any successor thereto that is a nationally-recognized rating agency.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the Crimea region, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, any Person that is (a) listed on any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member, (b) located, organized or resident in a Sanctioned Country or (c) directly or indirectly owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“SEC” means the Securities and Exchange Commission.

“Second Lien” means a Lien granted by the Borrower or any Guarantor in favor of the Second Lien Collateral Agent, at any time, upon any property of the Borrower or any Guarantor to secure Second Lien Obligations.

“Second Lien Collateral Agent” means the Existing Second Lien Collateral Trustee (or other Person designated by the Existing Second Lien Agent), or if the Existing Second Lien Collateral Trustee ceases to exist, the collateral trustee or other representative of lenders or holders of Second Lien Obligations designated pursuant to the terms of the Second Lien Documents and the Second Lien Intercreditor Agreement.

“Second Lien Debt” means:

(1) Indebtedness of the Borrower and the Guarantors under the Existing Second Lien Credit Agreement that is subject to the Second Lien Intercreditor Agreement and permitted to be incurred and secured under each applicable Secured Debt Document;

(2) Indebtedness of the Borrower and the Guarantors under the New Second Lien Notes that is subject to the Second Lien Intercreditor Agreement and permitted to be incurred and secured under each applicable Secured Debt Document; and

(3) additional Indebtedness of the Borrower and the Guarantors under any other Credit Facility that is secured by substantially the same assets as the Existing Second Lien Credit Agreement and the New Second Lien Notes by a Second Priority Lien that was permitted to be incurred and so secured under each applicable Secured Debt Document; provided, however that, in the case of any Indebtedness referred to in this clause (3), that:

(a) on or before the date on which such Indebtedness is incurred by the Borrower and the Guarantors, such Indebtedness is designated by the Borrower, in an Officer’s Certificate delivered to the Second Lien Collateral Agent and the collateral trustee, as “Second Lien Debt” for the purposes of the Secured Debt Documents; provided, however that if such Series of Secured Debt is designated as “Second Lien Debt,” it cannot also be designated as Priority Lien Debt, 1.5 Lien Debt or Junior Lien Debt (or any combination of the four);

(b) the collateral agent or other representative with respect to such Indebtedness, the Priority Lien Collateral Agent, the 1.5 Lien Collateral Agent, the Junior Lien Collateral Agent, the Second Lien Collateral Agent, the collateral trustee, the Borrower and each applicable Guarantor have duly executed and delivered the Second Lien Intercreditor Agreement (or a joinder to the Second Lien Intercreditor Agreement or a new Second Lien Intercreditor Agreement substantially similar to the Second Lien Intercreditor Agreement, as in effect on the date of the indenture, and in a form reasonably acceptable to each of the parties thereto); and

(c) all other requirements set forth in the Second Lien Intercreditor Agreement as to the confirmation, grant or perfection of the Second Lien Collateral Agent’s Liens to secure such Indebtedness or Liabilities in respect thereof are satisfied;

provided, however that all such Indebtedness is pari passu in right of payment, it being understood that there may be different tranches of Second Lien Debt with different maturities and amortization profiles, but the principal amount of Indebtedness under all such tranches must in all other respects be pari passu in right of payment. Any such Indebtedness that is not consistent with the foregoing requirement for pari passu treatment in right of payment with the term loans under Existing Second Lien Credit Agreement and the New Second Lien Notes shall not constitute Second Lien Debt.

“Second Lien Documents” means the Existing Second Lien Credit Agreement, the New Second Lien Indenture, the New Second Lien Notes and any other Credit Facility pursuant to which any Second Lien Debt is incurred and the documents pursuant to which Second Lien Obligations are granted.

“Second Lien Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of May 11, 2015, by and among the Existing RCF Agent, as the original priority lien agent, the Administrative Agent as a New Representative, Morgan Stanley Senior Funding, Inc., as the original second lien collateral trustee, Wilmington Trust, N.A. as a New Representative (as amended, restated or modified in accordance with the terms hereof and thereof, or replaced, whether upon or after termination or otherwise) and Wilmington Trust, N.A. as the Third Lien Collateral Trustee, substantially in the form of Exhibit F hereto.

“Second Lien Obligations” means the Second Lien Debt and all other Liabilities in respect of Second Lien Debt, in each case, that are secured by the Second Liens.

“Second Lien Representative” means (1) the Second Lien Collateral Agent, (2) Wilmington Trust, N.A. as the trustee for the New Second Lien Notes or (3) in the case of any other Series of Second Lien Debt, the trustee, agent or representative of the holders of such Series of Second Lien Debt who maintains the transfer register for such Series of Second Lien Debt and is appointed as a representative of the Second Lien Debt (for purposes related to the administration of the Security Documents) pursuant to the credit agreement or other agreement governing such Series of Second Lien Debt.

“Secured Debt” means Priority Lien Debt, the Obligations, Second Lien Debt and Junior Lien Debt.

“Secured Debt Documents” means the Priority Lien Documents, the Loan Documents, the Second Lien Documents and the Junior Lien Documents.

“Security Documents” means the Intercreditor Agreements and all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Borrower or any Guarantor creating (or purporting to create) a 1.5 Lien upon Collateral in favor of the 1.5 Lien Collateral Agent, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time.

“Security Schedule” means Schedule 2 may be amended or otherwise modified with the consent of the Administrative Agent.

“Security Termination” shall mean the payment in full in cash of all Obligations (other than contingent indemnification obligations) and the termination of all Commitments.

“Senior Lien Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, between the Existing RCF Agent, as the original priority lien agent, and the 1.5 Lien Collateral Agent, as the original 1.5 lien agent (as amended, restated or modified in accordance with the terms hereof and thereof, or replaced, whether upon or after termination or otherwise) substantially in the form of Exhibit G hereto.

“Series of Junior Lien Debt” means, severally, the Indebtedness outstanding under the New Junior Lien Notes and any other Credit Facility that constitutes Junior Lien Debt.

“Series of Second Lien Debt” means, severally, the Indebtedness outstanding under the Existing Second Lien Credit Agreement, the New Second Lien Notes and any other Credit Facility that constitutes Second Lien Debt.

“Series of Secured Debt” means the Priority Lien Debt, the Obligations, each Series of Second Lien Debt and each Series of Junior Lien Debt.

“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the Closing Date.

“Solvent” means that (i) the sum of the debt (including contingent liabilities) of the Loan Parties, on a consolidated basis, does not exceed the fair value or the present fair saleable value (in each case, on a going-concern basis) of the assets of the Loan Parties, on a consolidated basis; (ii) the Loan Parties, on a consolidated basis, are able to pay their debts, on a consolidated basis, as they become due generally in the ordinary course of business, (iii) the capital of the Loan Parties, on a consolidated basis, is not unreasonably small in relation to the business of the Loan Parties, on a consolidated basis, in existence or otherwise contemplated as of the date hereof; and (iv) the Loan Parties, on a consolidated basis, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in the ordinary course of business. For purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

“Strip Price” shall mean, at any time, (a) for the remainder of the then-current calendar year, the average NYMEX Pricing for the remaining months in such calendar year, (b) for each of the succeeding three complete calendar years, the average NYMEX Pricing for the twelve months in each such calendar year, and (c) for the succeeding fourth complete calendar year and each calendar year thereafter, the average NYMEX pricing for the twelve months in such fourth calendar year.

“Subordinated Obligation” means any Indebtedness of the Borrower (whether outstanding on the Closing Date or thereafter incurred) which is subordinate or junior in right of payment to the Loans pursuant to a written agreement or any Indebtedness of a Guarantor (whether outstanding on the Closing Date or thereafter incurred) which is subordinate or junior in right of payment to its guaranty of the Obligations pursuant to a written agreement, as the case may be.

“Subsidiary” means, with respect to any specified Person:

(1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges, withholdings (including backup withholding), assessments, fees or other charges imposed by any governmental authority, including any interest, penalties or additions to tax applicable thereto.

“Termination Event” means (a) the occurrence with respect to any ERISA Plan of a reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (e) the withdrawal or partial withdrawal by any ERISA Affiliate from a “multiemployer plan” as that term is defined in Section 4001 of ERISA, or (f) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

“Transaction” shall mean, collectively, (i) the consummation of the Exchange Offer (ii) the entering into of the Loan Documents on the Closing Date and the incurrence of the Loans on such date, and (iii) the payment of all fees and expenses in connection with the foregoing.

“Treasury Management Arrangement” means any agreement or other arrangement governing the provision of treasury or cash management services, including deposit accounts, overdraft, credit or debit card, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.

“Treasury Rate” means, with respect to the Loans as of any prepayment date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15

(519) that has become publicly available at least two Business Days prior to the prepayment date (or, if such Statistical Release is no longer published, any publicly available source or similar market data) most nearly equal to the period from the prepayment date to September 7, 2017; provided, however, that if the period from the prepayment date to September 7, 2017 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the prepayment date to the final maturity of the Loans is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used. The Borrower will (a) calculate the Treasury Rate on the second Business Day preceding the applicable prepayment date and (b) on or prior to such prepayment date file with the Administrative Agent an Officer’s Certificate setting forth the Applicable Premium and the Treasury Rate and showing the calculation of each in reasonable detail.

“Tribunal” means, in the case of all parties hereto, any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted and/or existing, and, solely in the case of Lender Parties, any foreign governmental and supervisory authorities and central banks, whether now or hereafter constituted and/or existing.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“Unrestricted Subsidiary” means any Subsidiary of the Borrower that is designated by the Board of Directors of the Borrower as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors, but only to the extent that such Subsidiary:

(1) has no Indebtedness other than Non-Recourse Debt;

(2) except as permitted by Section 6.11 hereof, is not party to any agreement, contract, arrangement or understanding with the Borrower or any Restricted Subsidiary of the Borrower unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Borrower or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Borrower;

(3) is a Person with respect to which neither the Borrower nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results; and

(4) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Borrower or any of its Restricted Subsidiaries.

“Volumetric Production Payments” means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all related undertakings and obligations.

“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote (without regard to the occurrence of any contingency) in the election of the Board of Directors of such Person.

“Withholding Agent” means the Borrower and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.2 Exhibits and Schedules; Additional Definitions. All Exhibits and Schedules attached to this Agreement are a part hereof for all purposes. Reference is hereby made to the Security Schedule for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference.

Section 1.3 Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided in the relevant defined term or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document in accordance with the Loan Documents; provided, however that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

Section 1.4 References and Titles. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words “this Agreement”, “this instrument”, “herein”, “hereof”, “hereby”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases “this section” and “this subsection” and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word “or” is not exclusive, and the word “including” (in its various forms) means “including without limitation”. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. All references to any Person shall be construed to include such Person’s successors and assigns, provided such successors and assigns are permitted by the Loan Documents.

Section 1.5 Calculations and Determinations. All calculations of interest under the Loan Documents shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 365 or 366 days, as appropriate. Each determination by a Lender Party of amounts to be paid under any of Sections 3.2 or 3.3 or any other matters which are to be determined hereunder by a Lender Party shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless Required Lenders otherwise consent all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.

ARTICLE II - The Loans

Section 2.1 Commitments to Make Loans. Subject to the terms and conditions hereof, each Lender that has a Commitment severally agrees to make a term loan or term loans to the Borrower (each a “Loan” and collectively, the “Loans”), which Loans (i) shall be incurred pursuant to a single drawing on the Closing Date and (ii) shall be denominated in U.S. dollars. Once repaid, Loans incurred hereunder may not be re-borrowed.

Section 2.2 Requests for New Loans. The Borrower shall give the Administrative Agent at the Payment Office prior to 12:00 p.m. (New York City time) at least three Business Day’s prior written notice of the Loans to be incurred hereunder on the Closing Date. Such notice (a “Borrowing Notice”) shall be irrevocable and shall be in writing in the form of Exhibit B, appropriately completed to specify: (i) the aggregate principal amount of the Loans to be incurred pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), and (iii) the wire instructions for the Borrower account to which the Loan funds should be sent.

Upon receipt of the Borrowing Notice, the Administrative Agent shall give each Lender prompt notice of the terms thereof. Each Borrowing Notice shall be irrevocable and binding on the Borrower. If all conditions precedent to such Loans have been met, each Lender will on the date requested promptly remit to the Administrative Agent at the Payment Office, for receipt no later than 12:00 p.m. (New York City time) on such date, the amount of such Lender’s Loan in immediately available funds, and upon receipt of all such requested funds, unless to its actual knowledge any conditions precedent to such Loans have been neither met nor waived as provided herein, the Administrative Agent shall promptly make such Loans available to the Borrower. Unless the Administrative Agent shall have received prompt notice from a Lender that such Lender will not make available to the Administrative Agent such Lender’s Loan, the Administrative Agent may in its discretion assume that such Lender has made such Loan available to the Administrative Agent in accordance with this section and the Administrative Agent may if it chooses, in reliance upon such assumption, make such Loan available to the Borrower. If and to the extent such Lender shall not so make its new Loan available to the Administrative Agent, such Lender and the Borrower severally agree to pay or repay to the Administrative Agent within three days after demand the amount of such Loan together with interest thereon, for each day from the date such amount was made available to the Borrower until the date such amount is paid or repaid to the Administrative Agent, with interest at (i) the Federal Funds Rate, if such Lender is making such payment and (ii) the interest rate applicable to the Loans at such time, if the Borrower is making such repayment. If neither such Lender nor the Borrower pay or repay to the Administrative Agent such amount within such three-day period, the Administrative Agent shall in addition to such amount be entitled to recover from such Lender and from Borrower, on demand, interest thereon at the interest rate set forth in Section 2.8(b), calculated from the date such amount was made available to the Borrower. The failure of any Lender to make any Loan to be made by it hereunder shall not relieve any other Lender of its obligation hereunder, if any, to make its Loan, but no Lender shall be responsible for the failure of any other Lender to make any new Loan to be made by such other Lender.

Section 2.3 Use of Proceeds. The Borrower shall use the proceeds of all Loans to (i) refinance a portion of the Indebtedness under the Existing RCF Agreement, (ii) finance its working capital and general corporate purposes and (iii) pay fees and expenses related to this Agreement and the Transactions and the closing of the Transactions. In no event shall the funds from any Loan be used directly or indirectly by any Person (a) for personal, family, household or agricultural purposes or (b) for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any “margin stock” or any “margin securities” (as such terms are defined respectively in Regulation T, U and X promulgated by the Board of Governors) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock or margin securities, in each case in violation of Regulation T, U or X or (c) for the acquisition of any Person unless such acquisition has been approved by the board of directors, management committee or partners, as the case may be of such Person. The Borrower represents and warrants that the Borrower is not engaged principally, or as one of the Borrower’s important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock or margin securities.

Section 2.4 Optional Prepayments.

(a) At any time prior to September 7, 2017, the Borrower may prepay all or a part of the Loans, upon not less than three Business Days’ prior written notice to the Administrative Agent, at a prepayment price equal to 100% of the principal amount of Loans prepaid plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, but not including the date of prepayment, subject to the rights of Lenders on the relevant record date to receive interest due on an interest payment date that is on or prior to the prepayment date.

(b) On or after September 7, 2017, the Borrower may prepay all or a part of the Loans upon not less than three Business Days’ prior written notice to the Administrative Agent, at the prepayment prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest on the Loans prepaid to, but not including, the applicable prepayment date, if prepaid during the twelve-month period beginning on September 7 of the years indicated below:

Year	Percentage
2017	105.50%
2018	102.75%
2019 and thereafter	100.00%

(c) Any prepayment pursuant to this Section 2.4 shall be made pursuant to the provisions of Sections 3.1 through 3.6 hereof. Any notice given pursuant to this Section 2.4 may state that such notice is conditioned upon the effectiveness of other transactions, in which case, such notice may be revoked or the date of repayment postponed by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

(d) (i) If the Loans are accelerated or otherwise become due prior to their stated maturity date, in each case, as a result of an Event of Default (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)) on or after September 7, 2017, the amount of principal of, accrued and unpaid interest and premium on the Loans that becomes due and payable shall equal the prepayment premium applicable with respect to an optional prepayment of the Loans, in effect on the date of such acceleration as if such acceleration were an optional prepayment of the Loans accelerated. If the Loans are accelerated or otherwise become due prior to their stated maturity date, in each case, as a result of an Event of Default (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)) prior to September 7, 2017, the amount of principal of, and premium on, the Loans that becomes due and payable shall equal 100% of the principal amount of the Loans redeemed plus the Applicable Premium in effect on the date of such acceleration, as if such acceleration were an optional prepayment of the Loans accelerated. Without limiting the generality of the foregoing, it is understood and agreed that if the Loans are accelerated or otherwise become due prior to their maturity date, in each case, in respect of any Event of Default (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), the premium applicable with respect to an optional prepayment of the Loans (which, for all purposes of the paragraphs under “Events of Default,” shall be understood to include the applicable prepayment premium) will also be due and payable as though the Loans were optionally redeemed and shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s lost profits as a result thereof. Any premium payable above shall be presumed to be the liquidated damages sustained by each Lender as the result of the prepayment and the Loan Parties agree that it is reasonable under the circumstances currently existing. The premium shall also be payable in the event the Loans (and/or the Indenture) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means. THE LOAN PARTIES EXPRESSLY WAIVE (TO THE FULLEST EXTENT THEY MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION. The Loan Parties expressly agree (to the fullest extent they may lawfully do so) that: (A) the premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the premium; and (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Loan Parties expressly acknowledge that their agreement to pay the premium to the Lenders as herein described is a material inducement to the Lenders to make the Loans.

Section 2.5 Mandatory Prepayments. The Borrower is not required to make mandatory prepayment or sinking fund payments with respect to the Loans.

Section 2.6 Offers to Purchase.

(a) In the event that, pursuant to Section 6.10 hereof, the Borrower is required to commence an Asset Sale Offer, it will comply with the following procedures specified below (collectively, an “Asset Sale Offer”): (A) the Borrower shall deliver a written notice (each, an “Asset Sale Offer Notice”) to the Administrative Agent (for distribution to the Lenders) irrevocably and unconditionally offering to repay the Loans with the then applicable Excess Proceeds, which notice shall set forth (i) the date of the proposed consummation of such Asset Sale Offer (which shall be no later than the fifth Business Day following delivery of the respective Asset Sale Offer Notice), (ii) the last Business Day on which such Asset Sale Offer may be accepted or declined (which shall in no event be later than the date occurring three Business Days after the date of delivery of such Asset Sale Offer Notice) and (iii) the aggregate principal amount of the Loans subject to such Asset Sale Offer and (B) the Borrower shall repay Loans of those Lenders that have accepted the Borrower’s respective Asset Sale Offer, with such repayment of Loans to be applied in accordance with the requirements of Section 3.1. In order to reject such Asset Sale Offer, the Lenders must provide written notice to the Administrative Agent no later than one (1) Business Day prior to the proposed Asset Sale date; any Lender that does not so reject within that time frame shall be deemed to have accepted the Asset Sale Offer. Notwithstanding the foregoing provisions of this Section 2.6(a), the Borrower and its Subsidiaries, the Administrative Agent and the Lenders hereby agree that nothing in this Agreement shall be understood to mean or suggest that the Loans subject to an Asset Sale Offer constitute “securities” for purposes of either the Securities Act or the Securities Exchange Act.

(b) Upon the occurrence of a Change of Control, each Lender will have the right to require the Borrower to make an offer (a “Change of Control Offer”) to repay all or any part (equal to $1,000 or an integral multiple of $1,000) of that Lender’s Loans at a repayment price in cash equal to 101% of the aggregate principal amount of Loans repaid plus accrued and unpaid interest, if any, on the Loans repaid to the date of repayment (the “Change of Control Payment”).

(i) Within thirty days following any Change of Control, the Borrower will provide a written notice to the Administrative Agent that will be posted or otherwise distributed to the Lenders describing the transaction or transactions that constitute the Change of Control and stating:

(A) that a Change of Control Offer is being made pursuant to this Section 2.6(b) and that all Loans offered for repayment prior to the expiration of the Change of Control Offer will be accepted for repayment;

(B) the repayment price and the repayment date, which shall be no earlier than 30 days and no later than 60 days from the date such notice is delivered (the “Change of Control Payment Date”);

(C) that any Loans not repaid will continue to accrue interest; and

(D) that, unless the Borrower defaults in the payment of the Change of Control Payment, all Loans repaid pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date; and

(E) that Lenders will be entitled to withdraw their election if the Administrative Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Lender, the principal amount of Loans offered for repayment, and a statement that such Lender is withdrawing his election to have its Loans repaid; and

(ii) Promptly following the expiration of the Change of Control Offer, the Borrower will, to the extent lawful, repay all Loans or portions thereof elected to be repaid pursuant to the Change of Control Offer in accordance with Section 3.1.

(iii) Notwithstanding anything to the contrary in this Section 2.6(b), the Borrower will not be required to make a Change of Control Offer upon a Change of Control if (1) a third party makes the Change of Control Offer in the manner, at the time and otherwise in compliance with the requirements set forth in this Section 2.6(b) applicable to a Change of Control Offer made by the Borrower and repays all Loans properly submitted for repayment and not withdrawn under the Change of Control Offer, or (2) notice of prepayment has been given pursuant to Section 3.1 unless and until there is a default in payment of the applicable prepayment price.

(iv) A Change of Control Offer may be made in advance of a Change of Control, and conditioned upon the occurrence of such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer.

(v) In the event that holders of not less than 90% of the aggregate principal amount of the outstanding Loans accept a Change of Control Offer and the Borrower (or the third party making the Change of Control Offer as described above) repays all of the Loans held by such Lenders, the Borrower will have the right, upon not less than three Business Days prior notice, given not more than 30 days following the repayment pursuant to the Change of Control Offer described above, to prepay all of the Loans that remain outstanding following such repayment at a repayment price equal to the Change of Control Payment plus, to the extent not included in the Change of Control Payment, accrued and unpaid interest on the Loans that remain outstanding, to, but not including, the date of prepayment.

(vi) Notwithstanding the foregoing provisions of this Section 2.6(b), the Borrower and its Subsidiaries, the Administrative Agent and the Lenders

hereby agree that nothing in this Agreement shall be understood to mean or suggest that the Loans subject to a Change of Control Offer constitute “securities” for purposes of either the Securities Act or the Securities Exchange Act.

Section 2.7 Maturity Date. The Borrower shall repay in full in cash the unpaid principal amount of all Loans on the Maturity Date, or such earlier date as may be required in accordance with the terms hereof. The Borrower shall deliver a notice to the Administrative Agent on or prior to February 14, 2019 indicating whether the Maturity Date shall be on February 28, 2019 or November 15, 2019.

Section 2.8 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan from the date of Borrowing thereof until the maturity thereof (whether by acceleration or otherwise) at a rate per annum equal to 11.0%.

(b) The Borrower will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 2% per annum in excess of the then applicable interest rate on the Loans to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful. Interest that accrues under this Section 2.8(b) shall be payable on demand.

(c) Accrued (and theretofore unpaid) interest shall be payable (x) quarterly in arrears on each Payment Date, (y) on the date of any repayment or prepayment in full of all outstanding Loans, and (z) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

Section 2.9 Register; Notes. The Register shall be maintained on the following terms.

(a) The Borrower hereby designates the Administrative Agent to serve as the Borrower’s agent, solely for the purpose of this clause, to maintain a register (the “Register”) on which the Administrative Agent will record each Lender’s name and address, Commitments, the Loans made by each Lender and each repayment in respect of the principal amount (and stated interest) of the Loans, annexed to which the Administrative Agent shall retain a copy of each Assignment and Acceptance delivered to the Administrative Agent pursuant to Section 10.6. Failure to make any recordation, or any error in such recordation, shall not affect any Restricted Person’s Obligations. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan is registered as the owner thereof for the purposes of all Loan Documents, notwithstanding notice or any provision herein to the contrary. Any assignment or transfer of a Commitment or the Loans made pursuant hereto (including an assignment or transfer to an Affiliated Lender) shall be registered in the Register only upon delivery to the Administrative Agent of an Assignment and Acceptance that has been executed by the requisite parties pursuant to Section 10.6. No assignment or transfer of a Lender’s Commitment or Loans shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section 2.9. This Section 2.9 shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations (or any other relevant or successor provisions of the Code or such Treasury regulations).

(b) The Borrower agrees that, upon the request of any Lender, the Borrower will execute and deliver to such Lender a Note evidencing the Loans made by, and payable to, such Lender in a maximum principal amount equal to such Lender’s Loans. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender’s Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with notations made by the Administrative Agent in the Register, be conclusive and binding on each Restricted Person absent manifest error; provided, however that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Restricted Person.

(c) Interest on each Note shall accrue and be due and payable as provided herein and therein, (subject to the applicability of Section 2.8(b) and limited by the provisions of Section 10.9).

Section 2.10 Fees.

(a) In addition to all other amounts due to the Administrative Agent under the Loan Documents, the Borrower will pay fees to the Administrative Agent as described in the Administrative Agent Fee Letter.

(b) In the event that any cash fee is paid by the Borrower or Guarantors to the lenders under the Existing RCF Agreement in connection with any waiver or cure of any event of default under the Existing RCF Agreement or any other Priority Lien Document (as such term is defined thereunder) (any such fee, a “Waiver Fee”), the Borrower shall, within two Business Days of payment of such fee to the lenders under the Existing RCF Agreement (the date of payment of such Waiver Fee, the “Fee Payment Date”), pay to the Administrative Agent for the pro rata account of each Lender a cash fee equal to (i) (x) the Waiver Fee divided by (y) the then effective Borrowing Base (as defined in the Existing RCF Agreement as in effect on the Fee Payment Date) multiplied by (ii) the aggregate outstanding principal amount of Loans on the Fee Payment Date. Any payment made under this Section 2.10(b) shall be made pursuant to the provisions of Sections 3.1 through 3.6 hereof.

ARTICLE III - Payments to Lenders

Section 3.1 General Procedures. Unless otherwise expressly provided in a Loan Document, the Borrower will make each payment which it owes under the Loan Documents to the Administrative Agent at its Payment Office (in accordance with the then effective wire instructions provided by the Administrative Agent to the Borrower) for the account of the Lender Party to whom such payment is owed. Each such payment must be received by the Administrative Agent not later than 12:00 noon, New York City time, on the date such payment becomes due and payable, in lawful money of the United States of America, without set-off, deduction (except for any deduction for Taxes as described in Section 3.3(a)) or counterclaim, and in immediately available funds. Any payment received by the Administrative Agent after such time may, in Administrative Agent’s discretion, be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due. Each payment under a Loan Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the Payment Office or as otherwise directed by the Administrative Agent. The Administrative Agent shall promptly remit in same day funds to each Lender Party its share, if any, of such payments received by the Administrative Agent for the account of such Lender Party. The Administrative Agent may, subject to the Intercreditor Agreements, and upon direction of the Required Lenders shall, apply all amounts received pursuant to any exercise of remedies under the Loan Documents (including from proceeds of collateral securing the Obligations) or under applicable law upon receipt thereof to the Obligations as follows:

(a) first, for the payment of all fees and expenses of the Administrative Agent and its counsel which are then due until such amounts are paid in full (and, to the extent such amounts received are proceeds from the foreclosure or other sale of real property, for the payment of all fees and expenses of the trustee, if applicable);

(b) then for the payment of all other Obligations which are then due (and if such money is insufficient to pay all such Obligations, first to any reimbursements due the Administrative Agent under Section 10.4 until such amounts are paid in full, second to the payment of all interest on the Loans then due on a pro rata basis until such amounts are paid in full, third to the payment of all principal on the Loans on a pro rata basis until such amounts are paid in full, and fourth to the payment of all other Obligations then due in proportion to the amounts thereof, or as Lender Parties shall otherwise agree) until such amounts are paid in full;

(c) then for the prepayment of any other Obligations, if any until such amounts are paid in full; and

(d) last, to the Borrower or any other Person as directed by a court of competent jurisdiction.

All payments applied to principal or interest on any Loan shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and interest in compliance with Sections 2.4 and 2.5. All distributions of amounts described in any of subsections (b), (c) or (d) above shall be made by the Administrative Agent pro rata to each Lender Party then owed Obligations described in such subsection (or subclause thereof) in proportion to all amounts owed to all Lender Parties which are described in such subsection (or subclause thereof).

Section 3.2 Capital Reimbursement. If either (a) the introduction or implementation of or the compliance with or any change in or in the interpretation of any Law, or (b) the introduction or implementation of or the compliance with any request, directive or guideline from any central bank or other governmental authority (whether or not having the force of Law) affects or would affect the amount of capital or liquidity required or expected to be maintained by any Lender Party (or any assignee of such Lender Party) or any corporation controlling any Lender Party (or its assignee), then, upon demand by such Lender Party, the Borrower will pay to the Administrative Agent for the benefit of such Lender Party, from time to time as specified by such Lender Party, such additional amount or amounts which such Lender Party shall reasonably determine to be appropriate to compensate such Lender Party or any corporation controlling such Lender Party in light of such circumstances, to the extent that such Lender Party reasonably determines that the amount of any such capital would be increased or the rate of return on any such capital would be reduced by or in whole or in part based on the existence of the face amount of such Lender Party’s Loans or commitments under this Agreement; provided, however that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by any Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in law, regardless of the date enacted, adopted or issued.

Section 3.3 Taxes.

(a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Taxes except as required by applicable law. If any applicable law requires the deduction or withholding of any Taxes from such payments, then (i) in the case of Indemnified Taxes or Other Taxes, the sum payable shall be increased as necessary so that after making all required deductions of Indemnified Taxes or Other Taxes (including deductions of Indemnified Taxes or Other Taxes applicable to additional sums payable under this Section 3.3(a)), the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, and (ii) the applicable Withholding Agent shall make all deductions required by applicable law and shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law.

(b) In addition, the Borrower shall pay any Other Taxes to the relevant governmental authority in accordance with applicable law.

(c) The Borrower shall indemnify the Administrative Agent and each Lender within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a governmental authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such governmental authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments made under any Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.3(e)(i)(A), Section 3.3(h) and Section 3.3.(i) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

Without limiting the generality of the foregoing, (i) a Foreign Lender, that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate. Without limiting the generality of the foregoing:

(A) each Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided, however that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner.

(B) each Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(f) If the Administrative Agent or a Lender determines, in its reasonable discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 3.3, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 3.3 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant governmental authority with respect to such refund); provided, however that the Borrower, upon the request of the Administrative Agent or such Lender agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant governmental authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such governmental authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Lender or the Administrative Agent be required to pay any amount to the Borrower pursuant to this paragraph (f) the payment of which would place such Lender or the Administrative Agent in a less favorable net after-Tax position than such person would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.

(g) Each Lender agrees to indemnify and hold harmless the Borrower or the Administrative Agent, as applicable, from any United States taxes, penalties, interest and other reasonable expenses incurred or payable by (i) the Borrower or the Administrative Agent as a result of such Lender’s failure to submit any form or certificate that it is required to provide pursuant to this Section 3.3, (ii) the Borrower or the Administrative Agent as a result of their reliance on any such form or certificate which such Lender has provided to them pursuant to this Section 3.3, or (iii) the Borrower or the Administrative Agent as a result of a failure by the Lender to maintain a Participant Register pursuant to Section 10.6(a).

(h) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(i) U.S. Lenders. Any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax.

(j) Administrative Agent Documentation. On or before effective time of this Agreement, Cortland Capital Market Services LLC shall (and any successor or replacement Administrative Agent shall, on or before the date on which it becomes the Administrative Agent hereunder), deliver to the Borrower two duly executed copies of either (i) IRS Form W-9, or (ii) IRS Form W-8ECI (with respect to any payments to be received on its own behalf) and IRS Form W-8IMY (for all other payments), establishing that the Borrower can make payments to the Administrative Agent without deduction or withholding of any Taxes imposed by the United States, including Taxes imposed under FATCA.

Section 3.4 Change of Applicable Lending Office. Each Lender Party agrees that, upon the occurrence of any event giving rise to the operation of any of Sections 3.2 or 3.3 with respect to such Lender Party, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender Party) to designate another Lending Office; provided, however that such designation is made on such terms that such Lender Party and its Lending Office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such section. Nothing in this section shall affect or postpone any of the obligations of the Borrower or the rights of any Lender Party provided in any of Sections 3.2 or 3.3.

Section 3.5 Replacement of Lenders. If any Lender Party seeks reimbursement for increased costs under any of Sections 3.2 or 3.3, or if any Lender Party becomes a Non-Consenting Lender pursuant to Section 10.1, then within ninety days thereafter and provided no Event of Default then exists, the Borrower shall have the right (unless such Lender Party withdraws its request for additional compensation) to replace such Lender Party or Non-Consenting Lender by requiring such Lender Party or Non-Consenting Lender to assign its Loans, Notes and its Commitments hereunder to an Eligible Transferee reasonably acceptable to the Administrative Agent and to the Borrower; provided, however that: (i) all Obligations of the Borrower owing to such Lender Party or Non-Consenting Lender being replaced (including such increased costs, but excluding principal and accrued interest on the Notes being assigned) shall be paid in full to such Lender Party or Non-Consenting Lender concurrently with such assignment, and (ii) the replacement Eligible Transferee shall purchase the Loans, Notes and Commitments being assigned by paying to such Lender Party or Non-Consenting Lender a price equal to the principal amount thereof, plus accrued and unpaid interest thereon. In connection with any such assignment the Borrower, the Administrative Agent, such Lender Party or Non-Consenting Lender and the replacement Eligible Transferee shall otherwise comply with Section 10.6. Notwithstanding the foregoing rights of the Borrower under this section, however, the Borrower may not replace any Lender Party which seeks reimbursement for increased costs under any of Sections 3.2 or 3.3, unless the Borrower is at the same time replacing all Lender Parties which are then seeking such compensation. In connection with any such replacement of a Lender Party or Non-Consenting Lender, the Borrower shall pay all outstanding and unpaid costs and expenses due to such Lender Party or Non-Consenting Lender hereunder.

Section 3.6 Participants. If a Lender has assigned a participation in its Loans or commitment hereunder to another Person in accordance with Section 10.6, any amount otherwise payable by the Borrower to such Lender under Section 3.3 (in this section called “Increased Costs”), shall include that portion of the Increased Costs determined by such Lender to be allocable to the amount of any interest or participation transferred by such Lender in such Lender’s Loan or commitments under this Agreement; provided, however that, for the avoidance of doubt, the amount of the Increased Costs shall not exceed the amount that would be due if such Lender had not assigned any participation.

ARTICLE IV - Conditions Precedent to Lending

Section 4.1 Closing Date. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.1):

(a) The Administrative Agent and the Lenders (or their respective counsel) shall have received:

(A) This Agreement and any other Loan Documents that the Restricted Persons are to execute in connection herewith, in each case in form and substance reasonably satisfactory to the Backstop Lender and Administrative Agent (as applicable).

(B) For each Lender requesting a Note, a Note payable to such Lender or its registered assigns.

(C) Executed copies of each Security Document listed on the Security Schedule, in each case in form and substance reasonably satisfactory to the Backstop Lender, together with,

(1) subject to the Senior Lien Intercreditor Agreement, certificates representing the Capital Stock pledged pursuant to the Security Documents, accompanied by undated stock powers executed in blank, or evidence that such certificates and related stock powers were delivered to the Priority Lien Collateral Agent;

(2) proper financing statements, duly prepared for filing under the Uniform Commercial Code of all relevant jurisdictions of incorporation;

(3) completed lien searches, dated on or before the date hereof, listing all effective financing statements filed in the jurisdictions referred to in clause (2) above and any others reasonably requested by the Backstop Lender that name any Loan Party as debtor, together with copies of such other financing statements; and

(4) executed Mortgages, in each case in form and substance satisfactory to the Backstop Lender, covering at least 80% of the value of the oil and gas properties required to be pledged pursuant to the terms of the Credit Agreement and the Loan Documents.

(D) The following certificates of the Loan Parties:

(1) An Officer’s Certificate of each Loan Party, which shall contain the names and signatures of the officers of the respective Loan Party authorized to execute Loan Documents to which it is a party and which shall certify to the truth, correctness and completeness of the following, which shall be exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of such Loan Party and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of such Loan Party and all amendments thereto, certified by the appropriate official of such Loan Party’s state of organization, and (3) a copy of any bylaws of such Loan Party; and

(2) A “Compliance Certificate” delivered by the Borrower, of even date with such Loan, in which the officers signatory thereto certify to the satisfaction of the conditions set out in Section 4.1.

(3) A perfection certificate in form and substance reasonably satisfactory to the Administrative Agent and the Lenders dated as of the Closing Date.

(E) A certificate (or certificates) of the due formation, valid existence and good standing of each Loan Party in its state of organization, issued by the appropriate authorities of such jurisdiction.

(F) At least three Business Days prior to the Closing Date, a Borrowing Notice.

(G) A favorable opinion of Kirkland & Ellis LLP, special New York and Texas counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and the Backstop Lender, as to customary matters, including without limitation valid existence, due authorization, execution and delivery, enforceability, compliance with applicable laws, non-contravention, perfection, and investment company act matters.

(H) A favorable opinion of Jones Walker LLP addressed to the Lender Parties, covering, without limitation, the enforceability of each Mortgage under the laws of the jurisdiction in which the Mortgaged Property subject to such Mortgage is located, the creation of valid mortgage Liens on such Mortgaged Property under the laws of the jurisdiction in which the Mortgaged Property subject to such Mortgage is located and other matters customarily addressed in legal opinions of local counsel with respect to the Mortgages.

(I) Certificates or binders evidencing insurance for each of the Borrower and its Restricted Subsidiaries in effect on the Closing Date in form and substance reasonably satisfactory to the Administrative Agent and the Backstop Lender.

(J) A reasonably satisfactory completed Disclosure Schedule.

(K) A solvency certificate from the chief financial officer of the Borrower substantially in the form of Exhibit E.

(L) All documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act, in each case to the extent requested at least five Business Days prior to the Closing Date, which shall include, for the avoidance of doubt, a duly completed IRS Form W-9.

(M) An executed amendment to the Existing RCF Agreement, substantially in accordance with the terms set forth in Exhibit C to the RSA or, if not substantially in accordance with such terms, otherwise in form and substance reasonably satisfactory to the Borrower and the Backstop Lender (it being understood that any changes that are not adverse to the Lenders (as determined by the Backstop Lender in its reasonable discretion) shall be deemed satisfactory).

(N) An executed amendment to the Existing Unsecured Indenture to allow for the issuance of the New Second Lien Notes and the New Junior Lien Notes in form and substance reasonably satisfactory to the Borrower and the Backstop Lender.

(b) The Senior Lien Intercreditor Agreement shall have been duly executed and delivered by each party thereto, and shall be in full force and effect.

(c) Substantially simultaneously with the initial funding of the Loans on the Closing Date, the Exchange Offer shall have been consummated in accordance with the terms set forth in the RSA.

(d) The Administrative Agent and the Backstop Lender shall have received payment of all agency and other fees required to be paid to any Lender Party pursuant to any Loan Documents or any commitment or fee letters between or among the Borrower and the Administrative Agent or the Backstop Lender heretofore entered into and all fees and disbursements of their counsel then due such counsel.

(e) There shall be no litigation pending or, to the knowledge of any Borrower or its Subsidiaries, threatened litigation, action, proceeding, investigation or labor controversy which purports to affect the legality, validity or enforceability of any Loan Document.

(f) All representations and warranties contained herein and in any Loan Document shall be true and correct in all material respects as of the date of such Loan (it being understood and agreed that (x) any such representation or warranty that is qualified as to “materiality”, “Material Adverse Change” or similar language shall be true and correct in all respects on such date and (y) any such representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (or all respects, as the case may be) only as of such specified date) as if such representations and warranties had been made as of the date of such Loan.

(g) No Default or Event of Default shall have occurred and be continuing at the date of such Loan or would result from the making of such proposed Loan and the consummation of the Transactions under the Existing RCF Agreement, the Existing Unsecured Indenture or the Existing Second Lien Credit Agreement.

ARTICLE V - Representations and Warranties

To confirm each Lender Party’s understanding concerning Restricted Persons and Restricted Persons’ businesses, properties and obligations and to induce each Lender Party to enter into this Agreement and to extend credit hereunder, the Borrower represents and warrants to each Lender Party that as of the Closing Date:

Section 5.1 No Default. No Restricted Person is in default in the performance of any of the covenants and agreements contained in any Loan Document. No event has occurred and is continuing which constitutes a Default.

Section 5.2 Organization and Good Standing. Each Restricted Person is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, having all powers and governmental approvals required to carry out the transactions contemplated hereby. Each Restricted Person is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary, except as would not cause a Material Adverse Change. Each Restricted Person has taken all actions and procedures customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions and procedures desirable, except as would not cause a Material Adverse Change.

Section 5.3 Authorization. Each Loan Party has duly taken all action necessary to authorize the execution and delivery by it of the Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. The Borrower is duly authorized to borrow funds hereunder.

Section 5.4 No Conflicts or Consents. The execution and delivery by the various Loan Parties of the Loan Documents to which each is a party, the performance by each of its obligations under such Loan Documents and the consummation of the transactions contemplated by the various Loan Documents, do not and will not (a) conflict with any provision of (i) any Law, (ii) the organizational documents of any Restricted Person, or (iii) any agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person other than, in the case of (i) and (iii), such conflicts that could not reasonably be expected to cause a Material Adverse Change, (b) result in the acceleration of any Indebtedness owed by any Restricted Person, or (c) result in or require the creation of any Lien upon any assets or properties of any Restricted Person except as expressly contemplated in the Loan Documents. Except for those which have already been obtained or as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of any Loan Document or to consummate any transactions contemplated by the Loan Documents.

Section 5.5 Enforceable Obligations. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of each Restricted Person which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights.

Section 5.6 Initial Financial Statements. The Initial Financial Statements fairly present in all material respects the Borrower’s Consolidated financial position at the respective dates thereof and the Consolidated results of the Borrower’s operations and the Borrower’s Consolidated cash flows for the respective periods thereof. Since the date of the Initial Financial Statements no Material Adverse Change has occurred, except as reflected in the Disclosure Schedule. All Initial Financial Statements were prepared in accordance with GAAP.

Section 5.7 Other Obligations and Restrictions. No Restricted Person has any outstanding Liabilities of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which is, in the aggregate, material to the Borrower or material with respect to the Borrower’s Consolidated financial condition and not shown in the Initial Financial Statements or disclosed in the Disclosure Schedule. Except as shown in the Initial Financial Statements or disclosed in the Disclosure Schedule, no Restricted Person is subject to or restricted by any franchise, contract, deed, charter restriction, or other instrument or restriction which could reasonably be expected to cause a Material Adverse Change.

Section 5.8 Full Disclosure. No certificate, statement or other written information delivered herewith or heretofore by any Restricted Person to any Lender Party in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby, when taken as a whole together with the Borrower’s filings with the SEC contains any untrue statement of a material fact or omits to state any material fact known to any Restricted Person (other than industry-wide risks normally associated with the types of businesses conducted by Restricted Persons) necessary to make the statements contained herein or therein not misleading in any material respect as of the date made or deemed made. There is no fact known to any Restricted Person (other than industry-wide risks normally associated with the types of businesses conducted by Restricted Persons) that has not been disclosed to the Administrative Agent in writing which could reasonably be expected to cause a Material Adverse Change.

Section 5.9 Litigation. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule or in the Borrower’s filings with the SEC: (a) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Restricted Person threatened, against any Restricted Person before any Tribunal which could reasonably be expected to cause a Material Adverse Change after taking into account insurance proceeds or other recoveries from third parties actually received, and (b) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Restricted Person or any Restricted Person’s stockholders, partners, directors or officers which could reasonably be expected to cause a Material Adverse Change after taking into account insurance proceeds or other recoveries from third parties actually received.

Section 5.10 Labor Disputes and Acts of God. Except as disclosed in the Disclosure Schedule, neither the business nor the properties of any Restricted Person has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could reasonably be expected to cause a Material Adverse Change.

Section 5.11 ERISA Plans and Liabilities. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule, no Termination Event has occurred with respect to any ERISA Plan and all ERISA Affiliates are in compliance with ERISA except for any non-compliance that would not reasonably be expected to cause a Material Adverse Change. No ERISA Affiliate is required to contribute to, or has any other absolute or contingent liability in respect of, any “multiemployer plan,” as defined in Section 4001 of ERISA, which could reasonably be expected to cause a Material Adverse Change. Except as set forth in the Disclosure Schedule: (i) no “waived funding deficiency” (as defined in Section 412(c)(3) of the Internal Revenue Code of 1986, as amended) exists with respect to any ERISA Plan, and (ii) the current value of each ERISA Plan’s benefits does not exceed the current value of such ERISA Plan’s assets available for the payment of such benefits by more than $2.0 million.

Section 5.12 Environmental Matters. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule or in the Borrower’s filings with the SEC, or that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change: (a) Restricted Persons are conducting their businesses in compliance with all Environmental Laws, and have and are in compliance with all material licenses and permits required under any such Environmental Laws; (b) none of the Restricted Persons has received express notice that any of their operations or properties is the subject of a pending Environmental Claim and to the best of the Borrower’s knowledge no Environmental Claims have been threatened; (c) no Restricted Person (and to the best knowledge of the Borrower, no other Person) has filed any notice under any Environmental Law that any Restricted Person improperly Released, or improperly stored or disposed, of any Hazardous Materials or that any Hazardous Materials have been improperly Released, or are improperly stored or disposed of, upon any real property of any Restricted Person which alleged improper matter referenced in such notice has not been fully resolved consistent with Environmental Laws; (d) no Restricted Person has transported or arranged for the transportation of any Hazardous Material to any location which to the knowledge of the Borrower is listed on the National Priorities List (“Superfund List”) under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or listed on any analogous state Superfund List; and (e) no Restricted Person otherwise has any known contingent liability under any Environmental Laws or as a result of a Release of any Hazardous Materials.

Section 5.13 Names and Places of Business and State of Incorporation or Formation. No Restricted Person has, during the preceding five years, had, been known by, or used any other trade or fictitious name, except as disclosed in the Disclosure Schedule. Except as otherwise indicated in the Disclosure Schedule, the chief executive office and principal place of business of each Restricted Person are (and for the preceding five years have been) located at the address of the Borrower set out in Section 10.3. Except as indicated in the Disclosure Schedule, no Restricted Person has any other office or place of business. The Disclosure Schedule identifies the true and correct states of incorporation or formation of each Restricted Person.

Section 5.14 Borrower’s Subsidiaries. The Borrower does not presently have any Subsidiary or own any stock in any other corporation or association, except those listed in the Disclosure Schedule (which shall identify whether or not a Subsidiary is a Guarantor). Neither the Borrower nor any Restricted Person is a member of any general or limited partnership, joint venture or association of any type whatsoever except (a) those listed in the Disclosure Schedule, and (b) associations, joint ventures or other relationships whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties and interests owned directly by the parties in such associations, joint ventures or relationships. The Borrower owns, directly or indirectly, the equity interest in each of its Subsidiaries which is indicated in the Disclosure Schedule. All Subsidiaries of the Borrower as of the Closing Date of this Agreement are identified in the Disclosure Schedule.

Section 5.15 Title to Properties; Licenses. Each Restricted Person has good and defensible title to all of its material properties and assets, free and clear of all Liens other than Permitted Liens and of all material impediments to the use of such properties and assets in such Restricted Person’s business, except that no representation or warranty is made with respect to any oil, gas or mineral property or interest to which no proved oil or gas reserves are properly attributed. Each Restricted Person possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property without violation of the rights of any other Person) which are necessary to carry out its business as presently conducted and as presently proposed to be conducted hereafter, and no Restricted Person is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property.

Section 5.16 Government Regulation. Neither the Borrower nor any Guarantor is subject to regulation under the Investment Company Act of 1940 (as any of the preceding acts have been amended).

Section 5.17 Solvency. Upon the execution of the Loan Documents by the Loan Parties and the consummation of the transactions contemplated hereby and the making of each Loan, each of the Borrower and the Restricted Persons on a consolidated basis will be Solvent.

Section 5.18 Taxes. The Borrower and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes due and owing and has paid all taxes shown to be due on any assessment received to the extent that such taxes have become due and payable (except any such taxes that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books), except where the failure to file any such returns or reports or to pay any such taxes could not reasonably be expected to cause a Material Adverse Change.

Section 5.19 Restriction on Liens. Except as could not reasonably be expected to result in a Material Adverse Change, neither the Borrower nor any of its Subsidiaries is a party to any material agreement or arrangement or subject to any order, judgment, writ or decree, that either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their properties to secure the Obligations and the Loan Documents.

Section 5.20 Hedging Transactions. Item 5.20 of the Disclosure Schedule sets forth, a true and complete list of all Hedging Contracts (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

Section 5.21 Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to result in a Material Adverse Change, the Oil and Gas Properties (and properties unitized therewith) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties; specifically in this connection, except for those as could not be reasonably expected to result in a Material Adverse Change, none of the wells comprising a part of the Oil and Gas Properties (or properties unitized therewith) owned by the Borrower or any of the Subsidiaries is deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Oil and Gas Properties (or in the case of wells located on properties unitized therewith, such unitized properties) owned by the Borrower or any of the Subsidiaries.

Section 5.22 Compliance with Laws and Agreements. Except as could not reasonably be expected to result in a Material Adverse Change, each of the Borrower and its Restricted Subsidiaries is in compliance with all laws, regulations and orders of any governmental authority (except for Environmental Laws covered under Section 5.12) applicable to it or its property and all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound, in all material respects.

Section 5.23 Anti-Corruption Laws and Sanctions.

(a) The Borrower represents that neither the Borrower nor any of its Subsidiaries nor any director or officer, nor, to the Borrower’s knowledge, any employee, agent, affiliate or representative of the Borrower or any of its Subsidiaries, (i) is a Sanctioned Person, or is owned or controlled by or acting on behalf of a Person that is a Sanctioned Person that would result in a violation of Sanctions or (ii) is located, organized or resident in a county or territory that is, or whose government is, subject to Sanctions or is a Sanctioned Country.

(b) The Borrower represents that it will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Person:

(A) to fund or facilitate any activities or business of or with any Sanctioned Person or in any Sanctioned Country; or

(B) in any other manner that will result in a violation of Sanctions or any Anti-Corruption Laws by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor or otherwise) or in any Person becoming a Sanctioned Person.

(c) Neither the Borrower nor any of its Subsidiaries, nor any director or officer, nor, to the Borrower’s knowledge, any employee, agent, affiliate or representative of the Borrower or of any of its Subsidiaries, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Borrower and its Subsidiaries and Affiliates have conducted their businesses in compliance with Anti-Corruption Laws.

(d) The operations of the Borrower and its Subsidiaries are and have been conducted at all times in material compliance with all applicable Anti-Terrorism Laws and Sanctions, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Borrower or any of its Subsidiaries with respect to the Anti-Terrorism Laws or Sanctions is pending or, to the best knowledge of the Borrower, threatened.

(e) No Borrowing, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law, any Anti-Terrorism Law or applicable Sanctions.

Section 5.24 Compliance of Laws. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions.

ARTICLE VI - Covenants

To conform with the terms and conditions under which each Lender Party is willing to have credit outstanding to the Borrower, and to induce each Lender Party to enter into this Agreement and extend credit hereunder, the Borrower warrants, covenants and agrees to the following (and the Borrower agrees to cause all of its Restricted Subsidiaries to comply with the following) until Security Termination, unless Required Lenders have previously agreed otherwise:

Section 6.1 Reports.

(a) So long as any Loans are outstanding, the Borrower will file with the SEC for public availability, within 30 days of the time periods specified in the SEC’s rules and regulations (unless the SEC will not accept such a filing, in which case the Borrower will furnish to the Administrative Agent, within the time periods specified in the SEC’s rules and regulations):

(i) all quarterly and annual reports that would be required to be filed with the SEC on Forms 10-Q and 10-K if the Borrower were required to file such reports; and

(ii) all current reports that would be required to be filed with the SEC on Form 8-K if the Borrower were required to file such reports.

(b) All such reports will be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports. Each annual report on Form 10-K will include an audit report on the Borrower’s consolidated financial statements by a nationally recognized firm of independent accountants. The Borrower will conduct a conference call for Lenders and any prospective assignee or participant to discuss the information furnished pursuant to the previous paragraph no later than three business days after furnishing any information pursuant to Section 6.1(a)(i).

(c) If, at any time, the Borrower is no longer subject to the periodic reporting requirements of the Exchange Act for any reason, the Borrower will nevertheless continue filing the reports specified in the preceding paragraphs of this covenant with the SEC within the time periods specified above unless the SEC will not accept such a filing. The Borrower will not take any action for the purpose of causing the SEC not to accept any such filings. If, notwithstanding the foregoing, the SEC will not accept the Borrower’s filings for any reason, the Borrower will post the reports referred to in the preceding paragraphs on its website within 30 days of the time periods that would apply if the Borrower were required to file those reports with the SEC.

(d) If the Borrower has designated any of its Subsidiaries as Unrestricted Subsidiaries, then, to the extent material as determined by the Board of Directors of the Borrower in good faith, the quarterly and annual financial information required by the preceding paragraphs will include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management’s Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of the Borrower and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Borrower.

Section 6.2 Compliance Certificate.

(a) The Borrower shall deliver to the Administrative Agent, within 90 days after the end of each fiscal year, an Officer’s Certificate stating that a review of the activities of the Borrower and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Authorized Officer with a view to determining whether the Borrower has kept, observed, performed and fulfilled its obligations under the Loan Documents, and further stating, as to each such Authorized Officer signing such certificate, that to the best of his or her knowledge the Borrower has kept, observed, performed and fulfilled each and every covenant contained in the Loan Documents and is not in default in the performance or observance of any of the terms, provisions and conditions of the Loan Documents (or, if a Default or Event of Default has occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Borrower is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Loans is prohibited or if such event has occurred, a description of the event and what action the Borrower is taking or proposes to take with respect thereto.

(b) So long as any of the Loans are outstanding, the Borrower will deliver to the Administrative Agent, within five days of any Authorized Officer becoming aware of any Default or Event of Default, an Officer’s Certificate specifying such Default or Event of Default and what action the Borrower is taking or proposes to take with respect thereto.

Section 6.3 Taxes. The Borrower will pay, and will cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Lenders.

Section 6.4 Stay, Extension of Usury Laws. Each Loan Party covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and the Borrower and each of the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Administrative Agent, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section 6.5 Corporate Existence. Subject to Article VII hereof, so long as any of the Loans shall remain outstanding, the Borrower will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 6.6 Insurance.

(a) The Borrower and the Guarantors shall:

(i) keep their properties insured at all times by financially sound and reputable insurers;

(ii) maintain such other insurance, to such extent and against such risks (and with such deductibles, retentions and exclusions), including fire and other risks insured against by extended coverage and coverage for acts of terrorism, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by them; and

(iii) maintain such other insurance as may be required by law.

(b) Upon the request of the 1.5 Lien Collateral Agent, the Borrower and the Guarantors will furnish to the 1.5 Lien Collateral Agent information as to their property and liability insurance carriers. From and after the Closing Date, the Borrower will use its reasonable efforts to cause the holders of the Obligations to be named as additional insureds on all general liability insurance policies of the Borrower and the Guarantors, and the 1.5 Lien Collateral Agent to be named as loss payee on all property and casualty insurance policies of the Borrower and the Guarantors that insure the Collateral.

Section 6.7 Restricted Payments.

(a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

(1) declare or pay any dividend or make any other payment or distribution on account of the Borrower’s or any of its Restricted Subsidiaries’ Equity Interests (including, without limitation, any dividend payment or distribution made by the Borrower or any of its Restricted Subsidiaries in connection with any merger or consolidation involving the Borrower or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Borrower’s or any of its Restricted Subsidiaries’ Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Borrower and other than dividends or distributions payable to the Borrower or a Restricted Subsidiary of the Borrower);

(2) purchase, redeem or otherwise acquire or retire for value (including, without limitation, any such purchase, redemption, acquisition or retirement made in connection with any merger or consolidation involving the Borrower) any Equity Interests of the Borrower or any direct or indirect parent of the Borrower;

(3) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value prior to the Stated Maturity thereof, any Subordinated Obligation, Second Lien Obligations, Junior Lien Obligations or the Existing Notes; or

(4) make any Restricted Investment (all such payments and other actions set forth in clauses (1) through (4) above being collectively referred to as “Restricted Payments”),

unless, at the time of and after giving effect to such Restricted Payment:

(i) no Default or Event of Default has occurred and is continuing or would occur as a consequence of such Restricted Payment;

(ii) the Borrower would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 6.9(a) hereof; and

(iii) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Borrower and its Restricted Subsidiaries since the Closing Date (excluding Restricted Payments permitted by clauses (2), (3), (4), (5), (6), (7), (9), (10) or (13) of paragraph (b) of this Section 6.7), is equal to or less than the sum, without duplication of the following:

(A) 50% of the Consolidated Net Income of the Borrower for the period (taken as one accounting period) from September 7, 2016 to the end of the Borrower’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (but in any event not less than zero dollars); plus

(B) 100% of the aggregate net cash proceeds and 100% of the Fair Market Value of securities or other property other than cash received that is used or useful in the Oil and Gas Business by the Borrower since the Closing Date from the sale of Equity Interests of the Borrower (other than Disqualified Stock and any Equity Interests issued in connection with the Exchange Offer) or as a contribution to the Borrower’s common equity capital or from the sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Borrower that have been converted or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) (i) sold to a Subsidiary of the Borrower or to an employee stock ownership plan, option plan or similar trust to the extent such sale to an employee stock ownership plan, option plan or similar trust is financed by loans from or guaranteed the Borrower or any of its Restricted Subsidiaries unless such loans have been repaid with cash on or prior to the date of determination or (ii) issued in connection with the Exchange Offer); plus

(C) the amount equal to the net reduction in Restricted Investments made by the Borrower or any of its Restricted Subsidiaries in any Person since the Closing Date resulting from:

(i) repurchases or redemptions of such Restricted Investments by such Person or proceeds realized upon the sale of such Restricted Investment to a purchaser other than the Borrower or a Subsidiary of the Borrower; or

(ii) the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary (valued in each case at the Fair Market Value of the Borrower’s Investment in such Unrestricted Subsidiary at the time of redesignation) not to exceed the amount of Investments previously made by the Borrower or any Restricted Subsidiary of the Borrower in such Unrestricted Subsidiary, which amount in each case under this clause (C) was included in the calculation of the amount of Restricted Payments; provided, however, that no amount will be included under this clause (C) to the extent it is already included in Consolidated Net Income; plus

(D) 50% of any dividends received by the Borrower or a Restricted Subsidiary of the Borrower that is a Guarantor after the Closing Date from an Unrestricted Subsidiary of the Borrower, to the extent that such dividends were not otherwise included in the Consolidated Net Income of the Borrower for such period.

(b) The provisions of this Section 6.7 hereof will not prohibit:

(1) the payment of any dividend within 90 days after the date of declaration of the dividend or the consummation of any irrevocable redemption within 60 days after the date of giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend or redemption payment would have complied with the provisions of this Agreement;

(2) the making of any Restricted Payment since the Closing Date in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Borrower) of, Equity Interests of the Borrower (other than Disqualified Stock and other than Equity Interests issued or sold to an employee stock ownership plan, option plan or similar trust to the extent such sale to an employee stock ownership plan, option plan or similar trust is financed by loans from or guaranteed by the Borrower or any of its Restricted Subsidiaries unless such loans have been repaid with cash on or prior to the date of determination) or from the substantially concurrent contribution of common equity capital to the Borrower; provided, however that the amount of any such net cash proceeds that are utilized for any such Restricted Payment will be excluded from clause (a)(iii)(B) of this Section 6.7 hereof;

(3) the repurchase, redemption, defeasance or other acquisition or retirement for value since the Closing Date of Subordinated Obligations, Second Lien Obligations, Junior Lien Obligations or Existing Notes in exchange for, or with the net cash proceeds from a substantially concurrent incurrence of, Permitted Refinancing Indebtedness;

(4) the payment since the Closing Date of any dividend (or, in the case of any partnership or limited liability company, any similar distribution) by a Restricted Subsidiary of the Borrower to the holders of its Equity Interests on a pro rata basis;

(5) so long as no Default has occurred and is continuing or would be caused thereby, the repurchase, redemption or other acquisition or retirement for value since the Closing Date of any Equity Interests of the Borrower or any Restricted Subsidiary of the Borrower held by any of the Borrower’s (or any of its Restricted Subsidiaries’) current or former directors or employees pursuant to any director or employee equity subscription agreement, stock option agreement or restricted stock agreement; provided, however that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed $5.0 million in any twelve-month period (with unused amounts in any 12-month period being permitted to be carried over into succeeding 12-month periods); provided, further, that the amounts in any 12-month period may be increased by an amount not to exceed (A) the cash proceeds received by the Borrower or any of its Restricted Subsidiaries from the sale of the Borrower’s Equity Interests (other than Disqualified Stock) to any such directors or employees that occurs after the Closing Date (provided that the amount of such cash proceeds utilized for any such repurchase, retirement or other acquisition or retirement will be excluded from clause (a)(iii)(B) of this Section 6.7 hereof) plus (B) the cash proceeds of key man life insurance policies received by the Borrower and its Restricted Subsidiaries after the Closing Date;

(6) so long as no Default has occurred and is continuing or would be caused thereby, the repurchase, redemption or other acquisition or retirement for value since the Closing Date of any Equity Interests of the Borrower or any Restricted Subsidiary of the Borrower held by any of the Borrower’s (or any of its Restricted Subsidiaries’) current or former directors or employees in connection with the exercise or vesting of any equity compensation (including, without limitation, stock options, restricted stock and phantom stock) or made in order to satisfy the Borrower’s or such Restricted Subsidiary’s tax withholding obligation with respect to such exercise or vesting;

(7) so long as no Default has occurred and is continuing or would be caused thereby, repurchases of Subordinated Obligations, Second Lien Obligations, Junior Lien Obligations or Existing Notes at a purchase price not greater than (i) 101% of the principal amount of such Subordinated Obligations, Second Lien Obligations, Junior Lien Obligations or Existing Notes in the event of a Change of Control or (ii) 100% of the principal amount of such Subordinated Obligations, Second Lien Obligations, Junior Lien Obligations or Existing Notes in the event of an Asset Sale, in each case plus accrued and unpaid interest, in connection with any change of control offer or asset sale offer required by the terms of such Subordinated Obligations, Second Lien Obligations, Junior Lien Obligations or Existing Notes, but only if:

(a) in the case of a Change of Control, the Borrower has first complied with and fully satisfied its obligations under Section 2.6(b) (including without limitation the repayment of all Loans in connection therewith); or

(b) in the case of an Asset Sale, the Borrower has complied with and fully satisfied its obligations in accordance with Section 6.10 (including without limitation the repayment of all Loans in connection therewith);

(8) the repurchase, redemption or other acquisition or retirement for value of Capital Stock of the Borrower representing fractional shares of such Capital Stock in connection with a merger, consolidation or other combination involving the Borrower or any other transaction permitted by this Agreement;

(9) Restricted Payments of the type referred to in clauses (1) or (2) of the first paragraph of Section 6.7(a) in an amount up to $5.0 million for each twelve-month period following the Closing Date, with any unused portion of such amount in any such period to be carried forward to succeeding twelve-month periods;

(10) other Restricted Payments in an aggregate amount not to exceed $15.0 million since the Closing Date;

(11) the declaration and payment of regularly scheduled or accrued dividends to holders of any class or series of Disqualified Stock of the Borrower or any Restricted Subsidiary of the Borrower issued on or after the Closing Date in accordance with the Fixed Charge Coverage Ratio test described in Section 6.9 hereof;

(12) so long as no Default or Event of Default has occurred and is continuing or would be caused thereby, repurchases and repayments of the Existing Notes in an amount not to exceed $35.0 million; provided, however that such repurchases are made at a discount to par of not less than 65%; and

(13) so long as no Default or Event of Default has occurred and is continuing or would be caused thereby, the repurchase, redemption, defeasance or other acquisition or retirement for value of Second Lien Obligations, Junior Lien Obligations, Subordinated Obligations or Existing Notes on the Stated Maturity thereof.

(c) The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Borrower or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The Fair Market Value of any assets or securities that are required to be valued by this Section 6.7 will be evidenced by an Officer’s Certificate delivered to the Administrative Agent within five Business Days of the making of the Restricted Payment, together with a copy of any related resolution of the Board of Directors of the Borrower. Such Officer’s Certificate shall state that the Restricted Payment is permitted by this Section 6.7. For purposes of determining compliance with this Section 6.7, in the event that a Restricted Payment meets the criteria of more than one of the exceptions described in (1) through (13) above or is entitled to be made pursuant to the first paragraph of this Section 6.7, the Borrower shall, in its sole discretion, classify such Restricted Payment in any manner that complies with this Section 6.7.

Section 6.8 Dividend and Other Payment Restrictions Affecting Subsidiaries

(a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

(1) pay dividends or make any other distributions on its Capital Stock to the Borrower or any of its Restricted Subsidiaries, or pay any indebtedness owed to the Borrower or any of its Restricted Subsidiaries;

(2) make loans or advances to the Borrower or any of its Restricted Subsidiaries; or

(3) sell, lease or transfer any of its properties or assets to the Borrower or any of its Restricted Subsidiaries.

(b) The restrictions in this Section 6.8 hereof will not apply to encumbrances or restrictions existing under or by reason of:

(1) agreements governing Existing Indebtedness and Credit Facilities as in effect on the Closing Date and any amendments, restatements, modifications, renewals, supplements, increases, refundings, replacements or refinancings of those agreements; provided, however that the amendments, restatements, modifications, renewals, supplements, increases, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and other payment encumbrances or restrictions than those contained in those agreements on the Closing Date;

(2) this Agreement and the other Loan Documents;

(3) applicable law, rule, regulation, order, approval, permit or similar restriction;

(4) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Borrower or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness or Capital Stock was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided, however that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Agreement to be incurred;

(5) customary non-assignment provisions in contracts, leases and licenses (including, without limitation, licenses of intellectual property) entered into in the ordinary course of business;

(6) purchase money obligations for property (including Capital Stock) acquired in the ordinary course of business, Capital Lease Obligations and mortgage financings that impose restrictions on the property purchased or leased of the nature described in clause (a)(3) of Section 6.8 hereof;

(7) any agreement for the sale or other disposition of assets, including without limitation an agreement for the sale or other disposition of the Capital Stock or assets of a Restricted Subsidiary that restricts distributions by the applicable Restricted Subsidiary pending the sale or other disposition;

(8) Liens permitted to be incurred under the provisions of Section 6.12 hereof that limit the right of the debtor to dispose of the assets subject to such Liens;

(9) provisions limiting the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements and other similar agreements entered into (a) in the ordinary course of business consistent with past practice or (b) with the approval of the Borrower’s Board of Directors, which limitations are applicable only to the assets or property that are the subject of such agreements;

(10) other Indebtedness of the Borrower or any of its Restricted Subsidiaries permitted to be incurred pursuant to an agreement entered into subsequent to the Closing Date in accordance with Section 6.9; provided, however that the provisions of such agreement relating to such dividend and other payment encumbrances or restrictions taken as a whole are not materially more restrictive, as determined by the Board of Directors or the Borrower in good faith, than those provisions contained in the agreements governing Existing Indebtedness and the Existing RCF Agreement, in each case as in effect on the Closing Date;

(11) the issuance of preferred stock by a Restricted Subsidiary or the payment of dividends thereon in accordance with Section 6.9 and the terms thereof; provided, however that issuance of such preferred stock was made in accordance and the terms of such preferred stock do not expressly restrict the ability of a Restricted Subsidiary to pay dividends or make any other distributions on its Capital Stock (other than requirements to pay dividends or liquidation preferences on such preferred stock prior to paying any dividends or making any other distributions on such other Capital Stock);

(12) supermajority voting requirements existing under corporate charters, bylaws, stockholders’ agreements and similar documents and agreements;

(13) customary provisions restricting subletting or assignment of any lease governing a leasehold interest;

(14) encumbrances or restrictions contained in Hedging Obligations permitted from time to time under this Agreement; and

(15) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business.

Section 6.9 Incurrence of Indebtedness and Issuance of Preferred Stock.

(a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness (including Acquired Debt), and the Borrower will not issue any Disqualified Stock and will not permit any of its Restricted Subsidiaries to issue any shares of preferred stock; provided, however, that the Borrower and the Restricted Subsidiaries may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock or preferred stock of a Restricted Subsidiary, if the Fixed Charge Coverage Ratio for the Borrower’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or preferred stock of a Restricted Subsidiary is issued, as the case may be, would have been at least 2.0 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the Disqualified Stock or preferred stock of a Restricted Subsidiary had been issued, as the case may be, at the beginning of such four-quarter period.

(b) The provisions of Section 6.9(a) hereof will not prohibit the incurrence of any of the following items of Indebtedness (collectively, “Permitted Debt”):

(1) the incurrence by the Borrower and any Restricted Subsidiary of Indebtedness (including letters of credit) under Credit Facilities in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Borrower and its Restricted Subsidiaries thereunder) not to exceed the greater of (a) $800.0 million and (b) an amount equal to the sum of (A) $600.0 million plus (B) 10% of Adjusted Consolidated Net Tangible Assets determined as of the date of the incurrence of such Indebtedness after giving pro forma effect to such incurrence and the application of the proceeds therefrom; provided, however, that any Priority Lien Debt incurred under this clause (1) shall (i) be in an aggregate principal amount not to exceed $150.0 million or such greater amount permitted by the then applicable borrowing base in the Existing RCF Agreement (which shall be defined in a manner substantially similar to the definition of “Borrowing Base” in the Existing RCF Agreement on the date hereof) and (ii) shall be incurred under the Existing RCF Agreement (the Priority Lien Debt described in this proviso, the “Permitted Conforming Priority Lien Debt”); provided, further, the Borrower and its Restricted Subsidiaries shall be permitted to incur Permitted Conforming Priority Lien Debt notwithstanding that the Borrower and its Restricted Subsidiaries otherwise would not be permitted to incur any other additional Indebtedness under this clause (b)(1) at the time of incurrence;

(2) the incurrence by the Borrower and its Restricted Subsidiaries of the Existing Indebtedness;

(3) the incurrence by the Loan Parties of Indebtedness pursuant to this Agreement and other Loan Documents;

(4) the incurrence by the Borrower or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment used in the business of the Borrower or any of its Restricted Subsidiaries, in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (4), not to exceed $50.0 million at any time outstanding;

(5) the incurrence by the Borrower or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge any Indebtedness (other than intercompany Indebtedness) that was permitted by this Agreement to be incurred under Section 6.9(a) hereof or clauses (2), (3), (4) or (11) of this Section 6.9(b) or this clause (5);

(6) the incurrence by the Borrower or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Borrower and any of its Restricted Subsidiaries; provided, however, that:

(A) if the Borrower or any Guarantor is the obligor on such Indebtedness and the payee is not the Borrower or a Guarantor, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations; and

(B) (i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Borrower or a Restricted Subsidiary of the Borrower and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either the Borrower or a Restricted Subsidiary of the Borrower will be deemed, in each case, to constitute an incurrence of such Indebtedness by the Borrower or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);

(7) the issuance by any of the Borrower’s Restricted Subsidiaries to the Borrower or to any of its Restricted Subsidiaries of shares of preferred stock; provided, however, that:

(A) any subsequent issuance or transfer of Equity Interests that results in any such preferred stock being held by a Person other than the Borrower or a Restricted Subsidiary of the Borrower; and

(B) any sale or other transfer of any such preferred stock to a Person that is not either the Borrower or a Restricted Subsidiary of the Borrower,

will be deemed, in each case, to constitute an issuance of such preferred stock by such Restricted Subsidiary that was not permitted by this clause (7);

(8) the incurrence by the Borrower or any of its Restricted Subsidiaries of Hedging Obligations in the ordinary course of business and not for speculative purposes;

(9) the incurrence by the Borrower or any of its Restricted Subsidiaries of obligations relating to net gas balancing positions arising in the ordinary course of business and consistent with past practice;

(10) the Guarantee by the Borrower or any of the Guarantors of Indebtedness of the Borrower or a Restricted Subsidiary of the Borrower that was permitted to be incurred by another provision of this Section 6.9; provided, however that if the

Indebtedness being guaranteed is subordinated to or pari passu with the Loans, then the Guarantee shall be subordinated or pari passu, as applicable, to the same extent as the Indebtedness guaranteed;

(11) Permitted Acquisition Indebtedness;

(12) the incurrence by the Borrower or any of its Restricted Subsidiaries of Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds, so long as such Indebtedness is covered within five Business Days;

(13) Indebtedness consisting of the financing of insurance premiums in customary amounts consistent with the operations and business of the Borrower and its Restricted Subsidiaries;

(14) the incurrence by the Borrower or any of its Restricted Subsidiaries of Indebtedness arising from agreements of the Borrower or any of its Restricted Subsidiaries providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or Capital Stock of a Subsidiary; provided, however that the maximum aggregate liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Borrower and its Restricted Subsidiaries in connection with such disposition;

(15) the incurrence by the Borrower or any of its Restricted Subsidiaries of Indebtedness in respect of bid, performance, surety and similar bonds issued for the account of the Borrower and any of its Restricted Subsidiaries in the ordinary course of business, including guarantees and obligations of the Borrower or any of its Restricted Subsidiaries with respect to letters of credit supporting such obligations (in each case, other than an obligation for money borrowed); and

(16) the incurrence by the Borrower or any of its Restricted Subsidiaries of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time outstanding not to exceed $50.0 million.

(c) The Borrower will not incur, and will not permit any Guarantor to incur, any Indebtedness (including Permitted Debt) that is contractually subordinated in right of payment to any other Indebtedness of the Borrower or such Guarantor unless such Indebtedness is also contractually subordinated in right of payment to the Obligations on substantially identical terms; provided, however, that no Indebtedness shall be deemed to be contractually subordinated in right of payment to any other Indebtedness solely by virtue of being unsecured or by virtue of being secured on a first or junior Lien basis.

(d) For purposes of determining compliance with this Section 6.9, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (16) above or is entitled to be incurred pursuant to Section 6.9(a) hereof, the Borrower will be permitted to classify such item of Indebtedness on the date of its incurrence in any manner that complies with this Section 6.9; provided, however that any Indebtedness under the Existing RCF Agreement, the Existing Second Lien Credit Agreement, the New Second Lien Notes and the New Junior Lien Notes on the Closing Date shall be considered incurred under clause (1) of the definition of Permitted Debt and may not be later reclassified. The accrual of interest, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock for purposes of this Section 6.9; provided, however, in each such case, that the amount thereof is included in Fixed Charges of the Borrower as accrued. Notwithstanding any other provision of this Section 6.9, the maximum amount of Indebtedness that the Borrower or any Restricted Subsidiary may incur pursuant to this Section 6.9 shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values.

(e) The amount of any Indebtedness outstanding as of any date will be:

(i) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount;

(ii) the principal amount of the Indebtedness, in the case of any other Indebtedness; and

(iii) in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of:

(A) the Fair Market Value of such asset at such date of determination; and

(B) the amount of the Indebtedness of the other Person.

Section 6.10 Asset Sales.

(a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

(i) the Borrower (or the Restricted Subsidiary, as the case may be) receives consideration at the time of the Asset Sale at least equal to the Fair Market Value of the Equity Interests or other assets issued or sold or otherwise disposed of; and

(ii) (a) at least 75% of the consideration received in the Asset Sale by the Borrower or such Restricted Subsidiary is in the form of cash or (b) the Fair Market Value of all forms of consideration other than cash received for all Asset Sales since the Closing Date does not exceed in the aggregate 10% of the Adjusted Consolidated Net Tangible Assets of the Borrower at the time each determination is made. For purposes of this provision, each of the following shall be deemed to be cash:

(A) any liabilities, as shown on the Borrower’s most recent consolidated balance sheet, of the Borrower or any Restricted Subsidiary (other than contingent liabilities and Subordinated Obligations) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Borrower or such Restricted Subsidiary from further liability;

(B) any securities, notes or other obligations received by the Borrower or any such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash within 180 days after the date of the Asset Sale, to the extent of the cash received in that conversion;

(C) any stock or assets of the kind referred to in clause (ii) or (iii) of the next paragraph of this Section 6.10; and

(D) accounts receivable of a business retained by the Borrower or any Restricted Subsidiary, as the case may be, following the sale of such business; provided, however that such accounts receivable are not (i) past due more than 90 days and (ii) do not have a payment date greater than 120 days from the date of the invoice creating such accounts receivable.

(b) Within 360 days after the receipt of any Net Proceeds from an Asset Sale, or, if the Borrower has entered into a binding commitment or commitments with respect to the actions described in clause (ii) or (iii) below, within 540 days after the receipt of any Net Proceeds from an Asset Sale, the Borrower (or the applicable Restricted Subsidiary, as the case may be) may apply such Net Proceeds:

(i) if such Asset Sale is a Collateral Disposition, (A) to repay, prepay, redeem or repurchase (I) Priority Lien Debt and permanently reduce the corresponding commitments with respect thereto and (II) the Obligations, (B) to invest in Additional Assets that shall constitute Collateral, (C) to make capital expenditures in respect of the Borrower’s or its Restricted Subsidiaries’ Oil and Gas Business in assets constituting Collateral or (D) any combination of the foregoing; and

(ii) if such Asset Sale is not a Collateral Disposition, (A) to repay, prepay, redeem or repurchase (I) Priority Lien Debt and permanently reduce the corresponding commitments with respect thereto and (II) the Obligations, (B) to invest in Additional Assets, (C) to make capital expenditures in respect of the Borrower’s or its Restricted Subsidiaries’ Oil and Gas Business, or (D) any combination of the foregoing.

Pending the application of any Net Proceeds in the manner provided above, the Borrower or any Restricted Subsidiary may invest the Net Proceeds in any manner that is not prohibited by this Agreement.

(c) Any Net Proceeds from Asset Sales that are not applied or invested as provided in Section 6.10(b) will constitute “Excess Proceeds”. Within five days after the date that the aggregate amount of Excess Proceeds exceeds $20.0 million, the Borrower will make an Asset Sale Offer to all Lenders. The offer price in any Asset Sale Offer will be equal to 100% of the principal amount plus accrued and unpaid interest to, but excluding, the date of purchase or repayment, and will be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Borrower may use those Excess Proceeds for any purpose not otherwise prohibited by this Agreement. If the aggregate principal amount of Loans tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds allocated for the repayment of Loans pursuant to the Asset Sale Offer, the Administrative Agent shall repay the Loans on a pro rata basis. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.

Section 6.11 Transactions with Affiliates.

(a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Borrower (each an “Affiliate Transaction”), unless:

(i) the Affiliate Transaction is on terms that are no less favorable to the Borrower or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Borrower or such Restricted Subsidiary with an unrelated Person; and

(ii) the Borrower delivers to the Administrative Agent:

(A) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $20.0 million, an Officer’s Certificate certifying that such Affiliate Transaction complies with this Section 6.11;

(B) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $40.0 million, a resolution of the Board of Directors of the Borrower set forth in an Officer’s Certificate certifying that such Affiliate Transaction complies with this Section 6.11 and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors of the Borrower; or

(C) as an alternative to clause (A) or (B) above, at the Borrower’s option, with respect to any transaction in which the Borrower or any of its Restricted Subsidiaries, as the case may be, deliver to the Administrative Agent a letter from an accounting, appraisal or investment banking firm of national standing stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or that such transaction meets the requirements of Section 6.11(a).

(b) The following items will not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of Section 6.11(a) hereof:

(i) any employment agreement or arrangement, stock option or stock ownership plan, employee benefit plan, officer or director indemnification agreement, restricted stock agreement, severance agreement or other compensation plan or arrangement entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business and payments, awards, grants or issuances of securities pursuant thereto, including, without limitation, pursuant to the Borrower’s long-term incentive compensation plan, as amended;

(ii) transactions between or among the Borrower and/or its Restricted Subsidiaries;

(iii) transactions with a Person (other than an Unrestricted Subsidiary of the Borrower) that is an Affiliate of the Borrower solely because the Borrower owns, directly or through a Restricted Subsidiary, an Equity Interest in, or controls, such Person;

(iv) reasonable fees and expenses and compensation paid to, and indemnity or insurance provided on behalf of, officers, directors or employees of the Borrower or any Restricted Subsidiaries as determined in good faith by the Board of Directors;

(v) any issuance of Equity Interests (other than Disqualified Stock) of the Borrower to, or receipt by the Borrower of a capital contribution from, Affiliates (or a Person that becomes an Affiliate) of the Borrower;

(vi) Restricted Payments (other than Investments in Unrestricted Subsidiaries) that do not violate Section 6.7 hereof;

(vii) transactions between the Borrower or any Restricted Subsidiaries and any Person, a director of which is also a director of the Borrower or any direct or indirect parent company of the Borrower and such director is the sole cause for such Person to be deemed an Affiliate of the Borrower or any Restricted Subsidiaries; provided, however, that such director abstains from voting as director of the Borrower or such direct or indirect parent company, as the case may be, on any matter involving such other Person;

(viii) loans or advances to employees in the ordinary course of business or consistent with past practice not to exceed $5.0 million in the aggregate at any one time outstanding;

(ix) advances to or reimbursements of employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business;

(x) the performance of obligations of the Borrower or any of its Restricted Subsidiaries under the terms of any written agreement to which the Borrower or any of its Restricted Subsidiaries is a party on the Closing Date and which is disclosed on Schedule 6 hereto, as these agreements may be amended, modified or supplemented from time to time; provided, however that any future amendment, modification or supplement entered into after the Closing Date will be permitted to the extent that its terms do not materially and adversely affect the rights of any Lenders (as determined in good faith by the Board of Directors of the Borrower) as compared to the terms of the agreements in effect on the Closing Date; and

(xi) pledges of Equity Interests of the Borrower’s Unrestricted Subsidiaries for the benefit of lenders of the Borrower’s Unrestricted Subsidiaries.

Section 6.12 Liens. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) upon any of its property or assets (whether now owned or hereafter acquired), securing any Indebtedness of the Borrower or any Guarantor.

Section 6.13 Designation of Restricted and Unrestricted Subsidiaries. The Board of Directors of the Borrower may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate Fair Market Value of all outstanding Investments owned by the Borrower and its Restricted Subsidiaries in the Subsidiary designated as an Unrestricted Subsidiary will be deemed to be an Investment made as of the time of the designation and will reduce the amount available for Restricted Payments under Section 6.7 hereof or under one or more clauses of the definition of Permitted Investments, as determined by the Borrower. That designation will only be permitted if the Investment would be permitted at that time and if the Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

Any designation of a Subsidiary of the Borrower as an Unrestricted Subsidiary will be evidenced to the Administrative Agent by filing with the Administrative Agent a certified copy of a resolution of the Board of Directors giving effect to such designation and an Officer’s Certificate certifying that such designation complied with the preceding conditions of this Section 6.13 and was permitted by Section 6.7 hereof. If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements of this Section 6.13 as an Unrestricted Subsidiary, it will thereafter cease to be an Unrestricted Subsidiary for purposes of this Agreement and any Indebtedness of such Subsidiary will be deemed to be incurred by a Restricted Subsidiary of the Borrower as of such date and, if such Indebtedness is not permitted to be incurred as of such date under Section 6.9 hereof, the Borrower will be in default of such covenant. The Board of Directors of the Borrower may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however that such designation will be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Borrower of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation will only be permitted if (1) such Indebtedness is permitted under Section 6.9 hereof, calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period and (2) no Default or Event of Default would be in existence immediately following such designation.

Section 6.14 Additional Guarantees and Collateral.

(a) If, after the Closing Date, any Domestic Subsidiary (other than an Excluded Subsidiary) that is not already a Guarantor has Indebtedness outstanding in excess of a Minimum Amount or guarantees any other Indebtedness of the Borrower or of a Guarantor in excess of a Minimum Amount, then such Domestic Subsidiary will (i) deliver an absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of the Borrower hereunder, which guaranty shall be reasonably satisfactory to the Administrative Agent and (ii) execute and deliver an amendment, supplement or other instrument in respect of the other Loan Documents reasonably satisfactory to the Administrative Agent necessary to cause such Domestic Subsidiary to become a grantor thereunder and take all action required thereunder to perfect the Liens created thereunder, as well as to execute and deliver to the trustee joinders to the Intercreditor Agreements, in each case within 90 days of the date on which it guaranteed such Indebtedness.

(b) The Borrower and each of the Guarantors shall do or cause to be done all acts and things that may be required, or that the 1.5 Lien Collateral Agent from time to time may reasonably request, to assure and confirm that the 1.5 Lien Collateral Agent holds, for the benefit of the holders of the Obligations, duly created and enforceable and perfected Liens upon the Collateral (including any acquired Property or other Property required by any Security Document to become Collateral after the Closing Date), in each case, as contemplated by, and with the Lien priority required under, the Loan Documents, and in connection with any merger, consolidation or sale of assets of the Borrower or any Guarantor, the property and assets of the Person which is consolidated or merged with or into the Borrower or any Guarantor, to the extent that they are property or assets of the types which would constitute Collateral under the Loan Documents, shall be treated as after-acquired property and the Borrower or such Guarantor shall take such action as may be reasonably necessary to cause such property and assets to be made subject to the 1.5 Liens, in the manner and to the extent required under the Loan Documents.

(c) Upon the reasonable request of the 1.5 Lien Collateral Agent at any time and from time to time, the Borrower and each of the Guarantors shall promptly execute, acknowledge and deliver such Security Documents, instruments, certificates, financing statements, notices and other documents, and take such other actions as shall be reasonably required, or that the 1.5 Lien Collateral Agent may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Security Documents for the benefit of the holders of Obligations.

(d) In addition to the Collateral, from and after the Closing Date, if the Borrower or any Guarantor acquires any Property that constitutes collateral for the Priority Lien Debt, the Second Lien Debt or Junior Lien Debt, if and to the extent that any Priority Lien Document,

Second Lien Document or Junior Lien Document, as applicable, requires any supplemental security document for such collateral or other actions to achieve a perfected Lien on such collateral, the Borrower shall, or shall cause the applicable Guarantor to, promptly (but not in any event no later than the date that is 20 Business Days after which such supplemental security documents are executed and delivered (or other action taken) under such Priority Lien Documents, Second Lien Documents or Junior Lien Documents, as applicable), to the extent permitted by applicable law, execute and deliver to the 1.5 Lien Collateral Agent appropriate Security Documents (or amendments thereto) in such form as shall be necessary to grant the 1.5 Lien Collateral Agent a valid and enforceable perfected Lien on such Collateral or take such other actions in favor of the 1.5 Lien Collateral Agent as shall be reasonably necessary to grant a valid and enforceable perfected Lien on such Collateral to the 1.5 Lien Collateral Agent, for the benefit of the Lenders, subject to the terms of this Agreement, the Intercreditor Agreements and the other Loan Documents. Additionally, subject to this Agreement, the Intercreditor Agreements and the other Loan Documents, if the Borrower or any Guarantor creates any additional Lien upon any Property that would constitute Collateral, or takes any additional actions to perfect any existing Lien on Collateral, in each case for the benefit of the holders of the Priority Lien Debt, the holders of the Second Lien Debt or the holders of Junior Lien Debt, after the Closing Date, the Borrower or such Guarantor, as applicable, must, to the extent permitted by applicable law, within 20 Business Days after such Lien is granted or other action taken, grant a valid and enforceable perfected Lien upon such property or asset, or take such additional perfection actions, as applicable, for the benefit of the Lenders and obtain all related deliverables as those delivered to the Priority Lien Collateral Agent, the Second Lien Representative or Junior Lien Collateral Agent, as applicable, in each case as security for the Obligations. Notwithstanding the foregoing, to the extent that any Lien on any Collateral is perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the Priority Lien Collateral Agent, or of agents or bailees of the Priority Lien Collateral Agent, the perfection actions and related deliverables described in this Section 6.14(d) shall not be required.

(e) The Borrower will deliver to the Administrative Agent, semi-annually on or before March 1 and September 1 in each calendar year, beginning March 1, 2017, an Officer’s Certificate certifying that, as of the date of such certificate, the Collateral includes Oil and Gas Properties that include not less than 90% (or such greater amount as may be required by the Existing RCF Agreement in effect at such time) of the total discounted present value of Proved Reserves attributable the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries, as evaluated in the most recent Reserve Report, after giving effect to exploration and production activities, acquisitions, dispositions and production since the date of such Reserve Report (the “minimum mortgage requirement”), together with (i) such executed Mortgages or amendments or supplements to prior Mortgages naming the 1.5 Lien Collateral Agent, as mortgagee or beneficiary, as may be necessary to cause the minimum mortgage requirement to be satisfied, (ii) reasonably satisfactory evidence of the completion of all recordings and filings of such Mortgages, amendments or supplements in the proper recorders’ offices or appropriate public records (and payment of any taxes or fees in connection therewith) and (iii) local counsel opinion or opinions (each, subject to customary assumptions and qualifications) to the effect that the 1.5 Lien Collateral Agent has a valid and perfected Lien with respect to the real property that is subject to the applicable Mortgage; provided, however that (x) to the extent corresponding mortgages securing the Priority Lien Obligations are being delivered and (y) Mortgages have previously been recorded in the public records of the county or counties applicable to such additional Mortgages or amendments or supplements to prior Mortgages, no such opinion shall be required unless a corresponding opinion will be delivered to the Priority Lien Collateral Agent. The certificate required by this Section 6.14(e) shall include a schedule tied to the latest Reserve Report identifying those properties treated in the Reserve Report which are Collateral from those properties treated in the Reserve Report which are not Collateral.

(f) Notwithstanding anything herein or in the Loan Documents to the contrary, neither the Borrower nor any Guarantor will be required to grant a security interest in, and the Collateral shall not include, any Excluded Asset.

Section 6.15 Depositary Banks. From and after the date hereof, the Borrower shall and shall cause each Restricted Person to maintain all of its operating accounts, Deposit Accounts and Securities Accounts (as those terms are defined in the Uniform Commercial Code) with the Priority Lien Collateral Agent or a lender under the Priority Lien Documents, or if Priority Lien Obligations or commitments in respect thereof are no longer outstanding, with a depositary bank otherwise satisfactory to the Administrative Agent (each such party, a “Control Party”), and shall cause such operating accounts, Deposit Accounts and Securities Accounts at all times to be subject of a Control Agreement; provided, however, in the event the depositary bank ceases to be a Control Party, the Borrower shall, and shall cause each Restricted Persons to close any such operating account, Deposit Account or Securities Account within forty-five (45) days of the date such Person ceases to be a Control Party. After the date hereof, the Borrower shall not and shall not permit any Restricted Person to open any operating account or other Deposit Account or Securities Account unless concurrently with the opening of such account the Borrower or such Restricted Person, as applicable, shall have delivered to the 1.5 Lien Collateral Agent a duly executed Control Agreement in respect of such account; provided, however, in the event the Borrower or any Restricted Person acquires a Deposit Account or Securities Account pursuant to an acquisition, the Borrower and each Restricted Person shall have forty-five (45) days from the date of such acquisition to (i) close any such acquired Deposit Account or Securities Account in the event such account is not held with a Control Party or (ii) subject any such acquired Deposit Account or Securities Account to a Control Agreement. The requirements of this Section 6.15 shall not apply to Excluded Accounts. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the 1.5 Lien Collateral Agent shall not direct disbursements from such Deposit Accounts or Securities Accounts or prohibit the Borrower from making disbursements from such Deposit Accounts or Securities Accounts unless an Event of Default has occurred and is continuing.

ARTICLE VII - SUCCESSORS

Section 7.1 Merger, Consolidation, or Sale of Assets. The Borrower shall not, directly or indirectly: (i) consolidate or merge with or into another Person (whether or not the Borrower is the surviving corporation); or (2) sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties and assets, in one or more related transactions, to another Person, unless:

(a) either:

(i) the Borrower is the surviving corporation; or

(ii) the Person formed by or surviving any such consolidation or merger (if other than the Borrower) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation, limited liability company or limited partnership organized or existing under the laws of the United States, any state of the United States or the District of Columbia;

(b) the Person formed by or surviving any such consolidation or merger (if other than the Borrower) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of the Borrower under this Agreement and the other Loan Documents and pursuant to agreements reasonably satisfactory to the Administrative Agent.

(c) immediately after such transaction or transactions, no Default or Event of Default exists;

(d) the Borrower or the Person formed by or surviving any such consolidation or merger (if other than the Borrower), or to which such sale, assignment, transfer, conveyance or other disposition has been made, would, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, (a) be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 6.9(a) hereof or (b) have a Fixed Charge Coverage Ratio not less than the Fixed Charge Coverage Ratio of the Borrower immediately prior to such transaction; and

(e) any Collateral owned by or transferred to the Person formed by or surviving any such consolidation or merger (if other than the Borrower) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made continues to constitute Collateral under the Loan Documents, subject to the 1.5 Liens, except as permitted by this Agreement or the other Loan Documents.

For purposes of this Section 7.1, the sale, lease, conveyance, assignment, transfer, or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Borrower, which properties and assets, if held by the Borrower instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Borrower on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Borrower.

Notwithstanding the restrictions described in clause (d) of this Section 7.1, any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Borrower, the Borrower may merge into a Restricted Subsidiary for the purpose of reincorporating the Borrower in another jurisdiction, and any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to another Restricted Subsidiary.

Section 7.2 Successor Corporation Substituted. Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties and assets of the Borrower in a transaction that is subject to, and that complies with the provisions of, Section 7.1 hereof, the successor Person formed by such consolidation or into or with which the Borrower is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Agreement referring to the “Borrower” shall refer instead to the successor Person and not to the Borrower), and may exercise every right and power of the Borrower under the Loan Documents with the same effect as if such successor Person had been named as the Borrower herein; provided, however that, in the case of a lease of all or substantially all of its properties and assets, the Borrower will not be released from the obligation to pay the Obligations.

ARTICLE VIII - DEFAULTS AND REMEDIES

Section 8.1 Events of Default. Each of the following events constitutes an Event of Default under this Agreement:

(a) default for 30 days in the payment when due of interest or fees on the Loans;

(b) default in the payment when due (at maturity or otherwise) of the principal of, or premium, if any, on, the Loans;

(c) failure by the Borrower or any of its Restricted Subsidiaries to comply with the provisions of Sections 2.6, 6.10 or 7.1 hereof;

(d) failure by the Borrower or any of its Restricted Subsidiaries for 30 days after notice to the Borrower by the Administrative Agent or the Lenders holding at least 25% in aggregate principal amount of the Loans then outstanding voting as a single class to comply with any of the other agreements in this Agreement;

(e) any event of default under and as defined under the Existing RCF Agreement that continues unwaived or uncured for 30 days;

(f) default under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness for money borrowed by the Borrower or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Borrower or any of its Restricted Subsidiaries), whether such Indebtedness or Guarantee now exists, or is created after the Closing Date, if that default:

(i) is caused by a failure to pay principal of, or interest or premium, if any, on, such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”); or

(ii) results in the acceleration of such Indebtedness prior to its express maturity,

and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment

Default or the maturity of which has been so accelerated, aggregates $20.0 million or more; provided, however that if any such default is cured or waived or any such acceleration rescinded, or such Indebtedness is repaid, within a period of 15 Business Days from the continuation of such default beyond the applicable grace period, if any, or the occurrence of such acceleration, as the case may be, such Event of Default and any consequential acceleration of the Loans shall be automatically rescinded, so long as such rescission does not conflict with any judgment or decree;

(g) failure by the Borrower or any of its Restricted Subsidiaries to pay final judgments entered by a court or courts of competent jurisdiction aggregating in excess of $20.0 million (net of any amount with respect to which a reputable and solvent insurance company has acknowledged liability in writing), which judgments are not paid, discharged, stayed or fully bonded for a period of 60 days (or, if later, the date when payment is due pursuant to such judgment);

(h) the Borrower or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of the Borrower that, taken together, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law:

(i) commences a voluntary case,

(ii) consents to the entry of an order for relief against it in an involuntary case,

(iii) consents to the appointment of a custodian of it or for all or substantially all of its property,

(iv) makes a general assignment for the benefit of its creditors, or

(v) generally is not paying its debts as they become due;

(i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i) is for relief against the Borrower or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of the Borrower that, taken together, would constitute a Significant Subsidiary in an involuntary case;

(ii) appoints a custodian of the Borrower or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of the Borrower that, taken together, would constitute a Significant Subsidiary or for all or substantially all of the property of the Borrower or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of the Borrower that, taken together, would constitute a Significant Subsidiary; or

(iii) orders the liquidation of the Borrower or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of the Borrower that, taken together, would constitute a Significant Subsidiary;

and the order or decree remains unstayed and in effect for 30 consecutive days;

(j) the occurrence of any of the following:

(i) except as permitted by the Loan Documents, any security document establishing the 1.5 Liens ceases for any reason to be enforceable; provided, however that it will not be an Event of Default under this clause (j)(i) if the sole result of the failure of one or more Security Documents to be fully enforceable is that any 1.5 Lien purported to be granted under such Security Documents on Collateral, individually or in the aggregate, having a fair market value of not more than $15.0 million, ceases to be an enforceable; provided further that if such failure is susceptible to cure, no Event of Default shall arise with respect thereto until 45 days after any officer of the Borrower or any Restricted Subsidiary becomes aware of such failure, which failure has not been cured during such time period;

(ii) except as permitted by the Loan Documents, any 1.5 Lien purported to be granted under any Security Document on Collateral, individually or in the aggregate, having a fair market value in excess of $15.0 million, ceases to be an enforceable and perfected 1.5 Lien, subject only to Permitted Liens and the terms of the Intercreditor Agreements; provided, however that if such failure is susceptible to cure, no Event of Default shall arise with respect thereto until 45 days after any officer of the Borrower or any Restricted Subsidiary becomes aware of such failure, which failure has not been cured during such time period;

(iii) the Borrower or any Guarantor, or any Person acting on behalf of any of them, denies or disaffirms, in writing, any obligation of the Borrower or any Guarantor set forth in or arising under any Security Document establishing the 1.5 Liens; and

(iv) except as permitted by any Loan Document, (i) any Guarantee of the Obligations is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect, or (ii) any Guarantor, or any Person acting on behalf of any Guarantor, denies or disaffirms its obligations under such Guarantee.

(k) Upon the occurrence of an Event of Default described in clause (h) or (i) of this Section with respect to Borrower, all of the Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by

Borrower and each Restricted Person who at any time ratifies or approves this Agreement. During the continuance of any other Event of Default, with the consent of Lenders holding at least 25% in aggregate principal amount of outstanding Loans, the Administrative Agent at any time and from time to time may and upon written instructions from Lenders holding at least 25% in aggregate principal amount of the outstanding Loans, the Administrative Agent shall, without notice to Borrower or any other Restricted Person, declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and each Restricted Person who at any time ratifies or approves this Agreement.

The Lenders holding a majority in aggregate principal amount of the then outstanding Loans by written notice to the Administrative Agent may, on behalf of all of the Lenders, rescind an acceleration and its consequences, if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

Section 8.2 Waiver of Past Defaults. The Required Lenders by notice to the Administrative Agent may on behalf of all Lenders waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Loans. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 8.3 Control by Majority. The Required Lenders may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Administrative Agent or exercising any power conferred on the Administrative Agent. However, the Administrative Agent may refuse to follow any direction it or its counsel believes conflicts with law or this Agreement or any other Loan Document or that the Administrative Agent or its counsel determines may be unduly prejudicial to the rights of other Lenders or that may expose the Administrative Agent to liability.

Section 8.4 Priorities. If the Administrative Agent collects any money pursuant to this Article VIII, it shall pay out the money in the following order (subject to the terms of the Intercreditor Agreements):

First: to the Administrative Agent, its agents and attorneys for amounts due under Article IX or Section 10.4 hereof, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Administrative Agent and the costs and expenses of collection;

Second: to Lenders for amounts due and unpaid with respect to the Loans for principal, premium, if any, and interest ratably, without preference or priority of any kind, according to the amounts due and payable with respect to the Loans for principal, premium, if any, and interest, respectively; and

Third: to the Borrower or to such party as a court of competent jurisdiction shall direct.

Section 8.5 Credit Bid.

(a) The Administrative Agent, on behalf of itself and the Lender Parties, shall have the right, exercisable at the discretion of the Required Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Lender Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with applicable law. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Administrative Agent to make such credit bid or purchase and, in connection therewith, the Administrative Agent is authorized, on behalf of itself and the other Lender Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Obligations to any such acquisition vehicle in exchange for Equity Interests and/or debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Lender Parties on the basis of the Obligations so assigned by each Lender Party); provided, however that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 10.1.

(b) Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Lender Party, that, except as otherwise provided in any Loan Document or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any of the Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral.

ARTICLE IX - Administrative Agent

Section 9.1 Appointment and Authority of the Administrative Agent. Each Lender Party hereby irrevocably authorizes the Administrative Agent, and the Administrative Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. The relationship of the Administrative Agent to the other Lender Parties is only that of one party acting as the Administrative Agent for Lenders, and nothing in the Loan Documents shall be construed to constitute the Administrative Agent, regardless of whether a Default or Event of Default has occurred and is continuing, a trustee or other fiduciary for any Lender Party or Lender or of any participation therein nor to impose on the Administrative Agent duties and obligations other than those expressly provided for in the Loan Documents. The provisions of this Article IX are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any of its Subsidiaries shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. With respect to any matters not expressly provided for in the Loan Documents and any matters which the Loan Documents place within the discretion of the Administrative Agent, the Administrative Agent shall not be required to exercise any discretion or take any action, and it may request instructions from Lenders with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability in so acting or refraining from acting) upon the instructions of Required Lenders (including itself); provided, however that the Administrative Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Loan Documents or to applicable Law including for the avoidance of doubt any action that may be in violation of the automatic stay under any bankruptcy or insolvency law. The Administrative Agent shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. Upon receipt by the Administrative Agent from the Borrower of any communication calling for action on the part of Lenders or upon notice from any other Lender Party to the Administrative Agent of any Default or Event of Default, the Administrative Agent shall promptly notify each other Lender Party thereof.

Section 9.2 Exculpation, Administrative Agent’s Reliance, Etc.. Neither the Administrative Agent nor any of its directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Loan Documents, including their negligence of any kind, except that each shall be liable for its own gross negligence or willful misconduct (as determined in a final non-appealable judgment by a court of competent jurisdiction). Without limiting the generality of the foregoing, the Administrative Agent (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof in accordance with this Agreement, signed by such payee and in form satisfactory to the Administrative Agent; (b) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any other Lender Party and shall not be responsible to any other Lender Party for any statements, warranties or representations made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Loan Documents on the part of any Restricted Person or to inspect the property (including the books and records) of any Restricted Person; (e) shall not be responsible to any other Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any instrument or document furnished in connection therewith; (f) may rely upon the representations and warranties of each Restricted Person and the Lender Parties in exercising its powers hereunder; (g) shall incur no liability under or in respect of the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (including any telecopy) believed by it to be genuine and signed or sent by the proper Person or Persons.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith or (iii) the agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default and labeled “Notice of Default” is given to the Administrative Agent in writing by the Borrower or a Lender.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received written notice to the contrary from such Lender prior to the making of such Loan.

Section 9.3 Credit Decisions. Each Lender Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender Party or any of its Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the properties or books of the Borrower or its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of such Administrative Agent or any of its Affiliates. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

Section 9.4 Indemnification. Each Lender agrees to indemnify and hold the Administrative Agent harmless (to the extent not reimbursed by the Borrower within ten (10) days after demand) from and against such Lender’s Percentage Share of any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called “liabilities and costs”) which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against the Administrative Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein (including any Environmental Claims or violation or noncompliance with any Environmental Laws by any Person or any liabilities or duties of any Person with respect to the presence or Release of Hazardous Materials found in or released into the environment). The Administrative Agent shall not be responsible for any recitals or warranties herein or under any Loan Document, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security.

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY THE ADMINISTRATIVE AGENT;

provided, however that no Lender shall be obligated under this section to indemnify the Administrative Agent for that portion, if any, of any liabilities and costs which is proximately caused by the Administrative Agent’s own individual gross negligence or willful misconduct, as determined in a final non-appealable judgment by a court of competent jurisdiction. Cumulative of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for such Lender’s Percentage Share of any costs and expenses to be paid to the Administrative Agent by the Borrower under Section 10.4(a) to the extent that the Administrative Agent is not timely reimbursed for such expenses by the Borrower as provided in such section. As used in this section the term “Administrative Agent” shall refer not only to the Person designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

Section 9.5 Rights as Lender. If applicable, in its capacity as a Lender, the Administrative Agent shall have the same rights, powers, and obligations as any Lender and may exercise such rights and powers as though it were not the Administrative Agent. The Administrative Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, lend money to, own securities of, act as financial advisor to, and generally engage in any kind of business with any Restricted Person or their Affiliates, all as if it were not the Administrative Agent hereunder and without any duty to account therefor to any other Lender.

Section 9.6 Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under Security Documents or rights of banker’s lien, set off, or counterclaim against the Borrower or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by the Administrative Agent under Section 3.1, causes such Lender Party to have received more than it would have received had such payment been received by the Administrative Agent and distributed pursuant to Section 3.1, then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to share all payments as provided for in Section 3.1, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Administrative Agent and all Lender Parties share all payments of Obligations as provided in Section 3.1; provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker’s lien, set-off or counterclaim or otherwise) of indebtedness other than the Obligations. The Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law exercise any and all rights of banker’s lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this section is thereafter recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to Tribunal order to be paid on account of the possession of such funds prior to such recovery.

Section 9.7 Investments. Whenever the Administrative Agent in good faith determines that it is uncertain about how to distribute to Lender Parties any funds which it has received, or whenever the Administrative Agent in good faith determines that there is any dispute among Lender Parties about how such funds should be distributed, the Administrative Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If the Administrative Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if the Administrative Agent is otherwise required to invest funds pending distribution to Lender Parties, the Administrative Agent shall invest such funds pending distribution, and all interest on any such investment shall be distributed upon the distribution of such investment and in the same proportion and to the same Persons as such investment; provided, however that the Administrative Agent shall not be liable to Lender Parties for any loss on such investment except for its gross negligence or willful misconduct, as determined in a final non-appealable judgment by a court of competent jurisdiction. All moneys received by the Administrative Agent for distribution to Lender Parties (other than to the Person who is the Administrative Agent in its separate capacity as a Lender) shall be held by the Administrative Agent pending such distribution solely as the Administrative Agent for such Lender Parties, and the Administrative Agent shall have no equitable title to any portion thereof.

Section 9.8 Benefit of Article IX. The provisions of this Article IX (other than the following Section 9.9) are intended solely for the benefit of Lender Parties and any subagents of the Administrative Agent (including the Priority Lien Agent (as such term is defined in the Senior Lien Intercreditor Agreement) as its subagent (the “1.5 Sub-Agent”), and no Restricted Person shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Lender Party. Lender Parties may waive or amend such provisions as they desire without any notice to or consent of the Borrower or any other Restricted Person.

Section 9.9 Resignation. The Administrative Agent may resign at any time by giving written notice thereof to Lenders and the Borrower. Each such notice shall set forth the date of such resignation. Required Lenders shall have the right to appoint a successor Administrative Agent. A successor must be appointed for any retiring Administrative Agent, and such Administrative Agent’s resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Administrative Agent’s resignation, no successor Administrative Agent has been appointed and has accepted such appointment, then the retiring Administrative Agent may appoint a successor Administrative Agent, which shall be a financial institution organized under the Laws of the United States of America or of any state thereof; provided, however, that, if the Administrative Agent shall notify the Borrower and the Lenders that no successor Administrative Agent has accepted such appointment, then such resignation shall become effective fifteen (15) days following delivery of such notice and in accordance with such notice. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent or the effectiveness of a notice as described in the preceding sentence, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Administrative Agent’s resignation hereunder, the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

Section 9.10 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more subagents appointed by the Administrative Agent, including the 1.5 Sub-Agent as subagent for the Administrative Agent as Priority Lien Agent under the Second Lien Intercreditor Agreement. The Administrative Agent and any such subagent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The provisions of this Article shall apply to any such subagent, including the 1.5 Sub-Agent, and to the Affiliates of the Administrative Agent and any such subagent, and each subagent, including the 1.5 Sub-Agent, shall have and be protected by all of the rights, immunities, indemnities and other protections of this Article IX, including Sections 9.2 and 9.4, as if it were the Administrative Agent, and shall apply to their respective activities in connection with syndication as well as activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any subagents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such subagents.

Section 9.11 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any bankruptcy or insolvency law or any other judicial proceeding relative to the Borrower or any Subsidiary, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Article III, Section 10.4 and any other provisions under the Loan Documents regarding indemnification by the Borrower or any of its Subsidiaries) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Article III, Section 10.4 and any other provisions under the Loan Documents regarding indemnification by the Borrower or any of its Subsidiaries.

ARTICLE X - Miscellaneous

Section 10.1 Waivers and Amendments; Acknowledgments.

(a) Amendment and Waiver Without Consent of the Lenders. The Borrower and the Administrative Agent may amend this Agreement and the other Loan Documents without notice to or consent of any Lender:

(i) to cure any ambiguity, defect or inconsistency;

(ii) to provide for the assumption of the Borrower’s or a Guarantor’s Obligations in the case of a merger or consolidation or sale of all or substantially all of the Borrower’s or such Guarantor’s properties and assets, as applicable;

(iii) to make any change that would provide any additional rights or benefits to the Lenders or that does not adversely affect the legal rights of any Lender under this Agreement or other Loan Document;

(iv) to allow any Guarantor to execute a Guarantee of the Obligations or release Guarantees pursuant to the terms of this Agreement;

(v) to add any Collateral or to evidence the release of any Liens, in each case as provided in this Agreement or the other Loan Documents, as applicable;

(vi) with respect to Security Documents establishing the 1.5 Liens, as provided in the Intercreditor Agreements;

(vii) to make, complete or confirm any grant of Collateral permitted or required by this Agreement or any of the Security Documents establishing the 1.5 Liens; or

(viii) to evidence and provide for the acceptance under this Agreement and the other Loan Documents of a successor Administrative Agent.

In addition, the Intercreditor Agreements may be amended in accordance with their terms, including to add additional Indebtedness as Second Lien Debt or Junior Lien Debt and add other parties (or any authorized agent thereof or trustee therefor) holding such Indebtedness thereto and to establish that the Liens on any Collateral securing such Indebtedness shall rank equally with the Liens on such Collateral securing the other Priority Lien Debt, Second Lien Debt or Junior Lien Debt, as applicable, then outstanding.

Each Lender hereunder (x) consents to the amendment of any Loan Document in the manner and for the purposes set forth in this Section 10.1(a), (y) agrees that it will be bound by and will take no actions contrary to the provisions of any amendment to any Loan Document pursuant to Section 10.1(a) and (z) authorizes and instructs the Administrative Agent to enter into any amendment to any Loan Document pursuant to this Section 10.1(a) on behalf of such Lender.

(b) Amendment and Waiver With Consent of the Lenders. The Borrower and the Administrative Agent may amend this Agreement and the other Loan Documents with the written consent of the Required Lenders, and any past default or noncompliance with any provisions may be waived with the consent of the Required Lenders. Notwithstanding the foregoing, without the consent of each Lender of an affected Loan, no amendment may:

(i) reduce the principal amount of such Loan whose Lenders must consent to an amendment, supplement or waiver;

(ii) reduce the principal of or change the fixed maturity of any Loan or alter the provisions with respect to the prepayment of such Loan set forth in Section 2.4;

(iii) reduce the rate of or change the time for payment of interest, including default interest, on any Loan;

(iv) waive a Default or Event of Default in the payment of principal of, or interest or premium on, the Loans (except a rescission of acceleration of the Obligations by the holders of a majority in aggregate principal amount of the then outstanding Loans and a waiver of the payment default that resulted from such acceleration);

(v) make any Loan payable in money other than U.S. dollars;

(vi) make any change in the provisions of this Agreement relating to waivers of past Defaults or the right of any Lender to receive payments of principal of, or interest or premium on, or fees with respect to, such Lender’s Loans;

(vii) waive a prepayment premium with respect to any Loan arising under Section 2.4;

(viii) release any Guarantor from any of its Guarantee of the Obligations, except in accordance with the terms of this Agreement or the Loan Documents;

(ix) make any change in the preceding amendment and waiver provisions set forth in this Section 10.1(b).

In addition, any amendment or supplement to, or waiver of, the provisions of this Agreement or any Security Document that that has the effect of releasing all or substantially all of the Collateral from the Liens securing the Obligations will require the consent of holders of at least 66  2⁄3% in aggregate principal amount of the Loans then outstanding.

(c) No Waiver. No failure or delay (whether by course of conduct or otherwise) by any Lender Party in exercising any right, power or remedy which such Lender Party may have under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided in this Section 10.1, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Restricted Person shall in any case of itself entitle any Restricted Person to any other or further notice or demand in similar or other circumstances.

(d) Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a consent to it by a Lender is a continuing consent by such Lender and any successor thereto. However, any such Lender or subsequent Lender may revoke such consent if the Administrative Agent receives written notice of such revocation before the date the applicable amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Lender.

(e) Administrative Agent to Sign Amendments, etc. The Administrative Agent will sign any amendment, supplement or waiver authorized pursuant to this Section 10.1 if such amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Administrative Agent. The Borrower may not sign an amendment, supplement or waiver until the Board of Directors of the Borrower approves it. In executing any amendment, supplement or waiver, the Administrative Agent will be entitled to receive and will be fully protected in relying upon an Officer’s Certificate of the Borrower and an opinion of counsel to the Borrower stating that the execution of such amendment, supplement or waiver is authorized or permitted by this Agreement.

(f) Acknowledgment. Notwithstanding anything to the contrary herein, this Section 10.1 shall be subject to the provisions of Section 10.6(c).

(g) Acknowledgments and Admissions. The Borrower hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents to which it is a party, (ii) it has made an independent decision to enter into this Agreement and the other Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by the Administrative Agent or any Lender Party, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iii) there are no representations, warranties, covenants, undertakings or agreements by any Lender Party as to the Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iv) no Lender Party has any fiduciary obligation toward the Borrower with respect to any Loan Document or the transactions contemplated thereby, (v) the relationship pursuant to the Loan Documents between the Borrower and the other Restricted Persons, on one hand, and each Lender Party, on the other hand, is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the Loan Documents between any Restricted Person and any Lender Party, (vii) The Administrative Agent is not the Borrower’s Administrative Agent, but the Administrative Agent for the Lender Parties in the capacity described in the second sentence of Section 9.1, (viii) should an Event of Default or Default occur or exist, each Lender Party will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take at that time, (ix) without limiting any of the foregoing, the Borrower is not relying upon any representation or covenant by any Lender Party, or any representative thereof, and no such representation or covenant has been made, that any Lender Party will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the Loan Documents with respect to any such Event of Default or Default or any other provision of the Loan Documents, and (x) all Lender Parties have relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

(h) Replacement of Lenders. Notwithstanding the foregoing, in connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all Lenders, if the consent of Required Lenders is obtained, but the consent of the other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained being referred to as a “Non-Consenting Lender”), at the Borrower’s request, the Administrative Agent, or one or more Eligible Transferees, shall have the right (but not the obligation) to purchase from such Non-Consenting Lenders, and such Non-Consenting Lenders agree that they shall, upon the Administrative Agent’s request, sell and assign to the Administrative Agent or such Person, all of the Loans and other Obligations of such Non-Consenting Lenders in accordance with Section 3.5, such purchase and sale to be consummated pursuant to an executed Assignment and Acceptance (which Assignment and Assumption shall become effective without the consent of the Non-Consenting Lender if not promptly executed by the Non-Consenting Lender following request).

(i) Joint Acknowledgment. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

Section 10.2 Survival of Agreements; Cumulative Nature. All of Restricted Persons’ various representations, warranties, covenants and agreements in the Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the performance hereof and thereof, including the making or granting of the Loans and the delivery of the Notes and the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender Party and all of Lender Parties’ obligations to the Borrower are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Restricted Person to any Lender Party under any Loan Document shall be deemed representations and warranties by the Borrower or agreements and covenants of the Borrower under this Agreement. The representations, warranties, indemnities, and covenants made by Restricted Persons in the Loan Documents, and the rights, powers, and privileges granted to Lender Parties in the Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various Loan Documents.

Section 10.3 Notices. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document; provided, however that the Administrative Agent may give telephonic notices to the other Lender Parties, and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by e-mail, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to the Borrower and Restricted Persons at the address of the Borrower specified on the signature pages hereto and to each Lender Party at its address specified in the Notice Schedule as its lending offices (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of telecopy or e-mail, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail; provided, however that no Borrowing Notice shall become effective until actually received by the Administrative Agent.

Section 10.4 Payment of Expenses; Indemnity.

(a) Payment of Expenses. The Borrower will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay: (i) all transfer, stamp, mortgage, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein, (ii) all reasonable costs and expenses incurred by or on behalf of the Administrative Agent (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with (1) granting, creating documenting and perfecting the security interests in the Collateral securing the Obligations, (2) before and following the Closing Date, (A) the negotiation, preparation, execution and delivery of the Loan Documents and any and all consents, waivers, amendments or modifications to the Loan Documents or other documents or instruments relating thereto, (B) the borrowings hereunder and other action reasonably required in the course of administration hereof, and (C) monitoring or confirming (or preparation or negotiation of any document related to) the Borrower’s compliance with any covenants or conditions contained in this Agreement or in any Loan Document, and (iii) all reasonable costs and expenses incurred by or on behalf of any Lender Party (including reasonable attorneys’ fees, consultants’ fees and accounting fees) in connection with the defense or enforcement of any of the Loan Documents (including this section and including proceedings in bankruptcy) or the defense of any Lender Party’s exercise of its rights thereunder (including proceedings in bankruptcy).

(b) Indemnity. The Borrower agrees to indemnify each Lender Party, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits and settlements and costs, expenses or disbursements relating thereto (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called “liabilities and costs”) which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against such Lender Party by the Borrower or any Restricted Person or by any third party growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein (including any Environmental Claims or violation or noncompliance with any Environmental Laws by any Restricted Person or any liabilities or duties of any Restricted Person or any Lender Party with respect to the presence or Release of Hazardous Materials found in or released into the environment). For the avoidance of doubt, any indemnification relating to Taxes shall be covered exclusively by Section 3.3 and shall not be covered by this Section 10.4.

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY;

provided, however that no Lender Party shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final non-appealable judgment of a court of competent jurisdiction. If any Person (including the Borrower or any of its Affiliates) ever alleges such gross negligence or willful misconduct by any Lender Party, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final non-appealable judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term “Lender Parties” shall refer not only to the Persons designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Persons.

Section 10.5 Joint and Several Liability; Parties in Interest. All Obligations which are incurred by two or more Restricted Persons shall be their joint and several obligations and liabilities. All grants, covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that no Restricted Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of Required Lenders, except as expressly permitted by this Agreement or the Loan Documents. Except as otherwise provided in this Agreement, neither the Borrower nor any Affiliates of the Borrower shall directly or indirectly purchase or otherwise retire any Obligations owed to any Lender nor will any Lender accept any offer to do so, unless each Lender shall have received substantially the same offer with respect to the same Percentage Share of the Obligations owed to it. If the Borrower or any Affiliate of the Borrower at any time purchases some but less than all of the Obligations owed to all Lender Parties, such purchaser shall not be entitled to any rights of any Lender Party under the Loan Documents unless and until the Borrower or its Affiliates have purchased all of the Obligations.

Section 10.6 Assignments.

(a) Participations.

(A) Any Lender may sell a participation interest in its commitments hereunder or any of its rights under its Loans or under the Loan Documents to any Person; provided, however that the agreement between such Lender and such participant must at all times provide: (i) that such participation exists only as a result of the agreement between such participant and such Lender and that such transfer does not give such participant any right to vote as a Lender or any other direct claims or rights against any Person other than such Lender, (ii) that such participant is subject to the requirements set forth in Section 3.3(e), (h) and (i) (with such documentation to be delivered to the participating Lender to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section), as applicable, and is not entitled to payment from any Restricted Person under any of Sections 3.2 or 3.3 of amounts in excess of those payable to such Lender under such sections (determined without regard to the sale of such participation), and (iii) unless such participant is an Affiliate of such Lender, that such participant shall not be entitled to require such Lender to take any action under any Loan Document or to obtain the consent of such participant prior to taking any action under any Loan Document, except for actions which would require the consent of all Lenders under Section 10.1(h). No Lender selling such a participation shall, as between the other parties hereto and such Lender, be relieved of any of its obligations hereunder as a result of the sale of such participation. Each Lender which sells any such participation to any Person (other than an Affiliate of such Lender) shall give prompt notice thereof to the Administrative Agent and the Borrower.

(B) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided, however that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. Unless otherwise required by the Internal Revenue Service, any disclosure required by the foregoing sentence shall be made by the relevant Lender directly and solely to the Internal Revenue Service. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(b) Assignments. Except for sales of participations under the immediately preceding subsection (a) or as otherwise provided in this Section 10.6, no Lender shall make any assignment or transfer of any kind of its commitments or obligations to participate in any of its rights under its Loans or under the Loan Documents, except for assignments to an Eligible Transferee, and then only if such assignment is made in accordance with the following requirements:

(i) In the case of an assignment of Loans and Commitments, immediately after giving effect to such assignment, the assignor’s Commitment and Loans shall not be less than $5.0 million and the assignee’s Commitment and Loans shall equal or exceed $5.0 million (unless such assignor is assigning all of its Commitments and Loans or unless such assignment is to an Affiliate of such assignor or an Approved Fund administered or managed by such assignor or an Affiliate of such assignor); provided, however that the foregoing requirement may be waived by a writing signed by the Administrative Agent.

(ii) The parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, appropriately completed, together with the Note (if any) subject to such assignment and a processing fee payable to the Administrative Agent of $3,500. Upon such execution, delivery, and payment and upon the satisfaction of the conditions set out in such Assignment and Acceptance, then (A) the Borrower shall, if requested by the assignor and/or assignee, issue new Notes, to such assignor and assignee in exchange for the return of the old Notes to the Borrower, and (B) as of the “Effective Date” specified in such Assignment and Acceptance the assignee thereunder shall be a party hereto and a Lender hereunder and the Administrative Agent shall thereafter deliver or make available to the Borrower and each Lender one or more schedules showing the revised Percentage Shares of all other Lenders.

(iii) Each assignee Lender shall (to the extent it has not already done so) provide the Administrative Agent and the Borrower with the documentation referred to in Section 3.3(e), (h) and (i) and such other “know-your-customer” documentation as reasonably requested by the Administrative Agent.

(iv) No Assignment to Certain Persons. Other than as set forth in Section 10.6(c), no such assignment of Loans shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

(v) No Assignment to Natural Persons. No such assignment shall be made to a natural Person.

(c) Assignment to Affiliated Lenders.

(1) In addition to the other rights provided in this Section 10.6 and notwithstanding anything to the contrary in this Agreement, each Lender may assign all or a portion of its Loans to any Person who, after giving effect to such assignment, would be an Affiliated Lender or (if such Loans are immediately cancelled) the Borrower (without the consent of any Person but subject to acknowledgment by the Administrative Agent (which acknowledgment shall be provided promptly after request therefor)); provided, however that

(A) except as previously disclosed in writing to the Administrative Agent and the Lenders, each such Person represents and warrants as of the date of any assignment to such Person pursuant to this Section 10.6(c), that such Person does not have any material non-public information with respect to any Loan Party or any of their respective securities that both (1) has not been disclosed to the assigning Lender (other than because such assigning Lender does not wish to receive material non-public information with respect to any Loan Party or any of their respective securities) prior to such date and (2) could reasonably be expected to have a material effect upon, or otherwise by material, to a Lender’s decision to assign Loans to such Person;

(B) the assigning Lender and such Person purchasing such Lender’s Loans shall execute and deliver to the Administrative Agent an assignment agreement in a form reasonably satisfactory to the Administrative Agent; and

(C) in the case of an assignment to an Affiliated Lender, at the time of such assignment and after giving effect to such assignment, the aggregate principal amount of the Loans held by all Affiliated Lenders taken as a whole shall not exceed 10% of the aggregate principal amount of the Loans outstanding under this Agreement at any time.

(ii) Notwithstanding anything to the contrary in this Agreement, no Affiliated Lender shall have any right to (A) in its role as a Lender, attend (including by telephone) any meeting or discussions (or portion thereof) among any agent or any Lender to which representatives of the Loan Parties are not invited or (B) receive any information or material prepared by any agent or any Lender or any communication by or among any agent and/or one or more Lenders, except to the extent such information or materials have been made available to any Loan Party or any representative of any Loan Party.

(iii) Notwithstanding anything in Section 10.1 or the definition of “Required Lenders” to the contrary, Affiliated Lenders shall not be permitted to vote on any amendment, modification, waiver, consent or other action with respect to any Loan Document; provided, however that no such amendment, modification, waiver, consent or other action shall deprive such Affiliated Lender of its pro rata share of any payments to which such Affiliated Lender is entitled under the Loan Documents without such Affiliated Lender providing its consent; provided, further, that such Affiliated Lender’s sole right to approve any amendment, modification, waiver or consent shall be limited to any amendment, modification, waiver or consent that is of the type described in clauses (ii), (iii), (iv), (vi) (regarding the right to receive payment) and (vii) of Section 10.1(b) to the extent that such Affiliated Lender is affected thereby and which, that by its terms, does not treat the Affiliated Lender on the same or better terms than any other Lender; and in furtherance of the foregoing, the Affiliated Lender agrees to execute and deliver to the Administrative Agent any instrument reasonably requested by the Administrative Agent to evidence the voting of its interest as a Lender in accordance with the provisions of this Section 10.6(c).

(iv) Each Affiliated Lender, solely in its capacity as a Lender, hereby agrees that, if any Loan Party shall be subject to any insolvency proceeding, (A) such Affiliated Lender (in its capacity as such) shall not take any step or action in such insolvency proceeding to object to, impede, or delay the exercise of any right or the taking of any action by the Administrative Agent (or the taking of any action by a third party that is supported by the Administrative Agent) in relation to such Affiliated Lender’s claim with respect to its Loans (a “Claim”) (including, without limitation, objecting to any debtor in possession financing, use of cash collateral, grant of adequate protection, sale or disposition, compromise, or plan of reorganization) so long as such Affiliated Lender is treated in connection with such exercise or action on the same or better terms as the other Lenders, (B) with respect to any matter requiring the vote of Lenders during the pendency of an insolvency proceeding (including, without limitation, voting on any plan of reorganization pursuant to 11 U.S.C. §1126), the Loans held by such Affiliated Lender (and any Claim with respect thereto) shall be deemed assigned for all purposes to the Administrative Agent which shall cast such vote in the same proportion, for and against, as the votes of Lenders who are not Affiliated Lenders, and (C) such Affiliated Lender shall otherwise give or refrain from giving any consent in any such insolvency proceeding at the direction of the Required Lenders. For the avoidance of doubt, the Lenders and each Affiliated Lender agree and acknowledge that the provisions set forth in this clause (iv), and any related provisions set forth in any related assignment agreement, constitute a “subordination agreement” as such term is contemplated by, and utilized in, Section 510(a) of the Bankruptcy Code, and, as such, would be enforceable for all purposes in any case where a Loan Party has filed for protection under the Bankruptcy Code.

(d) Nothing contained in this section shall prevent or prohibit any Lender from assigning or pledging all or any portion of its Loans and Note to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by such Federal Reserve Bank or to any central bank having jurisdiction over such Lender or to one of its Affiliates or as otherwise required by applicable Law; provided, however that no such assignment or pledge shall relieve such Lender from its obligations hereunder.

(e) By executing and delivering an Assignment and Acceptance, each assignee Lender thereunder will be confirming to and agreeing with the Borrower, the Administrative Agents and each other Lender hereunder that such assignee understands and agrees to the terms hereof, including Article IX hereof.

(f) Subject to acceptance thereof by the Administrative Agent pursuant to paragraph (b)(ii) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 10.4 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (a) of this Section.

Section 10.7 Confidentiality. Each Lender Party agrees that it will follow its customary procedures to keep confidential any proprietary information given to it by any Restricted Person, provided, however, that this restriction shall not apply to information which (a) has at the time in question entered the public domain, (b) is required to be disclosed by Law (whether valid or invalid) of any Tribunal or is disclosed pursuant to Section 10.17, (c) is disclosed to any Lender Party’s Affiliates, auditors, attorneys, agents or to any credit insurance provider relating to the Borrower and its obligations, (d) is furnished to any other Lender Party or to any purchaser or prospective purchaser of participations or other interests in any Loan or Loan Document or to any direct, indirect, actual or prospective counterparty (and its advisor) to any swap, derivative or securitization transaction related to the obligations under this Agreement; provided, however that each such purchaser, prospective purchaser, counterparty or prospective counterparty first agrees to hold such information in confidence on the terms provided in this section), (e) is furnished to S&P or Moody’s or any similar organization or any nationally recognized rating agency in connection with ratings issued with respect to such Lender Party or with respect to any Restricted Person, or (f) is disclosed in the course of enforcing its rights and remedies during the existence of an Event of Default; provided, however that this obligation of confidence shall not apply to, and each of the Administrative Agent and the other Lender Parties (and each Person employed or retained by them who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans) may disclose to any Tribunal, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and the other Loan Documents, and all materials of any kind (including opinions or other tax analyses) related thereto that are or have been provided to the Administrative Agent or such Lender Party relating to such tax treatment or tax structure.

Section 10.8 Governing Law; Submission to Process.

(a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Except to the extent that the law of another jurisdiction is expressly elected in a Loan Document, the Loan Documents shall be deemed contracts and instruments made under and governed by the laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York). In any legal proceeding relating to the Loan Documents or the Obligations, each of the parties hereto hereby irrevocably submits itself to the exclusive jurisdiction of the state and federal courts for the Southern District of New York sitting in New York County, Borough of Manhattan and agrees and consents that service of process may be made upon it in any legal proceeding relating to the Loan Documents or the Obligations by any means allowed under applicable Law; provided, however that nothing contained herein or in any other Loan Document will prevent any Lender, the 1.5 Lien Collateral Agent or the Administrative Agent from bringing any action to enforce any award or judgment or exercise any right under the Loan Documents against any Collateral or any other property of any Loan Party in any other forum in which jurisdiction can be established.

(b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM OR THAT SUCH COURT LACKS PERSONAL JURISDICTION OVER THE BORROWER.

Section 10.9 Limitation on Interest. Lender Parties, Restricted Persons and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable Law from time to time in effect. Neither any Restricted Person nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable Law from time to time in effect, and the provisions of this Section 10.9 shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. Lender Parties expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) any Lender or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Lender’s or holder’s option, promptly returned to the Borrower or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, Lender Parties and Restricted Persons (and any other payors thereof) shall to the greatest extent permitted under applicable Law, characterize any non-principal payment as an expense, fee or premium rather than as interest, exclude voluntary prepayments and the effects thereof, and amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law.

Section 10.10 Termination. In its sole and absolute discretion the Borrower may at any time that no Obligations are owing elect in a written notice delivered to the Administrative Agent to terminate this Agreement. Upon receipt by the Administrative Agent of such a notice, if no Obligations are then owing, this Agreement and all other Loan Documents shall thereupon be terminated and the parties thereto released from all prospective obligations thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Restricted Person in any Loan Document, any Obligations under any of Sections 3.2 or 3.3, and any obligations which any Person may have to indemnify or compensate any Lender Party shall survive any termination of this Agreement or any other Loan Document. At the request and expense of the Borrower, the Administrative Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the Loan Documents. The Administrative Agent is hereby authorized to execute all such instruments on behalf of all Lenders, without the joinder of or further action by any Lender.

Section 10.11 Severability. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable all other terms and provisions of the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

Section 10.12 Counterparts; Electronic Execution of Assignments. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance or Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 10.13 Waiver of Jury Trial, Punitive Damages, etc.. The Borrower and each Lender Party hereby knowingly, voluntarily, intentionally, and irrevocably (a) waives, to the maximum extent not prohibited by Law, any right it may have to a trial by jury in respect of any litigation based hereon, or directly or indirectly at any time arising out of, under or in connection with the Loan Documents or any transaction contemplated thereby or associated therewith, before or after maturity; (b) waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any such litigation any “Special Damages”, as defined below, (c) certifies that no party hereto nor any representative or agent or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers, and (d) acknowledges that it has been induced to enter into this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this section. As used in this section, “Special Damages” includes all special, consequential, exemplary, or punitive damages (regardless of how named), but does not include any payments or funds which any party hereto has expressly promised to pay or deliver to any other party hereto.

Section 10.14 Release of Collateral; Collateral Matters.

(a) Notwithstanding anything to the contrary in the Security Documents, the Lender Parties irrevocably authorize the 1.5 Lien Collateral Agent, at its option and in its discretion to (A) release Collateral from the Lien and security interest created by the Security Documents to secure the Loans and other Obligations at any time or from time to time in accordance with the provisions of the Intercreditor Agreements or as provided hereby and (B) subordinate any Lien on any Excluded Assets or any other property granted to or held by the 1.5 Lien Collateral Agent under any Loan Document to the holder of any Permitted Lien. Upon request by the 1.5 Lien Collateral Agent, at any time, the Lenders will confirm in writing the 1.5 Lien Collateral Agent’s authority to release particular types or items of Collateral or subordinate any Lien pursuant to this Section 10.14. The applicable property and assets included in the Collateral shall be automatically released from the Liens securing the Loans, and the applicable Guarantor shall be automatically released from its obligations under this Agreement and the Security Documents, under any one or more of the following circumstances or any applicable circumstance as provided in the Intercreditor Agreements or the Security Documents:

(i) upon the Security Termination;

(ii) as to any Collateral of the Borrower or a Guarantor that is sold, transferred or otherwise disposed of by the Borrower or any Guarantor to a Person that is not (either before or after such sale, transfer or disposition) the Borrower or a Restricted Subsidiary of the Borrower in a transaction or other circumstance that does not violate Section 6.10 and is permitted by all of the other Loan Documents, at the time of such sale, transfer or other disposition or to the extent of the interest sold, transferred or otherwise disposed of; provided, however that the 1.5 Lien Collateral Agent’s Liens upon the Collateral will not be released if the sale or disposition is subject to Section 7.1;

(iii) as provided in Section 10.1(b); and

(iv) with respect to the assets of any Guarantor, at the time that such Guarantor is released from its Guarantee of the Obligations pursuant to Section 10.15.

In connection with any termination or release pursuant to this Section 10.14 or a release of a Guarantee pursuant to Section 10.15, the 1.5 Lien Collateral Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release (including UCC termination statements), and will duly assign and transfer to such Loan Party, such of the Collateral that may be in the possession of the 1.5 Lien Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement or the Security Documents. Any execution and delivery of documents pursuant to this Section 10.14 shall be without recourse to or warranty by the 1.5 Lien Collateral Agent. In connection with any release pursuant to this Section 10.14 or 10.15, the Loan Party shall be permitted to take any action in connection therewith consistent with such release including the filing of UCC termination statements. Upon the receipt of any necessary or proper instruments of termination, satisfaction or release prepared by the Borrower, the 1.5 Lien Collateral Agent shall execute, deliver or acknowledge such instruments or releases to evidence the release of any Collateral permitted to be released pursuant to this Agreement or the Security Documents.

(b) Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, in no event is any Building or Mobile Home included in the definition of “Mortgaged Properties” or the definition of “Collateral” and no Building or Mobile Home is hereby encumbered by any security interest or lien granted pursuant to this Agreement or any other Loan Document. As used herein, “Flood Insurance Regulations” means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

Section 10.15 Release of Guarantee. Each Subsidiary’s Guarantee of the Obligations shall be automatically released upon:

(a) any sale or other disposition of all or substantially all of the assets of that Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) the Borrower or a Restricted Subsidiary of the Borrower, if the sale or other disposition does not violate Section 6.10;

(b) any sale or other disposition of the Capital Stock of such Guarantor to a Person that is not (either before or after giving effect to such transaction) the Borrower or a Restricted Subsidiary of the Borrower, if the sale or other disposition does not violate Section 6.10 and the Guarantor ceases to be a Subsidiary of the Borrower as a result of such sales or disposition;

(c) designation of such Guarantor as an Unrestricted Subsidiary in accordance with the applicable provisions of this Agreement;

(d) liquidation or dissolution of such Guarantor, provided no Default or Event of Default has occurred and is continuing; or

(e) the time such Guarantor is no longer required to be a Guarantor of the Obligations as described below under Section 6.14, provided no Default or Event of Default has occurred and is continuing.

Section 10.16 USA Patriot Act Notice. The Administrative Agent hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower and its Subsidiaries, which includes the names and addresses of the Borrower and its Subsidiaries and other information that will allow the Administrative Agent to identify the Borrower and its Subsidiaries and partners in accordance with the Patriot Act. This notice is given in accordance with the requirements of the Patriot Act and is effective as to the Administrative Agent and each Lender Party.

Section 10.17 Posting of Approved Electronic Communications.

(a) In addition to providing the Administrative Agent with all originals or copies of all Communications (as defined below) in the manner specified by Section 10.3, the Borrower hereby also agrees, unless directed otherwise by the Administrative Agent or unless the electronic mail address referred to below has not been provided by the Administrative Agent to the Borrower, that it will, or will cause its Subsidiaries to, provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent or to the Lender Parties pursuant to the Loan Documents, including all notices, requests, financial statements, financial and other reports, certificates and other information materials (all such communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium that is properly identified in a format acceptable to the Administrative Agent to an electronic mail address as directed by the Administrative Agent.

(b) The Borrower further agrees that (i) the Administrative Agent may make the Communications available to the Lender Parties by posting the Communications on Intralinks or a substantially similar electronic transmission system (the “Electronic Platform”) and (ii) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that (A) all Communications that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (B) by marking

Communications “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and each Lender Party to treat such Communications as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Restricted Persons or their securities for purposes of United States Federal and state securities laws; (C) all Communications marked “PUBLIC” are permitted to be made available through a portion of the Electronic Platform designated “Public Investor” or other similar designation; and (D) the Administrative Agent shall be entitled to treat any Communications that are not marked “PUBLIC” as being suitable only for posting on a portion of the Electronic Platform not designated “Public Investor” or otherwise not designated as public.

(c) THE ELECTRONIC PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE LENDER PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE LENDER PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE ELECTRONIC PLATFORM. IN NO EVENT SHALL THE LENDER PARTIES HAVE ANY LIABILITY TO ANY RESTRICTED PERSON, ANY OTHER LENDER PARTY OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY RESTRICTED PERSON’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY LENDER PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH LENDER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

(d) The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth herein shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender Party agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Electronic Platform shall constitute effective delivery of the Communications to such Lender Party for purposes of the Loan Documents. Each Lender Party agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender Party’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

(e) Nothing herein shall prejudice the right of the Administrative Agent or any Lender Party to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

Section 10.18 OTHER LIENS ON COLLATERAL; TERMS OF INTERCREDITOR AGREEMENTS; ETC.

(a) EACH LENDER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT LIENS SHALL BE CREATED ON THE COLLATERAL PURSUANT TO THE SECURITY DOCUMENTS, WHICH LIENS SHALL BE SUBJECT TO TERMS AND CONDITIONS OF THE INTERCREDITOR AGREEMENTS. PURSUANT TO THE EXPRESS TERMS OF THE INTERCREDITOR AGREEMENTS, IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENTS AND ANY OF THE LOAN DOCUMENTS, THE PROVISIONS OF THE APPLICABLE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SENIOR LIEN INTERCREDITOR AGREEMENT AND THE SECOND LIEN INTERCREDITOR AGREEMENT, THE SENIOR LIEN INTERCREDITOR AGREEMENT SHALL CONTROL.

(b) EACH LENDER HEREBY (I) AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT TO ENTER INTO EACH OF THE INTERCREDITOR AGREEMENTS ON BEHALF OF THE LENDERS, AND TO TAKE OR CAUSE ONE OR MORE SUBAGENTS TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT OR SUCH SUBAGENT IN ACCORDANCE WITH THE TERMS OF THE INTERCREDITOR AGREEMENTS (II) AUTHORIZES THE ADMINISTRATIVE AGENT TO APPOINT THE 1.5 SUB-AGENT AS ITS SUBAGENT TO ACT FOR IT AS PRIORITY LIEN AGENT FOR SUCH LENDER UNDER THE SECOND LIEN INTERCREDITOR AGREEMENT (III) ACKNOWLEDGES THAT THE 1.5 SUB-AGENT IS ALSO ACTING AS PRIORITY LIEN AGENT UNDER THE SECOND LIEN INTERCREDITOR AGREEMENT FOR THE PRIORITY LIEN SECURED PARTIES (AS THAT TERM IS DEFINED IN THE SENIOR LIEN INTERCREDITOR AGREEMENT) AND (IV) CONSENTS TO THE PRIORITY LIEN AGENT’S SERVING IN SUCH CAPACITIES AND AGREES NOT TO ASSERT ANY CLAIM (INCLUDING AS A RESULT OF ANY CONFLICT OF INTEREST) AGAINST THE PRIORITY LIEN AGENT ARISING FROM ITS ACTIONS OR INACTIONS IN SUCH CAPACITIES SO LONG AS SUCH ACTIONS OR INACTIONS ARE CONSISTENT WITH THE SENIOR INTERCREDITOR AGREEMENT AND THE SECOND LIEN INTERCREDITOR AGREEMENT OR OTHERWISE DO NOT CONSTITUTE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

(c) THE PROVISIONS OF THIS SECTION 10.18 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE INTERCREDITOR AGREEMENTS. REFERENCE MUST BE MADE TO EACH OF THE INTERCREDITOR AGREEMENTS ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE INTERCREDITOR AGREEMENTS AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE INTERCREDITOR AGREEMENTS.

Section 10.19 Post-Closing Obligations. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the parties hereto acknowledge and agree that the Borrower shall deliver, or cause one or more Guarantors to deliver to the Administrative Agent the following items within 15 days after the Closing Date (as such date may be extended by an additional 15 days (with respect to a given action or actions) at the reasonable discretion of the Administrative Agent):

(a) fully executed counterparts of any Mortgages not yet delivered (in sufficient counterparts for the prompt recordation in each jurisdiction in which the Mortgaged Property subject to such Mortgage is located) and to the extent requested by the Administrative Agent, corresponding UCC fixture filings or as-extracted collateral filings (or, if UCC fixture filings and as-extracted collateral filings are not available in the applicable jurisdiction, equivalent filings as available in such jurisdiction), and any similar filings as shall be required by local law, in form and substance reasonably satisfactory to the Administrative Agent, which Mortgages, UCC fixture filings or as-extracted collateral filings (or, in the case of UCC fixture filings and as-extracted collateral filings, any other equivalent filings, as available in each applicable jurisdiction) or other similar filings shall cover each Mortgaged Property, together with evidence reasonably satisfactory to the Administrative Agent that such Mortgages, UCC fixture filings or as-extracted collateral filings (or, in the case of UCC fixture filings and as-extracted collateral filings, any other equivalent filings, as available in each applicable jurisdiction) or similar filings have been delivered to the Persons responsible for recording or filing, as applicable, of such Mortgages, UCC fixture filings, as-extracted collateral filings, equivalent filings or similar filings, as the case may be;

(b) title information and lien searches with respect to the Mortgaged Properties, as requested by the Administrative Agent;

(c) legal opinions addressed to the Lender Parties from (1) local counsel, covering, without limitation, the enforceability of each Mortgage under the laws of the jurisdiction in which the Mortgaged Property subject to such Mortgage is located, the creation of valid mortgage Liens on such Mortgaged Property under the laws of the jurisdiction in which the Mortgaged Property subject to such Mortgage is located and other matters customarily addressed in legal opinions of local counsel with respect to the Mortgages, and (2) outside counsel to the Borrower of national standing, covering, without limitation, the due authorization, execution and delivery of the Mortgages with respect to Delaware and Texas laws, in each case, in form and substance substantially equivalent to the opinions previously delivered to the Administrative Agent pursuant to Section 4.1; and

(d) any deposit account control agreements required to perfect the Liens in the deposit accounts of the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Backstop Lender.

Section 10.20 Additional Indebtedness. In connection with the incurrence by any Loan Party or any Subsidiary thereof of any Priority Lien Obligations, Second Lien Obligations or Junior Lien Obligations permitted to be incurred pursuant to the terms hereof and of any other then outstanding Priority Lien Documents, Loan Documents, Second Lien Documents and Junior Lien Documents, each of the Administrative Agent and the 1.5 Lien Collateral Agent agree to execute and deliver any necessary supplements, joinders or confirmations to the Intercreditor Agreements and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to any Security Document (including but not limited to any Mortgages and UCC fixture filings), and to make or consent to any filings or take any other actions in connection therewith, as may be reasonably deemed by the Borrower to be necessary or reasonably desirable for any Lien on the assets of any Loan Party permitted to secure such Indebtedness to become a valid, perfected lien (with such priority as may be designated by the relevant Loan Party or Subsidiary, to the extent such priority is permitted by the Loan Documents) pursuant to the Security Document being so amended, amended and restated, restated, waived, supplemented or otherwise modified or otherwise.

Section 10.21 Set off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, after the occurrence and during the continuance of any Event of Default each Lender Party is hereby authorized by each Loan Party at any time or from time to time subject to the consent of the Administrative Agent and the Required Lenders (such consent not to be unreasonably withheld or delayed), without notice to any Loan Party or to any other Person (other than the Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender Party to or for the credit or the account of any Loan Party against and on account of the obligations and liabilities of any Loan Party to such Lender Party hereunder, including all claims of any nature or description arising out of or connected hereto, irrespective of whether or not (a) such Lender Party shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to Section 2.

Section 10.22 Acknowledgment and Consent to Bail-In of EEA Financial Institution. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(1) a reduction in full or in part or cancellation of any such liability;

(2) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(3) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

W&T OFFSHORE, INC.
as the Borrower

By:	/s/ John D. Gibbons
	Name:	John D. Gibbons
	Title:	Senior Vice President and Chief Financial Officer

Franklin Custodian Funds - Franklin Income Fund, as Lender

By:	/s/ Ed Perks
	Name:	Ed Perks
	Title:	EVP

CORTLAND CAPITAL MARKET SERVICES LLC
as Administrative Agent and 1.5 Lien Collateral Agent

By:	/s/ Emily Ergang Pappas
	Name:	Emily Ergang Pappas
	Title:	Associate Counsel

SCHEDULE 1

DISCLOSURE SCHEDULE

ITEM 5.6.	No Material Adverse Change regarding Financial Statements

ITEM 5.7.	Liabilities, Obligations and Restrictions

ITEM 5.9.	Litigation Matters

ITEM 5.10	Extraordinary Events, Labor Disputes and Acts of God

ITEM 5.11.	ERISA Plans and Liabilities

ITEM 5.12.	Environmental Matters

ITEM 5.13.	Names and Places of Business and State of Incorporation or Formation

ITEM 5.14.	Subsidiaries

ITEM 5.20.	Hedging Transactions

Sch 1-1

ITEM 5.6

No Material Adverse Change regarding Financial Statements

None.

Item 5.6 - 1

ITEM 5.7

Liabilities, Obligations and Restrictions

None.

Item 5.7 - 1

ITEM 5.9

Litigation Matters

None.

Item 5.9 - 1

ITEM 5.10

Extraordinary Events, Labor Disputes and Acts of God

None.

Item 5.10 - 1

ITEM 5.11

ERISA Plans and Liabilities

None.

Item 5.11 - 1

ITEM 5.12

Environmental Matters

None.

Item 5.12 - 1

ITEM 5.13

Names and Places of Business and State of Incorporation or Formation

1.	Name of Restricted Party: W&T Offshore, Inc.

a.	State of Formation: Texas

b.	Other names used in preceding five years:

i.	Successor by merger with Offshore Energy I LLC, a Delaware limited liability company

ii.	Successor by merger with Offshore Energy II LLC, a Delaware limited liability company

iii.	Successor by merger with Offshore Energy III LLC, a Delaware limited liability company

iv.	Successor by merger with Gulf of Mexico Oil and Gas Properties LLC, a Delaware limited liability company

v.	Successor by merger with Offshore Shelf LLC, a Delaware limited liability company

c.	Prior Chief Executive Office or Principal Place of Business in the preceding five years:

i.	None.

d.	Other Offices and Places of Business:

i.	1100 Poydras, Suite 1100, New Orleans, Louisiana, 70163

ii.	13700 Dauphin Island Pkwy, Coden, Alabama 36523

2.	Name of Restricted Party: W & T Energy VI, LLC

a.	State of Formation: Delaware

b.	Other names used in preceding five years:

i.	None.

c.	Prior Chief Executive Office or Principal Place of Business in the preceding five years:

i.	None.

Item 5.13 - 1

d.	Other Offices and Places of Business:

i.	None.

3.	Name of Restricted Party: W & T Energy VII, LLC

a.	State of Formation: Delaware

b.	Other names used in preceding five years:

i.	None.

c.	Prior Chief Executive Office or Principal Place of Business in the preceding five years:

i.	None.

d.	Other Offices and Places of Business:

i.	None.

Item 5.13 - 2

ITEM 5.14

Subsidiaries

1. W & T Energy VI, LLC, a Delaware limited liability company (Guarantor, 100% owned by the Borrower).

2. W & T Energy VII, LLC, a Delaware limited liability company (Guarantor, 100% owned by the Borrower).

3. White Shoal Pipeline Corporation, a Delaware corporation (not a Guarantor, 74.3% owned by the Borrower).

Item 5.14 - 1

ITEM 5.20

Hedging Transactions

Summary:

Crude Oil: Two-way collars, Priced off WTI (NYMEX)
		Notional Quantity (Bbls/day)	Notional Quantity (Bbls)	Weighted Average Contract Price
Termination Period				Put Option (Bought)	Call Option (Sold)
2016:	3rd Quarter	5,000	460,000	$40.00	$81.47
	4th Quarter	5,000	460,000	40.00	81.47

Natural Gas: Three-way collars, Priced off Henry Hub (NYMEX)
		Notional Quantity (MMBTUs/day)	Notional Quantity (MMBTUs)	Weighted Average Contract Price
Termination Period				Put Option (Bought)	Call Option (Sold)	Call Option (Bought)
2016:	3rd Quarter	40,000	2,440,000	$2.25	$3.50	$3.77
	4th Quarter	40,000	3,680,000	2.25	3.50	3.77

All counterparties are lenders under the Credit Agreement

No credit support agreements have been entered into with any of the counterparties

No margins are required or supplied with any counterparty

Oil Contracts per Counterparty:

Priced off WTI (NYMEX)
		Oil Contracts
Seller: Citi		Put (bought)		Call (sold)
Termination Period		Notional Quantity (Bbls)	Weighted Average Contract Price	Notional Quantity (Bbls)	Weighted Average Contract Price
2016:	3rd Quarter	92,000	40.00	92,000	81.80
	4th Quarter	92,000	40.00	92,000	81.80

		184,000	$40.00	184,000	$81.80

Item 5.20 - 1

Priced off WTI (NYMEX)
		Oil Contracts
Seller: Goldman Sachs		Put (bought)		Call (sold)
Termination Period		Notional Quantity (Bbls)	Weighted Average Contract Price	Notional Quantity (Bbls)	Weighted Average Contract Price
2016:	3rd Quarter	92,000	40.00	92,000	81.00
	4th Quarter	92,000	40.00	92,000	81.00

		184,000	$40.00	184,000	$81.00

Priced off WTI (NYMEX)
		Oil Contracts
Seller: Scotia Bank		Put (bought)		Call (sold)
Termination Period		Notional Quantity (Bbls)	Weighted Average Contract Price	Notional Quantity (Bbls)	Weighted Average Contract Price
2016:	3rd Quarter	92,000	40.00	92,000	81.03
	4th Quarter	92,000	40.00	92,000	81.03

		184,000	$40.00	184,000	$81.03

Item 5.20 - 2

Priced off WTI (NYMEX)
		Oil Contracts
Seller: Toronto Dominion		Put (bought)		Call (sold)
Termination Period		Notional Quantity (Bbls)	Weighted Average Contract Price	Notional Quantity (Bbls)	Weighted Average Contract Price
2016:	3rd Quarter	184,000	40.00	184,000	81.75
	4th Quarter	184,000	40.00	184,000	81.75

		368,000	$40.00	368,000	$81.75

Natural Gas Contracts per Counterparty:

Priced off WTI (NYMEX Henry Hub)
		Natural Gas Contracts
Seller: Morgan Stanley		Put (bought)		Call (sold)		Call (Bought)
Ref: F16579208-1, _184-1			Weighted		Weighted		Weighted
Termination Period		Notional Quantity (MMBtu)	Average Contract Price	Notional Quantity (MMBtu)	Average Contract Price	Notional Quantity (MMBtu)	Average Contract Price
2016:	3rd Quarter	610,000	2.25	610,000	3.50	610,000	3.74
	4th Quarter	920,000	2.25	920,000	3.50	920,000	3.74

		1,530,000	$2.25	1,530,000	$3.50	1,530,000	$3.74

Priced off WTI (NYMEX Henry Hub)
		Natural Gas Contracts
Seller: Natixis		Put (bought)		Call (sold)		Call (Bought)
Ref: 160103212, 214, 217			Weighted		Weighted		Weighted
Termination Period		Notional Quantity (MMBtu)	Average Contract Price	Notional Quantity (MMBtu)	Average Contract Price	Notional Quantity (MMBtu)	Average Contract Price
2016:	3rd Quarter	610,000	2.25	610,000	3.50	610,000	3.80
	4th Quarter	920,000	2.25	920,000	3.50	920,000	3.80

		1,530,000	$2.25	1,530,000	$3.50	1,530,000	$3.80

Item 5.20 - 3

Priced off WTI (NYMEX Henry Hub)
		Natural Gas Contracts
Seller: Toronto Dominion		Put (bought)		Call (sold)		Call (Bought)
Ref: 476459, 461, 462			Weighted		Weighted		Weighted
Termination Period		Notional Quantity (MMBtu)	Average Contract Price	Notional Quantity (MMBtu)	Average Contract Price	Notional Quantity (MMBtu)	Average Contract Price
2016:	3rd Quarter	610,000	2.25	610,000	3.50	610,000	3.75
	4th Quarter	920,000	2.25	920,000	3.50	920,000	3.75

		1,530,000	$2.25	1,530,000	$3.50	1,530,000	$3.75

Priced off WTI (NYMEX Henry Hub)
		Natural Gas Contracts
Seller: ABN - AMBRO		Put (bought)		Call (sold)		Call (Bought)
Ref: 13741337-39 13741345-47		Notional Quantity (MMBtu)	Weighted Average Contract Price	Notional Quantity (MMBtu)	Weighted Average Contract Price	Notional Quantity (MMBtu)	Weighted Average Contract Price
Termination Period
2016:	3rd Quarter	610,000	2.25	610,000	3.50	610,000	3.78
	4th Quarter	920,000	2.25	920,000	3.50	920,000	3.78

		1,530,000	$2.25	1,530,000	$3.50	1,530,000	$3.78

For natural gas, contracts close one month ahead of production, i.e July contracts closed last week of June

Item 5.20 - 4

SCHEDULE 2

SECURITY SCHEDULE

1.	Security Agreement, Pledge and Irrevocable Proxy, dated as of September 7, 2016, from W&T Offshore, Inc. (the “Borrower”) in favor of Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent for the benefit of the Lenders (the “1.5 Lien Collateral Agent”).

2.	Security Agreement, Pledge and Irrevocable Proxy, dated as of September 7, 2016, from W & T Energy VI, LLC and W & T Energy VII, LLC (each a “Guarantor”, and together the “Guarantors”) in favor of the 1.5 Lien Collateral Agent.

3.	Guaranty, dated as of September 7, 2016, from W & T Energy VI, LLC in favor of the Administrative Agent and each of the other Lender Parties.

4.	Guaranty, dated as of September 7, 2016, from W & T Energy VII, LLC in favor of the Administrative Agent and each of the other Lender Parties.

5.	Intercreditor Agreement, dated as of May 11, 2015, by and among the Existing RCF Agent, as the original priority lien agent, the Administrative Agent as a New Representative, Morgan Stanley Senior Funding, Inc., as the original second lien collateral trustee and Wilmington Trust, N.A. as a New Representative.

6.	Intercreditor Agreement, dated as of September 7, 2016, between the Existing RCF Agent, as the original priority lien agent, and the 1.5 Lien Collateral Agent, as the original 1.5 lien agent.

Sch 2-1

SCHEDULE 3

NOTICE SCHEDULE

Administrative Agent:

Cortland Capital Market Services LLC

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

Attention: Ryan Morick and Legal Department

Email: ryan.morick@cortlandglobal.com and legal@cortlandglobal.com

Fax: 312-376-0751

1.5 Lien Collateral Agent:

Cortland Capital Market Services LLC

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

Attention: Ryan Morick and Legal Department

Email: ryan.morick@cortlandglobal.com and legal@cortlandglobal.com

Fax: 312-376-0751

Lender:

Franklin Advisors, Inc.

One Franklin Parkway, Suite 2100

San Mateo, CA 94403

Sch 3-1

SCHEDULE 4

MORTGAGED PROPERTIES

[to be attached]

Sch 4-1

W & T Offshore, Inc. and W & T Energy VI, LLC

Mortgagor	Block	Area	Addition	Adjacent State	OCS	Effective Date	Interest Type	Description	WI%	NRI%	Acres
W&T Offshore Inc.	2	East Cameron		Cameron, Louisiana	SL 18121	7/1/2013	Record Title

Portion of Tract 36235 - Portion of Blocks 2 and 3, East Cameron Area, Revised, Cameron Parish, Louisiana. The beds and bottoms of all water bodies belonging to the State of Louisiana located in that portion of Blocks 2 and 3, East Cameron Area, Revised, together with any present lands formed by accretion to the shoreline, located in Cameron Parish, Louisiana, and not presently under mineral lease on May 12, 2004, the geographical area of which is more fully described as follows: Beginning at a point on the North line of Block 2, East Cameron Area, Revised, also being the Northeast corner of State Lease No. 16475 having Coordinates of X =1,471,141.95 and Y = 374,758.05; thence East 600.00 feet to the North line of said Block 2 to a point having Coordinates of X = 1,471,741.95 and Y = 374,758.05; thence South 3,884.61 feet to a point having Coordinates of X = 1,471,741.95 and Y = 370,873.44; thence West 4,333.94 feet to a point on the East boundary of said State Lease No. 16475 having Coordinates of X = 1,467,408.01 and Y = 370,873.44; thence North 43 degrees 52 minutes 01 seconds East 5,388.18 feet on the East boundary of said State Lease No. 16475 to the point of beginning, containing approximately 220.00 acres, all as more particularly outlined on a plat in the Office of Mineral Resources, Department of Natural Resources.

									42.52	36.08491	220
W&T Offshore, Inc.	321	East Cameron	South	Cameron, Louisiana	G02061	2/1/1971	Record Title	All of Block 321, East Cameron Area	100	83.333	5,000
W&T Offshore, Inc.	331	East Cameron		Cameron Parish, Louisiana	G08658	8/1/1987	ORRI	All of Block 331, East Cameron Area,	0	1.3333	5,000

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Offshore, Inc.	331	East Cameron		Cameron, Louisiana	G08658	8/1/1987	ORRI	All of Block 331, East Cameron Area, INSOFAR AND ONLY INSOFAR as said Block covers operating rights from a depth below 100 feet below the stratigraphic equivalent of 12,590 feet MD being the deepest depth drilled in the FMI OCS-G 8658 No. 2 Well to 100,000 feet TVD.	0	1.3333	5,000
W&T Offshore, Inc.	338	East Cameron	South	Cameron, Louisiana	G02063	2/1/1971	Record Title	All of Block, EC 338	71.8306	59.85886	5,000
W&T Offshore, Inc.	338	East Cameron	South	Cameron, Louisiana	G02063	2/1/1971	Operating Rights	All of Block 338, East Cameron Area, from the surface to 7,274’ TVDSS	71.8306	59.85886	5,000.02
W&T Offshore, Inc.	338	East Cameron	South	Cameron, Louisiana	G02063	2/1/1971	Operating Rights	All of Block 338, East Cameron Area, from 7,274’ TVDSS to 99,999’ TVDSS	71.8306	59.85886	5,000.02
W&T Offshore, Inc.	349	East Cameron		Cameron, Louisiana	G14385	5/1/1994	Operating Rights	All of Block 349, East Cameron Area, INSOFAR AS Lease covers operating rights from surface down to stratigraphic equivalent of the deepest productive reservoir discovered in the field, which is defined as the base of the Lentic Sand as seen in the OCS-G 15157 No. A-5 on the CDR TVD Log at 9,296’ TVD.	75	62.5	5,000
W&T Offshore, Inc.	349	East Cameron		Cameron, Louisiana	G14385	5/1/1994	Operating Rights	All of Block 349, East Cameron Area, INSOFAR AS Lease covers operating rights below the stratigraphic equivalent of the deepest productive reservoir discovered in the field, which is defined as the base of the Lentic Sand as seen in the OCS-G 157157 A-5 Well No. A-5, on the CDR TVD at 9,296’ TVD.	37.5	37.5	5,000

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Offshore, Inc.	204	Eugene Island	Terrebonne and St. Mary, Louisiana	00804	5/1/1960	UNIT Operating Rights	All of Block 204, Eugene Island Area, as to depths below 15,891’ TVDDS	100		5,000
W&T Offshore, Inc.	205	Eugene Island	Terrebonne and St. Mary, Louisiana	00805	5/1/1960	UNIT Operating Rights	All of Block 205, Eugene Island Area, as to depths below 15,891’ TVDSS	100		5,000
W&T Offshore, Inc.	206	Eugene Island	Terrebonne and St. Mary, Louisiana	00806	5/1/1960	UNIT Operating Rights	All of Block 206, Eugene Island Area, as to depths below 15,891’ TVDSS	100		5,000
W&T Offshore, Inc.	218	Eugene Island	Terrebonne and St. Mary, Louisiana	00807	5/1/1960	UNIT Operating Rights	W1/2 of Block 218, Eugene Island Area,, as to depths below 15,891’ TVDSS	100		5,000
W&T Offshore, Inc.	219	Eugene Island	Terrebonne and St. Mary, Louisiana	00808	5/1/1960	UNIT Operating Rights	All of Block 219, Eugene Island Area, below the base of base of the VAL. “HA No. 2 Sand as seen in the Eugene Island E-1 Well at 5,600’, measured depth	100		5,000
W&T Offshore, Inc.	219	Eugene Island	Terrebonne and St. Mary, Louisiana	00808	5/1/1960	UNIT Operating Rights	All of Block 219, Eugene Island Area, as to depths below 15,891’ TVDSS	100		5,000
W&T Offshore, Inc.	954	Ewing Bank	Terrebonne and Lafourche, Louisiana	G13081	7/1/1991	Contractual Operating Rights	All of Block 954, Ewing Bank, from surface down to 12,447’ SSTVD	50	41.67	5,760.00
W&T Offshore, Inc.	988	Ewing Bank	Terrebonne and Lafourche, Louisiana	G05809	7/1/1983	ORRI	All of Blocks 944 and 988, Ewing Bank Area	0	1.188863	5,000
W&T Offshore Inc.	988	Ewing Bank	Terrebonne and Lafourche, Louisiana	G05809	7/1/1983	Operating Rights	S1/2S1/2 of Block 988, Ewing Bank Area from 17,000’ TVDSS down to 25,000’ TVDSS.	26.6667		1,435.66

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Offshore Inc.	988	Ewing Bank		Terrebonne and Lafourche, Louisiana	G05809	7/1/1983	Operating Rights	S1/2S1/2 of Block 988, Ewing Bank Area from 25,000’ TVDSS down to 99,999’ TVDSS.	26.6667		1,435.66
W&T Offshore Inc.	988	Ewing Bank		Terrebonne and Lafourche, Louisiana	G05809	7/1/1983	Operating Rights	All of Block 944, Ewing Bank Area from surface down to 99,999’ TVDSS and N/2; N2/S/2 of Block 988, Ewing Bank Area from surface down to 99,999’ TVDSS.	26.6667		407.54
W&T Offshore Inc.	385	Garden Banks		Cameron and Vermilion, Louisiana	G17358	11/1/1996	ORRI	All of Block 385, Garden Banks	0	0.5	5,760
W&T Offshore, Inc.	386	Garden Banks		Cameron and Vermilion, Louisiana	G10350	10/1/1988	ORRI	All of Block 386, Garden Banks	0	0.5	5,760
W&T Offshore, Inc.	108	Grand Isle		Lafourche and Jefferson, Louisiana	G32231	6/1/2008	Record Title	All of Block 108, Grand Isle	100	81.25	4,539.89
W&T Offshore, Inc.	18	Green Canyon		Terrebonne and Lafourche, Louisiana	G04940	12/1/1981	Operating Rights	All of Block 18, Green Canyon, from 17,000’ TVDSS down to 25,000’ TVDSS	25.36		5,760
W&T Offshore, Inc.	18	Green Canyon		Terrebonne and Lafourche, Louisiana	G04940	12/1/1981	Operating Rights	All of Block 18, Green Canyon, from 25,000’ TVDSS down to 99,999 TVDSS	25.36		5,760
W&T Offshore, Inc.	69	Main Pass	South	Plaquemines and St. Bernard, Louisiana	00372	8/5/1947	Operating Rights	Block 69, Main Pass Area, INSOFAR AND ONLY INSOFAR as the lease covers and affects operating rights in depths below a TVD of 9,000’ below the earth’s surface.	64	56	1,074.60
W&T Offshore, Inc.	69	Main Pass	South	Plaquemines and St. Bernard, Louisiana	00372	8/5/1947	Record Title	That portion of Block 69, Main Pass Area	100	87.5	1,074.60

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Offshore, Inc.	98	Main Pass		Plaquemines and St. Bernard, Louisiana	G27965	7/1/2006	Record Title	S1/2 of Block 98, Main Pass Area	100	71.16666	2,497.28
W&T Offshore, Inc.	98	Main Pass		Plaquemines and St. Bernard, Louisiana	G27965	7/1/2006	Record Title	N1/2 of Block 98, Main Pass Area	100	71.16666	2,497.28
W&T Offshore, Inc.	107	Main Pass		Plaquemines and St. Bernard, Louisiana	G18088	8/1/1997	Record Title	NW1/4NE1/4NE1/4; NE1/4NW1/4NE1/4; W1/2W1/2E1/2; W1/2 of Block 107, Main Pass Area	33.3334	27.77783	3,277.67
W&T Offshore, Inc.	107	Main Pass		Plaquemines and St. Bernard, Louisiana	G18088	8/1/1997	Operating Rights	NW1/4NE1/4NE1/4; NE1/4NW1/4NE1/4; W1/2W1/2E1/2; and the W1/2 of Block 107, Main Pass Area, including depths from the surface to 100’ below the stratigraphic equivalent of the base of the 11,600’ sand as seen in the MP 107 OCS-G 18088 #1 Well at 11,630’ MD	33.3334	27.77783	3,277.67
W&T Offshore, Inc.	180	Main Pass		Plaquemines and St. Bernard, Louisiana	G27966	7/1/2006	Record Title	All of Block 180, Main Pass Area	100	80.33333	4,994.55
W&T Offshore, Inc.	279	Main Pass		Plaquemines and St. Bernard, Louisiana	G26168	7/1/2004	Record Title	All of Block 279, Main Pass Area	88.5	73.95	4,994.55
W&T Offshore, Inc.	283	Main Pass	South and East	Plaquemines and St. Bernard, Louisiana	G13662	9/1/1992	Record Title	All of Block 283, Main Pass Area	100	83.33	4,560.81
W&T Offshore, Inc.	283	Main Pass	South and East	Plaquemines and St. Bernard, Louisiana	G13662	9/1/1992	Operating Rights	All of Block 283, Main Pass Area, from 0’ to 99,999’ TVD	100	83.33	4,560.83

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Offshore, Inc.	800	Mississippi Canyon		Plaquemines and Jefferson, Louisiana	G18292	7/1/1997	Record Title	All of Block 800, Mississippi Canyon	57.5	58.35	5,760
W&T Offshore, Inc.	177	Ship Shoal		Terrebonne and St. Mary, Louisiana	00590	9/1/1955	Record Title	All of Block 177, Ship Shoal Area	75	62.5	5,000
W&T Offshore, Inc.	186	Ship Shoal		Terrebonne and St. Mary, Louisiana	G32197	8/1/2008	Record Title	All of Block 186, Ship Shoal Area	40	40.2	5,000
W&T Offshore, Inc.	186	Ship Shoal		Terrebonne and St. Mary, Louisiana	G32197	8/1/2008	Operating Rights	All of Block 186, Ship Shoal Area, from 18,000’ TVDSS to 99,999’ TVDSS	40	40.2	5,000
W&T Offshore, Inc.	214	Ship Shoal		Terrebonne and St. Mary, Louisiana	00828	5/1/1960	Record Title	All of Block 214, Ship Shoal Area	64.5161	53.76344	5,000
W&T Offshore, Inc.	214	Ship Shoal		Terrebonne and St. Mary, Louisiana	00828	5/1/1960	Operating Rights	N/2NE/4, N/2S/2NE/4, SE/4SE/4SE/4, SW/4SE/4SE/4, E/2NE/4SE/4, and NW/4NE/4SE/4 of Block 214, Ship Shoal Area from 12,087’ TVD to 50,000’ TVD	86.4536	77.23835	5,000
W&T Offshore, Inc.	301	Ship Shoal		Terrebonne and St. Mary, Louisiana	G10794	5/1/1989	Record Title	All of Block 301, Ship Shoal Area	3.005		5,000
W&T Offshore, Inc.	314	Ship Shoal	South	Terrebonne and St. Mary, Louisiana	G26074	5/1/2004	Operating Rights	W1/2W1/2 of Block 314, Ship Shoal Area, INSOFAR AND ONLY INSOFAR as it covers rights from surface to 10,750’ TVD	100	83.333	1,250
W&T Offshore, Inc.	315	Ship Shoal	South	Terrebonne and St. Mary, Louisiana	G09631	6/1/1988	Record Title	All of Block 315, Ship Shoal Area	75	56.25	5,000

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Offshore, Inc.	349	Ship Shoal	Terrebonne and St. Mary, Louisiana	G12008	6/1/1990	Record Title	All of Block 349, Ship Shoal Area	100	83.333	5,000
W&T Offshore, Inc.	359	Ship Shoal	Terrebonne and St. Mary, Louisiana	G12010	6/1/1990	Record Title	All of Block 359, Ship Shoal Area	100	83.333	5,000
W&T Offshore, Inc.	238	Ship Shoal	Terrebonne and St. Mary, Louisiana	G03169	7/1/1975	Record Title	All of Block 238, Ship Shoal Area	65.5		5,000
W&T Offshore, Inc.	149	Ship Shoal	Terrebonne and St. Mary, Louisiana	00434	1/1/1955	Record Title	All of Block 149, Ship Shoal Area, as shown on OCS Leasing Map, LA5	100		5,000
W&T Offshore, Inc.	149	Ship Shoal	Terrebonne and St. Mary, Louisiana	00434	1/1/1955	Operating Rights	NE1/4NE1/4;N1/2NW1/4NE1/4; N1/2SE1/4NE1/4; SE1/4SE1/4NE1/4 of Block 149, Ship Shoal Area	87.5		5,000
W&T Offshore, Inc.	149	Ship Shoal	Terrebonne and St. Mary, Louisiana	00434	1/1/1955	Operating Rights	SW1/4NW1/4NE1/4; SW1/4NE1/4; SW1/4SE1/4NE1/4; W1/2; SE1/4 of Block 149, Ship Shoal Area below 9,000’	87.5		5,000
W&T Offshore, Inc.	130	Ship Shoal	Terrebonne and St. Mary, Louisiana	00453	1/1/1955	Record Title	All of Block 130, Ship Shoal Area, as shown on OCS Louisiana Leasing Map, LA5	100		5,000

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Offshore, Inc.	130	Ship Shoal	Terrebonne and St. Mary, Louisiana	00453	1/1/1955	Operating Rights	S1/2S1/2SE/14; SE1/4SE1/4SW1/4; NE1/4SE/14SW1/4; N1/2S1/2SE/14; SE1/4NW1/4SE1/4; SW1/4NW1/4SE1/4; SW1/4NE1/4SE1/4; SE1/4NE1/4SW1/4 of Block 130, Ship Shoal Area	100		5,000
W&T Offshore, Inc.	130	Ship Shoal	Terrebonne and St. Mary, Louisiana	00453	1/1/1955	Operating Rights	W1/2SW1/4SW1/4 of Block 130, Ship Shoal Area, INSOFAR AND ONLY INSOFAR AS to those depths from 8,5000’ down to 9,7500’.	100		5,000
W&T Offshore, Inc.	23	South Timbalier	Terrebonne and Lafourche, Louisiana	00386	4/25/1947	Operating Rights	All of the N1/2 of Block 23, South Timbalier Area, INSOFAR AND ONLY INSOFAR AS said operating rights cover and affect the SE1/4NW1/4NW1/4 of said South Timbalier Block 23, and then only as to depths from the stratigraphic equivalent of 7,492 feet MD to the stratigraphic equivalent of 8,108 feet MD, as encountered in the well named W & T Offshore, Inc. OCS- 0386 No. SD 17ST.	50	41	78.12
W&T Offshore, Inc.	23	South Timbalier	Terrebonne and Lafourche, Louisiana	00386	4/25/1947	Contractual Interest		30	26.12874
W&T Offshore, Inc.	23	South Timbalier	Terrebonne and Lafourche, Louisiana	00386	4/25/1947	Contractual Interest		65	56.61227
W&T Offshore, Inc.	23	South Timbalier	Terrebonne and Lafourche, Louisiana	00386	4/25/1947	Contractual Interest		30	26.12874
W&T Offshore, Inc.	23	South Timbalier	Terrebonne and Lafourche, Louisiana	00386	4/25/1947	Contractual Interest		30	26.12874

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Offshore, Inc.	2	Bay Marchand			00370	3/15/1948	NA
W&T Offshore, Inc.	148	South Timbalier	South	Terrebonne and Lafourche, Louisiana	G01960	2/1/1970	Record Title	E1/2 of Block 148, South Timbalier Area	3.55		2,500
W&T Offshore, Inc.	148	South Timbalier	South	Terrebonne and Lafourche, Louisiana	G01960	2/1/1970	Operating Rights	W1/2SE1/4;NW1/4SE1/4SE1/4;S1/2SE1 /4SE1/4;SW1/4 NE1/4SE1/4 of Block 148, South Timbalier Area, from the surface to 25,000’ subsurface	3.55		938
W&T Offshore, Inc.	148	South Timbalier	South	Terrebonne and Lafourche, Louisiana	G01960	2/1/1970	Operating Rights	NE1/4; N1/2NE1/4SE1/4; SE1/4NE1/4SE1/4; AND NE1/4SE1/4SE1/4 of Block 148, South Timbalier Area, from 17,777’ SSTVD to 99,999’ SSTVD	3.55	33.625	1,563
W&T Offshore, Inc.	229	South Timbalier		Terrebonne and Lafourche, Louisiana	G13938	7/1/1993	Record Title	All of Block 229, South Timbalier Area	100	83.3333	2,148.46
W&T Offshore, Inc.	229	South Timbalier		Terrebonne and Lafourche, Louisiana	G13938	7/1/1993	Operating Rights	All of Block 229, South Timbalier Area, INSOFAR AND ONLY INSOFAR as the lease covers all depths below TVD of 9,000’	33.34	27.782	2,148.47
W&T Offshore, Inc.	230	South Timbalier		Terrebonne and Lafourche, Louisiana	G27169	6/1/2005	Record title	All of Block 230, South Timbalier Area	100	83.3333	2,148.46
W&T Offshore, Inc.	315	South Timbalier		Terrebonne and Lafourche, Louisiana	G23946	7/1/2002	Record Title	All of Block 315, South Timbalier Area,	50	39.04167	4,457.74
W&T Offshore, Inc.	316	South Timbalier		Terrebonne and Lafourche, Louisiana	G22762	6/1/2001	Record Title	All of Block 316, South Timbalier Area	40	31.23333	4,434.96

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Offshore, Inc.	316	South Timbalier		Terrebonne and Lafourche, Louisiana	G22762	6/1/2001	Operating Rights	All of Block 316, South Timbalier Area, from 12,520’ SSTVD to 99,999’ SSTVD	40	31.23333	4,434.96
W&T Offshore, Inc.	279	Vermilion	South and East	Cameron and Vermilion, Louisiana	G11881	5/1/1990	Operating Rights	All of Block 279, Vermilion Area, South Addition, INSOFAR AND ONLY INSOFAR AS said lease covers rights from the surface down to 100’ below the stratigraphic equivalent of 12,013’ MD/11,219’ TVD as found in the W&T OCS-G 11881 No. 1 Well Sidetrack No. 1.	50		5,000
W&T Offshore, Inc.	149	West Cameron		Cameron, Louisiana	00253	6/10/1947	Operating Rights	NE1/4 of Block 149, West Cameron Area, from the surface to 10,697’ TVD	75	55.875	4,434.96
W&T Offshore, Inc.	661	West Cameron	South	Cameron, Louisiana	G16224	8/1/1996	ORRI	All of Block 661, West Cameron Area, South Addition, from the surface down to and including the stratigraphic equivalent of 4,502 feet, being 100 feet below the depth drilled and logged in the Tarpon Operating & Development, L.L.C. OCS-G NO. 1 Well.	0	8.3334% BPO ORRI 10% APO1 ORRI 12% APO2 ORRI	5,000
W&T Offshore, Inc.	72	West Delta		Jefferson, Plaquemines, and St. Bernard, Louisiana	G01082	6/1/1962	Operating Rights	Block 72, West Delta Area, INSOFAR AS same pertains to the N1/2NE1/4 from the surface down to and including the stratigraphic equivalent of 100 feet beneath the total depth of 3,105 feet TVD drilled in the Burlington Resources Offshore, Inc. OCS-G 15363 #1 Well located in West Delta Block 65.	100	83.33333	625
W&T Offshore, Inc.	72	West Delta		Jefferson, Plaquemines, and St. Bernard, Louisiana	G01082	6/1/1962	Operating Rights	Block 72, West Delta Area, INSOFAR AS the N1/2S1/2 from the surface down to and including 12,013’ TVDSS	50	41.66665	1,250

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Offshore, Inc.	29	West Delta		Jefferson, Plaquemines, and St. Bernard, Louisiana	00385	6/19/1947	Operating Rights	SW1/4NW1/4SW1/4 of West Delta Black 29, limited as to depths from the surface down to and including the stratigraphic equivalent of 10,650’ MD which is 100’ below the deepest depth drilled in Assignee’s earning well, the W&T Offshore, Inc. 0385 No. C-10 API No. 17194067200S01	75		5,000
W&T Offshore, Inc.	29	West Delta		Jefferson, Plaquemines, and St. Bernard, Louisiana	00385	6/19/1947	Operating Rights	SE1/4NE1/4SW1/4 of said West Delta Block 29 limited as to depths from the surface down to and including 11,798’ TVD, such last mentioned depth being 100’ below the deepest depth drilled in Assignor’s earning well, the OCS 0385 CC-31 (ST-1)	100		5,000
W&T Offshore, Inc.	29	West Delta		Jefferson, Plaquemines, and St. Bernard, Louisiana	00385	6/19/1947	Operating Rights	SE1/4SW1/4SW1/4 of Block 29, West Delta Area, INSOFAR AND ONLY INSOFAR AS to depth from the surface to and including 8,216’ MD, which is 100’ below the deepest depth drilled in Assignor’s earning well, the W & T Offshore, Inc. OCS 0385 No. CC-29 ST-3, API No. 17719011503S01.	37.5		5,000
W&T Offshore, Inc.	778, 822	Mobile Bay		Mobile and Baldwin, Alabama	G05056	4/1/1982	Record Title	That portion of block 822, Mobile Area	12.5	10.41667	5,585.08
W&T Offshore, Inc.	778, 822	Mobile Bay		Mobile and Baldwin, Alabama	G05056	4/1/1982	Operating Rights	Portion of Blocks 778 and 822, Mobile Area, INSOFAR AND ONLY INSOFAR as said operating rights cover from the surface to 3000 feet subsea	12.5	10.41667	5,323.58
W&T Offshore, Inc.	734	Viosca Knoll	South	Mobile and Baldwin, Alabama	G13672	8/1/1992	Record Title	All of Block 734, Viosca Knoll	100	83.333	4,195.78

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Offshore, Inc.	734	Viosca Knoll	South	Mobile and Baldwin, Alabama	G13672	8/1/1992	Operating Rights	W1/2W1/2W1/2 of Block 734, Viosca Knoll, from 0’ to 99,999’ TVD.	75	62.4975	534.92
W&T Offshore, Inc.	24L	High Island		Chambers and Jefferson, Texas	SL M-106410	5/1/2006	Record Title	S1/2SW1/4 of Tract 24L	25	19.25	720
W&T Offshore, Inc.	24L	High Island		Chambers and Jefferson, Texas	SL M-107044	10/3/2006	Record Title	N1/2SW1/4 of Tract 24L	25	19.25	720
W&T Offshore, Inc.	397	High Island		Chambers and Jefferson, Texas	G13809	12/1/1992	UNIT Record Title	S1/2 of Block A-397, High Island Area, East Addition, South Extension of Block A397, High Island Area, East Addition, South Extension	50		5,760
W&T Offshore, Inc.	397	High Island		Chambers and Jefferson, Texas	G13809	12/1/1992	UNIT Record Title	N1/2 of Block A-397, High Island Area, East Addition, South Extension of Block A397, High Island Area, East Addition, South Extension	100		5,760
W&T Offshore, Inc.	385	High Island		Chambers and Jefferson, Texas	G10311	11/1/1988	UNIT Record Title	All of Block A385, High Island Area, East Addition, South Extension, as shown on OCS Texas Leasing Map, TX7C	100		5,760
W&T Offshore, Inc.	384	High Island		Chambers and Jefferson, Texas	G03316	4/1/1976	UNIT Record Title	All of Block A 384, High Island Area, East Addition, South Extension, as shown on OCS Texas Leasing Map, TX7C	100		5,760
W&T Offshore, Inc.	379	High Island		Chambers and Jefferson, Texas	G13808	12/1/1992	UNIT Record Title	All of Block A 379, High Island Area, East Addition, South Extension, as shown on OCS Texas Leasing Map, TX7C	100		5,760

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Offshore, Inc.	378	High Island	Chambers and Jefferson, Texas	G13807	12/1/1992	UNIT Record Title	All of Block A 378, High Island Area, East Addition, South Extension, as shown on OCS Texas Leasing Map, TX7C	100		5,760
W&T Offshore, Inc.	22	High Island	Chambers and Jefferson, Texas	G05006	4/1/1982	Record Title	That portion of Block 22, High Island Area, Texas Map No. 7, seaward of the Three Marine League Line.	100		1,735
W&T Energy VI, LLC	9	Atwater Valley	Plaquemines, Louisiana	G32555	8/1/2008	Record Title	All of Block 9, Atwater Valley	16.66		5,760
W&T Energy VI, LLC	186	Atwater Valley	Plaquemines, Louisiana	G32567	8/1/2008	Record Title	All of Block 186, Atwater Valley	40		5,760
W&T Energy VI, LLC	401	Atwater Valley	Plaquemines, Louisiana	G31798	3/1/2008	Record Title	All of Block 401, Atwater Valley	25		5,760
W&T Energy VI, LLC	574	Atwater Valley	Plaquemines and Jefferson, Louisiana	G08035	8/1/1985	Record Title	All of Block 574, Atwater Valley	20	17.5	5,760
W&T Energy VI, LLC	575	Atwater Valley	Plaquemines and Jefferson, Louisiana	G08036	8/1/1985	Record Title	All of Block 575, Atwater Valley	20	17.5	5,760
W&T Energy VI, LLC	618	Atwater Valley	Plaquemines and Jefferson, Louisiana	G08038	7/1/1985	Record Title	All of Block 618, Atwater Valley	20	17.5	5,760
W&T Energy VI, LLC	910	Ewing Bank	Terrebonne and Lafourche, Louisiana	G13079	7/1/1991	Record Title	All of Block 910, Ewing Bank	100	83.33	1,391.68
W&T Energy VI, LLC	910	Ewing Bank	Terrebonne and Lafourche, Louisiana	G13079	7/1/1991	Contractual Operating Rights	All of Block 910, Ewing Bank, from 12,447’ down to 99,999’ SSTVD.	50	41.67	1,391.68

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	954	Ewing Bank	Terrebonne and Lafourche, Louisiana	G13081	7/1/1991	Record Title	All of Block 954, Ewing Bank	50	41.67	5,760.00
W&T Energy VI, LLC	954	Ewing Bank	Terrebonne and Lafourche, Louisiana	G13081	7/1/1991	Contractual Operating Rights	All of Block 954, Ewing Bank, from surface down to 12,447’ SSTVD	50	41.67	5,760.00
W&T Energy VI, LLC	1006	Ewing Bank	Terrebonne and Lafourche, Louisiana	G10968	6/1/1989	Record Title	All of Block, EW 1006	66.66	58.3275	5,760
W&T Energy VI, LLC	1006	Ewing Bank	Terrebonne and Lafourche, Louisiana	G10968	6/1/1989	Operating Rights	All of Block 1006, Ewing Bank, INSOFAR AND ONLY INSOFAR as said operating rights cover those depths in the stratigraphic equivalent of the productive interval in the Ewing Bank OCS-G 10968 No. 2 Well from 11,128 to 11,380 MD of Block 1006, limited to the SE1/4; E1/2E1/2SW1/4; E1/2SE1/4NW1/4; SW1/4NE1/4	33.33		5,760
W&T Energy VI, LLC	1006	Ewing Bank	Terrebonne and Lafourche, Louisiana	G10968	6/1/1989	ORRI	All of Block 1006, Ewing Bank, INSOFAR AND ONLY INSOFAR as said operating rights cover those depths in the stratigraphic equivalent of the productive interval in the Ewing Bank OCS-G 10968 No. 2 Well from 11,128 to 11,380 MD of Block 1006, limited to the SE1/4; E1/2E1/2SW1/4; E1/2SE1/4NW1/4; SW1/4NE1/4	0	6.666667
W&T Energy VI, LLC	258	Garden Banks	Cameron and Vermilion, Louisiana	G27632	1/1/2006	Record Title	All of Block 258, Garden Banks	100	81.5	5,760

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	258	Garden Banks	Cameron and Vermilion, Louisiana	G27632	1/1/2006	Operating Rights	All of Block 258, Garden Banks, INSOFAR AND ONLY INSOFAR as said lease covers those depths from the surface to the stratigraphic equivalent of the top of salt of 24,000’ SS TVD	43.75	38.65625	5,760
W&T Energy VI, LLC	339	Garden Banks	Cameron and Vermilion, Louisiana	G25673	11/1/2003	Record Title	All of Block 339, Garden Banks	25	22.5	5,760
W&T Energy VI, LLC	244	Green Canyon	Terrebonne and Lafourche, Louisiana	G11043	5/1/1989	ORRI	All of Block 244, Green Canyon	0	6.25	5,760
W&T Energy VI, LLC	328	Green Canyon	Terrebonne and Lafourche, Louisiana	G31714	3/1/2008	Record Title	All of Block 328, Green Canyon	12.5		5,760
W&T Energy VI, LLC	451	Green Canyon	Terrebonne and St. Mary, Louisiana	G32509	7/1/2008	Record Title	All of Block 451, Green Canyon	84		5,760
W&T Energy VI, LLC	613	Green Canyon	Terrebonne, Lafourche and Jefferson, Louisiana	G23655	2/22/2007	RUE	Right of Use and Easement, Green Canyon 613, Platform ID 1799, OCS-G 23655 A (Neptune TLP)	20	NA

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	613	Green Canyon	Terrebonne, Lafourche and Jefferson, Louisiana	G28365	2/22/2007	RUE	Segment 15924 & 15972 (umbilical). Lease term to Right of Way conversion to create a 200’ wide R/O/W and operate and maintain existing pipeline and associated umbilical: an 8 5/8” pipeline (south), 10.66 miles in length, to transport bulk oil from the south plet in Atwater Area Block 575, through Atwater Valley 574, 618, 617 & 573, to Platform A, (Neptune TLP) located in Green Canyon 613. An existing 7” hydraulic umbilical (south), 7.76 miles in length, from Platform A (Neptune TLP) Green Canyon 613, through Atwater Valley 573, to UTA CI in Atwater Valley Area Block 574.	20	NA
W&T Energy VI, LLC	119	Keathley Canyon	Cameron and Vermilion, Louisiana	G32600	7/1/2008	Record Title	All of Block 119, Keathley Canyon	65		5,148.71
W&T Energy VI, LLC	252	Keathley Canyon	Cameron and Vermilion, Louisiana	G32615	7/1/2008	Record Title	All of Block 252, Keathley Canyon	20		5,760
W&T Energy VI, LLC	108	Main Pass	Plaquemines and St. Bernard, Louisiana	G04832	9/1/1981	Record Title	All of Block 108, Main Pass Area	100	83.33333	4,994.55
W&T Energy VI, LLC	108	Main Pass	Plaquemines and St. Bernard, Louisiana	G04832	9/1/1981	Operating Rights	NE1/4NE1/4 of Block 108, Main Pass Area, from the surface of the earth down to a depth of 100’ below the stratigraphic equivalent of a true vertical depth of 13,418’ as measured in the LLOG Exploration Offshore, Inc. OCS-G 4832 No. 6 Well	100	83.33333	312.16
W&T Energy VI, LLC	108	Main Pass	Plaquemines and St. Bernard, Louisiana	G04832	9/1/1981	Operating Rights	S1/2 of Block 108, Main Pass Area, and limited to those depths from the surface of the earth down to 19,392’ MD / 15,909’ TVD	75	62.5	2,497.29

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	109	Main Pass	Plaquemines and St. Bernard, Louisiana	G22794	5/1/2001	Record Title	All of Block 109, Main Pass Area	100		4994.55
W&T Energy VI, LLC	109	Main Pass	Plaquemines and St. Bernard, Louisiana	G22794	5/1/2001	Operating Rights	SW1/4 NW1/4; NW1/4 SE1/4 NW1/4 AND SW1/4 NE1/4 NW1/4 of Block 109, Main Pass Area, from the surface of the earth down to a depth of 100’ below the stratigraphic equivalent of a true vertical depth of 4,622 feet as measured in the LLOG Exploration Offshore, Inc. OCS-G 22794, No. 1 Well	66.67	53.475	468.24
W&T Energy VI, LLC	109	Main Pass	Plaquemines and St. Bernard, Louisiana	G22794	5/1/2001	Operating Rights	N1/2 NE1/4; NW1/4 SW1/4 NE1/4; NE1/4 SE1/4 NW1/4 and SE1/4 NE1/4 NW1/4 of Block 109, Main Pass Area, from the surface of the earth down to a depth of 100’ below the stratigraphic equivalent of a true vertical depth of 9,937 feet as measured in the LLOG Exploration Offshore, Inc. OCS-G 22794, No. 2 Well (Currently named the D-1 Well)	66.67	53.475	858.44
W&T Energy VI, LLC	252	Main Pass	Plaquemines and St. Bernard, Louisiana	G23628	8/1/2011	RUE	Right of Use and Easement, Main Pass 252, Platform A and Platform B, Platform ID 23839, OCS-G 23628	100	NA

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	252	Main Pass	Plaquemines and St. Bernard, Louisiana	14026	6/4/1993	Destination Point of ROW	Segment 9910. Pipeline R-O-W 200 feet in width, for the installation, operation, and maintenance of a 4 1/2 inch pipeline and control umbilical, 12.21 miles in length, for transport of bulk gas from Shell Offshore Inc.‘s Well No. 4 in Block 783, across Blocks 739, 740 and 696 in the Viosca Knoll Area, and across Block 257 and 256, to Shell Offshore Inc.‘s Platform A in Block 252, in the Main Pass Area. OCS-G 14026 (Segment 9910).	100	NA
W&T Energy VI, LLC	252	Main Pass	Plaquemines and St. Bernard, Louisiana	14027	6/4/1993	Destination Point of ROW	Segment 9911. Pipeline R-O-W 200 feet in width, for the installation, operation, and maintenance of a 4 1/2 inch pipeline, 12.21 miles in length, for annulus service from Shell Offshore Inc.‘s Well No. 4 in Block 783, across Blocks 739, 740 and 696 in Viosca Knoll Area, across Blocks 257 and 256, to Shell Offshore Inc.‘s Platform A in Block 252, In the Main Pass Area. OCS-G 14027 (Segment 9911).	100	NA

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	252	Main Pass	Plaquemines and St. Bernard, Louisiana	16017	6/28/1996	Destination Point ROW	Segment 9911. Pipeline R-O-W 200 feet in width, for the installation, operation, and maintenance of a 4 1/2 inch pipeline, 11.68 miles in length, for annulus service from Shell Offshore Inc.’s Well No. 4 in Block 783, across Blocks 739, 740 and 696 in Viosca Knoll Area, across Blocks 257 and 256, to Shell Offshore Inc.’s Platform A in Block 252, in the Main Pass Area. OCS-G 14027 (Segment 9911).	100	NA
W&T Energy VI, LLC	252	Main Pass	Plaquemines and St. Bernard, Louisiana	16018	6/28/1996	Destination Point ROW	Segment 10951. Pipeline R-O-W 200 feet in width and 10.19 miles in length, for the installation, operation, and maintenance of a 6 5/8 inch pipeline (west flow line) to transport bulk gas from Shell Offshore Inc.’s Subsea Well No. 1 in Block 828, through the pipeline connection skid in Block 828, across Blocks 784, 740, and 696, Viosca Knoll Area; across Block 256 to Platform B in Block 252, Main Pass Area. OCS-G 16018 (Segment 10951).	100	NA
W&T Energy VI, LLC	252	Main Pass	Plaquemines and St. Bernard, Louisiana	28377	10/4/20017	Destination Point ROW	Segments 17209 and 17210. Pipeline R-O-W 200 feet in width, for a 6 5/8 inch pipeline, 10.34 miles in length, and an associated 3.08 inch umbilical, 11.58 miles in length, to transport bulk gas from a sled in Viosca Knoll Area Block 783, through Viosca Knoll Area Blocks 739, 740 and 696, through Blocks 257 and 256 in Main Pass Area, South and East Addition, to Platform B in Main Pass Area, South and East Addition. OCS-G 28377 (Segments 17209 & 17210).	100	NA

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	252	Main Pass	Plaquemines and St. Bernard, Louisiana	28377	9/17/2007	Destination Point ROW	Segment 17267. Pipeline R-O-W, 200 feet in width, for a 6 5/8 inch bi-directional service and bulk gas pipeline (west flow line, previous pipeline Segment No. 11192, ROW OCS-G 17031) extending from Shell Offshore Inc.’s Subsea Well A-1 in Block 783, through the A-1 and A-2 pipeline connection skid in Block 783, across Blocks 739,740 and 696, Viosca Knoll Area; across Block 256, to Platform B in Block 252, Main Pass Area. OCS-G 28387. (Segment 17267).	100	NA
W&T Energy VI, LLC	252	Main Pass	Plaquemines and St. Bernard, Louisiana	28388	9/17/2007	Destination Point ROW	Segment 17268. Pipeline R-O-W, 200 feet in width, for a 6 5/8 inch bi-directional service and bulk gas pipeline (east flow line, previous pipeline segment 11193, ROW OCS-G 17032) extending from Shell Offshore Inc.’s Subsea Well A-2 in Block 783, lease OCS-G 6886, through the A-1 and A-2 pipeline connection skid in Block 783, across Blocks 739, 740 and 696, Viosca Knoll Area; across Block 256, to Platform B in Block 252, Main Pass Area. Segment 17268. OCS G-28388.	100	NA

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	252	Main Pass	Plaquemines and St. Bernard, Louisiana	28389	9/17/2007	Destination Point ROW

Segments 17269,17276 AND 17277. Pipeline R-O-W 200 feet in width for a 4 1/2 inch bi-directional service and bulk oil pipeline (west flow line, previous pipeline Segment No. 11194, ROW OCS G-17033) extending from Shell Offshore Inc.’s Subsea Well A-3 in Block 783, through the A-3 pipeline connection skid in Block 783, across Blocks 739, 740, and 696, Viosca Knoll Area, across Block 256 to Platform B in Block 252, Main Pass Area, and two associated electrical/hydraulic and chemical umbilical lines, Segment Nos. 17276 and 17277 (previous Segments No. 11198 and 11199, respectively) from Platform B in Main Pass Area Block 252 to Well No. A3 in Viosca Knoll Area 783. OCS-G 28389. (Segments 17269, 17276 and 17277).

								100	NA
W&T Energy VI, LLC	252	Main Pass	Plaquemines and St. Bernard, Louisiana	28390	9/17/2007	Destination Point ROW	Segment 17270. Pipeline R-O-W 200 feet in width, for a 4 1/2 inch bi-directional service and bulk oil pipeline (east flow line, previous pipeline Segment No. 11195, ROW OCS-G 17034) extending from Shell Offshore Inc.’s Subsea Well A-3 pipeline connection skid in Block 783, across blocks 739, 740 and 696, Viosca Knoll Area, across Block 256, to Platform B in Block 252, Main Pass Area. OCS G-28390. (Segment 17270).	100	NA

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	252	Main Pass	Plaquemines and St. Bernard, Louisiana	28401	10/4/2007	Destination Point ROW	Segment 17287. Pipeline R-O-W 200 feet in width, for a 6 5/8 inch pipeline, 10.34 miles in length to transport bulk gas from a sled in Viosca Knoll Area Block 783, through Viosca Knoll Area Blocks 739, 740 and 696, through Blocks 257 and 256 in Main Pass Area, South and East Addition, to Platform B in Main Pass Area, South and East Addition. OCS G-28401 (Segment 17287).	100	NA
W&T Energy VI, LLC	289	Main Pass	Plaquemines and St. Bernard, Louisiana	G13408	1/17/1992	Destination Point ROW	Segment 9551. Pipeline R-O-W 200 feet in width, for the installation, operation and maintenance of an 8 5/8 inch pipeline, 34.78 miles in length to transport pas and condensate from Shell Offshore Inc.’s Platform A in Block 252, across Blocks 251, 250, 249, 248, 260, 261, 262, 263, 280, 279, 278, 277 and 288, to Shell Offshore Inc.’s Platform C in Block 289, all in the Main Pass Area, South and East Addition. (Bud Pipeline)	100	NA
W&T Energy VI, LLC	150	Mississippi Canyon	Plaquemines and Jefferson, Louisiana	G02642	5/1/1974	Record Title	All of Block 150, Mississippi Canyon	3.75	3.125	5,603
W&T Energy VI, LLC	150	Mississippi Canyon	Plaquemines and Jefferson, Louisiana	G02642	9/1/1978	Unit Interest	This Block is part of MC 150 Federal Unit #891016931	1.16625	0.97187
W&T Energy VI, LLC	194	Mississippi Canyon	Plaquemines and Jefferson, Louisiana	G02638	9/1/1978	Unit Interest	This Block is part of MC 150 Federal Unit #891016931	1.16625	0.97187
W&T Energy VI, LLC	243	Mississippi Canyon	Plaquemines and Jefferson, Louisiana	G19931	6/1/1998	Record Title	All of Block 243, Mississippi Canyon	100	87.5	5,760

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	506	Mississippi Canyon		Plaquemines and Jefferson, Louisiana	G26261	6/1/2004	Record Title	All of Block 506, Mississippi Canyon	50	51	5,760
W&T Energy VI, LLC	538	Mississippi Canyon		Plaquemines and Jefferson, Louisiana	G16614	6/1/1996	Record Title	All of Block 538, Mississippi Canyon	15	15	1,440
W&T Energy VI, LLC	582	Mississippi Canyon	South	Plaquemines and Jefferson, Louisiana	G16623	6/1/1996	Record Title	All of Block 582, Mississippi Canyon	15	15	5,760
W&T Energy VI, LLC	697	Mississippi Canyon		Plaquemines, Jefferson, and St. Bernard, Louisiana	G28021	4/1/2006	Record Title	SE1/4SE1/4; E1/2NE1/4SE1/4 of Block 697, Mississippi Canyon	20	16.7	540
W&T Energy VI, LLC	698	Mississippi Canyon		Plaquemines, Jefferson, and St. Bernard, Louisiana	G28022	7/1/2006	Record Title	All of Block 698, Mississippi Canyon	20	16.7	5,760
W&T Energy VI, LLC	699	Mississippi Canyon		Plaquemines, Jefferson, and St. Bernard, Louisiana	G33169	6/1/2009	Record Title	All of Block 699, Mississippi Canyon	20	16.25	5,760
W&T Energy VI, LLC	738	Mississippi Canyon		Plaquemines, Jefferson, and St. Bernard, Louisiana	G33755	7/1/2010	Record Title	All of Block 738, Mississippi Canyon	20	16.25	5,760
W&T Energy VI, LLC	741	Mississippi Canyon		Plaquemines, Jefferson, and St. Bernard, Louisiana	G31524	1/1/2008	Record Title	NE1/4 of Block 741, Mississippi Canyon	20	15.86667	1,440

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	742	Mississippi Canyon	Plaquemines, Jefferson, and St. Bernard, Louisiana	G32343	9/1/2008	Record Title	NW1/4 of Block 742, Mississippi Canyon	20	15.45	1,440
W&T Energy VI, LLC	782	Mississippi Canyon	Plaquemines, Jefferson, and St. Bernard, Louisiana	G33757	7/1/2010	Record Title	All of Block 782, Mississippi Canyon	20	16.25	5,760
W&T Energy VI, LLC	977	Mississippi Canyon	Plaquemines and Jefferson, Louisiana	G35645	7/1/2015	Record Title	All of Block 977, Mississippi Canyon	16.66		5760
W&T Energy VI, LLC	978	Mississippi Canyon	Plaquemines, Jefferson, St. Bernard, Louisiana	G31535	3/1/2008	Record Title	All of Block 978, Mississippi Canyon	16.66		5760
W&T Energy VI, LLC	993	Mississippi Canyon	Terrebonne and St. Mary, Louisiana	G24134	7/1/2002	Record Title	S1/2 of Block 993, Mississippi Canyon	15		2,880.01
W&T Energy VI, LLC	223	Ship Shoal	Terrebonne, Louisiana	G01526	7/1/1967	Record Title	N1/2NE1/4;SW1/4NE1/4;NW1/4SE1/4N E1/4;NW1/4;N W1/4NW1/4SW1/4	43.3019	36.08491	2,344
W&T Energy VI, LLC	223	Ship Shoal	Terrebonne, Louisiana	G01526	7/1/1967	Record Title	NE1/4SW1/4;NE1/4NW1/4SW1/4;S1/2 NW1/4SW1/4;S1/2SW1/4	52.3979	43.66488	1,171.88
W&T Energy VI, LLC	223	Ship Shoal	Terrebonne, Louisiana	G01526	7/1/1967	Record Title	NE1/4SE1/4NE1/4;S1/2SE1/4NE1/4;SE 1/4	52.3979	43.66488	1,484.38
W&T Energy VI, LLC	223	Ship Shoal	Terrebonne, Louisiana	G01526	7/1/1967	Operating Rights	NE1/4SW1/4;NE1/4NW1/4SW1/4;S1/2 NW1/4SW1/4;S1/2SW1/4 of Block 223, Ship Shoal Area, from the surface down to 11,275’	52.3979	43.66488	1,171.88

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	223	Ship Shoal	Terrebonne, Louisiana	G01526	7/1/1967	Operating Rights	NE1/4SW1/4;NE1/4NW1/4SW1/4;S1/2 NW1/4SW1/4;S1/2SW1/4 of Block 223, Ship Shoal Area, from 11,275’ to 11,873’	54.0164	45.01366	1,171.88
W&T Energy VI, LLC	223	Ship Shoal	Terrebonne, Louisiana	G01526	7/1/1967	Operating Rights	NE1/4SW1/4;NE1/4NW1/4SW1/4;S1/2 NW1/4SW1/4;S1/2SW1/4 of Block 223, Ship Shoal Area, from below 11,873’	43.3019	36.08491	1,171.88
W&T Energy VI, LLC	223	Ship Shoal	Terrebonne, Louisiana	G01526	7/1/1967	Operating Rights	NE1/4SE1/4NE1/4;S1/2SE1/4NE1/4;SE 1/4 surface down to 12,500’	52.3979	47.66488	1,484.38
W&T Energy VI, LLC	223	Ship Shoal	Terrebonne, Louisiana	G01526	7/1/1967		NE1/4SE1/4NE1/4;S1/2SE1/4NE1/4;SE 1/4 below 12,500’	43.3019	36.08491	1,484.38
W&T Energy VI, LLC	224	Ship Shoal	Terrebonne, Louisiana	G01023	6/1/1992	Record Title	SW1/4NE1/4NW1/4;SE1/4NW1/4NW1/ 4;N1/2S1/2NW 1/4;SW1/4SW1/4NW1/4;W1/2NW1/4S W1/4;S1/2SW1/ 4;NE1/4NE1/4SE1/4;W1/2SW1/4SE1/4	40	33.33	1,563
W&T Energy VI, LLC	224	Ship Shoal	Terrebonne, Louisiana	G01023	6/1/1992	Record Title	NE1/4	47.1429	39.28572	1,250
W&T Energy VI, LLC	224	Ship Shoal	Terrebonne, Louisiana	G01023	6/1/1992	Record Title	N1/2N1/2NW1/4;SW1/4NW1/4NW1/4; SE1/4NE1/4NW 1/4	47.1429	39.28572	468.75
W&T Energy VI, LLC	224	Ship Shoal	Terrebonne, Louisiana	G01023	6/1/1992	Record Title	SE1/4SW1/4NW1/4;S1/2SE1/4NW1/4;E 1/2NW1/4SW1 /4;NE1/4SW1/4;NW1/4NW1/4SE1/4	50	41.6667	781.25
W&T Energy VI, LLC	224	Ship Shoal	Terrebonne, Louisiana	G01023	6/1/1992	Record Title	SW1/4NW1/4SE1/4	50	41.6667	78.13
W&T Energy VI, LLC	224	Ship Shoal	Terrebonne, Louisiana	G01023	6/1/1992	Record Title	NW1/4NE1/4SE1/4;NE1/4NW1/4SE1/4	47.1429	39.28572	156.25
W&T Energy VI, LLC	224	Ship Shoal	Terrebonne, Louisiana	G01023	6/1/1992	Record Title	SE1/4NW1/4SE1/4;E1/2SW1/4SE1/4;S1 /2NE1/4SE1/4; SE1/4SE1/4	50	41.6667	703.13
W&T Energy VI, LLC	224	Ship Shoal	Terrebonne, Louisiana	G01023	6/1/1992	Operating Rights	NE1/4 above 12,130’	47.1429	39.28572	1,250

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	224	Ship Shoal		Terrebonne, Louisiana	G01023	6/1/1992	Operating Rights	N1/2N1/2NW1/4;SW1/4NW1/4NW1/4; SE1/4NE1/4NW 1/4 above 11,340’	47.1429	39.28572	468.75
W&T Energy VI, LLC	224	Ship Shoal		Terrebonne, Louisiana	G01023	6/1/1992	Operating Rights	SE1/4SW1/4NW1/4;S1/2SE1/4NW1/4;E 1/2NW1/4SW1 /4;NE1/4SW1/4;NW1/4NW1/4SE1/4 above 11,240’	47.1429	39.28572	781.25
W&T Energy VI, LLC	224	Ship Shoal		Terrebonne, Louisiana	G01023	6/1/1992	Operating Rights	NW1/4NE1/4SE1/4;NE1/4NW1/4SE1/4 above 8,065’	47.1429	39.28572	156.25
W&T Energy VI, LLC	233	Ship Shoal		Terrebonne, Louisiana	G01528	7/1/1967	Record Title	All of Block 233, Ship Shoal Area	66.25	55.2083	5,000
W&T Energy VI, LLC	300	Ship Shoal	South	Terrebonne, Louisiana	G07760	8/1/1985	Record Title	All of Block 300, Ship Shoal Area	75.676	63.03495	5,000
W&T Energy VI, LLC	50	South Pass		Plaquemines and Jefferson, Louisiana	G24282	12/17/2002	Destination Point of ROW	Segment No. 13943, 200 feet in width and 15.81 miles in length, for a 8-5/8” pipeline to transport crude oil from Mississippi Canyon Block 243 Platform A, through Mississippi Canyon Blocks, 198, 154, 153, 152, 151, and 107 to a Subsea tie-in at South Pass Block 50	100	NA
W&T Energy VI, LLC	148	South Timbalier		Terrebonne and Lafourche, Louisiana	G01960	2/1/1970	Record Title	E1/2 of Block 148, South Timbalier Area	40.35	33.625	2,500
W&T Energy VI, LLC	148	South Timbalier		Terrebonne and Lafourche, Louisiana	G01960	2/1/1970	Operating Rights	W1/2SE1/4;NW1/4SE1/4SE1/4;S1/2SE1 /4SE1/4;SW1/4 NE1/4SE1/4 of Block 148, South Timbalier Area, from the surface to 25,000’ subsurface	40.35	33.625	938
W&T Energy VI, LLC	148	South Timbalier		Terrebonne and Lafourche, Louisiana	G01960	2/1/1970	Operating Rights	NE1/4; N1/2NE1/4SE1/4; SE1/4NE1/4SE1/4; AND NE1/4SE1/4SE1/4 of Block 148, South Timbalier Area, from 17,777’ SSTVD to 99,999’ SSTVD	40.35	33.625	1,563

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	205	South Timbalier	Terrebonne and Lafourche, Louisiana	G05612	7/1/1983	Record Title	All of Block 205, South Timbalier and Bay Marchand Areas	25	20.83333	5,000
W&T Energy VI, LLC	205	South Timbalier	Terrebonne and Lafourche, Louisiana	G05612	7/1/1983	Operating Rights	E1/2 NW1/4; NE1/4 SW1/4 from surface down to a depth of 8,500’ TVD.	25	20.83333	937.5
W&T Energy VI, LLC	205	South Timbalier	Terrebonne and Lafourche, Louisiana	G05612	7/1/1983	Operating Rights	N1/2 SW1/4 of Block 205, South Timbalier Area, from 8,500’ TVD down to and including the stratigraphic equivalent of 19,130’ TVD as encountered in the Amerada-Hess-South Timbalier 205 No. G-1 Well (Formerly known as No. 9).	25	20.83333	625
W&T Energy VI, LLC	205	South Timbalier	Terrebonne and Lafourche, Louisiana	G05612	7/1/1983	Operating Rights	SE1/4SW1/4 of Block 205, South Timbalier Area, from 18,640’ TVDSS to 99,999’ TVDSS	25	20.83333	312.5
W&T Energy VI, LLC	205	South Timbalier	Terrebonne and Lafourche, Louisiana	G05612	7/1/1983	ORRI	NE1/4 SW1/4 of Block 205, South Timbalier Area, from surface to the deeper of (I) a subsurface depth of 13,250’ TVD or (II) a depth sufficient to test the stratigraphic equivalent depth of the 13,200’ Sand as seen at a depth of 11,721’ TVD to 11,801’ TVD and the NW/4 SW/4 from a subsurface depth of 8,500’ TVD to the deeper of (I) a subsurface depth of 13,250’ TVD or (II) a depth sufficient to test the stratigraphic equivalent depth of the 13,200’ Sand as seen at a depth of 11,721’ TVD to 11,801’ TVD.	0	1.25
W&T Energy VI, LLC	205	South Timbalier	Terrebonne and Lafourche, Louisiana	G05612	7/1/1983	ORRI	SW1/4 SW1/4 of Block 205, South Timbalier Area, as to depths from the surface of the earth down to and including the subsurface depth of 8,500 feet TVD	0	1.25

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	205	South Timbalier	Terrebonne and Lafourche, Louisiana	G05612	7/1/1983	ORRI	This ORRI is on the G1 & G3 Wells only, covering All of Block 205, South Timbalier Area, INSOFAR AND ONLY INSOFAR as said overriding royalty interest covers the W1/2 W1/2 as to depths from the surface of the earth down to 8,500’ TVD and INSOFAR AND ONLY INSOFAR as said overriding royalty interest covers the NW/4 as to depths of 8,500’ to 19,130’ TVD as encountered in the Amerada Hess-South Timbalier No. 9 Well.	0	2
W&T Energy VI, LLC	320	South Timbalier	Terrebonne and Lafourche, Louisiana	G24990	5/1/2003	Record Title	All of Block 320, South Timbalier Area, South Addition.	50	41.67	5,000.00
W&T Energy VI, LLC	320	South Timbalier	Terrebonne and Lafourche, Louisiana	G24990	5/1/2003	Operating Rights	All of Block 320, South Timbalier Area, South Addition, from surface down to 12,447’ SSTVD	50	41.67	5,000.00
W&T Energy VI, LLC	661	West Cameron	Cameron, Louisiana	G16224	8/1/1996	Record Title	All of Block 661, West Cameron Area	100	83.33333	5,000
W&T Energy VI, LLC	73	West Cameron	Cameron, Louisiana	G23736	7/1/2002	Record Title	All of Block 73, West Cameron Area	30		5,000
W&T Energy VI, LLC	779, 823, 824	Mobile Bay	Mobile and Baldwin, Alabama	G05057	4/1/1982	Record Title	That portion of block 823, OCS Official Protraction Diagram, Mobile NH16-4, which is more than three geographical miles seaward from the low water line off the coast of Mississippi and/or Alabama, MO 823	12.5	10.41667	5,585.08
W&T Energy VI, LLC	779, 823, 824	Mobile Bay	Mobile and Baldwin, Alabama	G05057	4/1/1982	Operating Rights	SE/4SE/4 of Mobile Block 823 and the Federal Portion of SW1/4SW1/4 of Mobile Block 824 from surface down to 3046’ TVD SS	100	76.04167	717.85

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	783	Viosca Knoll		Mobile and Baldwin, Alabama	G06886	6/1/1984	Record Title	All of Block 783, Viosca Knoll	70	61.25	5,760
W&T Energy VI, LLC	784	Viosca Knoll		Mobile and Baldwin, Alabama	G13060	7/1/1991	Record Title	All of Block 784, Viosca Knoll	100	87.5	5,760
W&T Energy VI, LLC	822	Viosca Knoll		Mobile and Baldwin, Alabama	G16549	7/1/1996	Record Title	All of Block 822, Viosca Knoll	64	59.48	5,760
W&T Energy VI, LLC	823	Viosca Knoll		Mobile and Baldwin, Alabama	G10942	7/1/1989	Record Title	All of Block 823, Viosca Knoll	64	59.48	5,760
W&T Energy VI, LLC	871	Viosca Knoll		Mobile and Baldwin, Alabama	G08469	6/1/19986	Record Title	All of Block 871, Viosca Knoll	25		5,760
W&T Energy VI, LLC	A133	Brazos Area	South	Matagorda and Brazoria, Texas	G02665	7/1/1974	Record Title	All of Block A-133, Brazos Area	50	41.6667	5,760
W&T Energy VI, LLC	A133	Brazos Area	South	Matagorda and Brazoria, Texas	G02665	7/1/1974	Operating Rights	SE1/4 of Block A-133, Brazos Area, Limited to depths below the base of the stratigraphic equivalent of the “CM-7G” Sand as seen at 13,840’ MD in the Cities Service Oil and Gas OCS-G 2665 #5 C-2 Well	75	62.5	1,440
W&T Energy VI, LLC	110	High Island		Chambers and Jefferson, Texas	G02353	8/1/1973	Record Title	All of Block 110, High Island Area	66.3636	55.303	5,760
W&T Energy VI, LLC	110	High Island		Chambers and Jefferson, Texas	G02353	8/1/1973	Operating Rights	All of Block 110, High Island Area, from 13,046’ SSTVD to 99,999’ SSTVD	66.3636	55.303	5,760
W&T Energy VI, LLC	111	High Island		Chambers and Jefferson, Texas	G02354	8/1/1973	Record Title	All of Block111, High Island Area	60	50	5,760

W & T Offshore, Inc. and W & T Energy VI, LLC

W&T Energy VI, LLC	111	High Island	Chambers and Jefferson, Texas	G02354	8/1/1973	Operating Rights	All of Block 111, High Island Area, from 12,695’ TVDSS to 99,999’ TVDSS.	60	50	5,760

COUNTY      RECORDATION INFORMATION

Andrews County, Texas    Instrument No. 15-4299 Official Public Records of the County Clerk, Andrews County, Texas

Dawson County, Texas    Volume 776, Page 464 Official Public Records of the County Clerk, Dawson County, Texas

Gaines County, Texas    Instrument No. 2015-5627 Official Public Records of the County Clerk, Gaines County, Texas

Martin County, Texas    Volume 472, Page 667 Official Public Records of the County Clerk, Martin County, Texas

And affecting the Leases and Lands described on Exhibit A to said Assignment of Overriding Royalty Interest.

SCHEDULE 5

COMMITMENTS

Lender	Commitment
Franklin Custodian Funds – Franklin Income Fund	$75,000,000

Sch 5-1

SCHEDULE 6

EXISTING AFFILIATE TRANSACTIONS

None.

Sch 6-1

EXHIBIT A

NOTE

$	Houston, Texas	, 20

FOR VALUE RECEIVED, the undersigned, W&T Offshore, Inc., a Texas corporation (herein called the “Borrower”), hereby promises to pay to (herein called “Lender”), the principal sum of Dollars ($), or, if greater or less, the aggregate unpaid principal amount of the Loans made under this Note by Lender to the Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America to the Administrative Agent’s account at a bank located in New York, New York as designated in writing to the Borrower by the Administrative Agent, as from time to time may be designated by the holder of this Note.

This Note (a) is issued and delivered under that certain 1.5 Lien Term Loan Credit Agreement, dated as of September 7, 2016, by and among the Borrower, Cortland Capital Market Services LLC, as the Administrative Agent and 1.5 Lien Collateral Agent, and the lenders party thereto (including Lender) and the other persons from time to time party thereto (herein, as from time to time supplemented, amended, restated or otherwise modified, called the “Credit Agreement”), and is a “Note” as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Maturity Date.

Notwithstanding the other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, the Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys’ fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

Exhibit A-1

The Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

W&T OFFSHORE, INC.

By:
Name:
Title:

Exhibit A-2

EXHIBIT B

BORROWING NOTICE

Reference is made to that certain 1.5 Lien Term Loan Credit Agreement, dated as of September 7, 2016 (as from time to time amended, refinanced, replaced, supplemented, restated or otherwise modified from time to time, the “Agreement”), by and among W&T Offshore, Inc., a Texas corporation (the “Borrower”), Cortland Capital Market Services LLC, as the Administrative Agent and 1.5 Lien Collateral Agent, and certain lenders (“Lenders”). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

The Borrower hereby requests a Borrowing of new Loans to be advanced pursuant to Section 2.2 of the Agreement as follows:

Aggregate amount of Borrowing:	$
Date on which Loans are to be advanced:

Such Loans shall be wired to the following account:

Bank:

Account Name:

ABA Routing No.:

Account No:

Reference:

To induce Lenders to make such Loans, the Borrower hereby represents, warrants, acknowledges, and agrees to and with the Administrative Agent and each Lender that:

(a) The officer of the Borrower signing this instrument is the duly elected, qualified and acting officer of the Borrower as indicated below such officer’s signature hereto having all necessary authority to act for the Borrower in making the request herein contained.

(b) The representations and warranties made by the Loan Parties set forth in the Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (it being understood and agreed that (x) any such representation or warranty that is qualified as to “materiality”, “Material Adverse Change” or similar language is true and correct in all respects as of the date hereof and (y) any such representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (or all respects, as the case may be) only as of such specified date).

(c) No Default or Event of Default exists on the date hereof which has not been waived in writing as provided in Section 10.1 of the Agreement or will result from the making of the Loans requested hereby.

The officer of the Borrower signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of the Borrower are true, correct and complete. The officer of the Borrower signing this instrument does so in his capacity as an officer and not individually.

Exhibit B-1

[Signature Page Follows]

Exhibit B-2

IN WITNESS WHEREOF, this instrument is executed as of             , 20    .

W&T OFFSHORE, INC.

By:
Name:
Title:

Borrowing Notice

Exhibit B-3

EXHIBIT C

ASSIGNMENT AND ACCEPTANCE

Reference is made to that certain 1.5 Lien Term Loan Credit Agreement, dated as of September 7, 2016 (as from time to time amended, refinanced, replaced, supplemented, restated or otherwise modified, the “Agreement”), by and among W&T Offshore, Inc., a Texas corporation (the “Borrower”), Cortland Capital Market Services LLC, as the Administrative Agent and 1.5 Lien Collateral Agent, and various financial institutions and other persons from time to time parties thereto (“Lenders”). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

The “Assignor” and the “Assignee” referred to on Schedule 1 agree as follows:

1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Agreement and the other Loan Documents. After giving effect to such sale and assignment, the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (v) attaches the applicable Notes held by the Assignor and requests that the Administrative Agent exchange such Notes for new Notes payable to the Assignee in an amount equal to the Loans assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Loans retained by the Assignor, if any, as specified on Schedule 1.

3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of the financial statements referred to in Section 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) confirms that it is an Eligible Transferee; (iv) appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Agreement as are delegated to the Administrative Agent by the terms thereof, together with such

Exhibit C-1

powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 3.3(e), (h) and (i).

4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1.

5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement and the Notes for periods prior to the Effective Date directly between themselves.

7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

Exhibit C-2

SCHEDULE 1

to

ASSIGNMENT AND ACCEPTANCE

Percentage Share assigned:		% (Percentage Share)

Aggregate outstanding principal amount of Loans assigned:	$

Principal amount of Note(s) payable to Assignee:	$

Principal amount of Note payable to Assignor:	$

Effective Date:

[NAME OF ASSIGNOR], as Assignor

By:
Title

Dated: , 20

[NAME OF ASSIGNEE], as Assignee

By:
Title

Accepted [and Approved] **

CORTLAND CAPITAL MARKET SERVICES LLC
as Administrative Agent

By:

Title:

**	Consent of the Administrative Agent is required if the Assignee is an Eligible Transferee solely by reason of clause (b) of the definition of “Eligible Transferee”.

Exhibit C-3

EXHIBIT D-1

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain 1.5 Lien Term Loan Credit Agreement, dated as of September 7, 2016 (as amended, refinanced, replaced, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among W&T Offshore, Inc., a Texas corporation (the “Borrower”), Cortland Capital Market Services LLC, as the Administrative Agent and 1.5 Lien Collateral Agent, and the various financial institutions and other persons from time to time parties thereto.

Pursuant to the provisions of Section 3.3 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881 (c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Dated: , 20[ ]

Exhibit D-1-1

EXHIBIT D-2

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships for U.S. Federal Income Tax

Purposes)

Reference is made to that certain 1.5 Lien Term Loan Credit Agreement, dated as of September 7, 2016 (as amended, refinanced, replaced, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among W&T Offshore, Inc., a Texas corporation (the “Borrower”), Cortland Capital Market Services LLC, as the Administrative Agent and 1.5 Lien Collateral Agent, and the various financial institutions and other persons from time to time parties thereto.

Pursuant to the provisions of Section 3.3 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881 (c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Dated: , 20[ ]

Exhibit D-2-1

EXHIBIT D-3

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain 1.5 Lien Term Loan Credit Agreement, dated as of September 7, 2016 (as amended, refinanced, replaced, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among W&T Offshore, Inc., a Texas corporation (the “Borrower”), Cortland Capital Market Services LLC, as the Administrative Agent and 1.5 Lien Collateral Agent, and the various financial institutions and other persons from time to time parties thereto.

Pursuant to the provisions of Section 3.3 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Dated: , 20[ ]

Exhibit D-3-1

EXHIBIT D-4

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships

for U.S. Federal Income Tax Purposes)

Reference is made to that certain 1.5 Lien Term Loan Credit Agreement, dated as of September 7, 2016 (as amended, refinanced, replaced, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among W&T Offshore, Inc., a Texas corporation (the “Borrower”), Cortland Capital Market Services LLC, as the Administrative Agent and 1.5 Lien Collateral Agent, and the various financial institutions and other persons from time to time parties thereto.

Pursuant to the provisions of Section 3.3 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Dated: , 20[ ]

Exhibit D-4-1

EXHIBIT E

FORM OF SOLVENCY CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES, IN SUCH PERSON’S CORPORATE AND NOT INDIVIDUAL CAPACITY, ON BEHALF OF THE BORROWER AND EACH OTHER OBLIGOR AS FOLLOWS:

1. I am the Senior Vice President and Chief Financial Officer of W&T Offshore, Inc., a Texas corporation (the “Borrower”).

2. Reference is made to that certain 1.5 lien term loan credit agreement, dated as of September 7, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Cortland Capital Market Services LLC, as administrative agent, and the banks, financial institutions and other entities from time to time party thereto as lenders. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement.

3. I have reviewed the definitions and provisions contained in the Credit Agreement, and the other Loan Documents that are relevant to the matters certified by me in Paragraph 4 below, and, in my opinion, have made, or have caused to be made under my supervision, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein.

4. Based upon my review and examination described in Paragraph 3 above, I certify that as of the date hereof, after giving effect to the consummation of the “Transactions” as defined in, contemplated by and described in the Credit Agreement and the other transactions contemplated by the Loan Documents, (i) the sum of the debt (including contingent liabilities) of the Obligors, on a consolidated basis, does not exceed the fair value or the present fair saleable value (in each case, on a going-concern basis) of the assets of the Obligors, on a consolidated basis; (ii) the Obligors, on a consolidated basis, are able to pay their debts, on a consolidated basis, as they become due generally in the ordinary course of business, (iii) the capital of the Obligors, on a consolidated basis, is not unreasonably small in relation to the business of the Obligors, on a consolidated basis, in existence or otherwise contemplated as of the date hereof; and (iv) the Obligors, on a consolidated basis, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debt as they mature in the ordinary course of business. For purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

[SIGNATURE PAGE FOLLOWS]

Exhibit E-1

The foregoing certifications are made and delivered as of the Closing Date.

W&T OFFSHORE, INC.

By:
Name:	John D. Gibbons
Title:	Senior Vice President and Chief Financial Officer

Exhibit E-2

EXHIBIT F

FORM OF SECOND LIEN

INTERCREDITOR AGREEMENT

[see attached]

INTERCREDITOR AGREEMENT

dated as of May 11, 2015 between

Toronto Dominion (Texas) LLC,

as Priority Lien Agent,

and

Morgan Stanley Senior Funding, Inc.,

as Second Lien Collateral Trustee

THIS IS THE INTERCREDITOR AGREEMENT REFERRED TO IN (A) THE TERM LOAN CREDIT AGREEMENT DATED AS OF MAY 11, 2015, AMONG W&T OFFSHORE, INC., AS THE BORROWER, MORGAN STANLEY SENIOR FUNDING, INC. AS SECOND LIEN ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO FROM TIME TO TIME, (B) THE FIFTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2013, AS AMENDED, SUPPLEMENTED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG W&T OFFSHORE, INC., THE LENDERS PARTY THERETO FROM TIME TO TIME AND TORONTO DOMINION (TEXAS), LLC, AS ADMINISTRATIVE AGENT, (C) THE OTHER LOAN DOCUMENTS REFERRED TO IN SUCH TERM LOAN CREDIT AGREEMENT AND (D) THE OTHER LOAN DOCUMENTS REFERRED TO IN SUCH CREDIT AGREEMENT.

TABLE OF CONTENTS

		Page

ARTICLE I
DEFINITIONS
Section 1.01	Construction; Certain Defined Terms	1

ARTICLE II
LIEN PRIORITIES

Section 2.01	Relative Priorities	16
Section 2.02	Prohibition on Marshalling, Etc.	18
Section 2.03	No New Liens	18
Section 2.04	Similar Collateral and Agreements	19
Section 2.05	No Duties of Priority Lien Agent	19
Section 2.06	No Duties of Second Lien Collateral Trustee	20

ARTICLE III
ENFORCEMENT RIGHTS; PURCHASE OPTION

Section 3.01	Limitation on Enforcement Action	21
Section 3.02	Standstill Periods; Permitted Enforcement Action	23
Section 3.03	Insurance	25
Section 3.04	Notification of Release of Collateral	26
Section 3.05	No Interference; Payment Over	26
Section 3.06	Purchase Option	29

ARTICLE IV
OTHER AGREEMENTS

Section 4.01	Release of Liens; Automatic Release of Second Liens and Third Liens	31
Section 4.02	Certain Agreements With Respect to Insolvency or Liquidation Proceedings	32
Section 4.03	Reinstatement	40
Section 4.04	Refinancings; Additional Second Lien Debt; Initial Third Lien Indebtedness; Additional Third Lien Debt	40
Section 4.05	Amendments to Second Lien Documents and Third Lien Documents	42
Section 4.06	Legends	43
Section 4.07	Second Lien Secured Parties and Third Lien Secured Parties Rights as Unsecured Creditors; Judgment Lien Creditor	43
Section 4.08	Postponement of Subrogation	43
Section 4.09	Acknowledgment by the Secured Debt Representatives	44

ARTICLE V
GRATUITOUS BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

Section 5.01	General	44
Section 5.02	Deposit Accounts	46

i

ii

Annex and Exhibits

Annex I

Exhibit A	Form of Priority Confirmation Joinder
Exhibit B	Security Documents

iii

INTERCREDITOR AGREEMENT, dated as of May 11, 2015 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), between TORONTO DOMINION (TEXAS), LLC, as administrative agent for the Priority Lien Secured Parties referred to herein (in such capacity, and together with its successors and assigns in such capacity, the “Original Priority Lien Agent”) and Morgan Stanley Senior Funding, Inc., as administrative agent for the Second Lien Secured Parties referred to herein (in such capacity, and together with its successors in such capacity, the “Original Second Lien Collateral Trustee”).

Reference is made to (a) the Priority Credit Agreement (defined below) and (b) the Term Loan Credit Agreement (defined below) governing the Second Lien Notes (defined below).

From time to time following the date hereof, W&T OFFSHORE, INC., a Texas corporation (together with its successors and assigns, “W&T”) may (i) incur Additional Second Lien Obligations (each defined below) to the extent permitted by the Secured Debt Documents (as defined below); in connection with the Term Loan Credit Agreement and any Additional Second Lien Obligations, W&T and certain Grantors (defined below), the Second Lien Administrative Agent (defined below), and the Second Lien Collateral Trustee (defined below) have entered into the Second Lien Collateral Trust Agreement (defined below) and (ii) incur Initial Third Lien Obligations and Additional Third Lien Obligations (each as defined below) to the extent permitted by the Secured Debt Documents (as defined below); in connection with the Initial Third Lien Obligations, W&T and certain of its subsidiaries and the Third Lien Collateral Trustee (defined below) shall, concurrently with the incurrence of such Additional Third Lien Obligations, enter into a Third Lien Collateral Trust Agreement (defined below).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Priority Lien Agent (for itself and on behalf of the Priority Lien Secured Parties) and the Second Lien Collateral Trustee (for itself and on behalf of the Second Lien Secured Parties) agree as follows:

ARTICLE I -

DEFINITIONS

Section 1.01 Construction; Certain Defined Terms. (1) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any reference herein to any agreement, instrument, other document, statute or regulation shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(2) All terms used in this Agreement that are defined in Article 1, 8 or 9 of the New York UCC (whether capitalized herein or not) and not otherwise defined herein have the meanings assigned to them in Article 1, 8 or 9 of the New York UCC. If a term is defined in Article 9 of the New York UCC and another Article of the New York UCC, such term shall have the meaning assigned to it in Article 9 of the New York UCC.

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(3) Unless otherwise set forth herein, all references herein to (i) the Second Lien Collateral Trustee shall be deemed to refer to the Second Lien Collateral Trustee in its capacity as collateral trustee under the Second Lien Collateral Trust Agreement and (ii) the Third Lien Collateral Trustee shall be deemed to refer to the Third Lien Collateral Trustee in its capacity as collateral trustee under the Third Lien Collateral Trust Agreement.

(4) As used in this Agreement, the following terms have the meanings specified below:

“Accounts” has the meaning assigned to such term in Section 3.01(a).

“Additional Second Lien Debt Facility” means any Indebtedness for which the requirements of Section 4.04(b) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document; provided that neither the Term Loan Credit Agreement nor any Second Lien Substitute Facility shall constitute an Additional Second Lien Debt Facility at any time.

“Additional Second Lien Documents” means the Additional Second Lien Debt Facility and the Additional Second Lien Security Documents.

“Additional Second Lien Obligations” means, with respect to any Grantor, any obligations such Grantor owes to any Additional Second Lien Secured Party (or any of its Affiliates) in respect of the Additional Second Lien Documents.

“Additional Second Lien Secured Parties” means, at any time, the Second Lien Collateral Trustee, the trustee, agent or other representative of the holders of any Series of Second Lien Debt who maintains the transfer register for such Series of Second Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Second Lien Document and each other holder of, or obligee in respect of, any holder or lender pursuant to any Series of Second Lien Debt outstanding at such time; provided that the Term Loan Second Lien Secured Parties shall not be deemed Additional Second Lien Secured Parties.

“Additional Second Lien Security Documents” means the Additional Second Lien Debt Facility (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by W&T or any other Grantor creating (or purporting to create) a Lien upon the Second Lien Collateral in favor of the Additional Second Lien Secured Parties.

“Additional Third Lien Debt Facility” means any Indebtedness for which the requirements of Section 4.04(b) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document; provided that no Third Lien Substitute Facility shall constitute an Additional Third Lien Debt Facility at any time.

“Additional Third Lien Documents” means the Additional Third Lien Debt Facility and the Additional Third Lien Security Documents.

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“Additional Third Lien Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any Additional Third Lien Secured Party (or any of its Affiliates) in respect of the Additional Third Lien Documents.

“Additional Third Lien Secured Parties” means, at any time, the Third Lien Collateral Trustee, the trustee, agent or other representative of the holders of any Series of Third Lien Debt who maintains the transfer register for such Series of Third Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Third Lien Document and each other holder of, or obligee in respect of, any holder or lender pursuant to any Series of Third Lien Debt outstanding at such time.

“Additional Third Lien Security Documents” means the Additional Third Lien Debt Facility (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by W&T or any other Grantor creating (or purporting to create) a Lien upon the Third Lien Collateral in favor of the Additional Third Lien Secured Parties (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Third Lien Substitute Facility).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person will be deemed to be control. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Bank Product” means each and any of the following bank services and products provided to W&T or any other Grantor by any lender (or any Affiliate thereof) under the Priority Credit Agreement who is entitled to the benefits of the security under any Priority Lien Documents: (1) commercial credit cards; (2) stored value cards; and (3) Treasury Management Arrangement (including controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Bank Product Obligations” means any and all obligations of W&T or any other Grantor, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with any Bank Product.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Board of Directors” means: (1) with respect to a corporation, the board of directors of the corporation; (2) with respect to a partnership, the Board of Directors of the general partner of the partnership; and (3) with respect to any other Person, the board or committee of such Person serving a similar function.

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“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in Houston, Texas or in New York, New York are authorized or required by law to close.

“Capital Stock” means (a) in the case of a corporation, corporate stock; (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Class” means (a) in the case of Priority Lien Debt, the Priority Lien Debt, taken together, (b) in the case of Second Lien Debt, every Series of Second Lien Debt, taken together and (c) in the case of Third Lien Debt, every Series of Third Lien Debt, taken together.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting the Priority Lien Collateral, the Second Lien Collateral and/or the Third Lien Collateral.

“Complete Discharge of Priority Lien Obligations” means the occurrence of all the following:

(1) termination or expiration of all commitments to extend credit that would constitute Priority Lien Debt;

(2) payment in full in cash of the principal of and interest and premium (if any) on all Priority Lien Debt (other than any undrawn letters of credit);

(3) discharge or cash collateralization (at the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Priority Lien Document) of all outstanding letters of credit constituting Priority Lien Obligations;

(4) payment of Hedging Obligations constituting Priority Lien Obligations (and, with respect to any particular Hedging Contract (as defined in the Priority Credit Agreement as in effect on the date hereof), termination of such agreement and payment in full in cash of all obligations thereunder or such other arrangements as have been made by the counterparty thereto; and

(5) payment in full in cash of all other Priority Lien Obligations, including without limitation, Bank Product Obligations, that are outstanding and unpaid at the time the Priority Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided that, if, at any time after the Complete Discharge of Priority Lien Obligations has occurred, W&T enters into any Priority Lien Document evidencing a Priority Lien Obligation which incurrence is not prohibited by the applicable Secured Debt Documents, then such Complete Discharge of Priority Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Priority Lien Obligations (other than with respect to any actions taken as a result of the occurrence of such first Complete Discharge of Priority Lien Obligations), and, from and after the date on which W&T designates such Indebtedness as Priority Lien Debt in accordance with this Agreement, the obligations under such Priority Lien Document shall automatically and without any further action be treated as Priority Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement, any Second

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Lien Obligations shall be deemed to have been at all times Second Lien Obligations and at no time Priority Lien Obligations and any Third Lien Obligations shall be deemed to have been at all times Third Lien Obligations and at no time Priority Lien Obligations or Second Lien Obligations. For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Complete Discharge of Priority Lien Obligations.

“Credit Facilities” means, with respect to W&T or any of the Grantors, one or more current or future debt facilities (including, without limitation, the Priority Credit Agreement) indentures or commercial paper facilities with banks, investment banks, insurance companies, trust companies, mutual funds, other lenders, investors or any of the foregoing providing for revolving credit loans, term loans, notes, debt securities, guarantees, receivables financing (including through the sale of receivables to such lenders, or to special purpose entities formed to borrow from (or sell such receivables to) such lenders against such receivables), letters of credit, bankers’ acceptances, or other borrowings, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced (in each case, without limitation as to amount), in whole or in part, from time to time and any agreements and related documents governing indebtedness or other obligations incurred to refinance amounts then outstanding or permitted to be outstanding, (whether upon or after termination or otherwise) (including by means of sales of debt securities to institutional investors) in whole or in part from time to time

“DIP Financing” has the meaning assigned to such term in Section 4.02(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 4.02(b).

“DIP Lenders” has the meaning assigned to such term in Section 4.02(b).

“Discharge of Priority Lien Obligations” means the occurrence of all of the following:

(1) termination or expiration of all commitments to extend credit that would constitute Priority Lien Debt;

(2) payment in full in cash of the principal of and interest and premium (if any) on all Priority Lien Debt (other than any undrawn letters of credit and other than (without duplication) Excess Priority Lien Obligations);

(3) discharge or cash collateralization (at the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Priority Lien Document) of all outstanding letters of credit constituting Priority Lien Obligations;

(4) payment of Hedging Obligations constituting Priority Lien Obligations (and, with respect to any particular Hedging Contract (as defined in the Priority Credit Agreement as in effect on the date hereof), termination of such agreement and payment in full in cash of all obligations there under or such other arrangements as have been made by the counterparty thereto; and

(5) payment in full in cash of all other Priority Lien Obligations (other than Excess Priority Lien Obligations), including without limitation, Bank Product Obligations, that are outstanding and unpaid at the time the Priority Lien Debt is paid in full in cash (other than Excess Priority Lien Obligations and any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

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provided that, if at any time after the Discharge of Priority Lien Obligations has occurred, W&T enters into any Priority Lien Document evidencing a Priority Lien Obligation which incurrence is not prohibited by the applicable Secured Debt Documents, then such Discharge of Priority Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Priority Lien Obligations (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Priority Lien Obligations), and, from and after the date on which W&T designates such Indebtedness as Priority Lien Debt in accordance with this Agreement, the obligations under such Priority Lien Document shall automatically and without any further action be treated as Priority Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement, any Second Lien Obligations shall be deemed to have been at all times Second Lien Obligations and at no time Priority Lien Obligations and any Third Lien Obligations shall be deemed to have been at all times Third Lien Obligations and at no time Priority Lien Obligations or Second Lien Obligations. For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Discharge of Priority Lien Obligations.

“Discharge of Second Lien Obligations” means the occurrence of all of the following:

(1) payment in full in cash of the principal of and interest and premium (if any) on all Second Lien Debt;

(2) payment in full in cash of all other Second Lien Obligations that are outstanding and unpaid at the time the Second Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided that, if at any time after the Discharge of Second Lien Obligations has occurred, W&T enters into any Second Lien Document evidencing a Second Lien Obligation which incurrence is not prohibited by the applicable Secured Debt Documents, then such Discharge of Second Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Second Lien Obligations (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Second Lien Obligations), and, from and after the date on which W&T designates such Indebtedness as Second Lien Debt in accordance with this Agreement, the obligations under such Second Lien Document shall automatically and without any further action be treated as Second Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement and any Third Lien Obligations shall be deemed to have been at all times Third Lien Obligations and at no time Second Lien Obligations. For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Discharge of Second Lien Obligations.

“Disposition” shall mean any sale, lease, exchange, assignment, license, contribution, transfer or other disposition. “Dispose” shall have a correlative meaning.

“Excess Priority Lien Obligations” means Obligations constituting Priority Lien Obligations for the principal amount of indebtedness (including letters of credit and reimbursement obligations) under the Priority Credit Agreement and/or any other Credit Facility pursuant to which Priority Lien Debt has been issued to the extent that such Obligations for principal, letters of credit and reimbursement obligations are in excess of the amount in clause (a) of the definition of “Priority Lien Cap” plus interest, premium, if any, and fees related to such excess principal amount.

“Excluded Assets” means (i) cash, certificates of deposit, deposit accounts, money market accounts or other such liquid assets to the extent that such cash, certificate of deposit, deposit account,

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money market account or other such liquid assets are on deposit or maintained with the Priority Lien Agent or any other holder of Priority Lien Obligations to cash collateralize letters of credit constituting Priority Lien Obligations rather than generally to the holders of the Priority Lien Obligations or to the Priority Lien Collateral Agent for the benefit of the holders of Priority Lien Obligations as a whole, (ii) any governmental approval, license or permit that by its terms or by operation of law or regulation would be void, voidable, terminable or revocable if mortgaged, pledged or assigned under the terms of the Security Documents, (iii) Capital Stock in excess of 65% of the voting Capital Stock in Subsidiaries that are (a) FSHCOs (as defined in the Term Loan Credit Agreement) or (b) Foreign Subsidiaries (as defined in the Term Loan Credit Agreement) that are CFCs (as defined in the Term Loan Credit Agreement) or are disregarded entities that own Capital Stock in CFCs and (iv) other property or assets of W&T or any Grantor that are not required to be subject to a Lien securing the Priority Lien Obligations pursuant to the Priority Lien Documents except to the extent that such property or assets are subject to a Priority Lien generally in favor of all holders of Priority Lien Obligations.

“Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantor” means W&T, each other subsidiary of W&T that shall have granted any Lien in favor of any of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee on any of its assets or properties to secure any of the Secured Obligations.

“Hedging Obligations” means, with respect to any Grantor, the obligations of such Grantor owed to any lender (or Affiliate thereof) under the Priority Credit Agreement who is entitled to the benefits of the security under the Priority Lien Documents under:

(1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements entered into with one or more financial institutions and other arrangements or agreements designed to protect such Grantor or any subsidiary thereof entering into the agreement against fluctuations in interest rates with respect to indebtedness incurred;

(2) foreign exchange contracts and currency protection agreements entered into with one or more financial institutions and designed to protect such Grantor or any subsidiary thereof entering into the agreement against fluctuations in currency exchange rates with respect to indebtedness incurred;

(3) any commodity futures contract, commodity option or other similar agreement or arrangement designed to protect against fluctuations in the price of commodities used, produced, processed or sold by that Grantor or any subsidiary thereof at the time; and

(4) other agreements or arrangements designed to protect such Grantor against fluctuations in interest rates, commodity prices or currency exchange rates.

“Hydrocarbon Interests” means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, working interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

“Initial Third Lien Debt Facility” means Indebtedness secured by a Third Lien for which the requirements of Section 4.04(c) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document.

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“Initial Third Lien Documents” means the Initial Third Lien Debt Facility and the Initial Third Lien Security Documents.

“Initial Third Lien Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any Initial Third Lien Secured Party (or any of its Affiliates) in respect of the Initial Third Lien Documents.

“Initial Third Lien Secured Parties” means, at any time, the Third Lien Collateral Trustee, the trustees, agents and other representatives of the holders of the Initial Third Lien Debt Facility (including any holders of notes pursuant to supplements executed in connection with the issuance of Series of Third Lien Debt under the Initial Third Lien Debt Facility) who maintains the transfer register for such Third Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Initial Third Lien Document and each other holder of, or obligee in respect of, any Initial Third Lien Obligations, any holder or lender pursuant to any Initial Third Lien Document outstanding at such time; provided that the Additional Third Lien Secured Parties shall not be deemed Initial Third Lien Secured Parties.

“Initial Third Lien Security Documents” means the Initial Third Lien Debt Facility (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by W&T or any other Grantor creating (or purporting to create) a Lien upon the Third Lien Collateral in favor of the Initial Third Lien Secured Parties (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Third Lien Substitute Facility).

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against W&T or any other Grantor under the Bankruptcy Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of W&T or any other Grantor, any receivership or assignment for the benefit of creditors relating to W&T or any other Grantor or any similar case or proceeding relative to W&T or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to W&T or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of W&T or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, hypothecation, or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any agreement to give a security interest therein and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

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“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means any principal (including reimbursement obligations and obligations to provide cash collateral with respect to letters of credit whether or not drawn), interest (including, to the extent legally permitted, all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premium (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable under the documentation governing any Indebtedness.

“Officer” means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Senior Vice President, any Vice President or any Assistant Vice President of such Person.

“Officers’ Certificate” means a certificate signed on behalf of W&T by any Officers of W&T.

“Oil and Gas Properties” means (a) Hydrocarbon Interests; (b) the properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any governmental authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of hydrocarbons from or attributable to such Hydrocarbon Interests; (e) all hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and (g) all properties, rights, titles, interests and estates described or referred to above, including any and all property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells (including those used for either environmental sampling or remedial purposes), structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“Original Priority Lien Agent” has the meaning assigned to such term in the preamble hereto.

“Original Second Lien Collateral Trustee” has the meaning assigned to such term in the preamble hereto.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Priority Confirmation Joinder” means an agreement substantially in the form of Exhibit A.

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“Priority Credit Agreement” means the Fifth Amended and Restated Credit Agreement, dated as of November 8, 2013, among W&T as borrower, the Original Priority Lien Agent, the lenders party thereto from time to time and the other agents named therein, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time with the same and/or different lenders and/or agents and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Priority Substitute Credit Facility.

“Priority Lien” means a Lien granted by W&T or any Grantor in favor of the Priority Lien Agent, at any time, upon any Property of W&T or such Grantor to secure Priority Lien Obligations (including Liens on such Collateral under the security documents associated with any Priority Substitute Credit Facility).

“Priority Lien Agent” means the Original Priority Lien Agent, and, from and after the date of execution and delivery of a Priority Substitute Credit Facility, the agent, collateral agent, trustee or other representative of the lenders or holders of the indebtedness and other Obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.

“Priority Lien Cap” means, as of any date, (a) the aggregate principal amount of Indebtedness (including any interest paid in kind) that may be incurred under clause (1) of the definition of “Permitted Debt” as of such date (as defined in the Term Loan Credit Agreement as in effect on the date hereof) plus (b) the amount of all Hedging Obligations, to the extent such Hedging Obligations are secured by the Priority Liens, plus (c) the amount of all Bank Product Obligations, plus (d) the amount of accrued and unpaid interest (excluding any interest paid-in-kind) and outstanding fees, to the extent such Obligations are secured by the Priority Liens; provided that for all purposes of this Agreement and the Secured Debt Documents the lenders under the Priority Lien Credit Agreement shall be entitled to rely on an Officers’ Certificate to the effect that after giving effect to any credit extension under the Priority Lien Credit Agreement the Priority Lien Debt does not exceed the Priority Lien Cap.

“Priority Lien Collateral” shall mean all “Collateral”, as defined in the Priority Credit Agreement or any other Priority Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Priority Lien Obligation.

“Priority Lien Debt” means the indebtedness under the Priority Credit Agreement (including letters of credit and reimbursement obligations with respect thereto) that was permitted to be incurred and secured under the Priority Credit Agreement, the Term Loan Credit Agreement, any Additional Second Lien Debt Facility, any Second Lien Substitute Facility, any Initial Third Lien Debt Facility, any Additional Third Lien Debt Facility and any Third Lien Substitute Facility (or as to which the lenders under the Priority Credit Agreement obtained an Officers’ Certificate at the time of incurrence to the effect that such indebtedness was permitted to be incurred and secured by all applicable Secured Debt Documents) and additional indebtedness under any Priority Substitute Credit Facility; provided that for all purposes of this Agreement, all indebtedness under the Priority Credit Agreement is permitted to be secured by the applicable Secured Debt Documents and is permitted to be incurred under all of the Term Loan Second Lien Documents and the Third Lien Documents, whether or not the lenders under the Priority Credit Agreement obtained an Officers’ Certificate at the time of such incurrence to such effect.

“Priority Lien Documents” means the Priority Credit Agreement, the Priority Lien Security Documents, the other “Loan Documents” (as defined in the Priority Credit Agreement) and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing, or executed or delivered in connection with, any Priority Substitute Credit Facility.

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“Priority Lien Obligations” means the Priority Lien Debt and all other Obligations in respect of or in connection with Priority Lien Debt together with Hedging Obligations and the Bank Product Obligations, in each case to the extent that such Obligations are secured by Priority Liens. For the avoidance of doubt, Hedging Obligations shall only constitute Priority Lien Obligations to the extent that such Hedging Obligations are secured under the terms of the Priority Credit Agreement or Priority Lien Security Documents. Notwithstanding any other provision hereof, the term “Priority Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the Priority Credit Agreement and the other Priority Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding, and whether or not allowable in an Insolvency or Liquidation Proceeding. To the extent that any payment with respect to the Priority Lien Obligations (whether by or on behalf of W&T, as proceeds of security, enforcement of any right of set-off, or otherwise) is declared to be fraudulent or preferential in any respect, set aside, or required to be paid to a debtor in possession, trustee, receiver, or similar Person, then the obligation or part thereof originally intended to be satisfied will be deemed to be reinstated and outstanding as if such payment had not occurred.

“Priority Lien Secured Parties” means, at any time, the Priority Lien Agent, each lender or issuing bank under the Priority Credit Agreement, each holder, provider or obligee of any Hedging Obligations and Bank Product Obligations, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Priority Lien Document, each other Person that provides letters of credit, guarantees or other credit support related thereto under any Priority Lien Document and each other holder of, or obligee in respect of, any Priority Lien Obligations (including pursuant to a Priority Substitute Credit Facility), in each case to the extent designated as a secured party (or a party entitled to the benefits of the security) under any Priority Lien Document outstanding at such time.

“Priority Lien Security Documents” means the Priority Credit Agreement (insofar as the same grants a Lien on the Collateral), each agreement listed in Part A of Exhibit B hereto, and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by W&T or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Priority Lien Agent (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Priority Substitute Credit Facility).

“Priority Substitute Credit Facility” means any Credit Facility with respect to which the requirements contained in Section 4.04(a) of this Agreement have been satisfied and that Replaces the Priority Credit Agreement then in existence. For the avoidance of doubt, no Priority Substitute Credit Facility shall be required to be a revolving or asset-based loan facility and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any Priority Lien securing such Priority Substitute Credit Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof).

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

“Proved Reserves” means “Proved Reserves” as defined in the Definitions for Oil and Gas Reserves (the “Reserve Definitions”) promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.

“Purchase Notice” has the meaning assigned to such term in Section 3.06.

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“Replaces” means, (a) in respect of any agreement with reference to the Priority Credit Agreement or the Priority Lien Obligations or any Priority Substitute Credit Facility, that such agreement refunds, refinances or replaces the Priority Credit Agreement, the Priority Lien Obligations or such Priority Substitute Credit Facility in whole (in a transaction that is in compliance with Section 4.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Priority Credit Agreement, Priority Lien Obligations or such Priority Substitute Credit Facility, in part, (b) in respect of any agreement with reference to the Second Lien Documents, the Second Lien Obligations or any Second Lien Substitute Facility, that such indebtedness refunds, refinances or replaces the Second Lien Documents, the Second Lien Obligations or such Second Lien Substitute Facility in whole (in a transaction that is in compliance with Section 4.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Second Lien Documents, the Second Lien Obligations or such Second Lien Substitute Facility, in part and (c) in respect of any agreement with reference to the Third Lien Documents, the Third Lien Obligations or any Third Lien Substitute Facility, that such indebtedness refunds, refinances or replaces the Third Lien Documents, the Third Lien Obligations or such Third Lien Substitute Facility in whole (in a transaction that is in compliance with Section 4.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Third Lien Documents, the Third Lien Obligations, or such Third Lien Substitute Facility, in part. “Replace,” “Replaced” and “Replacement” shall have correlative meanings.

“Reserve Report” has the meaning assigned to the term “Engineering Report” in the Priority Credit Agreement as in effect on the date hereof.

“Second Lien” means a Lien granted by a Second Lien Document to the Second Lien Collateral Trustee, at any time, upon any Collateral by any Grantor to secure Second Lien Obligations (including Liens on such Collateral under the security documents associated with any Second Lien Substitute Facility).

“Second Lien Administrative Agent” means the Original Second Lien Collateral Trustee and from and after the date of the execution and delivery of a Second Lien Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or holders of the indebtedness and other Obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.

“Second Lien Collateral” shall mean all “Collateral”, as defined in any Second Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Second Lien Obligations.

“Second Lien Collateral Trust Agreement” means the Collateral Trust Agreement, dated as of the date hereof, among W&T, the other Grantors from time to time party thereto, the Second Lien Collateral Trustee, the other Second Lien Representatives from time to time party thereto and the Second Lien Collateral Trustee, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time, in accordance with each applicable Second Lien Document.

“Second Lien Collateral Trustee” means the Original Second Lien Collateral Trustee, and, from and after the date of execution and delivery of a Second Lien Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the indebtedness and other obligations evidence thereunder or governed thereby, in each case, together with its successors in such capacity.

“Second Lien Debt” means the indebtedness under the Second Lien Term Loans issued on the date hereof and guarantees thereof and all additional indebtedness incurred under any Additional Second

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Lien Documents that was permitted to be incurred and secured in accordance with the Secured Debt Documents (or as to which the lenders and other holders of Obligations under the Second Lien Documents obtained an Officers’ Certificate at the time of incurrence to the effect that such indebtedness was permitted to be incurred and secured by all applicable Secured Debt Documents) and with respect to which the requirements of Section 4.04(b) have been (or are deemed) satisfied, and all Indebtedness incurred under any Second Lien Substitute Facility.

“Second Lien Documents” means the Term Loan Second Lien Documents and the Additional Second Lien Documents.

“Second Lien Obligations” means Second Lien Debt and all other Obligations in respect thereof. Notwithstanding any other provision hereof, the term “Second Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the Term Loan Credit Agreement and the other Second Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding and whether or not allowable in an Insolvency or Liquidation Proceeding.

“Second Lien Purchasers” has the meaning assigned to such term in Section 3.06.

“Second Lien Representative” means (a) in the case of the Second Lien Term Loans, the Second Lien Collateral Trustee, and (b) in the case of any other Series of Second Lien Debt, the trustee, agent or representative of the holders of such Series of Second Lien Debt who (a) is appointed as a Second Lien Representative (for purposes related to the administration of the security documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Second Lien Debt, together with its successors in such capacity, and (b) has become party to the Second Lien Collateral Trust Agreement by executing a joinder in the form required under the Second Lien Collateral Trust Agreement.

“Second Lien Secured Parties” means the Term Loan Second Lien Secured Parties and the Additional Second Lien Secured Parties.

“Second Lien Security Documents” means the Term Loan Second Lien Security Documents and the Additional Second Lien Security Documents.

“Second Lien Standstill Period” has the meaning assigned to such term in Section 3.02(a)(i).

“Second Lien Substitute Facility” means any facility with respect to which the requirements contained in Section 4.04(a) of this Agreement have been satisfied and that is permitted to be incurred pursuant to the Priority Lien Documents, the proceeds of which are used to, among other things, Replace the Term Loan Credit Agreement and/or any Additional Second Lien Debt Facility then in existence. For the avoidance of doubt, no Second Lien Substitute Facility shall be required to be evidenced by notes or other instruments and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any such Second Lien Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priority as set forth herein as of the date hereof) as the other Liens securing the Second Lien Obligations are subject to under this Agreement.

“Second Lien Term Loans” means the “Loans” (as defined in the Term Loan Credit Agreement) incurred by W&T under the Term Loan Credit Agreement on the date hereof.

“Secured Debt Documents” means the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents.

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“Secured Debt Representative” means the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee.

“Secured Obligations” means the Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations.

“Secured Parties” means the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties.

“Security Documents” means the Priority Lien Security Documents, the Second Lien Security Documents and the Third Lien Security Documents.

“Series of Second Lien Debt” means, severally, the Second Lien Term Loans and each other issue or series of Second Lien Debt (including any Additional Second Lien Debt Facility) for which a single transfer register is maintained.

“Series of Secured Debt” means the Priority Lien Debt, each Series of Second Lien Debt and each Series of Third Lien Debt.

“Series of Third Lien Debt” means, severally, the Initial Third Lien Debt Facility and each other issue or series of Third Lien Debt (including any Additional Third Lien Debt Facility) for which a single transfer register is maintained.

“subsidiary” means, with respect to any specified Person: (1) any corporation, association, limited liability company or other business entity (other than a partnership) of which more than 50% of the total voting power of Voting Stock is at the time owned or controlled, directly or through another subsidiary, by that Person or one or more of the other subsidiaries of that Person (or a combination thereof); and (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are that Person or one or more subsidiaries of that Person (or any combination thereof), or (c) as to which such Person and its subsidiaries are entitled to receive more than 50% of the assets of such partnership upon its dissolution.

“Standstill Period” means the Second Lien Standstill Period, the Third Lien First Standstill Period and the Third Lien Second Standstill Period, as applicable.

“Term Loan Second Lien Documents” means the Term Loan Credit Agreement, the Second Lien Term Loans, the Term Loan Second Lien Security Documents and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing the Term Loan Second Lien Obligations or any Second Lien Substitute Facility.

“Term Loan Second Lien Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any Term Loan Second Lien Secured Party (or any of its Affiliates) in respect of the Term Loan Second Lien Documents.

“Term Loan Second Lien Secured Parties” means, at any time, the Second Lien Collateral Trustee, the Second Lien Collateral Trustee, the trustees, agents and other representatives of the holders of the Second Lien Term Loans (including any holders of Obligations pursuant to supplements executed in connection with the issuance of any Series of Second Lien Debt under the Term Loan Credit Agreement) who maintains the transfer register for such Second Lien Term Loans or such Series of Second Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Term Loan Second Lien Document and each other holder of, or obligee in respect of, any Second

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Lien Term Loans, any holder or lender pursuant to any Term Loan Second Lien Document outstanding at such time; provided that the Additional Second Lien Secured Parties shall not be deemed Term Loan Second Lien Secured Parties.

“Term Loan Second Lien Security Documents” means the Term Loan Credit Agreement (insofar as the same grants a Lien on the Collateral), the Second Lien Collateral Trust Agreement, each agreement listed in Part B of Exhibit B hereto and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by W&T or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Second Lien Collateral Trustee (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Second Lien Substitute Facility).

“Third Lien” means a Lien granted by a Third Lien Document to the Third Lien Collateral Trustee, at any time, upon any Collateral by any Grantor to secure Third Lien Obligations (including Liens on such Collateral under the security documents associated with any Third Lien Substitute Facility).

“Third Lien Collateral” shall mean all “Collateral”, as defined in any Third Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Third Lien Obligations.

“Third Lien Collateral Trust Agreement” means from and after the date of execution and delivery of the Initial Third Lien Debt Facility, a collateral trust agreement entered into among W&T, the other Grantors, the other Third Lien Representatives and the Third Lien Collateral Trustee, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time, in accordance with each applicable Third Lien Document.

“Third Lien Collateral Trustee” means from and after the date of execution and delivery of the Initial Third Lien Debt Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the indebtedness and other obligations evidence thereunder or governed thereby, in each case, together with its successors in such capacity.

“Third Lien Debt” means indebtedness under the Initial Third Lien Debt Facility and indebtedness incurred under any Additional Third Lien Documents that was permitted to be incurred and secured in accordance with the Secured Debt Documents (or as to which the lenders and other holders of Obligations under the Third Lien Documents obtained an Officers’ Certificate at the time of incurrence to the effect that such indebtedness was permitted to be incurred and secured by all applicable Secured Debt Documents) and with respect to which the requirements of Section 4.04(c) have been satisfied, and all indebtedness incurred under any Third Lien Substitute Facility.

“Third Lien Documents” means the Initial Third Lien Documents, the Additional Third Lien Documents and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing any Third Lien Substitute Facility.

“Third Lien First Standstill Period” has the meaning assigned to such term in Section 3.02(a)(ii).

“Third Lien Obligations” means Third Lien Debt and all other Obligations in respect thereof. Notwithstanding any other provision hereof, the term “Third Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the Third Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding.

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“Third Lien Representative” means (a) in the case of the Initial Third Lien Debt Facility, the Third Lien Collateral Trustee and (b) in the case of any Series of Third Lien Debt, the trustee, agent or representative of the holders of such Series of Third Lien Debt who (i) is appointed as a Third Lien Representative (for purposes related to the administration of the security documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Third Lien Debt, together with its successors in such capacity, and (ii) has become party to the Third Lien Collateral Trust Agreement by executing a joinder in the form required under the Third Lien Collateral Trust Agreement.

“Third Lien Second Standstill Period” has the meaning assigned to such term in Section 3.02(b).

“Third Lien Secured Parties” means the Initial Third Lien Secured Parties and the Additional Third Lien Secured Parties.

“Third Lien Security Documents” means the Initial Third Lien Secured Documents and the Additional Third Lien Security Documents.

“Third Lien Substitute Facility” means any facility with respect to which the requirements contained in Section 4.04(a) of this Agreement have been satisfied and that is permitted to be incurred pursuant to the Priority Lien Documents and the Second Lien Documents, the proceeds of which are used to, among other things, Replace any Initial Third Lien Debt Facility and/or Additional Third Lien Debt Facility then in existence. For the avoidance of doubt, no Third Lien Substitute Facility shall be required to be evidenced by notes or other instruments and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any such Third Lien Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priority as set forth herein as of the date hereof) as the other Liens securing the Third Lien Obligations are subject to under this Agreement.

“TIA” means the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date hereof.

“Treasury Management Arrangement” means any agreement or other arrangement governing the provision of treasury or cash management services, including deposit accounts, overdraft, credit or debit card, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.

“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled (without regard to the occurrence of any contingency) to vote in the election of the Board of Directors of such Person.

“W&T” has the meaning assigned to such term in the preamble hereto.

ARTICLE II -

LIEN PRIORITIES

Section 2.01 Relative Priorities. (a) The grant of the Priority Liens pursuant to the Priority Lien Documents, the grant of the Second Liens pursuant to the Second Lien Documents and the grant of the Third Liens pursuant to the Third Lien Documents create three separate and distinct Liens on the Collateral.

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(b)

(1) Notwithstanding anything contained in this Agreement, the Priority Lien Documents, the Second Lien Documents, the Third Lien Documents or any other agreement or instrument or operation of law to the contrary, or any other circumstance whatsoever and irrespective of (i) how a Lien was acquired (whether by grant, possession, statute, operation of law, subrogation, or otherwise), (ii) the time, manner, or order of the grant, attachment or perfection of a Lien, (iii) any conflicting provision of the New York UCC or other applicable law, (iv) any defect in, or non-perfection, setting aside, or avoidance of, a Lien or a Priority Lien Document, a Second Lien Document or a Third Lien Document, (v) the modification of a Priority Lien Obligation, a Second Lien Obligation or a Third Lien Obligation, or (vi) the subordination of a Lien on Collateral securing a Priority Lien Obligation to a Lien securing another obligation of W&T or other Person that is permitted under the Priority Lien Documents as in effect on the date hereof or securing a DIP Financing, the Second Lien Collateral Trustee, on behalf of itself and the other Second Lien Secured Parties hereby agrees that (i) any Priority Lien on any Collateral now or hereafter held by or for the benefit of any Priority Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to (A) any and all Second Liens on any Collateral and (B) any and all Third Liens on any Collateral, (ii) any Second Lien on any Collateral now or hereafter held by or for the benefit of any Second Lien Secured Party shall be (A) junior and subordinate in right, priority, operation, effect and all other respects to any and all Priority Liens on any Collateral, in any case, subject to the Priority Lien Cap as provided herein and (B) senior in right, priority, operation, effect and all other respects to any and all Third Liens on any Collateral and (iii) any Third Lien on any Collateral now or hereafter held by or for the benefit of any Third Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to (A) any and all Priority Liens on any Collateral and (B) any and all Second Liens on any Collateral.

(2) Notwithstanding anything contained in this Agreement, the Priority Lien Documents, the Second Lien Documents, the Third Lien Documents or any other agreement or instrument or operation of law to the contrary, or any other circumstance whatsoever and irrespective of (i) how a Lien was acquired (whether by grant, possession, statute, operation of law, subrogation, or otherwise), (ii) the time, manner, or order of the grant, attachment or perfection of a Lien, (iii) any conflicting provision of the New York UCC or other applicable law, (iv) any defect in, or non-perfection, setting aside, or avoidance of, a Lien or a Priority Lien Document, a Second Lien Document or a Third Lien Document, (v) the modification of a Priority Lien Obligation, a Second Lien Obligation or a Third Lien Obligation, or (vi) the subordination of a Lien on Collateral securing a Priority Lien Obligation to a Lien securing another obligation of W&T or other Person that is permitted under the Priority Lien Documents as in effect on the date hereof or securing a DIP Financing the Third Lien Collateral Trustee, on behalf of itself and the other Third Lien Secured Parties, hereby agrees that (i) any Priority Lien on any Collateral now or hereafter held by or for the benefit of any Priority Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to (A) any and all Second Liens on any Collateral and (B) any and all Third Liens on any Collateral, (ii) any Second Lien on any Collateral now or hereafter held by or for the benefit of any Second Lien Secured Party shall be (A) junior and subordinate in right, priority, operation, effect and all other respects to any and all Priority Liens on any Collateral and (B) senior in right, priority, operation, effect and all other respects to any and all Third Liens on any Collateral and (iii) any Third Lien on any Collateral now or hereafter held by or for the benefit of any Third Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to (A) any and all Priority Liens on any Collateral and (B) any and all Second Liens on any Collateral.

(c) It is acknowledged that, subject in the case of any Second Lien Obligations (but not in the case of any Third Lien Obligations) to the Priority Lien Cap (as provided herein), (i) the aggregate amount of the Priority Lien Obligations may be increased from time to time pursuant to the terms of the Priority Lien Documents, (ii) a portion of the Priority Lien Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any

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time or from time to time may be increased or reduced and subsequently reborrowed, and (iii) (A) the Priority Lien Documents may be replaced, restated, supplemented, restructured or otherwise amended or modified from time to time and (B) the Priority Lien Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, in the case of the foregoing (A) and (B) all without affecting the subordination of the Second Liens or Third Liens hereunder or the provisions of this Agreement defining the relative rights of the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties. The lien priorities provided for herein shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, renewal, restatement or Replacement of either the Priority Lien Obligations (or any part thereof), the Second Lien Obligations (or any part thereof) or the Third Lien Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any Priority Lien Obligations or by any action that any Secured Debt Representative or Secured Party may take or fail to take in respect of any Collateral.

Section 2.02 Prohibition on Marshalling, Etc. (a) Until the Discharge of Priority Lien Obligations, the Second Lien Collateral Trustee will not assert any marshalling, appraisal, valuation, or other similar right that may otherwise be available to a junior secured creditor.

(b) Until the Complete Discharge of Priority Lien Obligations and the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee will not assert any marshalling, appraisal, valuation, or other similar right that may otherwise be available to a junior secured creditor.

Section 2.03 No New Liens. The parties hereto agree that, (a) so long as the Complete Discharge of Priority Lien Obligations has not occurred, none of the Grantors shall, nor shall any Grantor permit any of its subsidiaries to, (i) grant or permit any additional Liens on any asset of a Grantor to secure any Third Lien Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor to secure (A) the Priority Lien Obligations and has taken all actions required to perfect such Liens and (B) the Second Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Priority Lien Agent or the Second Lien Collateral Trustee to accept such Lien will not prevent the Third Lien Collateral Trustee from taking the Lien, (ii) grant or permit any additional Liens on any asset of a Grantor to secure any Second Lien Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor to secure (A) the Priority Lien Obligations and has taken all actions required to perfect such Liens and (B) the Third Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Priority Lien Agent or the Third Lien Collateral Trustee to accept such Lien will not prevent the Second Lien Collateral Trustee from taking the Lien or (iii) grant or permit any additional Liens on any asset of a Grantor to secure any Priority Lien Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor to secure (A) the Second Lien Obligations and has taken all actions required to perfect such Liens and (B) the Third Lien Obligations and has taken all actions required to perfect such Liens; provided, however, (i) no Grantor shall be required to grant a Lien on any Excluded Assets and (ii) the refusal or inability of the Second Lien Collateral Trustee or the Third Lien Collateral Trustee to accept such Lien will not prevent the Priority Lien Agent from taking the Lien and (b) after the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, none of the Grantors shall, nor shall any Grantor permit any of its subsidiaries to, (i) grant or permit any additional Liens on any asset of a Grantor to secure any Second Lien Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor to secure the Third Lien Obligations; provided, however, the refusal or inability of the Third Lien Collateral Trustee to accept such Lien will not prevent the Second Lien Collateral Trustee from

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taking the Lien or (ii) grant or permit any additional Liens on any asset of a Grantor to secure any Third Lien Obligations unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of a Grantor to secure the Second Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Second Lien Collateral Trustee to accept such Lien will not prevent the Third Lien Collateral Trustee from taking the Lien, with each such Lien as described in clauses (a) and (b) of this Section 2.03 to be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the Priority Lien Agent, the other Priority Lien Secured Parties, the Second Lien Collateral Trustee or the other Second Lien Secured Parties, each of the Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties and the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, agrees that any amounts received by or distributed to any Second Lien Secured Party or Third Lien Secured Party, as applicable, pursuant to or as a result of any Lien granted in contravention of this Section 2.03 shall be subject to Section 3.05(b).

Section 2.04 Similar Collateral and Agreements. The parties hereto acknowledge and agree that it is their intention that the Priority Lien Collateral, the Second Lien Collateral and the Third Lien Collateral be identical (other than with respect to Excluded Assets of the type described in clause (i) of the definition thereof, which shall not constitute Second Lien Collateral or Third Lien Collateral). In furtherance of the foregoing, the parties hereto agree (a) to cooperate in good faith in order to determine, upon any reasonable request by the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee, the specific assets included in the Priority Lien Collateral, the Second Lien Collateral and the Third Lien Collateral, the steps taken to perfect the Priority Liens, the Second Liens and the Third Liens thereon and the identity of the respective parties obligated under the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents in respect of the Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, respectively, (b) that the Second Lien Security Documents creating Liens on the Collateral shall be in all material respects the same forms of documents as the respective Priority Lien Security Documents creating Liens on the Collateral other than (i) with respect to the priority nature of the Liens created thereunder in such Collateral, (ii) such other modifications to such Second Lien Security Documents which are less restrictive than the corresponding Priority Lien Security Documents, (iii) provisions in the Second Lien Security Documents which are solely applicable to the rights and duties of the Second Lien Collateral Trustee and/or the Second Lien Collateral Trustee, and (iv) with such deletions or modifications of representations, warranties and covenants as are customary with respect to security documents establishing Liens securing publicly traded debt securities, (c) that the Third Lien Security Documents creating Liens on the Collateral shall be in all material respects the same forms of documents as the respective Priority Lien Security Documents and Second Lien Security Documents creating Liens on the Collateral other than (i) with respect to the priority nature of the Liens created thereunder in such Collateral, (ii) such other modifications to such Third Lien Security Documents which are less restrictive than the corresponding Priority Lien Security Documents and Second Lien Security Documents, (iii) provisions in the Third Lien Security Documents which are solely applicable to the rights and duties of the Third Lien Collateral Trustee, and (iv) with such deletions or modifications of representations, warranties and covenants as are customary with respect to security documents establishing Liens securing publicly traded debt securities, (d) that at no time shall there be any Grantor that is an obligor in respect of the Second Lien Obligations that is not also an obligor in respect of the Priority Lien Obligations and (e) that at no time shall there be any Grantor that is an obligor in respect of the Third Lien Obligations that is not also an obligor in respect of the Priority Lien Obligations and the Second Lien Obligations.

Section 2.05 No Duties of Priority Lien Agent. Each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, acknowledges and agrees that neither the Priority

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Lien Agent nor any other Priority Lien Secured Party shall have any duties or other obligations to any such Second Lien Secured Party or Third Lien Secured Party with respect to any Collateral, other than to transfer to the Second Lien Collateral Trustee any remaining Collateral and any proceeds of the sale or other Disposition of any such Collateral remaining in its possession following the associated Discharge of Priority Lien Obligations or Complete Discharge of Priority Lien Obligations, as applicable, in each case without representation or warranty on the part of the Priority Lien Agent or any Priority Lien Secured Party. In furtherance of the foregoing, each Second Lien Secured Party acknowledges and agrees that until the Discharge of Priority Lien Obligations (subject to the terms of Section 3.02, including the rights of the Second Lien Secured Parties following the expiration of any applicable Standstill Period), and each Third Lien Secured Party acknowledges and agrees that until Complete Discharge of Priority Lien Obligations (subject to the terms of Section 3.02, including the rights of the Third Lien Secured Parties following the expiration of any applicable Standstill Period), the Priority Lien Agent shall be entitled, for the benefit of the Priority Lien Secured Parties, to sell, transfer or otherwise Dispose of or deal with such Collateral, as provided herein and in the Priority Lien Documents, without regard to (a) any Second Lien or any rights to which the Second Lien Collateral Trustee or any Second Lien Secured Party would otherwise be entitled as a result of such Second Lien or (b) any Third Lien or any rights to which the Third Lien Collateral Trustee or any Third Lien Secured Party would otherwise be entitled as a result of such Third Lien. Without limiting the foregoing, each Second Lien Secured Party and Third Lien Secured Party agrees that neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, Dispose of or otherwise liquidate all or any portion of such Collateral, in any manner that would maximize the return to the Second Lien Secured Parties or the Third Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale, Disposition or liquidation may affect the amount of proceeds actually received by the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable, from such realization, sale, Disposition or liquidation. Each of the Second Lien Secured Parties and Third Lien Secured Parties waives any claim such Second Lien Secured Party or Third Lien Secured Party may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any actions which the Priority Lien Agent or the Priority Lien Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Lien Documents or the valuation, use, protection or release of any security for the Priority Lien Obligations.

Section 2.06 No Duties of Second Lien Collateral Trustee. The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, acknowledges and agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party shall have any duties or other obligations to such Third Lien Secured Party with respect to any Collateral, other than to transfer to the Third Lien Collateral Trustee any remaining Collateral and any proceeds of the sale or other Disposition of any such Collateral remaining in its possession following the associated Discharge of Second Lien Obligations (provided such discharge of Second Lien Obligations occurs after the Complete Discharge of Priority Lien Obligations), in each case without representation or warranty on the part of the Second Lien Collateral Trustee or any Second Lien Secured Party. In furtherance of the foregoing, each Third Lien Secured Party acknowledges and agrees that after the Discharge of Priority Lien Obligations and until the Discharge of Second Lien Obligations (subject to the terms of Section 3.02, including the rights of the Third Lien Secured Parties following expiration of the Third Lien Second Standstill Period), the Second Lien Collateral Trustee shall be entitled, for the benefit of the Second Lien Secured Parties, to sell, transfer or otherwise Dispose of or deal with such Collateral, as provided herein and in the Second Lien Documents, without regard to any Third Lien or any rights to which the Third Lien Collateral Trustee or any Third Lien Secured Party would otherwise be entitled as a result of such Third Lien. Without

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limiting the foregoing, each Third Lien Secured Party agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, Dispose of or otherwise liquidate all or any portion of such Collateral, in any manner that would maximize the return to the Third Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale, Disposition or liquidation may affect the amount of proceeds actually received by the Third Lien Secured Parties from such realization, sale, Disposition or liquidation. Following the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee and the other Third Lien Secured Parties may, subject to any other agreements binding on the Third Lien Collateral Trustee or such other Third Lien Secured Parties, assert their rights under the New York UCC or otherwise to any proceeds remaining following a sale, Disposition or other liquidation of Collateral by, or on behalf of the Third Lien Secured Parties. Each of the Third Lien Secured Parties waives any claim such Third Lien Secured Party may now or hereafter have against the Second Lien Collateral Trustee or any other Second Lien Secured Party arising out of any actions which the Second Lien Collateral Trustee or the Second Lien Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Second Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Second Lien Documents or the valuation, use, protection or release of any security for the Second Lien Obligations.

ARTICLE III -

ENFORCEMENT RIGHTS; PURCHASE OPTION

Section 3.01 Limitation on Enforcement Action. (a) Prior to (i) the Discharge of Priority Lien Obligations, the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, and (ii) the Complete Discharge of Priority Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, hereby agrees that, subject to Section 3.05(b) and Section 4.07, none of the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable, shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Collateral under any Second Lien Security Document or Third Lien Security Document, as applicable, applicable law or otherwise (including but not limited to any right of setoff), it being agreed that only the Priority Lien Agent, acting in accordance with the applicable Priority Lien Documents, shall have the exclusive right (and whether or not any Insolvency or Liquidation Proceeding has been commenced), to take any such actions or exercise any such remedies, in each case, without any consultation with or the consent of the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party. In exercising rights and remedies with respect to the Collateral, the Priority Lien Agent and the other Priority Lien Secured Parties may enforce the provisions of the Priority Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion and regardless of whether such exercise and enforcement is adverse to the interest of any Second Lien Secured Party or Third Lien Secured Party. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. Without limiting the generality of the foregoing, the Priority Lien Agent will have the exclusive right to deal with that portion of the Collateral consisting of deposit accounts and securities accounts (collectively “Accounts”), including exercising rights under control agreements with respect to such Accounts. Each of the Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties and the Third

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Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Security Document, any other Second Lien Document, any Third Lien Security Document or any other Third Lien Document, as applicable, shall be deemed to restrict in any way the rights and remedies of the Priority Lien Agent or the other Priority Lien Secured Parties with respect to the Collateral as set forth in this Agreement. Notwithstanding the foregoing, subject to Section 3.05, each of the Second Lien Collateral Trustee, on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Trustee, on behalf of the Third Lien Secured Parties, may, but will have no obligation to, take all such actions (not adverse to the Priority Liens or the rights of the Priority Lien Agent and the Priority Lien Secured Parties) it deems necessary to perfect or continue the perfection of the Second Liens in the Collateral or to create, preserve or protect (but not enforce) the Second Liens in the Collateral or to perfect or continue the perfection of the Third Liens in the Collateral or to create, preserve or protect (but not enforce) the Third Liens in the Collateral, as applicable. Nothing herein shall limit the right or ability of the Second Lien Secured Parties to (i) purchase (by credit bid or otherwise) all or any portion of the Collateral in connection with any enforcement of remedies by the Priority Lien Agent to the extent that, and so long as, the Priority Lien Secured Parties receive payment in full in cash of all Priority Lien Obligations (other than Excess Priority Lien Obligations) after giving effect thereto or (ii) file a proof of claim with respect to the Second Lien Obligations. Nothing herein shall limit the right or ability of the Third Lien Secured Parties to (i) purchase (by credit bid or otherwise) all or any portion of the Collateral in connection with any enforcement of remedies by the Priority Lien Agent to the extent that, and so long as, the Priority Lien Secured Parties receive payment in full in cash of all Priority Lien Obligations after giving effect thereto or (ii) file a proof of claim with respect to the Third Lien Obligations.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, hereby agrees that, subject to Section 3.05(b) and Section 4.07, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Collateral under any Third Lien Security Document, applicable law or otherwise (including but not limited to any right of setoff), it being agreed that only the Second Lien Collateral Trustee, acting in accordance with the applicable Second Lien Documents, shall have the exclusive right (and whether or not any Insolvency or Liquidation Proceeding has been commenced), to take any such actions or exercise any such remedies, in each case, without any consultation with or the consent of the Third Lien Collateral Trustee or any other Third Lien Secured Party. In exercising rights and remedies with respect to the Collateral, the Second Lien Collateral Trustee and the other Second Lien Secured Parties may enforce the provisions of the Second Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion and regardless of whether such exercise and enforcement is adverse to the interest of any Third Lien Secured Party. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. Without limiting the generality of the foregoing, following the Discharge of Priority Lien Obligations but prior to Discharge of Second Lien Obligations, the Second Lien Collateral Trustee will have the exclusive right to deal with the Accounts, including exercising rights under control agreements with respect to such Accounts. The Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Third Lien Security Document or any other Third Lien Document shall be deemed to restrict in any way the rights and remedies of the Second Lien Collateral Trustee or the other Second Lien Secured Parties with respect to the Collateral as set forth in this

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Agreement. Notwithstanding the foregoing, subject to Section 3.05, the Third Lien Collateral Trustee may, but will have no obligation to, on behalf of the Third Lien Secured Parties, take all such actions (not adverse to the Second Liens or the rights of the Second Lien Collateral Trustee and the Second Lien Secured Parties) it deems necessary to perfect or continue the perfection of the Third Liens in the Collateral or to create, preserve or protect (but not enforce) the Third Liens in the Collateral.

Section 3.02 Standstill Periods; Permitted Enforcement Action. (a) Notwithstanding the foregoing Section 3.01, both before and during an Insolvency or Liquidation Proceeding:

(1) prior to Discharge of Priority Lien Obligations, after a period of 180 days has elapsed (which period will be tolled during any period in which the Priority Lien Agent is not entitled, on behalf of the Priority Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction or (B) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which the Second Lien Collateral Trustee has delivered to the Priority Lien Agent written notice of the acceleration of any Second Lien Debt (the “Second Lien Standstill Period”), the Second Lien Collateral Trustee and the other Second Lien Secured Parties may enforce or exercise any rights or remedies with respect to any Collateral; provided, however that notwithstanding the expiration of the Second Lien Standstill Period or anything in the Second Lien Collateral Trust Agreement to the contrary, in no event may the Second Lien Collateral Trustee or any other Second Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the Priority Lien Agent on behalf of the Priority Lien Secured Parties or any other Priority Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Second Lien Representatives by the Priority Lien Agent); provided, further, that, at any time after the expiration of the Second Lien Standstill Period, if neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have commenced and be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof) the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, and the Second Lien Collateral Trustee shall have commenced the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, then for so long as the Second Lien Collateral Trustee is diligently pursuing such rights or remedies, none of any Priority Lien Secured Party, the Priority Lien Agent, any Third Lien Secured Party or the Third Lien Collateral Trustee shall take any action of a similar nature with respect to such Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding; and

(2) prior to Complete Discharge of Priority Lien Obligations, after a period of 270 days has elapsed (which period will be tolled during any period in which the Priority Lien Agent is not entitled, on behalf of the Priority Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction or (B) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which the Third Lien Collateral Trustee has delivered to the Priority Lien Agent written notice of the acceleration of any Third Lien Debt (the “Third Lien First Standstill Period”), the Third Lien Collateral Trustee and the other Third Lien Secured Parties may enforce or exercise any rights or remedies with respect to any Collateral; provided, however that notwithstanding the expiration of the Third Lien First Standstill Period or anything in the Third Lien Collateral Trust Agreement to the contrary, in no event

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may the Third Lien Collateral Trustee or any other Third Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if (I) the Priority Lien Agent on behalf of the Priority Lien Secured Parties or any other Priority Lien Secured Party or (II) the Second Lien Collateral Trustee on behalf of the Second Lien Secured Parties or any other Second Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Third Lien Representatives by the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable); provided, further, that, at any time after the expiration of the Third Lien First Standstill Period, if none of any Priority Lien Secured Party, the Priority Lien Agent, any Second Lien Secured Party or the Second Lien Collateral Trustee shall have commenced and be diligently pursuing the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, and the Third Lien Collateral Trustee shall have commenced the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, then for so long as the Third Lien Collateral Trustee is diligently pursuing such rights or remedies, none of any Priority Lien Secured Party, the Priority Lien Agent, any Second Lien Secured Party or the Second Lien Collateral Trustee shall take any action of a similar nature with respect to such Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations and notwithstanding the foregoing Section 3.01, but subject to the foregoing Section 3.02(a)(ii) both before and during an Insolvency or Liquidation Proceeding, after a period of 180 days has elapsed (which period will be tolled during any period in which the Second Lien Collateral Trustee is not entitled, on behalf of the Second Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction or (B) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which the Third Lien Collateral Trustee has delivered to the Second Lien Collateral Trustee written notice of the acceleration of any Third Lien Debt (the “Third Lien Second Standstill Period”), the Third Lien Collateral Trustee and the other Third Lien Secured Parties may enforce or exercise any rights or remedies with respect to any Collateral; provided, however that notwithstanding the expiration of the Third Lien Second Standstill Period or anything in the Third Lien Collateral Trust Agreement to the contrary, in no event may the Third Lien Collateral Trustee or any other Third Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the Second Lien Collateral Trustee on behalf of the Second Lien Secured Parties or any other Second Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Third Lien Representatives by the Second Lien Collateral Trustee); provided, further, that, at any time after the expiration of the Third Lien Second Standstill Period, but subject to the foregoing Section 3.02(a)(ii) if neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party shall have commenced and be diligently pursuing the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, and the Third Lien Collateral Trustee shall have commenced the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, then for so long as the Third Lien Collateral Trustee is diligently pursuing such rights or remedies, neither any Second Lien Secured Party nor the Second Lien

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Collateral Trustee shall take any action of a similar nature with respect to such Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding.

Section 3.03 Insurance. (a) Unless and until the Complete Discharge of Priority Lien Obligations has occurred (subject to the terms of Section 3.02, including the rights of the Second Lien Secured Parties and the Third Lien Secured Parties following expiration of any applicable Standstill Period), the Priority Lien Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the Priority Lien Documents, to adjust and settle claims in respect of Collateral under any insurance policy in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral; provided however that notwithstanding the foregoing, after the Discharge of Priority Lien Obligations but prior to Discharge of Second Lien Obligations, the Second Lien Collateral Trustee shall have such sole and exclusive right described in the foregoing. Unless and until the Complete Discharge of Priority Lien Obligations has occurred, and subject to the rights of the Grantors under the Priority Lien Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect to the Collateral shall be paid to the Priority Lien Agent pursuant to the terms of the Priority Lien Documents (including for purposes of cash collateralization of commitments, letters of credit and Hedging Obligations); provided that notwithstanding the foregoing, after Discharge of Priority Lien Obligations but prior to Discharge of Second Lien Obligations, such proceeds shall be paid to the Second Lien Collateral Trustee pursuant to the Second Lien Documents. If the Second Lien Collateral Trustee, any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of the foregoing, it shall pay such proceeds over to the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable. In addition, if by virtue of being named as an additional insured or loss payee of any insurance policy of any Grantor covering any of the Collateral, the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall have the right to adjust or settle any claim under any such insurance policy, then unless and until (i) in the case of the Second Lien Collateral Trustee and the Second Lien Secured Parties, the Discharge of Priority Lien Obligations has occurred and (ii) in the case of the Third Lien Collateral Trustee and the Third Lien Secured Parties the Complete Discharge of Priority Lien Obligations has occurred, the Second Lien Collateral Trustee, any such Second Lien Secured Party, the Third Lien Collateral Trustee and any such Third Lien Secured Party shall follow the instructions of the Priority Lien Agent, or of the Grantors under the Priority Lien Documents to the extent the Priority Lien Documents grant such Grantors the right to adjust or settle such claims, with respect to such adjustment or settlement (subject to the terms of Section 3.02, including the rights of the Second Lien Secured Parties and the Third Lien Secured Parties following expiration of any applicable Standstill Period); provided however that notwithstanding the foregoing, after Discharge of Priority Lien Obligations but prior to Discharge of Second Lien Obligations, the Third Lien Collateral Agent and the Third Lien Secured Parties shall follow the instructions of the Second Lien Collateral Trustee with respect thereto.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations (subject to the terms of Section 3.02, including the rights of the Third Lien Secured Parties following expiration of the Third Lien Second Standstill Period), the Second Lien Collateral Trustee shall have the sole and exclusive right, subject to the rights of the Grantors under the Second Lien Documents, to adjust and settle claims in respect of Collateral under any insurance policy in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of Second Lien Obligations has occurred, and subject to the rights of the Grantors under the Second Lien Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect to the Collateral shall be paid to the Second Lien Collateral Trustee

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pursuant to the terms of the Second Lien Documents and, after the Discharge of Second Lien Obligations has occurred, but prior to Complete Discharge of Priority Lien Obligations, to the Priority Lien Agent to the extent required under the Priority Lien Documents, then to the Third Lien Collateral Trustee to the extent required under the Third Lien Documents and then, to the extent no Priority Lien Obligations or Third Lien Obligations are outstanding, to the owner of the subject property, or to such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Third Lien Collateral Trustee or any Third Lien Secured Party shall, at any time following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, receive any proceeds of any such insurance policy or any such award or payment in contravention of the foregoing, it shall pay such proceeds over to the Second Lien Collateral Trustee. In addition, if by virtue of being named as an additional insured or loss payee of any insurance policy of any Grantor covering any of the Collateral, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall have the right to adjust or settle any claim under any such insurance policy, then following Discharge of Priority Lien Obligations unless and until the Discharge of Second Lien Obligations has occurred, the Third Lien Collateral Trustee and any such Third Lien Secured Party shall follow the instructions of the Second Lien Collateral Trustee, or of the Grantors under the Second Lien Documents to the extent the Second Lien Documents grant such Grantors the right to adjust or settle such claims, with respect to such adjustment or settlement (subject to the terms of Section 3.02, including the rights of the Third Lien Secured Parties following expiration of the Third Lien Second Standstill Period).

Section 3.04 Notification of Release of Collateral. Each of the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee shall give the other Secured Debt Representatives prompt written notice of the Disposition by it of, and Release by it of the Lien on, any Collateral. Such notice shall describe in reasonable detail the subject Collateral, the parties involved in such Disposition or Release, the place, time manner and method thereof, and the consideration, if any, received therefor; provided, however, that the failure to give any such notice shall not in and of itself in any way impair the effectiveness of any such Disposition or Release.

Section 3.05 No Interference; Payment Over.

(a) No Interference. (1) The Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, agrees that each Second Lien Secured Party (i) will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Second Lien pari passu with, or to give such Second Lien Secured Party any preference or priority relative to, any Priority Lien with respect to the Collateral or any part thereof, (ii) will not challenge or question in any proceeding the validity or enforceability of any Priority Lien Obligations or Priority Lien Document, or the validity, attachment, perfection or priority of any Priority Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement, (iii) will not take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other Disposition of the Collateral by any Priority Lien Secured Party or the Priority Lien Agent acting on their behalf, (iv) shall have no right to (A) direct the Priority Lien Agent or any other Priority Lien Secured Party to exercise any right, remedy or power with respect to any Collateral or (B) consent to the exercise by the Priority Lien Agent or any other Priority Lien Secured Party of any right, remedy or power with respect to any Collateral, (v) will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Priority Lien Agent or other Priority Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither the Priority Lien Agent nor any other Priority Lien Secured Party shall be liable for, any action taken or omitted to be taken by the Priority Lien Agent or other Priority Lien Secured Party with respect to any Priority Lien Collateral, (vi) will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other Disposition of such Collateral, (vii) will not attempt, directly or indirectly,

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whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement, (viii) will not object to, and hereby waives any right to object to, forbearance by the Priority Lien Agent or any Priority Lien Secured Party, and (ix) will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law; and

(b) The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that each Third Lien Secured Party (i) will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Third Lien pari passu with, or to give such Third Lien Secured Party any preference or priority relative to, any Priority Lien or Second Lien with respect to the Collateral or any part thereof, (ii) will not challenge or question in any proceeding the validity or enforceability of any Priority Lien Obligations, Priority Lien Document, Second Lien Obligations or Second Lien Document, or the validity, attachment, perfection or priority of any Priority Lien or Second Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement, (iii) will not take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other Disposition of the Collateral by any Priority Lien Secured Party or the Priority Lien Agent acting on their behalf or by any Second Lien Secured Party or the Second Lien Collateral Trustee acting on their behalf, (iv) shall have no right to (A) direct the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party to exercise any right, remedy or power with respect to any Collateral or (B) consent to the exercise by the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party of any right, remedy or power with respect to any Collateral, (v) will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and none of the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party shall be liable for, any action taken or omitted to be taken by the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party with respect to any Priority Lien Collateral or Second Lien Collateral, as applicable, (vi) will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other Disposition of such Collateral, (vii) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement, (viii) will not object to, and hereby waives any right to object to, forbearance by the Priority Lien Agent, any Priority Lien Secured Party, the Second Lien Collateral Trustee or any Second Lien Secured Party and (ix) will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law.

(c) Payment Over. (i) Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and, subject to the provisions of Section 3.05(c)(ii), the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that if any Second Lien Secured Party or Third Lien Secured Party, as applicable, shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any Collateral, pursuant to the exercise of any rights or remedies with respect to the Collateral under any Second Lien Security Document or Third Lien Security Document, as applicable, or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding, to the extent

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permitted hereunder, at any time prior to, in the case of (i) the Second Lien Collateral Trustee and the Second Lien Secured Parties the Discharge of Priority Lien Obligations and (ii) the Third Lien Collateral Trustee and the Third Lien Secured Parties the Complete Discharge of Priority Lien Obligations secured, or intended to be secured, by such Collateral, then it shall hold such Collateral, proceeds or payment in trust for the Priority Lien Agent and the other Priority Lien Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Priority Lien Agent as promptly as practicable. Furthermore, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee, as applicable, shall, at the Grantors’ expense, promptly send written notice to the Priority Lien Agent upon receipt of such Collateral by any Second Lien Secured Party at any time prior to Discharge of Priority Lien Obligations or at any time following Discharge of Second Lien Obligations but prior to Complete Discharge of Priority Lien Obligations and, subject to the provisions of Section 3.05(c)(ii), to the Third Lien Secured Party, as applicable, proceeds or payment and if directed by the Priority Lien Agent within ten (10) days after receipt by the Priority Lien Agent of such written notice, shall deliver such Collateral, proceeds or payment to the Priority Lien Agent in the same form as received, with any necessary endorsements, or as court of competent jurisdiction may otherwise direct. The Priority Lien Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable. Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and subject to the provisions of Section 3.05(c)(ii), to the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, it obtains written notice that all or part of any payment with respect to any Priority Lien Obligations (other than, in the case of the Second Lien Collateral Trustee, payments made in respect of Excess Priority Lien Obligations) previously made shall be rescinded for any reason whatsoever, it will promptly pay over to the Priority Lien Agent any payment received by it and then in its possession or under its control in respect of any such Priority Lien Collateral and shall promptly turn any such Collateral then held by it over to the Priority Lien Agent, and the provisions set forth in this Agreement will be reinstated as if such payment had not been made, until the Discharge of Priority Lien Obligations or the Complete Discharge of Priority Lien Obligations, as applicable. All Second Liens and Third Liens will remain attached to and enforceable against all proceeds so held or remitted, subject to the priorities set forth in this Agreement. Anything contained herein to the contrary notwithstanding, this Section 3.05(c) shall not apply to any proceeds of Collateral realized in a transaction not prohibited by this Agreement or the Priority Lien Documents and as to which the possession or receipt thereof by the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable, is otherwise permitted by this Agreement or the Priority Lien Documents.

(2) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that if any Third Lien Secured Party shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any Collateral, pursuant to the exercise of any rights or remedies with respect to the Collateral under any Third Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding, to the extent permitted hereunder, at any time following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations secured, or intended to be secured, by such Collateral, then it shall hold such Collateral, proceeds or payment in trust for the Second Lien Collateral Trustee and the other Second Lien Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Second Lien Collateral Trustee reasonably promptly after obtaining written notice from the Second Lien Secured Parties that it has possession of such Collateral or proceeds or payments in respect thereof. Furthermore, at any time following Discharge of Priority Lien Obligations but prior to Discharge of Second Lien Obligations the Third Lien Collateral Trustee shall, at the Grantors’ expense, promptly send written notice to the Second Lien Collateral Trustee upon receipt of such Collateral by any Third Lien Secured Party, proceeds or payment and if directed by the Second Lien Collateral Trustee within ten (10) days after receipt by the Second Lien Collateral Trustee of such written

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notice, shall deliver such Collateral, proceeds or payment to the Second Lien Collateral Trustee in the same form as received, with any necessary endorsements, or as court of competent jurisdiction may otherwise direct. The Second Lien Collateral Trustee is hereby authorized to make any such endorsements as agent for the Third Lien Collateral Trustee or any other Third Lien Secured Party. The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, it obtains written notice that all or part of any payment with respect to any Second Lien Obligations previously made shall be rescinded for any reason whatsoever, it will promptly pay over to the Second Lien Collateral Trustee any payment received by it and then in its possession or under its control in respect of any such Second Lien Collateral and shall promptly turn any such Collateral then held by it over to the Second Lien Collateral Trustee, and the provisions set forth in this Agreement will be reinstated as if such payment bad not been made, until the Discharge of Second Lien Obligations. All Third Liens will remain attached to and enforceable against all proceeds so held or remitted, subject to the priorities set forth in this Agreement. Anything contained herein to the contrary notwithstanding, this Section 3.05(c) shall not apply to any proceeds of Collateral realized in a transaction not prohibited by this Agreement or the Second Lien Documents and as to which the possession or receipt thereof by the Third Lien Collateral Trustee or any other Third Lien Secured Party is otherwise permitted by this Agreement or the Second Lien Documents.

Section 3.06 Purchase Option.

(a) Notwithstanding anything in this Agreement to the contrary, on or at any time within sixty (60) days after the Second Lien Collateral Trustee receives notice of (i) the commencement of an Insolvency or Liquidation Proceeding or (ii) the acceleration of the Priority Lien Obligations, holders of the Second Lien Debt and each of their respective designated Affiliates (the “Second Lien Purchasers”) will have the right, at their sole option and election (but will not be obligated), at any time upon prior written notice (the “Purchase Notice”) to the Priority Lien Agent, to purchase from the Priority Lien Secured Parties all (but not less than all) Priority Lien Obligations (including unfunded commitments but excluding Excess Priority Lien Obligations) and any loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing that are outstanding on the date of such purchase. Promptly following the receipt of such notice, the Priority Lien Agent will deliver to the Second Lien Collateral Trustee a statement of the amount of Priority Lien Debt (other than Excess Priority Lien Obligations), other Priority Lien Obligations and DIP Financing then outstanding and the amount of the cash collateral requested by the Priority Lien Agent to be delivered pursuant to Section 3.06(b)(ii) below. The right to purchase provided for in this Section 3.06 will expire unless, within 10 Business Days after the receipt by the Second Lien Collateral Trustee of such notice from the Priority Lien Agent, the Second Lien Collateral Trustee delivers to the Priority Lien Agent an irrevocable commitment of the Second Lien Purchasers to purchase all (but not less than all) of the Priority Lien Obligations (including unfunded commitments but excluding Excess Priority Lien Obligations) and any loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing and to otherwise complete such purchase on the terms set forth under this Section 3.06. Unless the right to purchase shall have expired in accordance with the preceding sentence, neither the applicable Priority Lien Representative nor any holder of Priority Lien Obligations will enforce or exercise any rights or remedies with respect to the Collateral after receipt of the Purchase Notice by such Priority Lien Representative.

(b) On the date specified by the Second Lien Collateral Trustee (on behalf of the Second Lien Purchasers) in such irrevocable commitment (which shall not be less than five Business Days nor more than 20 Business Days, after the receipt by the Priority Lien Agent of such irrevocable commitment), the Priority Lien Secured Parties shall sell to the Second Lien Purchasers all (but not less than all) Priority Lien Obligations (including unfunded commitments but excluding Excess Priority Lien Obligations) and any loans provided by any of the Priority Lien Secured Parties in connection with a DIP

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Financing that are outstanding on the date of such sale, subject to any required approval of any Governmental Authority then in effect, if any, and only if on the date of such sale, the Priority Lien Agent receives the following:

(1) payment, as the purchase price for all Priority Lien Obligations sold in such sale, of an amount equal to the full amount of all Priority Lien Obligations (other than (x) outstanding letters of credit as referred to in clause (ii) below and (y) any Priority Lien Obligations constituting Excess Priority Lien Obligations) and loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing then outstanding (including principal, interest, fees, reasonable attorneys’ fees and legal expenses, but excluding contingent indemnification obligations for which no claim or demand for payment has been made at or prior to such time); provided that in the case of Hedging Obligations that constitute Priority Lien Obligations the Second Lien Purchasers shall cause the applicable agreements governing such Hedging Obligations to be assigned and novated or, if such agreements have been terminated, such purchase price shall include an amount equal to the sum of any unpaid amounts then due in respect of such Hedging Obligations, calculated using the market quotation method and after giving effect to any netting arrangements;

(2) a cash collateral deposit in such amount as the Priority Lien Agent determines is reasonably necessary to secure the payment of any outstanding letters of credit constituting Priority Lien Obligations that may become due and payable after such sale (but not in any event in an amount greater than one hundred five percent (105%) of the amount then reasonably estimated by the Priority Lien Agent to be the aggregate outstanding amount of such letters of credit at such time), which cash collateral shall be (A) held by the Priority Lien Agent as security solely to reimburse the issuers of such letters of credit that become due and payable after such sale and any fees and expenses incurred in connection with such letters of credit and (B) returned to the Second Lien Collateral Trustee (except as may otherwise be required by applicable law or any order of any court or other Governmental Authority) promptly after the expiration or termination from time to time of all payment contingencies affecting such letters of credit; and

(3) any agreements, documents or instruments which the Priority Lien Agent may reasonably request pursuant to which the Second Lien Collateral Trustee and the Second Lien Purchasers in such sale expressly assume and adopt all of the obligations of the Priority Lien Agent and the Priority Lien Secured Parties under the Priority Lien Documents and in connection with loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing on and after the date of the purchase and sale and the Second Lien Collateral Trustee (or any other representative appointed by the holders of a majority in aggregate principal amount of the Second Lien Term Loans then outstanding) becomes a successor agent thereunder.

(c) Such purchase of the Priority Lien Obligations (including unfunded commitments but excluding Excess Priority Lien Obligations) and any loans provided by any of the Secured Parties in connection with a DIP Financing shall be made on a pro rata basis among the Second Lien Purchasers giving notice to the Priority Lien Agent of their interest to exercise the purchase option hereunder according to each such Second Lien Purchaser’s portion of the Second Lien Debt outstanding on the date of purchase or such portion as such Second Lien Purchasers may otherwise agree among themselves. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the Priority Lien Agent as the Priority Lien Agent may designate in writing to the Second Lien Collateral Trustee for such purpose. Interest shall be calculated to but excluding the Business Day on which such sale occurs if the amounts so paid by the Second Lien Purchasers to the bank account designated by the Priority Lien Agent are received in such bank account prior to 12:00 noon, New York City time, and interest shall be calculated to and including such Business Day if the amounts so paid by the Second Lien Purchasers to the bank account designated by the Priority Lien Agent are received in such bank account later than 12:00 noon, New York City time.

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(d) Such sale shall be expressly made without representation or warranty of any kind by the Priority Lien Secured Parties as to the Priority Lien Obligations, the Collateral or otherwise and without recourse to any Priority Lien Secured Party, except that the Priority Lien Secured Parties shall represent and warrant severally as to the Priority Lien Obligations (including unfunded commitments) and any loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing then owing to it: (i) that such applicable Priority Lien Secured Party owns such Priority Lien Obligations (including unfunded commitments) and any loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing free and clear of any Liens; and (ii) that such applicable Priority Lien Secured Party has the necessary corporate or other governing authority to assign such interests.

(e) After such sale becomes effective, the outstanding letters of credit will remain enforceable against the issuers thereof and will remain secured by the Priority Liens upon the Collateral in accordance with the applicable provisions of the Priority Lien Documents as in effect at the time of such sale, and the issuers of letters of credit will remain entitled to the benefit of the Priority Liens upon the Collateral and sharing rights in the proceeds thereof in accordance with the provisions of the Priority Lien Documents as in effect at the time of such sale, as fully as if the sale of the Priority Lien Debt had not been made, but only the Person or successor agent to whom the Priority Liens are transferred in such sale will have the right to foreclose upon or otherwise enforce the Priority Liens and only the Second Lien Purchasers in the sale will have the right to direct such Person or successor as to matters relating to the foreclosure or other enforcement of the Priority Liens.

ARTICLE IV -

OTHER AGREEMENTS

Section 4.01 Release of Liens; Automatic Release of Second Liens and Third Liens. (a) Prior to (i) the Discharge of Priority Lien Obligations, each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and (ii) the Complete Discharge of Priority Lien Obligations and subject to 4.01(b) the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, in the event the Priority Lien Secured Parties release their Lien on any Collateral, each of the Second Lien and Third Lien on such Collateral shall terminate and be released automatically and without further action if (i) such release is permitted under the Second Lien Documents and the Third Lien Documents, (ii) such release is effected in connection with the Priority Lien Agent’s foreclosure upon, or other exercise of rights or remedies with respect to, such Collateral, (iii)(A) after giving effect to such release and the filing of any additional Second Lien Security Documents or supplements or amendments to existing Second Lien Security Documents on or prior to the consummation of such release, the Collateral shall include Oil and Gas Properties subject to such Second Lien Security Documents that include not less than 80% of the total discounted future net revenue of the Grantors’ Oil and Gas Properties located in the United States and adjacent Federal waters constituting Proved Reserves as estimated by W&T in its most recent Reserve Report (or otherwise satisfies any minimum Collateral requirements then in effect in the Priority Lien Documents) (provided that any release in connection with a sale, transfer or other disposition of Collateral in a transaction or circumstance that complies with Section 6.10 of the Term Loan Credit Agreement (or any similar provision of any other Second Lien Documents) and Section 4.1 of the Second Lien Collateral Trust Agreement shall not be subject to the condition in this clause (iii)(A)) and (B) after giving effect to such release and the filing of any additional Third Lien Security Documents or supplements or amendments to existing Third Lien Security Documents on or prior to the consummation of such release, the Collateral securing the Third Lien Obligations shall satisfy any minimum Collateral requirements in the Third Lien Documents (provided that any release in connection with a sale, transfer or other disposition of Collateral

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in a transaction or circumstance that complies with the applicable provisions of the Third Lien Documents and the Third Lien Collateral Trust Agreement shall not be subject to the condition in this clause (iii)(B)) or (iv) such release is effected in connection with a sale or other Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Priority Lien Secured Parties shall have consented to such sale or Disposition of such Collateral; provided that, in the case of each of clauses (ii), (iii) and (iv), the Second Liens and Third Liens on such Collateral shall attach to (and shall remain subject and subordinate to all Priority Liens securing Priority Lien Obligations (other than, in the case of the Second Lien Obligations, Excess Priority Lien Obligations) and, in the case of the Third Liens, shall remain subject and subordinate to (I) all Priority Liens securing Priority Lien Obligations and (II) all Second Liens securing Second Lien Obligations) any proceeds of a sale, transfer or other Disposition of Collateral not paid to the Priority Lien Secured Parties or that remain after the Complete Discharge of Priority Lien Obligations.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, in the event the Second Lien Secured Parties release their Lien on any Collateral, the Third Lien on such Collateral shall terminate and be released automatically and without further action if (i) such release is permitted under the Third Lien Documents, (ii) such release is effected in connection with the Second Lien Collateral Trustee’s foreclosure upon, or other exercise of rights or remedies with respect to, such Collateral, (iii) after giving effect to such release and the filing of any additional Third Lien Security Documents or supplements or amendments to existing Third Lien Security Documents on or prior to the consummation of such release, the Collateral securing the Third Lien Obligations shall satisfy any minimum Collateral requirements in the Third Lien Documents (provided that any release in connection with a sale, transfer or other disposition of Collateral in a transaction or circumstance that complies with the applicable provisions of the Third Lien Documents and the Third Lien Collateral Trust Agreement shall not be subject to the condition in this clause (iii)) or (iv) such release is effected in connection with a sale or other Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Second Lien Secured Parties shall have consented to such sale or Disposition of such Collateral; provided that, in the case of each of clauses (i), (ii), (iii) and (iv), the Third Liens on such Collateral shall attach to (and shall remain subject and subordinate to all Second Liens securing Second Lien Obligations) any proceeds of a sale, transfer or other Disposition of Collateral not paid to the Second Lien Secured Parties or that remain after the Discharge of Second Lien Obligations.

(c) Each of the Second Lien Collateral Trustee and the Third Lien Collateral Trustee agrees to execute and deliver (at the sole cost and expense of the Grantors) all such releases and other instruments as shall reasonably be requested by the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable, to evidence and confirm any release of Collateral provided for in this Section 4.01.

Section 4.02 Certain Agreements With Respect to Insolvency or Liquidation Proceedings. (a) The parties hereto acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code and shall continue in full force and effect, notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or against W&T or any subsidiary of W&T. All references in this Agreement to W&T or any subsidiary of W&T or any other Grantor will include such Person or Persons as a debtor-in-possession and any receiver or trustee for such Person or Persons in an Insolvency or Liquidation Proceeding. For the purposes of this Section 4.02, unless otherwise provided herein, clauses (b) through and including (o) of this Section 4.02 shall be in full force and effect (i) in respect to the Second Lien Collateral Trustee and the Second Lien Secured Parties at all times prior to the Discharge of Priority Lien Obligations and (ii) in respect of the Third Lien Collateral Trustee and the Third Lien Secured Parties at all times prior to Complete Discharge of Priority Lien Obligations and clauses (p) through and including (cc) of this Section 4.02 shall be in full force and effect following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations.

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(b) If W&T or any of its subsidiaries shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, or if any receiver or trustee for such Person or Persons shall, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, (i) the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, agrees that neither it nor any other Second Lien Secured Party and (ii) the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that neither it nor any other Third Lien Secured Party, will raise any objection, contest or oppose, and each Second Lien Secured Party and Third Lien Secured Party will waive any claim such Person may now or hereafter have, to any such financing or to the Liens on the Collateral securing the same (“DIP Financing Liens”), or to any use, sale or lease of cash collateral that constitutes Collateral or to any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless (A) the Priority Lien Agent or the Priority Lien Secured Parties oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral or (B) the maximum principal amount of indebtedness permitted under such DIP Financing exceeds the sum of (I) the amount of Priority Lien Obligations refinanced with the proceeds thereof (not including in the case of any objection, contest or opposition by the Second Lien Collateral Trustee or the Second Lien Secured Parties (but not the Third Lien Collateral Trustee or the Third Lien Secured Parties) the amount, if any, of any Excess Priority Lien Obligations refinanced with such proceeds) and (II) $150,000,000. To the extent such DIP Financing Liens are senior to, or rank pari passu with, the Priority Liens, (1) the Second Lien Collateral Trustee will, for itself and on behalf of the other Second Lien Secured Parties, subordinate the Second Liens on the Collateral to the Priority Liens (other than Excess Priority Lien Obligations) and to such DIP Financing Liens, so long as the Second Lien Collateral Trustee, on behalf of the Second Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens and the Excess Priority Lien Obligations and the Third Liens as existed prior to the commencement of the case under the Bankruptcy Code and (2) the Third Lien Collateral Trustee will, for itself and on behalf of the other Third Lien Secured Parties, subordinate the Third Liens on the Collateral to the Priority Liens, the Second Liens and to such DIP Financing Liens, so long as the Third Lien Collateral Trustee, on behalf of the Third Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens and the Second Liens as existed prior to the commencement of the case under the Bankruptcy Code.

(c) Prior to (i) in the case of the Second Lien Collateral Trustee and the Second Lien Secured Parties the Discharge of Priority Lien Obligations and (ii) in the case of the Third Lien Collateral Agent and the Third Lien Secured Parties the Complete Discharge of Priority Obligations, without the consent of the Priority Lien Agent, in its sole discretion, each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees not to propose, support or enter into any DIP Financing.

(d) Prior to (i) in the case of the Second Lien Collateral Trustee and the Second Lien Secured Parties the Discharge of Priority Lien Obligations and (ii) in the case of the Third Lien Collateral Agent and the Third Lien Secured Parties the Complete Discharge of Priority Obligations, each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that it will not object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) a sale or other Disposition, a motion to sell or Dispose or the bidding procedure for such sale or Disposition

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of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Priority Lien Secured Parties shall have consented to such sale or Disposition, such motion to sell or Dispose or such bidding procedure for such sale or Disposition of such Collateral and all Priority Liens, Second Liens and Third Liens will attach to the proceeds of the sale in the same respective priorities as set forth in this Agreement.

(e) Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any claim that may be had against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any DIP Financing Liens (that is granted in a manner that is consistent with this Agreement) or administrative expense priority under Section 364 of the Bankruptcy Code.

(f) Prior to (i) the Discharge of Priority Lien Obligations, the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party, and (ii) prior to the Complete Discharge of Priority Lien Obligations the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party, will file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral, nor object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) (i) any request by the Priority Lien Agent or any other Priority Lien Secured Party for adequate protection or (ii) any objection by the Priority Lien Agent or any other Priority Lien Secured Party to any motion, relief, action or proceeding based on the Priority Lien Agent or Priority Lien Secured Parties claiming a lack of adequate protection, except that

(i) the Second Lien Secured Parties may:

(A) freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, and with the same relative priority to the Priority Liens and the Third Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Priority Lien Secured Parties; and

(B) freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations; and

(ii) the Third Lien Secured Parties may:

(A) freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, and with the same relative priority to the Priority Liens and the Second Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Priority Lien Secured Parties and the Second Lien Secured Parties; and

(B) freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Complete Discharge of Priority Lien Obligations and the Discharge of Second Lien Obligations.

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(g) Each of the Second Lien Collateral Trustee, for itself and on behalf of each of the other of the Second Lien Secured Parties and the Third Lien Collateral Trustee, for itself and on behalf of each of the other Third Lien Secured Parties, waives any claim it or any such other Second Lien Secured Party or Third Lien Secured Party, as applicable, may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party (or their representatives) arising out of any election by the Priority Lien Agent or any Priority Lien Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code.

(h) (1) The Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, until the Discharge of Priority Lien Obligations neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party shall and (ii) the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, until the Complete Discharge of Priority Lien Obligations, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall, support or vote to accept any plan of reorganization or disclosure statement of W&T or any other Grantor unless (i) such plan is accepted by the Class of Priority Lien Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the payment in full in cash of all Priority Lien Obligations (including all post-petition interest approved by the bankruptcy court, fees and expenses and cash collateralization of all letters of credit) on the effective date of such plan of reorganization, or (ii) such plan provides on account of the Priority Lien Secured Parties for the retention by the Priority Lien Agent, for the benefit of the Priority Lien Secured Parties, of the Liens on the Collateral securing the Priority Lien Obligations, and on all proceeds thereof whenever received, and such plan also provides that any Liens retained by, or granted to, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee are only on property securing the Priority Lien Obligations and shall have the same relative priority with respect to the Collateral or other property, respectively, as provided in this Agreement with respect to the Collateral. Except as provided herein, each of the Second Lien Secured Parties and the Third Lien Secured Parties shall remain entitled to vote their claims in any such Insolvency or Liquidation Proceeding.

(i) The Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party, shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral without the prior written consent of the Priority Lien Agent.

(j) The Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party, shall oppose or seek to challenge any claim by the Priority Lien Agent or any other Priority Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Priority Lien Obligations consisting of post-petition interest, fees or expenses or cash collateralization of all letters of credit to the extent of the value of the Priority Liens (it being understood that such value will be

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determined without regard to the existence of the Second Liens or the Third Liens on the Collateral) other than, in the case of the Second Liens, Liens securing Excess Priority Lien Obligations. Neither Priority Lien Agent nor any other Priority Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Second Lien Obligations or Third Lien Obligations, as applicable, consisting of post-petition interest, fees or expenses to the extent of the value of the Second Liens or the Third Liens, as applicable, on the Collateral; provided that if the Priority Lien Agent or any other Priority Lien Secured Party shall have made any such claim, such claim (i) shall have been approved or (ii) will be approved contemporaneously with the approval of any such claim by the Second Lien Collateral Trustee or any Second Lien Secured Party or the Third Lien Collateral Trustee or any Third Lien Secured Party, as applicable.

(k)

(1) Without the express written consent of the Priority Lien Agent, none of the Second Lien Collateral Trustee or any other Second Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by any of Priority Lien Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to the Priority Lien Secured Parties of interest, fees or expenses under Section 506(b) of the Bankruptcy Code other than payments of interest in respect of Excess Priority Lien Obligations.

(2) Without the express written consent of the Priority Lien Agent, none of the Third Lien Collateral Trustee or any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by any of Priority Lien Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to the Priority Lien Secured Parties of interest, fees or expenses under Section 506(b) of the Bankruptcy Code.

(l) Notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any Lien encumbering any Collateral is not enforceable for any reason, then each of the Second Lien Collateral Trustee for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, any distribution or recovery they may receive in respect of any such Collateral shall be segregated and held in trust and forthwith paid over to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Second Lien Collateral Trustee or the Third Lien Collateral Trustee, as applicable, that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby appoints the Priority Lien Agent, and any officer or agent of the Priority Lien Agent, with full power of substitution, the attorney-in-fact of each Second Lien Secured Party and Third Lien Secured Party for the limited purpose of carrying out the provisions of this Section 4.02(l) and taking any action and executing any instrument that the Priority Lien Agent may deem necessary or advisable to accomplish the purposes of this Section 4.02(l), which appointment is irrevocable and coupled with an interest.

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(m) Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that the Priority Lien Agent shall have the exclusive right to credit bid the Priority Lien Obligations and further that none of the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be) oppose, object to or contest such credit bid by the Priority Lien Agent.

(n) Without the consent of the Priority Lien Agent in its sole discretion, each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees it will not file an involuntary bankruptcy claim or seek the appointment of an examiner or a trustee for W&T or any of its subsidiaries.

(o) Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code as against any Priority Lien Secured Party or any of the Collateral.

(p) If W&T or any of its subsidiaries shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, move for approval of DIP Financing to be provided by one or more DIP Lenders under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that neither it nor any other Third Lien Secured Party will raise any objection, contest or oppose, and each Third Lien Secured Party will waive any claim such Person may now or hereafter have, to any such financing or to the DIP Financing Liens on the Collateral securing the same, or to any use, sale or lease of cash collateral that constitutes Collateral or to any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless (i) the Second Lien Collateral Trustee or the Second Lien Secured Parties oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral or (ii) the maximum principal amount of indebtedness permitted under such DIP Financing exceeds the sum of (A) the amount of Second Lien Obligations refinanced with the proceeds thereof and (B) $150,000,000. To the extent such DIP Financing Liens are senior to, or rank pari passu with, the Second Liens, the Third Lien Collateral Trustee will, for itself and on behalf of the other Third Lien Secured Parties, subordinate the Third Liens on the Collateral to the Second Liens and to such DIP Financing Liens, so long as the Third Lien Collateral Trustee, on behalf of the Third Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens and the Second Liens as existed prior to the commencement of the case under the Bankruptcy Code.

(q) Without the consent of the Second Lien Collateral Trustee in its sole discretion, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees not to propose, support or enter into any DIP Financing.

(r) The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that it will not object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) a sale or other Disposition, a motion to sell or Dispose or the bidding procedure for such sale or Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Second Lien Secured Parties shall have consented to such sale or Disposition, such motion to sell or Dispose or such bidding procedure for such sale or Disposition of such Collateral and all Second Liens and Third Liens will attach to the proceeds of the sale in the same respective priorities as set forth in this Agreement.

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(s) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any claim that may be had against the Second Lien Collateral Trustee or any other Second Lien Secured Party arising out of any DIP Financing Liens (granted in a manner that is consistent with this Agreement) or administrative expense priority under Section 364 of the Bankruptcy Code.

(t) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party will file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral, nor object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) (i) any request by the Second Lien Collateral Trustee or any other Second Lien Secured Party for adequate protection or (ii) any objection by the Second Lien Collateral Trustee or any other Second Lien Secured Party to any motion, relief, action or proceeding based on the Second Lien Collateral Trustee or Second Lien Secured Parties claiming a lack of adequate protection, except that the Third Lien Secured Parties may:

(i) freely seek and obtain relief granting a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, with the same relative priority to the Second Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Second Lien Secured Parties; and

(ii) freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Second Lien Obligations.

(u) The Third Lien Collateral Trustee, for itself and on behalf of each of the other of the Third Lien Secured Parties, waives any claim the Third Lien Collateral Trustee or any such other Third Lien Secured Party may now or hereafter have against the Second Lien Collateral Trustee or any other Second Lien Secured Party (or their representatives) arising out of any election by the Second Lien Collateral Trustee or any Second Lien Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code.

(v) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall support or vote for any plan of reorganization or disclosure statement of W&T or any other Grantor unless (i) such plan is accepted by the Class of Second Lien Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the payment in full in cash of all Second Lien Obligations (including all post-petition interest, fees and expenses) on the effective date of such plan of reorganization, or (ii) such plan provides on account of the Second Lien Secured Parties for the retention by the Second Lien Collateral Trustee, for the benefit of the Second Lien Secured Parties, of the Liens on the Collateral securing the Second Lien Obligations, and on all proceeds thereof whenever received, and such plan also provides that any Liens retained by, or granted to, the Third Lien Collateral Trustee are only on property securing the Second Lien Obligations and shall have the same relative priority with respect to the Collateral or other property, respectively, as provided in this Agreement with respect to the Collateral. Except as provided herein, the Third Lien Secured Parties shall remain entitled to vote their claims in any such Insolvency or Liquidation Proceeding.

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(w) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that until the Discharge of Second Lien Obligations has occurred, neither Third Lien Collateral Trustee nor any Third Lien Secured Party shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the Second Lien Collateral Trustee.

(x) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither Third Lien Collateral Trustee nor any other Third Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Collateral Trustee or any other Second Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Second Liens (it being understood that such value will be determined without regard to the existence of the Third Liens on the Collateral). Neither Second Lien Collateral Trustee nor any other Second Lien Secured Party shall oppose or seek to challenge any claim by the Third Lien Collateral Trustee or any other Third Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Third Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Third Liens on the Collateral; provided that if the Second Lien Collateral Trustee or any other Second Lien Secured Party shall have made any such claim, such claim (i) shall have been approved or (ii) will be approved contemporaneously with the approval of any such claim by the Third Lien Collateral Trustee or any Third Lien Secured Party.

(y) Without the express written consent of the Second Lien Collateral Trustee, neither Third Lien Collateral Trustee nor any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by any of Second Lien Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to the Second Lien Secured Party of interest, fees or expenses under Section 506(b) of the Bankruptcy Code.

(z) Notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any Lien encumbering any Collateral is not enforceable for any reason, then the Third Lien Collateral Trustee for itself and on behalf of each other Third Lien Secured Party, agrees that, any distribution or recovery they may receive in respect of any such Collateral shall be segregated and held in trust and forthwith paid over to the Second Lien Collateral Trustee for the benefit of the Second Lien Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Third Lien Collateral Trustee that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby appoints the Second Lien Collateral Trustee, and any officer or agent of the Second Lien Collateral Trustee, with full power of substitution, the attorney-in-fact of each Third Lien Secured Party for the limited purpose of carrying out the provisions of this Section 4.02(z) and taking any action and executing any instrument that the Second Lien Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Section 4.02(z), which appointment is irrevocable and coupled with an interest.

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(aa) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that subject to Section 4.01(l) the Second Lien Collateral Trustee shall have the exclusive right to credit bid the Second Lien Obligations and further that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be) oppose, object to or contest such credit bid by the Second Lien Collateral Trustee.

(bb) Without the consent of the Second Lien Collateral Trustee in its sole discretion, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees it will not file an involuntary bankruptcy claim or seek the appointment of an examiner or a trustee for W&T or any of its subsidiaries.

(cc) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code as against any Second Lien Secured Party or any of the Collateral.

Section 4.03 Reinstatement. If any Priority Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount (a “Recovery”) for any reason whatsoever, then the Priority Lien Obligations shall be reinstated to the extent of such Recovery and the Priority Lien Secured Parties shall be entitled to a reinstatement of Priority Lien Obligations with respect to all such recovered amounts. Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, a Second Lien Secured Party or a Third Lien Secured Party, as applicable, receives notice of any Recovery, the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable, shall promptly pay over to the Priority Lien Agent any payment received by it and then in its possession or under its control in respect of any Collateral subject to any Priority Lien securing such Priority Lien Obligations and shall promptly turn any Collateral subject to any such Priority Lien then held by it over to the Priority Lien Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made. If this Agreement shall have been terminated prior to any such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any amounts received by the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party and then in its possession or under its control on account of the Second Lien Obligations or Third Lien Obligations, as applicable, after the termination of this Agreement shall, in the event of a reinstatement of this Agreement pursuant to this Section 4.03, be held in trust for and paid over to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties for application to the reinstated Priority Lien Obligations until the discharge thereof. This Section 4.03 shall survive termination of this Agreement.

Section 4.04 Refinancings; Additional Second Lien Debt; Initial Third Lien Indebtedness; Additional Third Lien Debt.

(a) The Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations may be Replaced, by any Priority Substitute Credit Facility, Second Lien Substitute Facility or Third Lien Substitute Facility, as the case may be, in each case, without notice to, or the consent of any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, that (i) the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee shall receive on or prior to incurrence of a Priority Substitute Credit Facility, Second Lien Substitute Facility or Third Lien Substitute Credit Facility (A) an Officers’ Certificate from W&T

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stating that (I) the incurrence thereof is permitted by each applicable Secured Debt Document to be incurred and (II) the requirements of Section 4.06 have been satisfied, and (B) a Priority Confirmation Joinder from the holders or lenders of any indebtedness that Replaces the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations (or an authorized agent, trustee or other representative on their behalf), (ii) the aggregate outstanding principal amount of the Priority Lien Obligations, after giving effect to such Priority Substitute Credit Facility, shall not exceed the Priority Lien Cap and (iii) on or before the date of such incurrence, such Priority Substitute Credit Facility, Second Lien Substitute Facility or Third Lien Substitute Facility is designated by W&T, in an Officers’ Certificate delivered to the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee, as “Priority Lien Debt”, “Second Lien Debt” or “Third Lien Debt”, as applicable, for the purposes of the Secured Debt Documents and this Agreement; provided that no Series of Secured Debt may be designated as more than one of Priority Lien Debt, Second Lien Debt or Third Lien Debt.

(b) W&T will be permitted to designate as an additional holder of Second Lien Obligations or Third Lien Obligations hereunder each Person who is, or who becomes, the registered holder of Second Lien Debt or Third Lien Debt, as applicable, incurred by W&T after the date of this Agreement in accordance with the terms of all applicable Secured Debt Documents. W&T may effect such designation by delivering to the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee, each of the following:

(1) an Officers’ Certificate stating that W&T intends to incur (A) Additional Second Lien Obligations which will be Second Lien Debt, (B) Initial Third Lien Obligations which will be Third Lien Debt or (C) or Additional Third Lien Obligations which will be Third Lien Debt, which in each case, will be permitted by each applicable Secured Debt Document to be incurred and secured by a Second Lien or Third Lien, as applicable, equally and ratably with all previously existing and future Second Lien Debt or Third Lien Debt, as applicable;

(2) an authorized agent, trustee or other representative on behalf of the holders or lenders of any Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable, must be designated as an additional holder of Secured Obligations hereunder and must, prior to such designation, sign and deliver on behalf of the holders or lenders of such Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable, a Priority Confirmation Joinder, and, to the extent necessary or appropriate to facilitate such transaction, a new intercreditor agreement substantially similar to this Agreement, as in effect on the date hereof; and

(3) evidence that W&T has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations deemed necessary by W&T and the holder of such Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable, or its Secured Debt Representative, to ensure that the Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations are secured by the Collateral in accordance with the Second Lien Security Documents or the Third Lien Security Documents, as applicable (provided that such filings and recordings may be authorized, executed and recorded following any incurrence on a post-closing basis if permitted by the Second Lien Representative or Third Lien Representative for such Additional Second Lien Obligations or Additional Third Lien Obligations, as applicable).

(c) W&T will be permitted to enter into an Initial Third Lien Debt Facility to the extent such Initial Third Lien Debt Facility is permitted by the Priority Credit Agreement, the other Priority Lien Documents, the Term Loan Credit Agreement and the other Second Lien Documents. Any Third Lien Debt incurred pursuant to such Initial Third Lien Debt Facility may be secured by a Third Lien

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under and pursuant to the Initial Third Lien Security Documents provided the Third Lien Collateral Trustee, acting for itself and on behalf of the Initial Third Lien Secured Parties, becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) and (ii) of the immediately succeeding paragraph.

In order for the Third Lien Collateral Trustee to become a party to this Agreement,

(1) the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee shall have executed and delivered a Priority Confirmation Joinder pursuant to which (a) such Third Lien Collateral Trustee becomes a Secured Debt Representative hereunder and (b) the Third Lien Debt and the related Initial Third Lien Secured Parties become subject hereto and bound hereby;

(2) W&T shall have delivered to the Priority Lien Agent and the Second Lien Collateral Trustee (A) true and complete copies of each Initial Third Lien Document and (B) an Officer’s Certificate certifying such copies as being true and correct and identifying the obligations to be designated as Initial Third Lien Obligations and the initial aggregate principal amount thereof;

(3) without limiting Section 4.06, the Initial Third Lien Documents relating to such Third Lien Debt shall provide, in a manner satisfactory to the Priority Lien Agent, that each Initial Third Lien Secured Party shall be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Third Lien Debt.

Notwithstanding the foregoing, nothing in this Agreement will be construed to allow W&T or any other Grantor to incur additional indebtedness unless otherwise permitted by the terms of each applicable Secured Debt Document.

Each of the then-exiting Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee shall be authorized to execute and deliver such documents and agreements (including amendments or supplements to this Agreement) as such holders, lenders, agent, trustee or other representative may reasonably request to give effect to any such Replacement or any incurrence of Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, it being understood that the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee or (if permitted by the terms of the applicable Secured Debt Documents) the Grantors, without the consent of any other Secured Party or (in the case of the Grantors) one or more Secured Debt Representatives, may amend, supplement, modify or restate this Agreement to the extent necessary or appropriate to facilitate such amendments or supplements to effect such Replacement or incurrence all at the expense of the Grantors. Upon the consummation of such Replacement or incurrence and the execution and delivery of the documents and agreements contemplated in the preceding sentence, the holders or lenders of such indebtedness and any authorized agent, trustee or other representative thereof shall be entitled to the benefits of this Agreement.

Section 4.05 Amendments to Second Lien Documents and Third Lien Documents. (1)Prior to the Discharge of Priority Lien Obligations, without the prior written consent of the Priority Lien Agent, no Second Lien Document, and (ii) prior to Complete Discharge of Priority Lien Obligations without the prior written consent of the Priority Lien Agent, no Third Lien Document, may be amended, supplemented, restated or otherwise modified and/or refinanced or entered into to the extent such amendment, supplement, restatement or modification and/or refinancing, or the terms of any new Second Lien Document or Third Lien Document, as applicable, would (i) adversely affect the lien priority rights of the Priority Lien Secured Parties or the rights of the Priority Lien Secured Parties to receive payments owing pursuant to the Priority Lien Documents, (ii) except as otherwise provided for in this Agreement,

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add any Liens securing the Collateral granted under the Second Lien Security Documents or the Third Lien Security Documents, (iii) confer any additional rights on the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party in a manner adverse to the Priority Lien Secured Parties, (iv) provide for any scheduled payment of principal, scheduled mandatory redemption or scheduled sinking fund payment prior to the date that is six months after the maturity date of the Priority Lien Debt as in effect on the date of determination, (v) add or modify covenants or events of default that are, taken as a whole, materially more restrictive than those in the Priority Lien Documents after giving effect to any amendments or other modifications to the Priority Lien Documents contemplated in connection with such transaction or (vi) contravene the provisions of this Agreement or the Priority Lien Documents.

Section 4.06 Legends. Each of

(a) the Priority Lien Agent acknowledges with respect to the Priority Credit Agreement and the Priority Lien Security Documents,

(b) the Second Lien Collateral Trustee acknowledges with respect to (i) the Term Loan Credit Agreement and the Term Loan Second Lien Security Documents, and (ii) the Additional Second Lien Debt Facility and the Additional Second Lien Security Documents, if any, and

(c) the Third Lien Collateral Trustee acknowledges with respect to (i) the Initial Third Lien Debt Facility and the Initial Third Lien Security Documents, if any, and (ii) the Additional Third Lien Debt Facility and the Additional Third Lien Security Documents, if any, that the Term Loan Credit Agreement, the Initial Third Lien Debt Facility (if any), the Additional Second Lien Debt Facility (if any), the Additional Third Lien Debt Facility (if any), the Second Lien Documents (other than control agreements to which both the Priority Lien Agent and the Second Lien Collateral Trustee are parties), the Third Lien Documents (other than control agreements to which the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable, and the Third Lien Collateral Trustee are parties) and each associated Security Document (other than control agreements to which both the Priority Lien Agent and the Second Lien Collateral Trustee are parties or, in the case of Third Lien Security Documents, other than control agreements to which the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable, and the Third Lien Collateral Trustee are parties) granting any security interest in the Collateral will contain the appropriate legend set forth on Annex I.

Section 4.07 Second Lien Secured Parties and Third Lien Secured Parties Rights as Unsecured Creditors; Judgment Lien Creditor. Both before and during an Insolvency or Liquidation Proceeding, any of the Second Lien Secured Parties and the Third Lien Secured Parties may take any actions and exercise any and all rights that would be available to a holder of unsecured claims; provided, however, that the Second Lien Secured Parties and the Third Lien Secured Parties may not take any of the actions prohibited by Section 3.02, or Section 3.05(a) or Section 4.02 or any other provision in this Agreement; provided, further, that in the event that any of the Second Lien Secured Parties or Third Lien Secured Parties becomes a judgment lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations or the Third Lien Obligations, as applicable, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Priority Lien Obligations and the Second Lien Obligations, as applicable) as the Second Liens and Third Liens, as applicable, are subject to this Agreement.

Section 4.08 Postponement of Subrogation. (a) Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that no payment or distribution to any Priority Lien Secured Party pursuant to the provisions of this Agreement shall entitle

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any Second Lien Secured Party or Third Lien Secured Party to exercise any rights of subrogation in respect thereof until, in the case of the Second Lien Secured Parties, the Discharge of Priority Lien Obligations, and in the case of the Third Lien Secured Parties, the Complete Discharge of Priority Lien Obligations and the Discharge of Second Lien Obligations shall have occurred. Following the Discharge of Priority Lien Obligations, but subject to the reinstatement as provided in Section 4.03, each Priority Lien Secured Party will execute such documents, agreements, and instruments as any Second Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Priority Lien Obligations that are not Excess Priority Lien Obligations resulting from payments or distributions to such Priority Lien Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Priority Lien Secured Party are paid by such Person upon request for payment thereof.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that no payment or distribution to any Second Lien Secured Party pursuant to the provisions of this Agreement shall entitle any Third Lien Secured Party to exercise any rights of subrogation in respect thereof. Following the Discharge of Second Lien Obligations, but subject to the reinstatement as provided in Section 4.03, each Second Lien Secured Party will execute such documents, agreements, and instruments as any Third Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Second Lien Obligations resulting from payments or distributions to such Second Lien Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Second Lien Secured Party are paid by such Person upon request for payment thereof.

Section 4.09 Acknowledgment by the Secured Debt Representatives. Each of the Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties, the Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges that this Agreement is a material inducement to enter into a business relationship, that each has relied on this Agreement to enter into the Priority Credit Agreement, the Term Loan Credit Agreement and the Third Lien Documents, as applicable, and all documentation related thereto, and that each will continue to rely on this Agreement in their related future dealings.

ARTICLE V -

GRATUITOUS BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

Section 5.01 General. (a) Prior to the Complete Discharge of Priority Lien Obligations, the Priority Lien Agent agrees that if it shall at any time hold a Priority Lien on any Collateral that can be perfected by the possession or control of such Collateral or of any Account in which such Collateral is held, and if such Collateral or any such Account is in fact in the possession or under the control of the Priority Lien Agent, the Priority Lien Agent will serve as gratuitous bailee for (i) the Second Lien Collateral Trustee for the sole purpose of perfecting the Second Lien of the Second Lien Collateral Trustee on such Collateral and (ii) the Third Lien Collateral Trustee for the sole purpose of perfecting the Third Lien of the Third Lien Collateral Trustee on such Collateral. It is agreed that the obligations of the Priority Lien Agent and the rights of the Second Lien Collateral Trustee, the other Second Lien Secured Parties, the Third Lien Collateral Trustee and the other Third Lien Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article II. Notwithstanding anything to the contrary herein, the Priority Lien Agent will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Second Lien or Third Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party or

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any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Second Lien Secured Parties to obtain a perfected Second Lien and the Third Lien Secured Parties to obtain a perfected Third Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such Account by the Priority Lien Agent. The Priority Lien Agent acting pursuant to this Section 5.01 shall not have by reason of the Priority Lien Security Documents, the Second Lien Security Documents, the Third Lien Security Documents, this Agreement or any other document or theory, a fiduciary relationship in respect of any Priority Lien Secured Party, the Second Lien Collateral Trustee, any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party. Subject to Section 4.03 and Section 5.01(a), from and after the Discharge of Priority Lien Obligations, the Priority Lien Agent shall take all such actions in its power as shall reasonably be requested by the Second Lien Collateral Trustee (at the sole cost and expense of the Grantors) to transfer possession or control of such Collateral or any such Account (in each case to the extent the Second Lien Collateral Trustee has a Lien on such Collateral or Account after giving effect to any prior or concurrent releases of Liens) to the Second Lien Collateral Trustee for the benefit of all Second Lien Secured Parties. Subject to Section 4.03 and Section 5.01(a), from time to time and after the Discharge of Priority Lien Obligations, the Second Lien Collateral Trustee shall take all such actions in its power as shall reasonably be requested by (i) if prior to Complete Discharge of Priority Lien Obligations, the Priority Lien Agent, and (ii) if after Discharge of Second Lien Obligations and the Complete Discharge of Priority Lien Obligations, the Third Lien Collateral Trustee (at the sole cost and expense of the Grantors) to transfer possession or control of such Collateral or any such Account (in each case to the extent the Second Lien Collateral Trustee has a Lien on such Collateral or Account after giving effect to any prior or concurrent releases of Liens) to the Priority Lien Agent for the benefit of all Priority Lien Secured Parties or to the Third Lien Collateral Trustee for the benefit of all Third Lien Secured Parties, as applicable.

(b) Following the Discharge of Priority Lien Obligations but prior to the Complete Discharge of Priority Lien Obligations and prior to the Discharge of Second Lien Obligations, the Second Lien Collateral Trustee agrees that if it shall at any time hold a Second Lien on any Collateral that can be perfected by the possession or control of such Collateral or of any Account in which such Collateral is held, and if such Collateral or any such Account is in fact in the possession or under the control of the Second Lien Collateral Trustee, the Second Lien Collateral Trustee will serve as gratuitous bailee for the Priority Lien Agent and the Third Lien Collateral Trustee for the sole purpose of perfecting the Priority Lien of the Priority Lien Agent on such Collateral and the Third Lien of the Third Lien Collateral Trustee on such Collateral. It is agreed that the obligations of the Second Lien Collateral Trustee and the rights of the Priority Lien Agent and the other Priority Secured Parties and Third Lien Collateral Trustee and the other Third Lien Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article II. Notwithstanding anything to the contrary herein, the Second Lien Collateral Trustee will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Priority Lien or the Third Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Priority Lien Agent, any other Priority Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party or any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Priority Lien Agent and the Third Lien Secured Parties to obtain a perfected Priority Lien or Third Lien in such Collateral, as applicable to the extent, if any, that such perfection results from the possession or control of such Collateral or any such Account by the Second Lien Collateral Trustee. The Second Lien Collateral Trustee acting pursuant to this Section 5.01 shall not have by reason of the Priority Lien Documents, the Second Lien Security Documents, the Third Lien Security Documents, this Agreement or any other document or theory, a fiduciary relationship in respect of any Priority Secured Party, any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party. Subject to Section 4.03, from and after the Discharge of Second Lien Obligations, the Second Lien Collateral Trustee shall take all such actions in its power as shall reasonably be requested by the Third Lien

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Collateral Trustee (at the sole cost and expense of the Grantors) to transfer possession or control of such Collateral or any such Account (in each case to the extent the Priority Lien Agent or Third Lien Collateral Trustee has a Lien on such Collateral or Account after giving effect to any prior or concurrent releases of Liens) to the Priority Lien Agent for the benefit of all Priority Secured Parties or the Third Lien Collateral Trustee for the benefit of all Third Lien Secured Parties.

Section 5.02 Deposit Accounts. (a) Prior to the Complete Discharge of Priority Lien Obligations, to the extent that any Account is under the control of the Priority Lien Agent at any time, the Priority Lien Agent will act as gratuitous bailee for (i) the Second Lien Collateral Trustee for the purpose of perfecting the Liens of the Second Lien Secured Parties and (ii) the Third Lien Collateral Trustee for the purpose of perfecting the Liens of the Third Lien Secured Parties in such Accounts and the cash and other assets therein as provided in Section 3.01 (but will have no duty, responsibility or obligation to the Second Lien Secured Parties or the Third Lien Secured Parties (including, without limitation, any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection) except as set forth in the last sentence of this Section 5.02(a)). Unless the Second Liens on such Collateral shall have been or concurrently are released, after the occurrence of Discharge of Priority Lien Obligations, the Priority Lien Agent shall, at the request of the Second Lien Collateral Trustee, cooperate with the Grantors and the Second Lien Collateral Trustee (at the expense of the Grantors) in permitting control of any other Accounts to be transferred to the Second Lien Collateral Trustee (or for other arrangements with respect to each such Accounts satisfactory to the Second Lien Collateral Trustee to be made).

(b) Following the Discharge of Priority Lien Obligations but prior to the Complete Discharge of Priority Lien Obligations and prior to the Discharge of Second Lien Obligations, to the extent that any Account is under the control of the Second Lien Collateral Trustee at any time, the Second Lien Collateral Trustee will act as gratuitous bailee for the Priority Lien Agent and the Third Lien Collateral Trustee for the purpose of perfecting the Liens of the Priority Lien Secured Parties and the Third Lien Secured Parties in such Accounts and the cash and other assets therein as provided in Section 3.01 (but will have no duty, responsibility or obligation to the Priority Lien Secured Parties and the Third Lien Secured Parties (including, without limitation, any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection) except as set forth in the last sentence of this Section 5.02(b)). Unless the Priority Liens and the Third Liens on such Collateral shall have been or concurrently are released, after the occurrence of Discharge of Second Lien Obligations, the Second Lien Collateral Trustee shall, at the request of (i) if prior to the Complete Discharge of Priority Lien Obligations, the Priority Lien Agent and (ii) if following Complete Discharge of Priority Lien Obligations, the Third Lien Collateral Trustee, cooperate with the Grantors and the Priority Lien Agent or the Third Lien Collateral Trustee (at the expense of the Grantors) in permitting control of any other Accounts to be transferred to the Priority Lien Agent or the Third Lien Collateral Trustee, as applicable, (or for other arrangements with respect to each such Accounts satisfactory to the Priority Lien Agent or the Third Lien Collateral Trustee, as applicable to be made).

ARTICLE VI -

APPLICATION OF PROCEEDS; DETERMINATION OF AMOUNTS

Section 6.01 Application of Proceeds. (a) Prior to the Discharge of Priority Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, Collateral or Proceeds received in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Collateral will be applied:

(1) first, to the payment in full in cash of all Priority Lien Obligations that are not Excess Priority Lien Obligations,

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(2) second, to the payment in full in cash of all Second Lien Obligations,

(3) third, to the payment in full in cash of all Excess Priority Lien Obligations,

(4) fourth, to the payment in full in cash of all Third Lien Obligations, and

(5) fifth, to W&T or as otherwise required by applicable law.

(b) Following the Discharge of Priority Obligations but prior to the Discharge of Second Lien Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, Collateral or Proceeds received in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Collateral will be applied:

(1) first, to the payment in full of all Second Lien Obligations,

(2) second, to the payment in full of all Third Lien Obligations, and

(3) third, to W&T or as otherwise required by applicable law.

Section 6.02 Determination of Amounts. Whenever a Secured Debt Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Priority Lien Obligations (or the existence of any commitment to extend credit that would constitute Priority Lien Obligations), Second Lien Obligations or Third Lien Obligations, or the existence of any Lien securing any such obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Secured Debt Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Secured Debt Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Secured Debt Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of W&T. Each Secured Debt Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to W&T or any of their subsidiaries, any Secured Party or any other Person as a result of such determination.

ARTICLE VII -

NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE;

CONSENT OF GRANTORS; ETC.

Section 7.01 No Reliance; Information. The Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties shall have no duty to disclose to any Third Lien Secured Party, Second Lien Secured Party or to any Priority Lien Secured Party, as the case may be, any information relating to W&T or any of the other Grantors, or any other circumstance bearing upon the risk of non-payment of any of the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, as the case may be, that is known or becomes known to any of them or any of their Affiliates. In the event any Priority Lien Secured Party, any Second Lien Secured Party or any Third Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to, any Third Lien Secured Party, any Second Lien Secured Party or any Priority Lien Secured Party, as the case may be, it shall be under no obligation (a) to make, and shall not make or be

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deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (b) to provide any additional information or to provide any such information on any subsequent occasion or (c) to undertake any investigation.

Section 7.02 No Warranties or Liability.

(a) The Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, (i) neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon and (ii) neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Third Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(b) The Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, (i) neither the Priority Lien Agent nor any other Priority Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Priority Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon and (ii) neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Third Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(c) The Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, (i) neither the Priority Lien Agent nor any other Priority Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Priority Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon and (ii) neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(d) (i) The Priority Lien Agent and the other Priority Lien Secured Parties shall have no express or implied duty to the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, (ii) the Second Lien Collateral Trustee and the other Second Lien Secured Parties shall have no express or implied duty to the Priority Lien Agent, any other Priority Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, and (iii) the Third Lien Collateral Trustee shall have no express or implied duty to the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party, in each case to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any Priority Lien Document, any Second Lien Document and any Third Lien Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

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(e) Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby waives any claim that may be had against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any actions which the Priority Lien Agent or such Priority Lien Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any Collateral, and actions with respect to the collection of any claim for all or only part of the Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Lien Documents or the valuation, use, protection or release of any security for such Priority Lien Obligations. The Third Lien Collateral Trustee, for itself and on behalf each other Third Lien Secured Party, hereby waives any claim that may be had against the Second Lien Collateral Trustee or any other Second Lien Secured Party arising out of any actions which the Second Lien Collateral Trustee or such Second Lien Secured Party takes or omits to take following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any Collateral, and actions with respect to the collection of any claim for all or only part of the Second Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Second Lien Documents or the valuation, use, protection or release of any security for such Second Lien Obligations.

Section 7.03 Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the Priority Lien Agent and the other Priority Lien Secured Parties, the Second Lien Collateral Trustee and the other Second Lien Secured Parties, and the Third Lien Collateral Trustee and the other Third Lien Secured Parties shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Secured Debt Document;

(b) any change in the time, place or manner of payment of, or in any other term of (including the Replacing of), all or any portion of the Priority Lien Obligations, it being specifically acknowledged that a portion of the Priority Lien Obligations consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;

(c) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Secured Debt Document;

(d) the securing of any Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any guarantee securing any Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations;

(e) the commencement of any Insolvency or Liquidation Proceeding in respect of W&T or any other Grantor; or

(f) any other circumstances that otherwise might constitute a defense available to, or a discharge of, W&T or any other Grantor in respect of the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations.

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Section 7.04 Grantors Consent and Agreement. (a) Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the Secured Debt Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).

(b) W&T agrees to deliver to the Second Lien Collateral Trustee a copy of any Officers’ Certificate delivered by W&T as provided in (i) the proviso of the definition of Priority Lien Cap or (ii) the definition of Priority Lien Debt, provided, however, that failure to deliver a copy thereof to the Second Lien Collateral Trustee shall not impair the effectiveness of any such Officers’ Certificate under this Agreement.

ARTICLE VIII -

REPRESENTATIONS AND WARRANTIES

Section 8.01 Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

(b) This Agreement has been duly executed and delivered by such party.

(c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority of which the failure to obtain could reasonably be expected to have a Material Adverse Effect (as defined in the Priority Credit Agreement), (ii) will not violate any applicable law or regulation or any order of any Governmental Authority or any indenture, agreement or other instrument binding upon such party which could reasonably be expected to have a Material Adverse Effect and (iii) will not violate the charter, by-laws or other organizational documents of such party.

Section 8.02 Representations and Warranties of Each Representative. Each of the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee represents and warrants to the other parties hereto that it is authorized under the Priority Credit Agreement, the Second Lien Collateral Trust Agreement and the Third Lien Collateral Trust Agreement, as the case may be, to enter into this Agreement.

ARTICLE IX -

MISCELLANEOUS

Section 9.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the Original Priority Lien Agent, to it at:

Toronto Dominion (Texas) LLC

31 West 52nd Street, 20th Floor

New York, New York 10019

Tel: (212) 827-7600

Fax: (212) 827-7227

Attn: Rose Warren

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(with a copy to:

909 Fannin, Suite 1950

Houston, Texas 77010

Tel: (713) 653-8211

Fax: (713) 652-2647

Attn: Martin Snyder)

(b) if to the Original Second Lien Collateral Trustee, to it at:

Morgan Stanley Senior Funding, Inc.

1300 Thames Street, 4th Floor

Thames Street Wharf

Baltimore, Maryland 21231

Facsimile: (212) 404-9645

Attention: Documentation Team

(c) if to any other Secured Debt Representative, to such address as specified in the Priority Confirmation Joinder.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a business day) and on the next business day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five business days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to in writing among W&T, the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

Section 9.02 Waivers; Amendment. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Secured Debt Representative; provided, however, that this Agreement may be amended from time to time as provided in Section 4.04. Any amendment of this Agreement that is proposed to be effected without the consent of a Secured Debt Representative as permitted by the proviso to the preceding sentence shall be submitted to such Secured Debt Representative for its review at least 5 business days prior to the proposed effectiveness of such amendment.

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Section 9.03 Actions Upon Breach; Specific Performance. (a) (1) Prior to the Complete Discharge of Priority Lien Obligations, if any Second Lien Secured Party or Third Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Collateral, such Grantor, with the prior written consent of the Priority Lien Agent, may interpose as a defense or dilatory plea the making of this Agreement, and any Priority Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor and (ii) following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, if any Third Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Collateral, such Grantor, with the prior written consent of the Second Lien Collateral Trustee, may interpose as a defense or dilatory plea the making of this Agreement, and any Second Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor.

(b) (1) Prior to the Complete Discharge of Priority Lien Obligations, should any Second Lien Secured Party or Third Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of this Agreement or fail to take any action required by this Agreement, the Priority Lien Agent or any other Priority Lien Secured Party (in its own name or in the name of the relevant Grantor) or the relevant Grantor, with the prior written consent of the Priority Lien Agent, (A) may obtain relief against such Second Lien Secured Party or Third Lien Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each of the Second Lien Collateral Trustee on behalf of each Second Lien Secured Party and the Third Lien Collateral Trustee on behalf of each Third Lien Secured Party that (I) the Priority Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (II) each Second Lien Secured Party and Third Lien Secured Party waives any defense that the Grantors and/or the Priority Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages, and (B) shall be entitled to damages, as well as reimbursement for all reasonable and documented costs and expenses incurred in connection with any action to enforce the provisions of this Agreement and (ii) following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, should any Third Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of this Agreement or fail to take any action required by this Agreement, the Second Lien Collateral Trustee or any other Second Lien Secured Party (in its own name or in the name of the relevant Grantor) or the relevant Grantor, with the prior written consent of the Second Lien Collateral Trustee, (A) may obtain relief against such Third Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Third Lien Collateral Trustee on behalf of each Third Lien Secured Party that (I) the Second Lien Secured Parties damages from its actions may at that time be difficult to ascertain and may be irreparable, and (II) each Third Lien Secured Party waives any defense that the Grantors and/or the Second Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages, and (B) shall be entitled to damages, as well as reimbursement for all reasonable and documented costs and expenses incurred in connection with any action to enforce the provisions of this Agreement.

Section 9.04 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

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Section 9.05 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 9.06 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.08 Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 9.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED,

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EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.10 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.11 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any Secured Debt Documents, the provisions of this Agreement shall control; provided, however, that if any of the provisions of the Second Lien Security Documents or Third Lien Security Documents limit, qualify or conflict with the duties imposed by the provisions of the TIA, in each case, the TIA shall control.

Section 9.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the distinct and separate relative rights of the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties. None of W&T, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Sections 4.01, 4.02, 4.04, or 4.05) is intended to or will amend, waive or otherwise modify the provisions of the Priority Credit Agreement, the Term Loan Credit Agreement or the Third Lien Documents, as applicable), and except as expressly provided in this Agreement neither W&T nor any other Grantor may rely on the terms hereof (other than Sections 4.01, 4.02, 4.04, or 4.05, Article VII and Article IX). Nothing in this Agreement is intended to or shall impair the obligations of W&T or any other Grantor, which are absolute and unconditional, to pay the Obligations under the Secured Debt Documents as and when the same shall become due and payable in accordance with their terms. Notwithstanding anything to the contrary herein or in any Secured Debt Document, the Grantors shall not be required to act or refrain from acting pursuant to this Agreement, any Priority Lien Document, any Second Lien Document or any Third Lien Document with respect to any Collateral in any manner that would cause a default under any Priority Lien Document.

Section 9.13 Certain Terms Concerning the Second Lien Collateral Trustee and the Third Lien Collateral Trustee. (a) The Second Lien Collateral Trustee is executing and delivering this Agreement solely in its capacity as such and pursuant to direction set forth in the Second Lien Collateral Trust Agreement; and in so doing, the Second Lien Collateral Trustee shall not be responsible for the terms or sufficiency of this Agreement for any purpose. The Second Lien Collateral Trustee shall have no duties or obligations under or pursuant to this Agreement other than such duties and obligations as may be expressly set forth in this Agreement as duties and obligations on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to the Agreement, the Second Lien Collateral Trustee shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the Term Loan Credit Agreement and the other Second Lien Documents (including without limitation Article 5 and Section 7.8 of the Second Lien Collateral Trust Agreement).

(b) The Third Lien Collateral Trustee is executing and delivering this Agreement solely in its capacity as such and pursuant to direction set forth in the Third Lien Collateral Trust Agreement; and in so doing, the Third Lien Collateral Trustee shall not be responsible for the terms or sufficiency of this Agreement for any purpose. The Third Lien Collateral Trustee shall have no duties or obligations under or pursuant to this Agreement other than such duties and obligations as may be

54

expressly set forth in this Agreement as duties and obligations on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to the Agreement, the Third Lien Collateral Trustee shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under any Third Lien Document.

Section 9.14 Certain Terms Concerning the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee. None of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee shall have any liability or responsibility for the actions or omissions of any other Secured Party, or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. None of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or W&T) any amounts in violation of the terms of this Agreement, so long as the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee, as the case may be, is acting in good faith. Each party hereto hereby acknowledges and agrees that each of the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee is entering into this Agreement solely in its capacity under the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents, respectively, and not in its individual capacity. (a) The Priority Lien Agent shall not be deemed to owe any fiduciary duty to (i) the Second Lien Collateral Trustee or any other Second Lien Representative or any other Second Lien Secured Party or (ii) the Third Lien Collateral Trustee or any other Third Lien Representative or any other Third Lien Secured Party; (b) the Second Lien Collateral Trustee shall not be deemed to owe any fiduciary duty to (i) the Priority Lien Agent or any other Priority Lien Secured Party or (ii) the Third Lien Collateral Trustee or any other Third Lien Representative or any other Third Lien Secured Party; and (c) the Third Lien Collateral Trustee shall not be deemed to owe any fiduciary duty to (i) the Priority Lien Agent or any other Priority Lien Secured Party or (ii) the Second Lien Collateral Trustee or any other Second Lien Representative or any other Second Lien Secured Party.

Section 9.15 Authorization of Secured Agents. By accepting the benefits of this Agreement and the other Priority Lien Security Documents, each Priority Lien Secured Party authorizes the Priority Lien Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Second Lien Security Documents, each Second Lien Secured Party authorizes the Second Lien Collateral Trustee to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Third Lien Security Documents, each Third Lien Secured Party authorizes the Third Lien Collateral Trustee to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith.

Section 9.16 Further Assurances. Each of the Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Party, the Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties, the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

Section 9.17 Relationship of Secured Parties. Nothing set forth herein shall create or evidence a joint venture, partnership or an agency or fiduciary relationship among the Secured Parties. None of the Secured Parties nor any of their respective directors, officers, agents or employees shall be responsible to any other Secured Party or to any other Person for any Grantor’s solvency, financial condition or ability

55

to repay the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, or for statements of any Grantor, oral or written, or for the validity, sufficiency or enforceability of the Priority Lien Documents, the Second Lien Documents or the Third Lien Documents, or any security interests granted by any Grantor to any Secured Party in connection therewith. Each Secured Party has entered into its respective financing agreements with the Grantors based upon its own independent investigation, and none of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee makes any warranty or representation to the other Secured Debt Representatives or the Secured Parties for which it acts as agent nor does it rely upon any representation of the other agents or the Secured Parties for which it acts as agent with respect to matters identified or referred to in this Agreement.

Section 9.18 Third Lien Provisions. Notwithstanding any of the foregoing provisions, until such time as the Third Lien Collateral Trustee has, pursuant to the terms hereof (including but not limited Section 4.04(c)), entered into, and, for itself and on behalf of the Third Lien Secured Parties, agreed to be bound by the terms of, this Agreement and executed a Priority Joinder Confirmation, the provisions of this Agreement relating to the Third Lien Obligations (including, but not limited to, the definitions of “Additional Third Lien Debt Facility”, “Additional Third Lien Documents”, “Additional Third Lien Obligations”, “Additional Third Lien Secured Parties”, “Additional Third Lien Security Documents”, “Initial Third Lien Debt Facility”, Initial Third Lien Documents”, “Initial Third Lien Obligations”, Initial Third Lien Secured Parties”, “Initial Third Lien Security Documents”, “Series of Third Lien Debt”, “Third Lien”, “Third Lien Collateral”, “Third Lien Collateral Trust Agreement”, “Third Lien Collateral Trustee”, “Third Lien Debt”, “Third Lien Documents”, “Third Lien First Standstill Period”, “Third Lien Obligations”, “Third Lien Representative”, “Third Lien Second Standstill Period”, “Third Lien Secured Parties”, “Third Lien Security Documents” and “Third Lien Substitute Facility” and provisions regarding priority, enforcement actions, Standstill Periods, release of Liens, Insolvency or Liquidation Proceedings, reinstatement, amendments to Third Lien Documents and application of proceeds) shall not be operative.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TORONTO DOMINION (TEXAS), LLC, as Priority Lien Agent

By:	/s/ Wallace Wong
Name:	Wallace Wong
Title:	Authorized Signatory

Signature Page

Intercreditor Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Second Lien Collateral Trustee

By:	/s/ Henrik Z. Sandstrom
Name:	Henrik Z. Sandstrom
Title:	Authorized Signatory

Signature Page

Intercreditor Agreement

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

W&T OFFSHORE, INC.

By:	/s/ John D. Gibbons
Name:	John D. Gibbons
Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:

W&T ENERGY VI, LLC

By:	W&T Offshore, Inc.
Sole Member

By:	/s/ John D. Gibbons
Name:	John D. Gibbons
Title:	Senior Vice President and Chief Financial Officer

W&T ENERGY VII, LLC

By:	W&T Offshore, Inc.
Sole Member

By:	/s/ John D. Gibbons
Name:	John D. Gibbons
Title:	Senior Vice President and Chief Financial Officer

Signature Page

Intercreditor Agreement

ANNEX I

Provision for the Term Loan Credit Agreement, any Additional Second Lien Debt Facility, the Second Lien Documents, the Initial Third Lien Debt Facility, any Additional Third Lien Debt Facility and the Third Lien Documents

Reference is made to the Intercreditor Agreement, dated as of May 11, 2015, between TORONTO DOMINION (TEXAS), LLC, as Priority Lien Agent (as defined therein), and Morgan Stanley Senior Funding, Inc., as Second Lien Collateral Trustee (as defined therein) (the “Intercreditor Agreement”). Each holder of [any Additional Second Lien Obligations][Initial Third Lien Obligations][Additional Third Lien Obligations], by its acceptance of such [Additional Second Lien Obligations][Initial Third Lien Obligations][Additional Third Lien Obligations] i) consents to the subordination of Liens provided for in the Intercreditor Agreement, ii) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement and iii) authorizes and instructs the [Second/Third] Lien Collateral Trustee on behalf of each [Second/Third] Lien Secured Party (as defined therein) to enter into the Intercreditor Agreement as [Second/Third] Lien Collateral Trustee on behalf of such [Second/Third] Lien Secured Parties. The foregoing provisions are intended as an inducement to the lenders under the Priority Credit Agreement to extend credit to W&T and such lenders are intended third party beneficiaries of such provisions and the provisions of the Intercreditor Agreement.

Provision for all Priority Lien Security Documents, Term Loan Second Lien Security Documents, any Additional Second Lien Security Documents, the Initial Third Lien Security Documents and the Additional Third Lien Security Documents that Grant a Security Interest in Collateral

Reference is made to the Intercreditor Agreement, dated as of May 11, 2015, between TORONTO DOMINION (TEXAS), LLC, as Priority Lien Agent (as defined therein), and Morgan Stanley Senior Funding, Inc., as Second Lien Collateral Trustee (as defined therein) (the “Intercreditor Agreement”). Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, [(i) consents (or is deemed to consent), to the subordination of Liens provided for in the Intercreditor Agreement,] 1 [(i)][(ii)] agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, [(ii)][(iii)] authorizes (or is deemed to authorize) the [Priority Lien Agent] [Second Lien Collateral Trustee] [Third Lien Collateral Trustee] on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and [(iii)][(iv)] acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.

Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement). In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

[1]	This bracketed language would not apply to the Priority Lien Security Documents.

Annex I - 1

EXHIBIT A

to Intercreditor Agreement

[FORM OF]

PRIORITY CONFIRMATION JOINDER

Reference is made to the Intercreditor Agreement, dated as of May 11, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) between TORONTO DOMINION (TEXAS), LLC, as Priority Lien Agent for the Priority Lien Secured Parties (as defined therein), and Morgan Stanley Senior Funding, Inc., as Second Lien Collateral Trustee for the Second Lien Secured Parties (as defined therein).

Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement. This Priority Confirmation Joinder is being executed and delivered pursuant to Section 4.04 [(a)][(b)][(c)] of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being [Additional [Second/Third] Lien Obligations][Initial third Lien Obligations] under the Intercreditor Agreement.

1. Joinder. The undersigned, [    ], a [    ], (the “New Representative”) as [trustee] [collateral trustee] [administrative agent] [collateral agent] under that certain [describe applicable indenture, credit agreement or other document governing the Additional Second or [Initial/Additional] Third Lien Obligations] hereby:

(a) represents that the New Representative has been authorized to become a party to the Intercreditor Agreement on behalf of the [Priority Lien Secured Parties under a Priority Substitute Credit Facility] [Term Loan Second Lien Secured Parties under the Second Lien Substitute Facility] [Additional Second Lien Secured Parties under the Additional Second Lien Debt Facility] [Initial Third Lien Secured Parties under the Initial Third Lien Debt Facility] [Additional Third Lien Secured Parties under the Additional Third Lien Debt Facility] as [a Priority Lien Agent under a Priority Substitute Credit Facility] [a Second Lien Collateral Trustee under a Second Lien Substitute Facility] [a Third Lien Collateral Trustee under a Third Lien Substitute Facility] [Secured Debt Representative] [Second Lien Representative] [Third Lien Representative] under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and

(b) agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

[Address];

2. Priority Confirmation.

[Option A: to be used if additional debt constitutes Priority Debt] The undersigned New Representative, on behalf of itself and each Priority Lien Secured Party for which the undersigned is acting as [Administrative Agent] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Priority Lien Obligations under the Intercreditor Agreement, that the New Representative is bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens.

[or]

Exhibit A - 1

[Option B: to be used if additional debt constitutes a Series of Second Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Second Lien Debt [that constitutes Second Lien Substitute Facility] for which the undersigned is acting as [Second Lien Representative] [Second Lien Collateral Trustee] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Debt under the Intercreditor Agreement, that:

(a) all Second Lien Obligations will be and are secured equally and ratably by all Second Liens at any time granted by W&T or any other Grantor to secure any Obligations in respect of such Series of Second Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Second Lien Debt, and that all such Second Liens will be enforceable by the Second Lien Collateral Trustee with respect to such Series of Second Lien Debt for the benefit of all Second Lien Secured Parties equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as [Second Lien Representative] are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; and

(c) the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as [Second Lien Representative] appoints the Second Lien Collateral Trustee and consents to the terms of the Intercreditor Agreement and the performance by the Second Lien Collateral Trustee of, and directs the Second Lien Collateral Trustee to perform, its obligations under the Intercreditor Agreement and the Second Lien Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto. [or]

[Option C: to be used if additional debt constitutes a Series of Third Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Third Lien Debt [that constitutes Third Lien Substitute Facility] for which the undersigned is acting as [Third Lien Representative][Third Lien Collateral Trustee] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Debt under the Intercreditor Agreement, that:

(a) all Third Lien Obligations will be and are secured equally and ratably by all Third Liens at any time granted by W&T or any other Grantor to secure any Obligations in respect of such Series of Third Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Third Lien Debt, and that all such Third Liens will be enforceable by the Third Lien Collateral Trustee with respect to such Series of Third Lien Debt for the benefit of all Third Lien Secured Parties equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Third Lien Debt for which the undersigned is acting as [Third Lien Representative] [Third Lien Collateral Trustee] are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; and

[(c) the New Representative and each holder of Obligations in respect of the Series of Third Lien Debt for which the undersigned is acting as [Third Lien Representative] appoints the Third Lien Collateral Trustee and consents to the terms of the Intercreditor Agreement and the performance by the Third Lien Collateral Trustee of, and directs the Third Lien Collateral Trustee to perform, its obligations under the Intercreditor Agreement and the Third Lien Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto.]2

[2]	Necessary only in the case of an incurrence of Additional Third Lien Obligations.

Exhibit A - 2

3. Full Force and Effect of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

4. Governing Law and Miscellaneous Provisions. The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Priority Confirmation Joinder.

5. Expenses. W&T agree to reimburse each Secured Debt Representative for its reasonable out of pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.

Exhibit A - 3

IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of [             , 20    ].

[insert name of New Representative]

By:

Name:

Title:

The Priority Lien Agent hereby acknowledges receipt of this Priority Confirmation Joinder [and agrees to act as Priority Lien Agent for the New Representative and the holders of the Obligations represented thereby]:

as Priority Lien Agent

By:

Name:

Title:

The Second Lien Collateral Trustee hereby acknowledges receipt of this Priority Confirmation Joinder [and agrees to act as Second Lien Collateral Trustee for the New Representative and the holders of the Obligations represented thereby]:

as Second Lien Collateral Trustee

By:

Name:

Title:

[The Third Lien Collateral Trustee hereby acknowledges receipt of this Priority Confirmation Joinder [and agrees to act as Third Lien Collateral Trustee for the New Representative and the holders of the Obligations represented thereby]:

as Third Lien Collateral Trustee

By:

Name:

Title:

Acknowledged and Agreed to by:

W&T OFFSHORE, INC., as Borrower

By:

Name:

Title:

Exhibit A - 4

EXHIBIT B

to Intercreditor Agreement

SECURITY DOCUMENTS

PART A.

List of Priority Lien Security Documents

1.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated February 2, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “1998 Mortgage”), from W&T Offshore, Inc., as Mortgagor and Debtor (as defined in the 1998 Mortgage) to the Trustee (as defined in the 1998 Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the 1998 Mortgage).

2.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of December 13, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Offshore I Mortgage”) from Offshore Energy I LLC, as Mortgagor and Debtor (as defined in the Offshore I Mortgage) to the Trustee (as defined in the Offshore I Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Offshore I Mortgage).

3.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of December 13, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Offshore II Mortgage”) from Offshore Energy II LLC, as Mortgagor and Debtor (as defined in the Offshore II Mortgage) to the Trustee (as defined in the Offshore II Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Offshore II Mortgage).

4.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of December 13, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Offshore III Mortgage”) from Offshore Energy III LLC, as Mortgagor and Debtor (as defined in the Offshore III Mortgage) to the Trustee (as defined in the Offshore III Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Offshore III Mortgage).

5.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of December 13, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Gulf Mortgage”) from Gulf of Mexico Oil and Gas Properties LLC, as Mortgagor and Debtor (as defined in the Gulf Mortgage) to the Trustee (as defined in the Gulf Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Gulf Mortgage).

6.

Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated effective as of August 24, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Offshore Shelf Mortgage”)

Exhibit B - 1

from Offshore Shelf LLC, as Mortgagor and Debtor (as defined in the Offshore Shelf Mortgage) to the Trustee (as defined in the Offshore Shelf Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Offshore Shelf Mortgage).

7.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of April 30, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Energy VI Mortgage”) from W&T Energy VI, LLC, as Mortgagor and Debtor (as defined in the Energy VI Mortgage) to the Trustee (as defined in the Energy VI Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Energy VI Mortgage).

8.	Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of May 5, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Alabama Mortgage”) from W&T Energy VI, LLC, as Mortgagor and Debtor (as defined in the Alabama Mortgage) to the Trustee (as defined in the Alabama Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Alabama Mortgage).

9.	Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of May 5, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Louisiana Mortgage”) from W&T Energy VI, LLC, as Mortgagor and Debtor (as defined in the Louisiana Mortgage) to the Trustee (as defined in the Louisiana Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Louisiana Mortgage).

10.	Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of June 21, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “2011 Mortgage”) from W&T Offshore, Inc, as Mortgagor and Debtor (as defined in the 2011 Mortgage) to the Trustee (as defined in the 2011 Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the 2011 Mortgage).

11.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of July 1, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Energy VI Multistate Mortgage”) from W&T Energy VI, LLC, as Mortgagor and Debtor (as defined in the Energy VI Multistate Mortgage) to the Trustee (as defined in the Energy VI Multistate Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Energy VI Multistate Mortgage).

12.	Guaranty, dated as of May 5, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Energy VII Guaranty”) made by W & T Energy VII, LLC, in favor of the Administrative Agent, for its benefit and the ratable benefit of each other Lender Party (as defined in the Energy VII Guaranty).

13.	Amended and Restated Guaranty, dated as of May 5, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Energy VI Guaranty”) made by W & T Energy VI, LLC, in favor of the Administrative Agent, for its benefit and the ratable benefit of each other Lender Party (as defined in the Energy VI Guaranty).

Exhibit B - 2

14.	Fourth Amended and Restated Security Agreement, Pledge and Irrevocable Proxy, dated as of May 5, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Borrower Security Agreement”) made by W&T Offshore, Inc., in favor of the Administrative Agent, for its benefit and the ratable benefit of each other Lender Party (as defined in the Borrower Security Agreement).

15.	Security Agreement, Pledge and Irrevocable Proxy, dated as of May 5, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantor Security Agreement”) made by Energy VI, LLC and Energy VII, LLC, in favor of the Administrative Agent, for its benefit and the ratable benefit of each other Lender Party (as defined in the Guarantor Security Agreement).

PART B.

List of Term Loan Second Lien Security Documents

1.	Security Agreement, Pledge and Irrevocable Proxy, dated as of May 11, 2015, from W&T Offshore, Inc. (the “Borrower”) in favor of Morgan Stanley Senior Funding, Inc., as Collateral Trustee for the Parity Lien Secured Parties (the “Collateral Trustee”).

2.	Security Agreement, Pledge and Irrevocable Proxy, dated as of May 11, 2015, from W & T Energy VI, LLC and W & T Energy VII, LLC (each a “Guarantor”, and together the “Guarantors”) in favor of the Collateral Trustee.

3.	Collateral Trust Agreement, dated as of May 11, 2015, by and among the Borrower, the Guarantors, Morgan Stanley Senior Funding, Inc., as Administrative Agent under the Term Loan Credit Agreement (in such capacity the “Administrative Agent”), and the Collateral Trustee.

4.	Guaranty, dated as of May 11, 2015, from W & T Energy VI, LLC in favor of the Administrative Agent and each of the other Lender Parties (as defined in the Term Loan Credit Agreement).

5.	Guaranty, dated as of May 11, 2015, from W & T Energy VII, LLC in favor of the Administrative Agent and each of the other Lender Parties (as defined in the Term Loan Credit Agreement).

PART C.

List of Initial Third Lien Security Documents

1.	None as of the date hereof.

Exhibit B - 3

EXHIBIT G

FORM OF SENIOR LIEN

INTERCREDITOR AGREEMENT

[see attached]

Execution Version

INTERCREDITOR AGREEMENT

dated as of September 7, 2016 between

Toronto Dominion (Texas) LLC,

as Priority Lien Agent,

and

Cortland Capital Market Services LLC

as 1.5 Lien Agent

THIS IS THE INTERCREDITOR AGREEMENT REFERRED TO IN (A) THE SENIOR SECURED 1.5 LIEN CREDIT AGREEMENT DATED AS OF SEPTEMBER 7, 2016, AMONG W&T OFFSHORE, INC., AS THE BORROWER, CORTLAND CAPITAL MARKET SERVICES LLC, AS 1.5 LIEN ADMINISTRATIVE AGENT AND THE LENDERS PARTY THERETO FROM TIME TO TIME, (B) THE FIFTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2013, AS AMENDED, SUPPLEMENTED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG W&T OFFSHORE, INC., THE LENDERS PARTY THERETO FROM TIME TO TIME AND TORONTO DOMINION (TEXAS), LLC, AS ADMINISTRATIVE AGENT, (C) THE OTHER LOAN DOCUMENTS REFERRED TO IN SUCH SENIOR SECURED 1.5 LIEN CREDIT AGREEMENT AND (D) THE OTHER LOAN DOCUMENTS REFERRED TO IN SUCH FIFTH AMENDED AND RESTATED CREDIT AGREEMENT.

TABLE OF CONTENTS

		Page

ARTICLE I
DEFINITIONS

Section 1.01	Construction; Certain Defined Terms	1

ARTICLE II
LIEN PRIORITIES

Section 2.01	Relative Priorities	11
Section 2.02	Prohibition on Marshalling, Etc.	11
Section 2.03	No New Liens	12
Section 2.04	Similar Collateral and Agreements	12
Section 2.05	No Duties of Priority Lien Agent	12

ARTICLE III
ENFORCEMENT RIGHTS; PURCHASE OPTION

Section 3.01	Limitation on Enforcement Action	13
Section 3.02	Standstill Period; Permitted Enforcement Action	14
Section 3.03	Insurance	14
Section 3.04	Notification of Release of Collateral	15
Section 3.05	No Interference; Payment Over	15
Section 3.06	Purchase Option	16

ARTICLE IV
OTHER AGREEMENTS

Section 4.01	Release of Liens; Automatic Release of 1.5 Liens	19
Section 4.02	Certain Agreements With Respect to Insolvency or Liquidation Proceedings	19
Section 4.03	Reinstatement	22
Section 4.04	Refinancings; Additional 1.5 Lien Debt	23
Section 4.05	Amendments to 1.5 Lien Documents	23
Section 4.06	Legends	24
Section 4.07	1.5 Lien Secured Parties Rights as Unsecured Creditors; Judgment Lien Creditor	24
Section 4.08	Postponement of Subrogation	24
Section 4.09	Acknowledgment by the Secured Debt Representatives	24

ARTICLE V
GRATUITOUS BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

Section 5.01	General	25
Section 5.02	Deposit Accounts	25

i

Annex and Exhibits

Annex I

Exhibit A	Form of Priority Confirmation Joinder
Exhibit B	Security Documents

ii

INTERCREDITOR AGREEMENT, dated as of September 7, 2016 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), between TORONTO DOMINION (TEXAS), LLC, (“TD Texas”) as administrative agent for the Priority Lien Secured Parties referred to herein (in such capacity, and together with its successors and assigns in such capacity, the “Original Priority Lien Agent”) and CORTLAND CAPITAL MARKET SERVICES LLC, as administrative agent for the 1.5 Lien Secured Parties referred to herein (in such capacity, and together with its successors in such capacity, the “Original 1.5 Lien Agent”).

Reference is made to (a) the Priority Credit Agreement (defined below) and (b) the 1.5 Lien Credit Agreement (defined below).

Original Priority Lien Agent, Morgan Stanley Senior Funding, Inc. and W&T Offshore, Inc. (“W&T”) entered into the Intercreditor Agreement dated as of May 11, 2015 (as amended, supplemented or otherwise modified from time to time the “Second Lien Intercreditor Agreement”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Priority Lien Agent (for itself and on behalf of the Priority Lien Secured Parties) and the 1.5 Lien Agent (for itself and on behalf of the 1.5 Lien Secured Parties) agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Construction; Certain Defined Terms. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any reference herein to any agreement, instrument, other document, statute or regulation shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b) All terms used in this Agreement that are defined in Article 1, 8 or 9 of the New York UCC (whether capitalized herein or not) and not otherwise defined herein have the meanings assigned to them in Article 1, 8 or 9 of the New York UCC. If a term is defined in Article 9 of the New York UCC and another Article of the New York UCC, such term shall have the meaning assigned to it in Article 9 of the New York UCC.

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(c) As used in this Agreement, the following terms have the meanings specified below:

“1.5 Lien” means a Lien granted by a 1.5 Lien Document to the 1.5 Lien Agent, at any time, upon any Collateral by any Grantor to secure 1.5 Lien Obligations (including Liens on such Collateral under the security documents associated with any 1.5 Lien Substitute Facility).

“1.5 Lien Agent” means the Original 1.5 Lien Agent, and, from and after the date of execution and delivery of a 1.5 Lien Substitute Credit Facility, the agent, collateral agent, trustee or other representative of the lenders or holders of the indebtedness and other Obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.

“1.5 Lien Collateral” means all “Collateral”, as defined in the 1.5 Lien Credit Agreement or any other 1.5 Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any 1.5 Lien Obligation.

“1.5 Lien Credit Agreement” means the Senior Secured 1.5 Lien Credit Agreement dated the date hereof among W&T, as borrower, the Original 1.5 Lien Agent, the lenders parties thereto, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time with the same and/or different lenders and/or agents and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any 1.5 Lien Substitute Facility.

“1.5 Lien Debt” means the indebtedness under the 1.5 Lien Credit Agreement that was permitted to be incurred and secured under the 1.5 Lien Credit Agreement (or as to which the lenders under the 1.5 Lien Credit Agreement obtained an Officers’ Certificate at the time of incurrence to the effect that such indebtedness was permitted to be incurred and secured by all applicable Secured Debt Documents) and additional indebtedness under any 1.5 Lien Substitute Credit Facility.

“1.5 Lien Documents” means the 1.5 Lien Credit Agreement, the 1.5 Lien Security Documents, the other “Loan Documents” (as defined in the 1.5 Lien Credit Agreement) and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing, or executed or delivered in connection with, any 1.5 Lien Substitute Credit Facility.

“1.5 Lien Obligations” means the 1.5 Lien Debt and all other Obligations in respect of or in connection with 1.5 Lien Debt. Notwithstanding any other provision hereof, the term “1.5 Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the 1.5 Lien Credit Agreement and the other 1.5 Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding, and whether or not allowable in an Insolvency or Liquidation Proceeding. To the extent that any payment with respect to the 1.5 Lien Obligations (whether by or on behalf of W&T, as proceeds of security, enforcement of any right of set-off, or otherwise) is declared to be fraudulent or preferential in any respect, set aside, or required to be paid to a debtor in possession, trustee, receiver, or similar Person, then the obligation or part thereof originally intended to be satisfied will be deemed to be reinstated and outstanding as if such payment had not occurred.

“1.5 Lien Secured Parties” means, at any time, the 1.5 Lien Agent, each lender or issuing bank under the 1.5 Lien Credit Agreement, the beneficiaries of each indemnification obligation undertaken by any Grantor under any 1.5 Lien Document, each other Person that provides letters of credit, guarantees or other credit support related thereto under any 1.5 Lien Document and each other holder of, or obligee in respect of, any 1.5 Lien Obligations (including pursuant to a 1.5 Lien Substitute Credit Facility), in each case to the extent designated as a secured party (or a party entitled to the benefits of the security) under any 1.5 Lien Document outstanding at such time.

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“1.5 Lien Security Documents” means the 1.5 Lien Credit Agreement (insofar as the same grants a Lien on the Collateral), each agreement listed in Part B of Exhibit B hereto, and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by W&T or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the 1.5 Lien Agent (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any 1.5 Lien Substitute Credit Facility).

“1.5 Lien Substitute Facility” means any Credit Facility with respect to which the requirements contained in Section 4.04 of this Agreement have been satisfied, that is permitted to be incurred pursuant to the Priority Lien Documents and that Replaces the 1.5 Lien Credit Agreement then in existence. For the avoidance of doubt, no 1.5 Lien Substitute Facility shall be required to be evidenced by a credit agreement or loan agreement and may be a facility evidenced or governed by a note agreement, promissory note, indenture or any other agreement or instrument; provided that any such 1.5 Lien Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priority as set forth herein as of the date hereof) as the other Liens securing the 1.5 Lien Obligations are subject to under this Agreement.

“1.5 Lien Term Loans” means the “Loans” (as defined in the 1.5 Lien Credit Agreement) incurred by W&T under the 1.5 Lien Credit Agreement on the date hereof.

“Accounts” has the meaning assigned to such term in Section 3.01(a).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person will be deemed to be control. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Bank Product” means each and any of the following bank services and products provided to W&T or any other Grantor by any lender (or any Affiliate thereof) under the Priority Credit Agreement who is entitled to the benefits of the security under any Priority Lien Documents: (1) commercial credit cards; (2) stored value cards; and (3) Treasury Management Arrangements (including controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Bank Product Obligations” means any and all obligations of W&T or any other Grantor, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with any Bank Product.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Board of Directors” means: (1) with respect to a corporation, the board of directors of the corporation; (2) with respect to a partnership, the Board of Directors of the general partner of the partnership; and (3) with respect to any other Person, the board or committee of such Person serving a similar function.

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“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in Houston, Texas or in New York, New York are authorized or required by law to close.

“Capital Stock” means (a) in the case of a corporation, corporate stock; (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Class” means (a) in the case of Priority Lien Debt, the Priority Lien Debt, taken together and (b) in the case of 1.5 Lien Debt, the 1.5 Lien Debt, taken together.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting the Priority Lien Collateral or the 1.5 Lien Collateral.

“Credit Facilities” means, with respect to W&T or any of the Grantors, one or more current or future debt facilities (including, without limitation, the Priority Credit Agreement) indentures or commercial paper facilities with banks, investment banks, insurance companies, trust companies, mutual funds, other lenders, investors or any of the foregoing providing for revolving credit loans, term loans, notes, debt securities, guarantees, receivables financing (including through the sale of receivables to such lenders, or to special purpose entities formed to borrow from (or sell such receivables to) such lenders against such receivables), letters of credit, bankers’ acceptances, or other borrowings, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced (in each case, without limitation as to amount), in whole or in part, from time to time and any agreements and related documents governing indebtedness or other obligations incurred to refinance amounts then outstanding or permitted to be outstanding, (whether upon or after termination or otherwise) (including by means of sales of debt securities to institutional investors) in whole or in part from time to time

“DIP Financing” has the meaning assigned to such term in Section 4.02(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 4.02(b).

“DIP Lenders” has the meaning assigned to such term in Section 4.02(b).

“Discharge of Priority Lien Obligations” means the occurrence of all of the following:

(a) termination or expiration of all commitments to extend credit that would constitute Priority Lien Debt;

(b) payment in full in cash of the principal of and interest and premium (if any) on all Priority Lien Debt (other than any undrawn letters of credit);

(c) discharge or cash collateralization (at the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Priority Lien Document) of all outstanding letters of credit constituting Priority Lien Obligations;

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(d) payment in full of all of Hedging Obligations constituting Priority Lien Obligations (and, with respect to any particular Hedging Contract (as defined in the Priority Credit Agreement as in effect on the date hereof), termination of such agreement and payment in full in cash of all obligations there under or such other arrangements as have been made with the counterparty thereto acceptable to the counterparty; and

(e) payment in full in cash of all other Priority Lien Obligations (other than Excess Priority Lien Obligations), including without limitation, Bank Product Obligations, that are outstanding and unpaid at the time the Priority Lien Debt is paid in full in cash (other than Excess Priority Lien Obligations and any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided that, if at any time after the Discharge of Priority Lien Obligations has occurred, W&T enters into any Priority Lien Document evidencing a Priority Lien Obligation which incurrence is not prohibited by the applicable Secured Debt Documents, then such Discharge of Priority Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Priority Lien Obligations (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Priority Lien Obligations), and, from and after the date on which W&T designates such Indebtedness as Priority Lien Debt in accordance with this Agreement, the obligations under such Priority Lien Document shall automatically and without any further action be treated as Priority Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement, any 1.5 Lien Obligations shall be deemed to have been at all times 1.5 Lien Obligations and at no time Priority Lien Obligations. For the avoidance of doubt, a Replacement as contemplated by Section 4.04 shall not be deemed to cause a Discharge of Priority Lien Obligations.

“Disposition” shall mean any sale, lease, exchange, assignment, license, contribution, transfer or other disposition. “Dispose” shall have a correlative meaning.

“Excess Priority Lien Obligations” means Obligations constituting Priority Lien Obligations for the principal amount of indebtedness (including letters of credit and reimbursement obligations) under the Priority Credit Agreement and/or any other Credit Facility pursuant to which Priority Lien Debt has been issued to the extent that such Obligations for principal, letters of credit and reimbursement obligations are in excess of the amount in clause (a) of the definition of “Priority Lien Cap” plus interest, premium, if any, and fees related to such excess principal amount.

“Excluded Assets” means (i) cash, certificates of deposit, deposit accounts, money market accounts or other such liquid assets to the extent that such cash, certificate of deposit, deposit account, money market account or other such liquid assets are on deposit or maintained with the Priority Lien Agent or any other holder of Priority Lien Obligations to cash collateralize letters of credit constituting Priority Lien Obligations rather than generally to the holders of the Priority Lien Obligations or to the Priority Lien Collateral Agent for the benefit of the holders of Priority Lien Obligations as a whole, (ii) any governmental approval, license or permit that by its terms or by operation of law or regulation would be void, voidable, terminable or revocable if mortgaged, pledged or assigned under the terms of the Security Documents, (iii) Capital Stock in excess of 65% of the voting Capital Stock in Subsidiaries that are (a) FSHCOs (as defined in the 1.5 Lien Credit Agreement) or (b) Foreign Subsidiaries (as defined in the 1.5 Lien Credit Agreement) that are CFCs (as defined in the 1.5 Lien Credit Agreement) or are disregarded entities that own Capital Stock in CFCs and (iv) other property or assets of W&T or any Grantor that are not required to be subject to a Lien securing the Priority Lien Obligations pursuant to the Priority Lien Documents except to the extent that such property or assets are subject to a Priority Lien generally in favor of all holders of Priority Lien Obligations.

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“Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantor” means W&T, each other subsidiary of W&T that shall have granted any Lien in favor of any of the Priority Lien Agent or the 1.5 Lien Agent on any of its assets or properties to secure any of the Secured Obligations.

“Hedging Obligations” means, with respect to any Grantor, the obligations of such Grantor owed to any lender (or Affiliate thereof) under the Priority Credit Agreement who is entitled to the benefits of the security under the Priority Lien Documents under:

(a) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements entered into with one or more financial institutions and other arrangements or agreements designed to protect such Grantor or any subsidiary thereof entering into the agreement against fluctuations in interest rates with respect to indebtedness incurred;

(b) foreign exchange contracts and currency protection agreements entered into with one or more financial institutions and designed to protect such Grantor or any subsidiary thereof entering into the agreement against fluctuations in currency exchange rates with respect to indebtedness incurred;

(c) any commodity futures contract, commodity option or other similar agreement or arrangement designed to protect against fluctuations in the price of commodities used, produced, processed or sold by that Grantor or any subsidiary thereof at the time; and

(d) other agreements or arrangements designed to protect such Grantor against fluctuations in interest rates, commodity prices or currency exchange rates.

“Hydrocarbon Interests” means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, working interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

“Insolvency or Liquidation Proceeding” means:

(a) any case commenced by or against W&T or any other Grantor under the Bankruptcy Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of W&T or any other Grantor, any receivership or assignment for the benefit of creditors relating to W&T or any other Grantor or any similar case or proceeding relative to W&T or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to W&T or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c) any other proceeding of any type or nature in which substantially all claims of creditors of W&T or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

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“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, hypothecation, or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any agreement to give a security interest therein and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means any principal (including reimbursement obligations and obligations to provide cash collateral with respect to letters of credit whether or not drawn), interest (including, to the extent legally permitted, all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premium (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable under the documentation governing any Indebtedness.

“Officer” means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Senior Vice President, any Vice President or any Assistant Vice President of such Person.

“Officers’ Certificate” means a certificate signed on behalf of W&T by any Officers of W&T.

“Oil and Gas Properties” means (a) Hydrocarbon Interests; (b) the properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any governmental authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of hydrocarbons from or attributable to such Hydrocarbon Interests; (e) all hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and (g) all properties, rights, titles, interests and estates described or referred to above, including any and all property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells (including those used for either environmental sampling or remedial purposes), structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“Original Priority Lien Agent” has the meaning assigned to such term in the preamble hereto.

“Original 1.5 Lien Agent” has the meaning assigned to such term in the preamble hereto.

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“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Priority Confirmation Joinder” means an agreement substantially in the form of Exhibit A.

“Priority Credit Agreement” means the Fifth Amended and Restated Credit Agreement, dated as of November 8, 2013, among W&T as borrower, the Original Priority Lien Agent, the lenders party thereto from time to time and the other agents named therein, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time with the same and/or different lenders and/or agents and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Priority Substitute Credit Facility.

“Priority Lien” means a Lien granted by W&T or any Grantor in favor of the Priority Lien Agent, at any time, upon any Property of W&T or such Grantor to secure Priority Lien Obligations (including Liens on such Collateral under the security documents associated with any Priority Substitute Credit Facility).

“Priority Lien Agent” means the Original Priority Lien Agent, and, from and after the date of execution and delivery of a Priority Substitute Credit Facility, the agent, collateral agent, trustee or other representative of the lenders or holders of the indebtedness and other Obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.

“Priority Lien Cap” means, as of any date, (a) the aggregate principal amount of Indebtedness (including any interest paid-in-kind) that may be incurred under clause (1) of the definition of “Permitted Debt” and secured by a Priority Lien under clause (1) of the definition of “Permitted Liens” as of such date (each as defined in the 1.5 Lien Credit Agreement as in effect on the date hereof) plus (b) the amount of all Hedging Obligations, to the extent such Hedging Obligations are secured by the Priority Liens, plus (c) the amount of all Bank Product Obligations, plus (d) the amount of accrued and unpaid interest (excluding any interest paid-in-kind) and outstanding fees, to the extent such Obligations are secured by the Priority Liens; provided that for all purposes of this Agreement and the Secured Debt Documents the lenders under the Priority Lien Credit Agreement shall be entitled to rely on an Officers’ Certificate to the effect that after giving effect to any credit extension under the Priority Credit Agreement the Priority Lien Debt does not exceed the Priority Lien Cap.

“Priority Lien Collateral” shall mean all “Collateral”, as defined in the Priority Credit Agreement or any other Priority Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Priority Lien Obligation.

“Priority Lien Debt” means the indebtedness under the Priority Credit Agreement (including letters of credit and reimbursement obligations with respect thereto) that was permitted to be incurred and secured under the Priority Credit Agreement and the 1.5 Lien Documents (or as to which the lenders under the Priority Credit Agreement obtained an Officers’ Certificate at the time of incurrence to the effect that such indebtedness was permitted to be incurred and secured by all applicable Secured Debt Documents) and additional indebtedness under any Priority Substitute Credit Facility.

“Priority Lien Documents” means the Priority Credit Agreement, the Priority Lien Security Documents, the other “Loan Documents” (as defined in the Priority Credit Agreement) and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing, or executed or delivered in connection with, any Priority Substitute Credit Facility.

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“Priority Lien Obligations” means the Priority Lien Debt and all other Obligations in respect of or in connection with Priority Lien Debt together with Hedging Obligations and the Bank Product Obligations, in each case to the extent that such Obligations are secured by Priority Liens. For the avoidance of doubt, Hedging Obligations shall only constitute Priority Lien Obligations to the extent that such Hedging Obligations are secured under the terms of the Priority Credit Agreement or Priority Lien Security Documents. Notwithstanding any other provision hereof, the term “Priority Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the Priority Credit Agreement and the other Priority Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding, and whether or not allowable in an Insolvency or Liquidation Proceeding. To the extent that any payment with respect to the Priority Lien Obligations (whether by or on behalf of W&T, as proceeds of security, enforcement of any right of set-off, or otherwise) is declared to be fraudulent or preferential in any respect, set aside, or required to be paid to a debtor in possession, trustee, receiver, or similar Person, then the obligation or part thereof originally intended to be satisfied will be deemed to be reinstated and outstanding as if such payment had not occurred.

“Priority Lien Secured Parties” means, at any time, the Priority Lien Agent, each lender or issuing bank under the Priority Credit Agreement, each holder, provider or obligee of any Hedging Obligations and Bank Product Obligations, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Priority Lien Document, each other Person that provides letters of credit, guarantees or other credit support related thereto under any Priority Lien Document and each other holder of, or obligee in respect of, any Priority Lien Obligations (including pursuant to a Priority Substitute Credit Facility), in each case to the extent designated as a secured party (or a party entitled to the benefits of the security) under any Priority Lien Document outstanding at such time.

“Priority Lien Security Documents” means the Priority Credit Agreement (insofar as the same grants a Lien on the Collateral), each agreement listed in Part A of Exhibit B hereto, and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by W&T or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Priority Lien Agent (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Priority Substitute Credit Facility).

“Priority Substitute Credit Facility” means any Credit Facility with respect to which the requirements contained in Section 4.04 of this Agreement have been satisfied, that is permitted to be incurred pursuant to the 1.5 Lien Credit Agreement as in effect on the date hereof and that Replaces the Priority Credit Agreement then in existence. For the avoidance of doubt, no Priority Substitute Credit Facility shall be required to be a revolving or asset-based loan facility and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any Priority Lien securing such Priority Substitute Credit Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof).

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

“Proved Reserves” means “Proved Reserves” as defined in the Definitions for Oil and Gas Reserves (the “Reserve Definitions”) promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.

“Purchase Notice” has the meaning assigned to such term in Section 3.06.

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“Replaces” means, (a) in respect of any agreement with reference to the Priority Credit Agreement or the Priority Lien Obligations or any Priority Substitute Credit Facility, that such agreement refunds, refinances or replaces the Priority Credit Agreement, the Priority Lien Obligations or such Priority Substitute Credit Facility in whole (in a transaction that is in compliance with Section 4.04) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Priority Credit Agreement, Priority Lien Obligations or such Priority Substitute Credit Facility, in part and (b) in respect of any agreement with reference to the 1.5 Lien Documents, the 1.5 Lien Obligations or any 1.5 Lien Substitute Facility, that such indebtedness refunds, refinances or replaces the 1.5 Lien Documents, the 1.5 Lien Obligations or such 1.5 Lien Substitute Facility in whole (in a transaction that is in compliance with Section 4.04) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the 1.5 Lien Documents, the 1.5 Lien Obligations or such 1.5 Lien Substitute Facility, in part. “Replace,” “Replaced” and “Replacement” shall have correlative meanings.

“Reserve Report” has the meaning assigned to the term “Engineering Report” in the Priority Credit Agreement as in effect on the date hereof.

“Secured Debt Documents” means the Priority Lien Documents and the 1.5 Lien Documents.

“Secured Debt Representative” means the Priority Lien Agent and the 1.5 Lien Agent.

“Secured Obligations” means the Priority Lien Obligations and the 1.5 Lien Obligations.

“Secured Parties” means the Priority Lien Secured Parties and the 1.5 Lien Secured Parties.

“Security Documents” means the Priority Lien Security Documents and the 1.5 Lien Security Documents.

“Series of Secured Debt” means the Priority Lien Debt and the 1.5 Lien Debt.

“Standstill Period” has the meaning assigned to such term in Section 3.02(a)(i).

“Subsidiary” means, with respect to any specified Person: (1) any corporation, association, limited liability company or other business entity (other than a partnership) of which more than 50% of the total voting power of Voting Stock is at the time owned or controlled, directly or through another subsidiary, by that Person or one or more of the other subsidiaries of that Person (or a combination thereof); and (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are that Person or one or more subsidiaries of that Person (or any combination thereof), or (c) as to which such Person and its subsidiaries are entitled to receive more than 50% of the assets of such partnership upon its dissolution.

“TIA” means the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date hereof.

“Treasury Management Arrangement” means any agreement or other arrangement governing the provision of treasury or cash management services, including deposit accounts, overdraft, credit or debit card, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.

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“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled (without regard to the occurrence of any contingency) to vote in the election of the Board of Directors of such Person.

“W&T” has the meaning assigned to such term in the preamble hereto.

ARTICLE II

LIEN PRIORITIES

Section 2.01 Relative Priorities. (a) The grant of the Priority Liens pursuant to the Priority Lien Documents and the grant of the 1.5 Liens pursuant to the 1.5 Lien Documents create two separate and distinct Liens on the Collateral.

(b) Notwithstanding anything contained in this Agreement, the Priority Lien Documents, the 1.5 Lien Documents or any other agreement or instrument or operation of law to the contrary, or any other circumstance whatsoever and irrespective of (i) how a Lien was acquired (whether by grant, possession, statute, operation of law, subrogation, or otherwise), (ii) the time, manner, or order of the grant, attachment or perfection of a Lien, (iii) any conflicting provision of the New York UCC or other applicable law, (iv) any defect in, or non-perfection, setting aside, or avoidance of, a Lien or a Priority Lien Document or a 1.5 Lien Document, (v) the modification of a Priority Lien Obligation or a 1.5 Lien Obligation, or (vi) the subordination of a Lien on Collateral securing a Priority Lien Obligation to a Lien securing another obligation of W&T or other Person that is permitted under the Priority Lien Documents as in effect on the date hereof or securing a DIP Financing, the 1.5 Lien Agent, on behalf of itself and the other 1.5 Lien Secured Parties hereby agrees that (i) any Priority Lien on any Collateral now or hereafter held by or for the benefit of any Priority Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all 1.5 Liens on any Collateral and (ii) any 1.5 Lien on any Collateral now or hereafter held by or for the benefit of any 1.5 Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all Priority Liens on any Collateral.

(c) It is hereby acknowledged and agreed that, subject to the Priority Lien Cap (as provided herein), (i) the aggregate amount of the Priority Lien Obligations may be increased from time to time pursuant to the terms of the Priority Lien Documents, (ii) a portion of the Priority Lien Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and (iii) (A) the Priority Lien Documents may be replaced, restated, supplemented, restructured or otherwise amended or modified from time to time and (B) the Priority Lien Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, in the case of the foregoing (A) and (B) all without affecting the subordination of the 1.5 Liens hereunder or the provisions of this Agreement defining the relative rights of the Priority Lien Secured Parties and the 1.5 Lien Secured Parties. The lien priorities provided for herein shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, renewal, restatement or Replacement of either the Priority Lien Obligations (or any part thereof) or the 1.5 Lien Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any Priority Lien Obligations or by any action that any Secured Debt Representative or Secured Party may take or fail to take in respect of any Collateral.

Section 2.02 Prohibition on Marshalling, Etc. Until the Discharge of Priority Lien Obligations, neither the 1.5 Lien Agent nor any other 1.5 Lien Secured Party will assert any marshalling, appraisal, valuation, or other similar right that may otherwise be available to a junior secured creditor.

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Section 2.03 No New Liens. The parties hereto agree that, so long as the Discharge of Priority Lien Obligations has not occurred, none of the Grantors shall, nor shall any Grantor permit any of its subsidiaries to, (i) grant or permit any additional Liens on any asset of a Grantor to secure any 1.5 Lien Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor to secure the Priority Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Priority Lien Agent to accept such Lien will not prevent the 1.5 Lien Agent from taking the Lien or (iii) grant or permit any additional Liens on any asset of a Grantor to secure any Priority Lien Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor to secure the 1.5 Lien Obligations and has taken all actions required to perfect such Liens; provided that (x) no Grantor shall be required to grant a Lien on any Excluded Assets and (y) the refusal or inability of the 1.5 Lien Agent to accept such Lien will not prevent the Priority Lien Agent from taking the Lien. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the Priority Lien Agent, the other Priority Lien Secured Parties, each of the 1.5 Lien Agent, for itself and on behalf of the other 1.5 Lien Secured Parties, agrees that any amounts received by or distributed to any 1.5 Lien Secured Party, pursuant to or as a result of any Lien granted in contravention of this Section 2.03 shall be subject to Section 3.05(b).

Section 2.04 Similar Collateral and Agreements. The parties hereto acknowledge and agree that it is their intention that the Priority Lien Collateral and the 1.5 Lien Collateral be identical (other than with respect to Excluded Assets of the type described in clause (i) of the definition thereof, which shall not constitute 1.5 Lien Collateral). In furtherance of the foregoing, the parties hereto agree (a) to cooperate in good faith in order to determine, upon any reasonable request by the Priority Lien Agent, or the 1.5 Lien Agent, the specific assets included in the Priority Lien Collateral, and the 1.5 Lien Collateral, the steps taken to perfect the Priority Liens, and the 1.5 Liens thereon and the identity of the respective parties obligated under the Priority Lien Documents and the 1.5 Lien Documents in respect of the Priority Lien Obligations and the 1.5 Lien Obligations, respectively, (b) that the 1.5 Lien Security Documents creating Liens on the Collateral shall be in all material respects the same forms of documents as the respective Priority Lien Security Documents creating Liens on the Collateral other than (i) with respect to the priority nature of the Liens created thereunder in such Collateral, (ii) such other modifications to such 1.5 Lien Security Documents which are less restrictive than the corresponding Priority Lien Security Documents, (iii) provisions in the 1.5 Lien Security Documents which are solely applicable to the rights and duties of the 1.5 Lien Agent and/or the 1.5 Lien Agent, and (iv) with such deletions or modifications of representations, warranties and covenants as are customary with respect to security documents establishing Liens securing publicly traded debt securities.

Section 2.05 No Duties of Priority Lien Agent. The 1.5 Lien Agent, for itself and on behalf of each 1.5 Lien Secured Party, acknowledges and agrees that neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have any duties or other obligations to any such 1.5 Lien Secured Party with respect to any Collateral, other than to transfer to the 1.5 Lien Agent any remaining Collateral and any proceeds of the sale or other Disposition of any such Collateral remaining in its possession following the associated Discharge of Priority Lien Obligations without representation or warranty on the part of the Priority Lien Agent or any Priority Lien Secured Party. In furtherance of the foregoing, each 1.5 Lien Secured Party acknowledges and agrees that until the Discharge of Priority Lien Obligations (subject to the terms of Section 3.02, including the rights of the 1.5 Lien Secured Parties following the expiration of any applicable Standstill Period), the Priority Lien Agent shall be entitled, for the benefit of the Priority Lien Secured Parties, to sell, transfer or otherwise Dispose of or deal with such Collateral, as provided herein and in the Priority Lien Documents, without regard to any 1.5 Lien or any rights to which the 1.5 Lien Agent or any 1.5 Lien Secured Party would otherwise be entitled as a result of such 1.5 Lien. Without limiting the foregoing, each 1.5 Lien Secured Party agrees that neither the Priority Lien Agent

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nor any other Priority Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, Dispose of or otherwise liquidate all or any portion of such Collateral, in any manner that would maximize the return to the 1.5 Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale, Disposition or liquidation may affect the amount of proceeds actually received by the 1.5 Lien Secured Parties, as applicable, from such realization, sale, Disposition or liquidation. Each of the 1.5 Lien Secured Parties waives any claim such 1.5 Lien Secured Party may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any actions which the Priority Lien Agent or the Priority Lien Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Lien Documents or the valuation, use, protection or release of any security for the Priority Lien Obligations.

ARTICLE III

ENFORCEMENT RIGHTS; PURCHASE OPTION

Section 3.01 Limitation on Enforcement Action. Prior to the Discharge of Priority Lien Obligations, the 1.5 Lien Agent, for itself and on behalf of each 1.5 Lien Secured Party, hereby agrees that, subject to Section 3.05(b) and Section 4.07, none of the 1.5 Lien Agent or any other 1.5 Lien Secured Party shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Collateral under any 1.5 Lien Security Document, applicable law or otherwise (including but not limited to any right of setoff), it being agreed that only the Priority Lien Agent, acting in accordance with the applicable Priority Lien Documents, shall have the exclusive right (and whether or not any Insolvency or Liquidation Proceeding has been commenced), to take any such actions or exercise any such remedies, in each case, without any consultation with or the consent of the 1.5 Lien Agent or any other 1.5 Lien Secured Party. In exercising rights and remedies with respect to the Collateral, the Priority Lien Agent and the other Priority Lien Secured Parties may enforce the provisions of the Priority Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion and regardless of whether such exercise and enforcement is adverse to the interest of any 1.5 Lien Secured Party. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. Without limiting the generality of the foregoing, the Priority Lien Agent will have the exclusive right to deal with that portion of the Collateral consisting of deposit accounts and securities accounts (collectively “Accounts”), including exercising rights under control agreements with respect to such Accounts. The 1.5 Lien Agent, for itself and on behalf of the other 1.5 Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any 1.5 Lien Security Document or any other 1.5 Lien Document, shall be deemed to restrict in any way the rights and remedies of the Priority Lien Agent or the other Priority Lien Secured Parties with respect to the Collateral as set forth in this Agreement. Notwithstanding the foregoing, subject to Section 3.05, the 1.5 Lien Agent, on behalf of the 1.5 Lien Secured Parties, may, but will have no obligation to, take all such actions (not adverse to the Priority Liens or the rights of the Priority Lien Agent and the Priority Lien Secured Parties) it deems necessary to perfect or continue the perfection of the 1.5 Liens in the Collateral or to create, preserve or protect (but not enforce) the 1.5 Liens in the Collateral. Nothing herein shall limit the right or ability of the 1.5 Lien Secured Parties to (i) purchase (by credit bid or otherwise) all or any portion of the Collateral in connection with any enforcement of

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remedies by the Priority Lien Agent to the extent that, and so long as, the Priority Lien Secured Parties receive payment in full in cash of all Priority Lien Obligations after giving effect thereto or (ii) file a proof of claim with respect to the 1.5 Lien Obligations.

Section 3.02 Standstill Period; Permitted Enforcement Action. Notwithstanding the foregoing Section 3.01, both before and during an Insolvency or Liquidation Proceeding:

Prior to Discharge of Priority Lien Obligations, after a period of 150 days has elapsed (which period will be tolled during any period in which the Priority Lien Agent is not entitled, on behalf of the Priority Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction or (B) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which the 1.5 Lien Agent has delivered to the Priority Lien Agent written notice of the acceleration of any 1.5 Lien Debt (the “Standstill Period”), the 1.5 Lien Agent and the other 1.5 Lien Secured Parties may enforce or exercise their rights or remedies with respect to any Collateral; provided, however that notwithstanding the expiration of the Standstill Period or anything in the 1.5 Lien Collateral Trust Agreement to the contrary, in no event may the 1.5 Lien Agent or any other 1.5 Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the Priority Lien Agent on behalf of the Priority Lien Secured Parties or any other Priority Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to the Collateral or any such action or proceeding (prompt written notice thereof to be given to the 1.5 Lien Representatives by the Priority Lien Agent); provided, further, that, at any time after the expiration of the Standstill Period, if neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have commenced and be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof) the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, and the 1.5 Lien Agent shall have commenced the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, then for so long as the 1.5 Lien Agent is diligently pursuing such rights or remedies, none of any Priority Lien Secured Party or the Priority Lien Agent shall take any action of a similar nature with respect to such Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding; and

Section 3.03 Insurance. Unless and until the Discharge of Priority Lien Obligations has occurred (subject to the terms of Section 3.02, including the rights of the 1.5 Lien Secured Parties following expiration of the Standstill Period), the Priority Lien Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the Priority Lien Documents, to adjust and settle claims in respect of Collateral under any insurance policy in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of Priority Lien Obligations has occurred, and subject to the rights of the Grantors under the Priority Lien Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect to the Collateral shall be paid to the Priority Lien Agent pursuant to the terms of the Priority Lien Documents (including for purposes of cash collateralization of commitments, letters of credit and Hedging Obligations). If the 1.5 Lien Agent or any 1.5 Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of the foregoing, it shall pay such proceeds over to the Priority Lien Agent. In addition, if by virtue of being named as an additional insured

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or loss payee of any insurance policy of any Grantor covering any of the Collateral, the 1.5 Lien Agent or any other 1.5 Lien Secured Party shall have the right to adjust or settle any claim under any such insurance policy, then unless and until the Discharge of Priority Lien Obligations has occurred, the 1.5 Lien Agent and any such 1.5 Lien Secured Party shall follow the instructions of the Priority Lien Agent, or of the Grantors under the Priority Lien Documents to the extent the Priority Lien Documents grant such Grantors the right to adjust or settle such claims, with respect to such adjustment or settlement (subject to the terms of Section 3.02, including the rights of the 1.5 Lien Secured Parties following expiration of the Standstill Period).

Section 3.04 Notification of Release of Collateral. Each of the Priority Lien Agent and the 1.5 Lien Agent shall give the other Secured Debt Representatives prompt written notice of the Disposition by it of, and Release by it of the Lien on, any Collateral; provided that no such notice shall be necessary for a Release of the Lien on any Collateral upon Discharge of Priority Lien Obligations. Such notice shall describe in reasonable detail the subject Collateral, the parties involved in such Disposition or Release, the place, time manner and method thereof, and the consideration, if any, received therefor; provided, however, that the failure to give any such notice shall not in and of itself in any way impair the effectiveness of any such Disposition or Release.

Section 3.05 No Interference; Payment Over.

(a) No Interference. The 1.5 Lien Agent, for itself and on behalf of each 1.5 Lien Secured Party, agrees that each 1.5 Lien Secured Party (i) will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any 1.5 Lien pari passu with, or to give such 1.5 Lien Secured Party any preference or priority relative to, any Priority Lien with respect to the Collateral or any part thereof, (ii) will not challenge or question in any proceeding the validity or enforceability of any Priority Lien Obligations or Priority Lien Document, or the validity, attachment, perfection or priority of any Priority Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement, (iii) will not take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other Disposition of the Collateral by any Priority Lien Secured Party or the Priority Lien Agent acting on their behalf, (iv) shall have no right to (A) direct the Priority Lien Agent or any other Priority Lien Secured Party to exercise any right, remedy or power with respect to any Collateral or (B) consent to the exercise by the Priority Lien Agent or any other Priority Lien Secured Party of any right, remedy or power with respect to any Collateral, (v) will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Priority Lien Agent or other Priority Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither the Priority Lien Agent nor any other Priority Lien Secured Party shall be liable for, any action taken or omitted to be taken by the Priority Lien Agent or other Priority Lien Secured Party with respect to any Priority Lien Collateral, (vi) will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other Disposition of such Collateral, (vii) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement, (viii) will not object to, and hereby waives any right to object to, forbearance by the Priority Lien Agent or any Priority Lien Secured Party, and (ix) will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law.

(b) Payment Over. The 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, hereby agrees that if any 1.5 Lien Secured Party shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any Collateral, pursuant to the exercise of

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any rights or remedies with respect to the Collateral under any 1.5 Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding, to the extent permitted hereunder, at any time prior to, the Discharge of Priority Lien Obligations, then it shall hold such Collateral, proceeds or payment in trust for the Priority Lien Agent and the other Priority Lien Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Priority Lien Agent as promptly as practicable. Furthermore, the 1.5 Lien Agent, shall, at the Grantors’ expense, promptly send written notice to the Priority Lien Agent upon receipt of such Collateral by any 1.5 Lien Secured Party at any time prior to Discharge of Priority Lien Obligations, proceeds or payment and if directed by the Priority Lien Agent within ten (10) days after receipt by the Priority Lien Agent of such written notice, shall deliver such Collateral, proceeds or payment to the Priority Lien Agent in the same form as received, with any necessary endorsements, or as court of competent jurisdiction may otherwise direct. The Priority Lien Agent is hereby authorized to make any such endorsements as agent for the 1.5 Lien Agent or any other 1.5 Lien Secured Party. The 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, agrees that if, at any time, it obtains written notice that all or part of any payment with respect to any Priority Lien Obligations (other than payments made in respect of Excess Priority Lien Obligations) previously made shall be rescinded for any reason whatsoever, it will promptly pay over to the Priority Lien Agent any payment received by it and then in its possession or under its control in respect of any such Priority Lien Collateral and shall promptly turn any such Collateral then held by it over to the Priority Lien Agent, and the provisions set forth in this Agreement will be reinstated as if such payment had not been made, until the Discharge of Priority Lien Obligations. All 1.5 Liens will remain attached to and enforceable against all proceeds so held or remitted, subject to the priorities set forth in this Agreement. Anything contained herein to the contrary notwithstanding, this Section 3.05(b) shall not apply to any proceeds of Collateral realized in a transaction not prohibited by this Agreement or the Priority Lien Documents and as to which the possession or receipt thereof by the 1.5 Lien Agent, or any other 1.5 Lien Secured Party, is otherwise permitted by this Agreement or the Priority Lien Documents.

Section 3.06 Purchase Option.

(a) Notwithstanding anything in this Agreement to the contrary, on or at any time within sixty (60) days after the 1.5 Lien Agent receives notice of (i) the commencement of an Insolvency or Liquidation Proceeding or (ii) the acceleration of the Priority Lien Obligations, holders of the 1.5 Lien Debt and each of their respective designated Affiliates (the “1.5 Lien Purchasers”) will have the right, at their sole option and election (but will not be obligated), at any time upon prior written notice (the “Purchase Notice”) to the Priority Lien Agent, to purchase from the Priority Lien Secured Parties all (but not less than all) Priority Lien Obligations (including unfunded commitments but excluding Excess Priority Lien Obligations) and any loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing that are outstanding on the date of such purchase. Promptly following the receipt of such notice, the Priority Lien Agent will deliver to the 1.5 Lien Agent a statement of the amount of Priority Lien Debt (other than Excess Priority Lien Obligations), other Priority Lien Obligations and DIP Financing then outstanding and the amount of the cash collateral requested by the Priority Lien Agent to be delivered pursuant to Section 3.06(b)(ii) below. The right to purchase provided for in this Section 3.06 will expire unless, within 10 Business Days after the receipt by the 1.5 Lien Agent of such notice from the Priority Lien Agent, the 1.5 Lien Agent delivers to the Priority Lien Agent an irrevocable commitment of the 1.5 Lien Purchasers to purchase all (but not less than all) of the Priority Lien Obligations (including unfunded commitments but excluding Excess Priority Lien Obligations) and any loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing and to otherwise complete such purchase on the terms set forth under this Section 3.06. Unless the right to purchase shall have expired in accordance with the preceding sentence, neither the applicable Priority Lien Representative nor any holder of Priority Lien Obligations will enforce or exercise any rights or remedies with respect to the Collateral after receipt of the Purchase Notice by such Priority Lien

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Representative. For the avoidance of doubt, the 1.5 Lien Agent (on behalf of itself and the other 1.5 Lien Secured Parties) hereby acknowledges and agrees that (A) the obligations of the Priority Lien Secured Parties to sell their respective Priority Lien Obligations under this Section 3.06(a) are several and not joint and several, (B) to the extent any Priority Lien Secured Party breaches its obligation to sell its Priority Lien Obligations under this Section 3.06(a) (a “Defaulting Priority Lien Secured Party”), nothing in this Section 3.06(a) shall be deemed to require the Priority Lien Agent or any other Priority Lien Secured Party to purchase such Defaulting Priority Lien Secured Party’s Priority Lien Obligations for resale to the 1.5 Lien Secured Parties and (C) in all cases, the Priority Lien Agent and each Priority Lien Secured Party complying with the terms of this Section 3.06(a) shall not be deemed to be in default of this Agreement or otherwise be deemed liable for any action or inaction of any Defaulting Priority Lien Secured Party; provided that nothing in this last sentence of this Section 3.06(a) shall (x) require the 1.5 Lien Secured Parties to purchase less than all of Priority Lien Obligations or (y) prohibit the 1.5 Lien Secured Parties from purchasing less than all of the Priority Lien Obligations if a Priority Lien Secured Party becomes a Defaulting Priority Lien Secured Party and the 1.5 Lien Secured Parties purchase Priority Lien Obligations from all non-Defaulting Priority Lien Secured Parties.

(b) On the date specified by the 1.5 Lien Agent (on behalf of the 1.5 Lien Purchasers) in such irrevocable commitment (which shall not be less than five Business Days nor more than 20 Business Days, after the receipt by the Priority Lien Agent of such irrevocable commitment), the Priority Lien Secured Parties shall sell to the 1.5 Lien Purchasers all (but not less than all) Priority Lien Obligations (including unfunded commitments but excluding Excess Priority Lien Obligations) and any loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing that are outstanding on the date of such sale, subject to any required approval of any Governmental Authority then in effect, if any, and only if on the date of such sale, the Priority Lien Agent receives the following:

(i) payment, as the purchase price for all Priority Lien Obligations sold in such sale, of an amount equal to the full amount of all Priority Lien Obligations (other than outstanding letters of credit as referred to in clause (ii) below) and loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing then outstanding (including principal, interest, fees, reasonable attorneys’ fees and legal expenses, but excluding contingent indemnification obligations for which no claim or demand for payment has been made at or prior to such time); provided that in the case of Hedging Obligations that constitute Priority Lien Obligations the 1.5 Lien Purchasers shall cause the applicable agreements governing such Hedging Obligations to be assigned and novated or, if such agreements have been terminated, such purchase price shall include an amount equal to the sum of any unpaid amounts then due in respect of such Hedging Obligations, calculated using the market quotation method and after giving effect to any netting arrangements;

(ii) a cash collateral deposit in such amount as the Priority Lien Agent determines is reasonably necessary to secure the payment of any outstanding letters of credit constituting Priority Lien Obligations that may become due and payable after such sale (but not in any event in an amount greater than one hundred five percent (105%) of the amount then reasonably estimated by the Priority Lien Agent to be the aggregate outstanding amount of such letters of credit at such time), which cash collateral shall be (A) held by the Priority Lien Agent as security solely to reimburse the issuers of such letters of credit that become due and payable after such sale and any fees and expenses incurred in connection with such letters of credit and (B) returned to the 1.5 Lien Agent (except as may otherwise be required by applicable law or any order of any court or other Governmental Authority) promptly after the expiration or termination from time to time of all payment contingencies affecting such letters of credit; and

(iii) any agreements, documents or instruments which the Priority Lien Agent may reasonably request pursuant to which the 1.5 Lien Agent and the 1.5 Lien Purchasers in such sale

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expressly assume and adopt all of the obligations of the Priority Lien Agent and the Priority Lien Secured Parties under the Priority Lien Documents and in connection with loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing on and after the date of the purchase and sale and the 1.5 Lien Agent (or any other representative appointed by the holders of a majority in aggregate principal amount of the 1.5 Lien Term Loans then outstanding) becomes a successor agent thereunder.

Notwithstanding the foregoing, in the event that the Second Lien Purchasers (as such term is defined in the Second Lien Intercreditor Agreement) shall have delivered a Purchase Notice (as defined in the Second Lien Intercreditor Agreement) to purchase Priority Lien Obligations (as such term is defined in the Second Lien Intercreditor Agreement), the rights of the 1.5 Lien Purchasers to purchase the Priority Lien Obligations hereunder shall be suspended, and if such Second Lien Purchasers shall purchase the Priority Lien Obligations (as such term is defined in the Second Lien Intercreditor Agreement), the rights of the 1.5 Lien Purchasers to purchase the Priority Lien Obligations hereunder shall terminate.

(c) Such purchase of the Priority Lien Obligations (including unfunded commitments but excluding Excess Priority Lien Obligations) and any loans provided by any of the Secured Parties in connection with a DIP Financing shall be made on a pro rata basis among the 1.5 Lien Purchasers giving notice to the Priority Lien Agent of their interest to exercise the purchase option hereunder according to each such 1.5 Lien Purchaser’s portion of the 1.5 Lien Debt outstanding on the date of purchase or such portion as such 1.5 Lien Purchasers may otherwise agree among themselves. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the Priority Lien Agent as the Priority Lien Agent may designate in writing to the 1.5 Lien Agent for such purpose. Interest shall be calculated to but excluding the Business Day on which such sale occurs if the amounts so paid by the 1.5 Lien Purchasers to the bank account designated by the Priority Lien Agent are received in such bank account prior to 12:00 noon, New York City time, and interest shall be calculated to and including such Business Day if the amounts so paid by the 1.5 Lien Purchasers to the bank account designated by the Priority Lien Agent are received in such bank account later than 12:00 noon, New York City time.

(d) Such sale shall be expressly made without representation or warranty of any kind by the Priority Lien Secured Parties as to the Priority Lien Obligations, the Collateral or otherwise and without recourse to any Priority Lien Secured Party, except that the Priority Lien Secured Parties shall represent and warrant severally as to the Priority Lien Obligations (including unfunded commitments) and any loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing then owing to it: (i) that such applicable Priority Lien Secured Party owns such Priority Lien Obligations (including unfunded commitments) and any loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing free and clear of any Liens; and (ii) that such applicable Priority Lien Secured Party has the necessary corporate or other governing authority to assign such interests.

(e) After such sale becomes effective, the outstanding letters of credit will remain enforceable against the issuers thereof and will remain secured by the Priority Liens upon the Collateral in accordance with the applicable provisions of the Priority Lien Documents as in effect at the time of such sale, and the issuers of letters of credit will remain entitled to the benefit of the Priority Liens upon the Collateral and sharing rights in the proceeds thereof in accordance with the provisions of the Priority Lien Documents as in effect at the time of such sale, as fully as if the sale of the Priority Lien Debt had not been made, but only the Person or successor agent to whom the Priority Liens are transferred in such sale will have the right to foreclose upon or otherwise enforce the Priority Liens and only the 1.5 Lien Purchasers in the sale will have the right to direct such Person or successor as to matters relating to the foreclosure or other enforcement of the Priority Liens.

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ARTICLE IV

OTHER AGREEMENTS

Section 4.01 Release of Liens; Automatic Release of 1.5 Liens.

(a) Prior to the Discharge of Priority Lien Obligations, the 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, agrees that, in the event the Priority Lien Secured Parties release their Lien on any Collateral, the 1.5 Lien on such Collateral shall terminate and be released automatically and without further action if (i) such release is permitted under the 1.5 Lien Documents, (ii) such release is effected in connection with the Priority Lien Agent’s foreclosure upon, or other exercise of rights or remedies with respect to, such Collateral, (iii) after giving effect to such release and the filing of any additional 1.5 Lien Security Documents or supplements or amendments to existing 1.5 Lien Security Documents on or prior to the consummation of such release, the Collateral shall include Oil and Gas Properties subject to such 1.5 Lien Security Documents that include not less than 90% of the total discounted future net revenue of the Grantors’ Oil and Gas Properties located in the United States and adjacent Federal waters constituting Proved Reserves as estimated by W&T in its most recent Reserve Report (or otherwise satisfies any minimum Collateral requirements then in effect in the Priority Lien Documents) (provided that any release in connection with a sale, transfer or other disposition of Collateral in a transaction or circumstance that complies with Section 6.10 of the 1.5 Lien Credit Agreement (or any similar provision of any other 1.5 Lien Documents) shall not be subject to the condition in this clause (iii) or (iv) such release is effected in connection with a sale or other Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Priority Lien Secured Parties shall have consented to such sale or Disposition of such Collateral; provided that, in the case of each of clauses (ii), (iii) and (iv), the 1.5 Liens on such Collateral shall attach to (and shall remain subject and subordinate to all Priority Liens securing Priority Lien Obligations (other than Excess Priority Lien Obligations)) any proceeds of a sale, transfer or other Disposition of Collateral not paid to the Priority Lien Secured Parties or that remain after the Discharge of Priority Lien Obligations.

(b) The 1.5 Lien Agent agrees to execute and deliver (at the sole cost and expense of the Grantors) all such releases and other instruments as shall reasonably be requested by the Priority Lien Agent or the 1.5 Lien Agent, as applicable, to evidence and confirm any release of Collateral provided for in this Section 4.01.

Section 4.02 Certain Agreements With Respect to Insolvency or Liquidation Proceedings. (a) The parties hereto acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code and shall continue in full force and effect, notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or against W&T or any subsidiary of W&T. All references in this Agreement to W&T or any subsidiary of W&T or any other Grantor will include such Person or Persons as a debtor-in-possession and any receiver or trustee for such Person or Persons in an Insolvency or Liquidation Proceeding. For the purposes of this Section 4.02, unless otherwise provided herein, clauses (b) through and including (o) of this Section 4.02 shall be in full force and effect in respect to the 1.5 Lien Agent and the 1.5 Lien Secured Parties at all times prior to the Discharge of Priority Lien Obligations.

(b) If W&T or any of its subsidiaries shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, or if any receiver or trustee for such Person or Persons shall, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, the 1.5 Lien Agent, for itself and on behalf of each 1.5 Lien Secured Party, agrees that neither it nor any other 1.5 Lien Secured Party, will raise any objection, contest or oppose, and each 1.5 Lien Secured Party will waive any claim such Person may now or hereafter have, to any such financing or to the Liens on the Collateral securing the same (“DIP Financing Liens”), or to any use, sale

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or lease of cash collateral that constitutes Collateral or to any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless (A) the Priority Lien Agent or the Priority Lien Secured Parties oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral or (B) the maximum principal amount of indebtedness permitted under such DIP Financing exceeds the sum of (I) the amount of Priority Lien Obligations refinanced with the proceeds thereof and (II) $100,000,000. To the extent such DIP Financing Liens are senior to, or rank pari passu with, the Priority Liens, the 1.5 Lien Agent will, for itself and on behalf of the other 1.5 Lien Secured Parties, subordinate the 1.5 Liens on the Collateral to the Priority Liens and to such DIP Financing Liens, so long as the 1.5 Lien Agent, on behalf of the 1.5 Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens as existed prior to the commencement of the case under the Bankruptcy Code. Nothing in this Section 4.02(b) shall limit or impair the right of the 1.5 Lien Agent to object to any motion regarding DIP Financing or cash collateral to the extent that the objection could be asserted in an Insolvency Proceeding by unsecured creditors generally, is consistent with the other terms of this Section 4.02 and is not based on the status of any 1.5 Lien Secured Party as a holder of a Lien.

(c) Prior to the Discharge of Priority Lien Obligations without the consent of the Priority Lien Agent, in its sole discretion, each of the 1.5 Lien Agent, for itself and on behalf of each 1.5 Lien Secured Party, agrees not to propose, support or enter into any DIP Financing provided that if no Priority Lien Secured Party offers to provide DIP Financing within the amount permitted under clause (B) of Section 4.02(b) on or before the date of the hearing to approve DIP Financing, then a 1.5 Lien Secured Party may seek to provide such DIP Financing secured by Liens equal or senior in priority to the Liens securing the Priority Lien Obligations and the Priority Lien Secured Parties may object thereto on any and all grounds; provided that such DIP Financing may not “roll-up” or otherwise refinance any pre-petition 1.5 Lien Obligations.

(d) Prior to the Discharge of Priority Lien Obligations, the 1.5 Lien Agent, for itself and on behalf of each 1.5 Lien Secured Party, agrees that it will not object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) a sale or other Disposition, a motion to sell or Dispose or the bidding procedure for such sale or Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Priority Lien Secured Parties shall have consented to such sale or Disposition, such motion to sell or Dispose or such bidding procedure for such sale or Disposition of such Collateral and all Priority Liens, and 1.5 Liens will attach to the proceeds of the sale in the same respective priorities as set forth in this Agreement.

(e) The 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, waives any claim that may be had against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any DIP Financing Liens (that is granted in a manner that is consistent with this Agreement) or administrative expense priority under Section 364 of the Bankruptcy Code.

(f) Prior to the Discharge of Priority Lien Obligations, the 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, agrees that neither the 1.5 Lien Agent nor any other 1.5 Lien Secured Party, will file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral, nor object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) (i) any request by the Priority Lien Agent or any other Priority Lien Secured Party for adequate protection or (ii) any objection by the Priority Lien Agent or any other Priority Lien Secured Party to any motion, relief, action or proceeding based on the Priority Lien Agent or Priority Lien Secured Parties claiming a lack of adequate protection, except that the 1.5 Lien Secured Parties may:

(I) freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, and with the same relative priority to the Priority Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Priority Lien Secured Parties; and

(II) freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations.

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(g) The 1.5 Lien Agent, for itself and on behalf of each of the other of the 1.5 Lien Secured Parties, waives any claim it or any such other 1.5 Lien Secured Party may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party (or their representatives) arising out of any election by the Priority Lien Agent or any Priority Lien Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code.

(h) The 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, until the Discharge of Priority Lien Obligations neither the 1.5 Lien Agent nor any other 1.5 Lien Secured Party shall support or vote to accept any plan of reorganization or disclosure statement of W&T or any other Grantor unless (i) such plan is accepted by the Class of Priority Lien Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the payment in full in cash of all Priority Lien Obligations (including all post-petition interest approved by the bankruptcy court, fees and expenses and cash collateralization of all letters of credit) on the effective date of such plan of reorganization or (ii) such plan provides on account of the Priority Lien Secured Parties for the retention by the Priority Lien Agent, for the benefit of the Priority Lien Secured parties, of the Liens on the Collateral securing the Priority Lien Obligations, and on all proceeds thereof whenever received, and such plan also provides that any Liens retained by, or granted to, the 1.5 Lien Agent are only on property securing the Priority Lien Obligations and shall have the same relative priority with respect to the Collateral or other property, respectively, as provided in this Agreement with respect to the Collateral. Except as provided herein, each of the 1.5 Lien Secured Parties shall remain entitled to vote their claims in any such Insolvency or Liquidation Proceeding.

(i) The 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, agrees that neither the 1.5 Lien Agent nor any other 1.5 Lien Secured Party, shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral without the prior written consent of the Priority Lien Agent.

(j) The 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, agrees that neither the 1.5 Lien Agent nor any other 1.5 Lien Secured Party shall oppose or seek to challenge any claim by the Priority Lien Agent or any other Priority Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Priority Lien Obligations consisting of post-petition interest, fees or expenses or cash collateralization of all letters of credit to the extent of the value of the Priority Liens (it being understood that such value will be determined without regard to the existence of the 1.5 Liens on the Collateral). Neither Priority Lien Agent nor any other Priority Lien Secured Party shall oppose or seek to challenge any claim by the 1.5 Lien Agent, or any other 1.5 Lien Secured Party, for allowance or payment in any Insolvency or Liquidation Proceeding of 1.5 Lien Obligations, consisting of post-petition interest, fees or expenses to the extent of the value of the 1.5 Liens, on the Collateral; provided that if the Priority Lien Agent or any other Priority Lien Secured Party shall have made any such claim, such claim (i) shall have been approved or (ii) will be approved contemporaneously with the approval of any such claim by the 1.5 Lien Agent or any 1.5 Lien Secured Party, as applicable.

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(k) Without the express written consent of the Priority Lien Agent, none of the 1.5 Lien Agent or any other 1.5 Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by any Priority Lien Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to the Priority Lien Secured Parties of interest, fees or expenses under Section 506(b) of the Bankruptcy Code.

(l) Notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any Lien encumbering any Collateral is not enforceable for any reason, then the 1.5 Lien Agent for itself and on behalf of each other 1.5 Lien Secured Party, agrees that, any distribution or recovery they may receive in respect of any such Collateral shall be segregated and held in trust and forthwith paid over to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the 1.5 Lien Agent, that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, hereby appoints the Priority Lien Agent, and any officer or agent of the Priority Lien Agent, with full power of substitution, the attorney-in-fact of each 1.5 Lien Secured Party for the limited purpose of carrying out the provisions of this Section 4.02(l) and taking any action and executing any instrument that the Priority Lien Agent may deem necessary or advisable to accomplish the purposes of this Section 4.02(l), which appointment is irrevocable and coupled with an interest.

(m) The 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, hereby agrees that the Priority Lien Agent shall have the exclusive right to credit bid the Priority Lien Obligations and further that none of the 1.5 Lien Agent, or any other 1.5 Lien Secured Party, shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be) oppose, object to or contest such credit bid by the Priority Lien Agent.

(n) Without the consent of the Priority Lien Agent in its sole discretion, the 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, agrees it will not file an involuntary bankruptcy claim or seek the appointment of an examiner or a trustee for W&T or any of its subsidiaries.

(o) The 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, waives any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code as against any Priority Lien Secured Party or any of the Collateral.

Section 4.03 Reinstatement. If any Priority Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount (a “Recovery”) for any reason whatsoever, then the Priority Lien Obligations shall be reinstated to the extent of such Recovery and the Priority Lien Secured Parties shall be entitled to a reinstatement of Priority Lien Obligations with respect to all such recovered amounts. The 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, agrees that if, at any time, a 1.5 Lien Secured Party, receives notice of any Recovery, the 1.5 Lien Agent, any other 1.5 Lien Secured Party, shall promptly pay over to the Priority Lien Agent any payment received by it and then in its possession or under its control in respect of any Collateral subject to any Priority Lien securing such Priority Lien Obligations and shall promptly turn any Collateral subject to any such Priority Lien then

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held by it over to the Priority Lien Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made. If this Agreement shall have been terminated prior to any such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any amounts received by the 1.5 Lien Agent, or any other 1.5 Lien Secured Party, and then in its possession or under its control on account of the 1.5 Lien Obligations, after the termination of this Agreement shall, in the event of a reinstatement of this Agreement pursuant to this Section 4.03, be held in trust for and paid over to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties for application to the reinstated Priority Lien Obligations until the discharge thereof. This Section 4.03 shall survive termination of this Agreement.

Section 4.04 Refinancings; Additional 1.5 Lien Debt. The Priority Lien Obligations and the 1.5 Lien Obligations may be Replaced by any Priority Substitute Credit Facility or 1.5 Lien Substitute Facility, as the case may be, in each case, without notice to, or the consent of any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, that (i) the Priority Lien Agent and the 1.5 Lien Agent shall receive on or prior to incurrence of a Priority Substitute Credit Facility, or 1.5 Lien Substitute Facility (A) an Officers’ Certificate from W&T stating that (I) the incurrence thereof is permitted by each applicable Secured Debt Document to be incurred and (II) the requirements of Section 4.06 have been satisfied, and (B) a Priority Confirmation Joinder from the holders or lenders of any indebtedness that Replaces the Priority Lien Obligations or the 1.5 Lien Obligations (or an authorized agent, trustee or other representative on their behalf), (ii) the aggregate outstanding principal amount of the Priority Lien Obligations, after giving effect to such Priority Substitute Credit Facility, shall not exceed the Priority Lien Cap and (iii) on or before the date of such incurrence, such Priority Substitute Credit Facility or 1.5 Lien Substitute Facility is designated by W&T, in an Officers’ Certificate delivered to the Priority Lien Agent and the 1.5 Lien Agent as “Priority Lien Debt” or “1.5 Lien Debt”, as applicable, for the purposes of the Secured Debt Documents and this Agreement; provided that no Series of Secured Debt may be designated as more than one of Priority Lien Debt or 1.5 Lien Debt.

Notwithstanding the foregoing, nothing in this Agreement will be construed to allow W&T or any other Grantor to incur additional indebtedness unless otherwise permitted by the terms of each applicable Secured Debt Document.

Each of the then-exiting Priority Lien Agent, and the 1.5 Lien Agent shall be authorized to execute and deliver such documents and agreements (including amendments or supplements to this Agreement) as such holders, lenders, agent, trustee or other representative may reasonably request to give effect to any such Replacement, it being understood that the Priority Lien Agent, the 1.5 Lien Agent or (if permitted by the terms of the applicable Secured Debt Documents) the Grantors, without the consent of any other Secured Party or (in the case of the Grantors) one or more Secured Debt Representatives, may amend, supplement, modify or restate this Agreement to the extent necessary or appropriate to facilitate such amendments or supplements to effect such Replacement all at the expense of the Grantors. Upon the consummation of such Replacement and the execution and delivery of the documents and agreements contemplated in the preceding sentence, the holders or lenders of such indebtedness and any authorized agent, trustee or other representative thereof shall be entitled to the benefits of this Agreement.

Section 4.05 Amendments to 1.5 Lien Documents. Prior to the Discharge of Priority Lien Obligations, without the prior written consent of the Priority Lien Agent, no 1.5 Lien Document, may be amended, supplemented, restated or otherwise modified and/or refinanced or entered into to the extent such amendment, supplement, restatement or modification and/or refinancing, or the terms of any new 1.5 Lien Document, would (i) adversely affect the lien priority rights of the Priority Lien Secured Parties or the rights of the Priority Lien Secured Parties to receive payments owing pursuant to the Priority Lien

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Documents, (ii) except as otherwise provided for in this Agreement, add any Liens securing the Collateral granted under the 1.5 Lien Security Documents or, (iii) confer any additional rights on the 1.5 Lien Agent for the benefit of the 1.5 Lien Secured Parties or any other 1.5 Lien Secured Party in a manner adverse to the Priority Lien Secured Parties, (iv) provide for any scheduled payment of principal, scheduled mandatory redemption or scheduled sinking fund payment prior to the date that is six months after the maturity date of the Priority Lien Debt as in effect on the date of determination, (v) add or modify covenants or events of default that are, taken as a whole, materially more restrictive than those in the Priority Lien Documents after giving effect to any amendments or other modifications to the Priority Lien Documents contemplated in connection with such transaction or (vi) contravene the provisions of this Agreement or the Priority Lien Documents.

Section 4.06 Legends. Each of

(a) the Priority Lien Agent acknowledges with respect to the Priority Credit Agreement and the Priority Lien Security Documents and

(b) the 1.5 Lien Agent acknowledges with respect to the 1.5 Lien Credit Agreement and the 1.5 Lien Security Documents that the 1.5 Lien Credit Agreement, the 1.5 Lien Documents (other than control agreements to which both the Priority Lien Agent and the 1.5 Lien Agent are parties), and each associated Security Document (other than control agreements to which both the Priority Lien Agent and the 1.5 Lien Agent are parties) granting any security interest in the Collateral will contain the appropriate legend set forth on Annex I.

Section 4.07 1.5 Lien Secured Parties Rights as Unsecured Creditors; Judgment Lien Creditor. Both before and during an Insolvency or Liquidation Proceeding, any of the 1.5 Lien Secured Parties may take any actions and exercise any and all rights that would be available to a holder of unsecured claims; provided, however, that the 1.5 Lien Secured Parties may not take any of the actions prohibited by Section 3.02, or Section 3.05(a) or Section 4.02 or any other provision in this Agreement; provided, further, that in the event that any of the 1.5 Lien Secured Parties becomes a judgment lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the 1.5 Lien Obligations, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Priority Lien Obligations and the 1.5 Lien Obligations, as applicable) as the 1.5 Liens are subject to this Agreement.

Section 4.08 Postponement of Subrogation. The 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, hereby agrees that no payment or distribution to any Priority Lien Secured Party pursuant to the provisions of this Agreement shall entitle any 1.5 Lien Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of Priority Lien Obligations shall have occurred. Following the Discharge of Priority Lien Obligations, but subject to the reinstatement as provided in Section 4.03, each Priority Lien Secured Party will execute such documents, agreements, and instruments as any 1.5 Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Priority Lien Obligations that are not Excess Priority Lien Obligations resulting from payments or distributions to such Priority Lien Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Priority Lien Secured Party are paid by such Person upon request for payment thereof.

Section 4.09 Acknowledgment by the Secured Debt Representatives. Each of the Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties, and the 1.5 Lien Agent, for itself and on behalf of the other 1.5 Lien Secured Parties, hereby acknowledges that this Agreement is a material inducement to enter into a business relationship, that each has relied on this Agreement to enter into the Priority Credit Agreement, the 1.5 Lien Credit Agreement, and all documentation related thereto, and that each will continue to rely on this Agreement in their related future dealings.

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ARTICLE V

GRATUITOUS BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

Section 5.01 General. Prior to the Discharge of Priority Lien Obligations, the Priority Lien Agent agrees that if it shall at any time hold a Priority Lien on any Collateral that can be perfected by the possession or control of such Collateral or of any Account in which such Collateral is held, and if such Collateral or any such Account is in fact in the possession or under the control of the Priority Lien Agent, the Priority Lien Agent will serve as gratuitous bailee for the 1.5 Lien Agent for the sole purpose of perfecting the 1.5 Lien of the 1.5 Lien Agent on such Collateral. It is agreed that the obligations of the Priority Lien Agent and the rights of the 1.5 Lien Agent and the other 1.5 Lien Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article II. Notwithstanding anything to the contrary herein, the Priority Lien Agent will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the 1.5 Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the 1.5 Lien Agent, any other 1.5 Lien Secured Party or any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the 1.5 Lien Secured Parties to obtain a perfected 1.5 Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such Account by the Priority Lien Agent. The Priority Lien Agent acting pursuant to this Section 5.01 shall not have by reason of the Priority Lien Security Documents, the 1.5 Lien Security Documents, this Agreement or any other document or theory, a fiduciary relationship in respect of any Priority Lien Secured Party, the 1.5 Lien Agent or any 1.5 Lien Secured Party. Subject to Section 4.03 and Section 5.01(a), from and after the Discharge of Priority Lien Obligations, the Priority Lien Agent shall take all such actions in its power as shall reasonably be requested by the 1.5 Lien Agent (at the sole cost and expense of the Grantors) to transfer possession or control of such Collateral or any such Account (in each case to the extent the 1.5 Lien Agent has a Lien on such Collateral or Account after giving effect to any prior or concurrent releases of Liens) to the 1.5 Lien Agent for the benefit of all 1.5 Lien Secured Parties.

Section 5.02 Deposit Accounts. Prior to the Discharge of Priority Lien Obligations, to the extent that any Account is under the control of the Priority Lien Agent at any time, the Priority Lien Agent will act as gratuitous bailee for the 1.5 Lien Agent for the purpose of perfecting the Liens of the 1.5 Lien Secured Parties in such Accounts and the cash and other assets therein as provided in Section 3.01 (but will have no duty, responsibility or obligation to the 1.5 Lien Secured Parties (including, without limitation, any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection) except as set forth in the last sentence of this Section 5.02(a)). Unless the 1.5 Liens on such Collateral shall have been or concurrently are released, after the occurrence of Discharge of Priority Lien Obligations, the Priority Lien Agent shall, at the request of the 1.5 Lien Agent, cooperate with the Grantors and the 1.5 Lien Agent (at the expense of the Grantors) in permitting control of any other Accounts to be transferred to the 1.5 Lien Agent (or for other arrangements with respect to each such Accounts satisfactory to the 1.5 Lien Agent to be made).

ARTICLE VI

APPLICATION OF PROCEEDS; DETERMINATION OF AMOUNTS

Section 6.01 Application of Proceeds. Prior to the Discharge of Priority Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, Collateral or Proceeds received in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Collateral will be applied:

(i) first, to the payment in full in cash of all Priority Lien Obligations that are not Excess Priority Lien Obligations;

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(ii) second, to the payment in full in cash of all 1.5 Lien Obligations;

(iii) third, to the payment in full in cash of all Excess Priority Lien Obligations;

(iv) fourth, as required pursuant to the Second Lien Intercreditor Agreement; and

(v) fifth, to W&T or as otherwise required by applicable law.

Section 6.02 Determination of Amounts. Whenever a Secured Debt Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Priority Lien Obligations (or the existence of any commitment to extend credit that would constitute Priority Lien Obligations), or 1.5 Lien Obligations, or the existence of any Lien securing any such obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Secured Debt Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Secured Debt Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Secured Debt Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of W&T. Each Secured Debt Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to W&T or any of their subsidiaries, any Secured Party or any other Person as a result of such determination.

ARTICLE VII

NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE;

CONSENT OF GRANTORS; ETC.

Section 7.01 No Reliance; Information. The Priority Lien Secured Parties and the 1.5 Lien Secured Parties shall have no duty to disclose to any 1.5 Lien Secured Party or to any Priority Lien Secured Party, as the case may be, any information relating to W&T or any of the other Grantors, or any other circumstance bearing upon the risk of non-payment of any of the Priority Lien Obligations or the 1.5 Lien Obligations, as the case may be, that is known or becomes known to any of them or any of their Affiliates. In the event any Priority Lien Secured Party or any 1.5 Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any 1.5 Lien Secured Party or any Priority Lien Secured Party, as the case may be, it shall be under no obligation (a) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (b) to provide any additional information or to provide any such information on any subsequent occasion or (c) to undertake any investigation.

Section 7.02 No Warranties or Liability.

(a) The Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the 1.5 Lien Agent nor any other 1.5 Lien Secured Party has made any express or

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implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the 1.5 Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(b) The 1.5 Lien Agent, for itself and on behalf of the other 1.5 Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the Priority Lien Agent nor any other Priority Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Priority Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(c) The Priority Lien Agent and the other Priority Lien Secured Parties shall have no express or implied duty to the 1.5 Lien Agent or any other 1.5 Lien Secured Party and the 1.5 Lien Agent and the other 1.5 Lien Secured Parties shall have no express or implied duty to the Priority Lien Agent or any other Priority Lien Secured Party, in each case to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any Priority Lien Document and any 1.5 Lien Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

(d) The 1.5 Lien Agent, for itself and on behalf of each other 1.5 Lien Secured Party, hereby waives any claim that may be had against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any actions which the Priority Lien Agent or such Priority Lien Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any Collateral, and actions with respect to the collection of any claim for all or only part of the Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Lien Documents or the valuation, use, protection or release of any security for such Priority Lien Obligations.

Section 7.03 Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the Priority Lien Agent and the other Priority Lien Secured Parties, the 1.5 Lien Agent and the other 1.5 Lien Secured Parties, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Secured Debt Document;

(b) any change in the time, place or manner of payment of, or in any other term of (including the Replacing of), all or any portion of the Priority Lien Obligations, it being specifically acknowledged that a portion of the Priority Lien Obligations consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;

(c) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Secured Debt Document;

(d) the securing of any Priority Lien Obligations, or 1.5 Lien Obligations with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any guarantee securing any Priority Lien Obligations, or 1.5 Lien Obligations;

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(e) the commencement of any Insolvency or Liquidation Proceeding in respect of W&T or any other Grantor; or

(f) any other circumstances that otherwise might constitute a defense available to, or a discharge of, W&T or any other Grantor in respect of the Priority Lien Obligations, or the 1.5 Lien Obligations.

Section 7.04 Grantors Consent and Agreement. (a) Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the Secured Debt Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).

(b) W&T agrees to deliver to the 1.5 Lien Agent a copy of any Officers’ Certificate delivered by W&T as provided in (i) the proviso of the definition of Priority Lien Cap or (ii) the definition of Priority Lien Debt, provided, however, that failure to deliver a copy thereof to the 1.5 Lien Agent shall not impair the effectiveness of any such Officers’ Certificate under this Agreement.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

Section 8.01 Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

(b) This Agreement has been duly executed and delivered by such party.

(c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority of which the failure to obtain could reasonably be expected to have a Material Adverse Effect (as defined in the Priority Credit Agreement), (ii) will not violate any applicable law or regulation or any order of any Governmental Authority or any indenture, agreement or other instrument binding upon such party which could reasonably be expected to have a Material Adverse Effect and (iii) will not violate the charter, by-laws or other organizational documents of such party.

Section 8.02 Representations and Warranties of Each Representative. Each of the Priority Lien Agent and the 1.5 Lien Agent represents and warrants to the other parties hereto that it is authorized under the Priority Credit Agreement and the 1.5 Lien Credit Agreement, as the case may be, to enter into this Agreement.

ARTICLE IX

MISCELLANEOUS

Section 9.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the Original Priority Lien Agent, to it at:

Toronto Dominion (Texas) LLC

31 West 52nd Street, 20th Floor

New York, New York 10019

Tel:	(212) 827-7600
Fax:	(212) 827-7227
Attn:	Rose Warren

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(with a copy to:

909 Fannin, Suite 1950

Houston, Texas 77010

Tel:	(713) 653-8211
Fax:	(713) 652-2647
Attn:	Martin Snyder)

(b) if to the Original 1.5 Lien Agent, to it at:

Cortland Capital Market Services LLC

225 West Washington Street, 21st Floor

Chicago, Illinois 60606

Attention: Ryan Morick and Legal Department

Email: Ryan.morick@cortlandglobal.com and legal@cortlandglobal.com

Fax: (312) 376 0751

Tel: (312) 564 5100

(c) if to any other Secured Debt Representative, to such address as specified in the Priority Confirmation Joinder.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a business day) and on the next business day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five business days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to in writing among W&T, the Priority Lien Agent, and the 1.5 Lien Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

Section 9.02 Waivers; Amendment. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Secured Debt Representative; provided, however, that this Agreement may be amended from time to time as provided in Section 4.04. Any amendment of this Agreement that is proposed to be effected without the consent of a Secured Debt Representative as permitted by the proviso to the preceding sentence shall be submitted to such Secured Debt Representative for its review at least 5 business days prior to the proposed effectiveness of such amendment.

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Section 9.03 Actions Upon Breach; Specific Performance. (a) Prior to the Discharge of Priority Lien Obligations, if any 1.5 Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Collateral, such Grantor, with the prior written consent of the Priority Lien Agent, may interpose as a defense or dilatory plea the making of this Agreement, and any Priority Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor.

(b) Prior to the Discharge of Priority Lien Obligations, should any 1.5 Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of this Agreement or fail to take any action required by this Agreement, the Priority Lien Agent or any other Priority Lien Secured Party (in its own name or in the name of the relevant Grantor) or the relevant Grantor, with the prior written consent of the Priority Lien Agent, (A) may obtain relief against such 1.5 Lien Secured Party, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the 1.5 Lien Agent on behalf of each 1.5 Lien Secured Party that (I) the Priority Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (II) each 1.5 Lien Secured Party waives any defense that the Grantors and/or the Priority Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages, and (B) shall be entitled to damages, as well as reimbursement for all reasonable and documented costs and expenses incurred in connection with any action to enforce the provisions of this Agreement.

Section 9.04 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

Section 9.05 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 9.06 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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Section 9.08 Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 9.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.10 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.11 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any Secured Debt Documents, the provisions of this Agreement shall control; provided, however, that if any of the provisions of the 1.5 Lien Security Documents limit, qualify or conflict with the duties imposed by the provisions of the TIA, in each case, the TIA shall control.

Section 9.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the distinct and separate relative rights of the

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Priority Lien Secured Parties and the 1.5 Lien Secured Parties. None of W&T, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Sections 4.01, 4.02, 4.04, or 4.05) is intended to or will amend, waive or otherwise modify the provisions of the Priority Credit Agreement or the 1.5 Lien Credit Agreement, and except as expressly provided in this Agreement neither W&T nor any other Grantor may rely on the terms hereof (other than Sections 4.01, 4.02, 4.04, or 4.05, Article VII and Article IX). Nothing in this Agreement is intended to or shall impair the obligations of W&T or any other Grantor, which are absolute and unconditional, to pay the Obligations under the Secured Debt Documents as and when the same shall become due and payable in accordance with their terms. Notwithstanding anything to the contrary herein or in any Secured Debt Document, the Grantors shall not be required to act or refrain from acting pursuant to this Agreement, any Priority Lien Document, or any 1.5 Lien Document with respect to any Collateral in any manner that would cause a default under any Priority Lien Document.

Section 9.13 Certain Terms Concerning the Priority Lien Agent, and the 1.5 Lien Agent. None of the Priority Lien Agent, or the 1.5 Lien Agent shall have any liability or responsibility for the actions or omissions of any other Secured Party, or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement or the Second Lien Intercreditor Agreement. None of the Priority Lien Agent, or the 1.5 Lien Agent shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or W&T) any amounts in violation of the terms of this Agreement, so long as the Priority Lien Agent and the 1.5 Lien Agent is acting in good faith. Each party hereto hereby acknowledges and agrees that each of the Priority Lien Agent and the 1.5 Lien Agent is entering into this Agreement solely in its capacity under the Priority Lien Documents and the 1.5 Lien Documents, respectively, and not in its individual capacity. (a) The Priority Lien Agent shall not owe any fiduciary duty to the 1.5 Lien Agent or any other 1.5 Lien Representative or any other 1.5 Lien Secured Party; and (b) the 1.5 Lien Agent shall not owe any fiduciary duty to the Priority Lien Agent or any other Priority Lien Secured Party.

Section 9.14 Authorization of Secured Agents. By accepting the benefits of this Agreement and the other Priority Lien Security Documents, each Priority Lien Secured Party authorizes the Priority Lien Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other 1.5 Lien Security Documents, each 1.5 Lien Secured Party (i) authorizes the 1.5 Lien Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith, (ii) authorizes the 1.5 Lien Agent to appoint the Priority Lien Agent as its subagent to act for the 1.5 Lien Agent as Priority Lien Agent (as such term is defined in the Second Lien Intercreditor Agreement) for the 1.5 Lien Secured Parties under the Second Lien Intercreditor Agreement and (iii) acknowledges that the Priority Lien Agent hereunder is also acting as Priority Lien Agent (as such term is defined in the Second Lien Intercreditor Agreement) for the Priority Lien Secured Parties under the Second Lien Intercreditor Agreement and (iv) consents to the Priority Lien Agent’s serving in the capacities described in the foregoing clauses (ii) and (iii) and agrees not to assert any claim (including as a result of any conflict of interest) against Toronto Dominion (Texas) LLC arising from its actions or inactions in such capacities as long as such actions are consistent with this Agreement and the Second Lien Intercreditor Agreement or otherwise do not constitute gross negligence or willful misconduct.

Section 9.15 Further Assurances. Each of the Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Party, and the 1.5 Lien Agent, for itself and on behalf of the other 1.5 Lien Secured Parties, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Priority Lien Agent or the 1.5 Lien Agent may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

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Section 9.16 Relationship of Secured Parties. Nothing set forth herein shall create or evidence a joint venture, partnership or an agency or fiduciary relationship among the Secured Parties. None of the Secured Parties nor any of their respective directors, officers, agents or employees shall be responsible to any other Secured Party or to any other Person for any Grantor’s solvency, financial condition or ability to repay the Priority Lien Obligations, or the 1.5 Lien Obligations, or for statements of any Grantor, oral or written, or for the validity, sufficiency or enforceability of the Priority Lien Documents, or the 1.5 Lien Documents, or any security interests granted by any Grantor to any Secured Party in connection therewith. Each Secured Party has entered into its respective financing agreements with the Grantors based upon its own independent investigation, and none of the Priority Lien Agent, or the 1.5 Lien Agent makes any warranty or representation to the other Secured Debt Representatives or the Secured Parties for which it acts as agent nor does it rely upon any representation of the other agents or the Secured Parties for which it acts as agent with respect to matters identified or referred to in this Agreement.

Section 9.17 Appointment. The 1.5 Lien Agent hereby appoints the Priority Lien Agent as its agent (in such capacity the “1.5 Sub-Agent”) to act for the 1.5 Lien Agent as “Priority Lien Agent” (as defined in the Second Lien Intercreditor Agreement) for the 1.5 Lien Secured Parties under the Second Lien Intercreditor Agreement, and the Priority Lien Agent hereby accepts such appointment as the 1.5 Sub-Agent.

Section 9.18 Duties and Protections. The Priority Lien Agent (including the Original Priority Lien Agent in its capacities as Priority Lien Agent and as 1.5 Sub-Agent) shall have no duties or obligations under or pursuant to this Agreement or the Second Lien Intercreditor Agreement other than such duties and obligations as may be expressly set forth in this Agreement or the Second Lien Intercreditor Agreement, as applicable, as duties and obligations on its part to be performed or observed. In entering into this Agreement and the Second Lien Intercreditor Agreement, or in taking (or refraining from taking) any action under or pursuant to this Agreement or the Second Lien Intercreditor Agreement, the Priority Lien Agent (including the Priority Lien Agent in its capacities as “Priority Lien Agent” under the Second Lien Intercreditor Agreement for both the Priority Lien Secured Parties and the 1.5 Lien Secured Parties) shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under any Priority Lien Document or under any 1.5 Lien Document, including under Article 9 and Section 10.18 of the 1.5 Lien Credit Agreement in effect on the date hereof and under Article IX of the Priority Credit Agreement and Section 13 of the Fourth Amendment (as such term is defined in the Priority Credit Agreement) in effect on the date hereof.

Section 9.19 Resignation. The Priority Lien Agent may resign as 1.5 Sub-Agent at any time in its sole discretion by five (5) Business Days written notice to the 1.5 Lien Agent. Following such resignation, Priority Lien Agent shall (i) have no duties or obligations to the 1.5 Lien Agent or the 1.5 Lien Secured Parties as Priority Lien Agent under the Second Lien Intercreditor Agreement to exercise (or refrain from exercising) rights or remedies in respect of the Collateral on behalf of, or at the direction of, the 1.5 Lien Agent or any 1.5 Lien Secured Party, other than the obligation to transfer to the 1.5 Lien Agent any remaining Collateral and any proceeds of the sale or other Disposition of any such Collateral remaining in its possession following the Discharge of Priority Lien Obligations, in each case without representation or warranty and (ii) incur no liability to the 1.5 Lien Agent or any of the 1.5 Lien Secured Parties as a result of exercising (or refraining from exercising) any rights or remedies in respect of the Collateral on behalf of, or at the direction of, the 1.5 Lien Agent or any 1.5 Lien Secured Party or under this Agreement. In the event that the Priority Lien Agent shall resign as 1.5 Sub-Agent, the 1.5 Lien Agent shall have the right to be designated as Priority Lien Agent for the 1.5 Lien Secured Parties under the Intercreditor Agreement.

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Section 9.20 Cooperation. The 1.5 Lien Agent agrees to cooperate with and assist the Priority Lien Agent in performing its duties and obligations as 1.5 Sub-Agent, including by providing such information with respect to the 1.5 Lien Obligations and by providing such notices to the 1.5 Lien Secured Parties as the 1.5 Sub-Agent may request from time to time.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TORONTO DOMINION (TEXAS), LLC, as Priority Lien Agent

By:
Name:	Martin T. Snyder
Title:	Vice President

Signature Page

Intercreditor Agreement

CORTLAND CAPITAL MARKET SERVICES LLC as 1.5 Lien Agent

By:
Name:
Title:

Signature Page

Intercreditor Agreement

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

W&T OFFSHORE, INC.

By:
Name:
Title:

GUARANTORS:

W&T ENERGY VI, LLC

By:	W&T Offshore, Inc. Sole Member

By:
Name:
Title:

W&T ENERGY VII, LLC

By:	W&T Offshore, Inc. Sole Member

By:
Name:
Title:

Signature Page

Intercreditor Agreement

ANNEX I

Provision for the 1.5 Lien Credit Agreement.

Reference is made to the Intercreditor Agreement, dated as of September 7, 2016, between TORONTO DOMINION (TEXAS), LLC, as Priority Lien Agent (as defined therein), CORTLAND CAPITAL MARKET SERVICES LLC, as 1.5 Lien Agent (as defined therein) (the “Intercreditor Agreement”). Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent) to the subordination of Liens provided for in the Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (iii) authorizes (or is deemed to authorize) the 1.5 Lien Agent on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and (iv) acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.

Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement). In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

Provision for all Priority Lien Security Documents and 1.5 Lien Security Documents.

Reference is made to the Intercreditor Agreement, dated as of September 7, 2016, between TORONTO DOMINION (TEXAS), LLC, as Priority Lien Agent (as defined therein), CORTLAND CAPITAL MARKET SERVICES LLC, as 1.5 Lien Agent (as defined therein) (the “Intercreditor Agreement”). Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, [(i) consents (or is deemed to consent) to the subordination of Liens provided for in the Intercreditor Agreement]3, [(i)][(ii)] agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, [(ii)][(iii)] authorizes (or is deemed to authorize) the [Priority Lien Agent][1.5 Lien Agent] on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and [(iii)][(iv)] acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.

Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement). In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

[3]	This bracketed language does not apply to Priority Lien Security Documents

Annex I - 1

EXHIBIT A

to Intercreditor Agreement

[FORM OF]

PRIORITY CONFIRMATION JOINDER

Reference is made to the Intercreditor Agreement, dated as of September     , 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) between TORONTO DOMINION (TEXAS), LLC, as Priority Lien Agent for the Priority Lien Secured Parties (as defined therein), and CORTLAND CAPITAL MARKET SERVICES LLC, as 1.5 Lien Agent for the 1.5 Lien Secured Parties (as defined therein).

Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement. This Priority Confirmation Joinder is being executed and delivered pursuant to Section 4.04 of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being [Priority Lien Obligations][1.5 Lien Obligations] under the Intercreditor Agreement.

1. Joinder. The undersigned, [                    ], a [                    ], (the “New Representative”) as [trustee] [collateral trustee] [administrative agent] [collateral agent] under that certain [describe the Priority Substitute Credit Facility or 1.5 Lien Substitute Credit Facility here] hereby:

(a) represents that the New Representative has been authorized to become a party to the Intercreditor Agreement on behalf of the [Priority Lien Secured Parties under a Priority Substitute Credit Facility] [1.5 Lien Secured Parties under the 1.5 Lien Substitute Facility] as [a Priority Lien Agent under a Priority Substitute Credit Facility] [a 1.5 Lien Agent under a 1.5 Lien Substitute Facility] under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and

(b) agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

[Address];

2. Priority Confirmation.

[Option A: to be used if additional debt constitutes Priority Debt] The undersigned New Representative, on behalf of itself and each Priority Lien Secured Party for which the undersigned is acting as [Administrative Agent] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Priority Lien Obligations under the Intercreditor Agreement, that the New Representative is hereby a party to and is bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens. [or]

[Option B: to be used if additional debt constitutes a Series of 1.5 Lien Debt] The undersigned New Representative, on behalf of itself and each 1.5 Lien Secured Party for which the undersigned is acting as [Administrative Agent] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as 1.5 Lien Obligations under the Intercreditor Agreement, that the New Representative is hereby a party to and is bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of 1.5 Liens.

Exhibit A - 1

3. Full Force and Effect of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

4. Governing Law and Miscellaneous Provisions. The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Priority Confirmation Joinder.

5. Expenses. W&T agree to reimburse each Secured Debt Representative for its reasonable out of pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.

Exhibit A - 2

IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of [            , 20    ].

[insert name of New Representative]

By:
Name:
Title:

The Priority Lien Agent hereby acknowledges receipt of this Priority Confirmation Joinder [and agrees to act as Priority Lien Agent for the New Representative and the holders of the Obligations represented thereby]:

as Priority Lien Agent

By:
Name:
Title:

The 1.5 Lien Agent hereby acknowledges receipt of this Priority Confirmation Joinder [and agrees to act as 1.5 Lien Agent for the New Representative and the holders of the Obligations represented thereby]:

as 1.5 Lien Agent

By:
Name:
Title:

Exhibit A - 3

Acknowledged and Agreed to by:

W&T OFFSHORE, INC., as Borrower

By:
Name:
Title:

Exhibit A - 4

EXHIBIT B

to Intercreditor Agreement

SECURITY DOCUMENTS

[UPDATE]

PART A.

List of Priority Lien Security Documents

1.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated February 2, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “1998 Mortgage”), from W&T Offshore, Inc., as Mortgagor and Debtor (as defined in the 1998 Mortgage) to the Trustee (as defined in the 1998 Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the 1998 Mortgage).

2.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of December 13, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Offshore I Mortgage”) from Offshore Energy I LLC, as Mortgagor and Debtor (as defined in the Offshore I Mortgage) to the Trustee (as defined in the Offshore I Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Offshore I Mortgage).

3.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of December 13, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Offshore II Mortgage”) from Offshore Energy II LLC, as Mortgagor and Debtor (as defined in the Offshore II Mortgage) to the Trustee (as defined in the Offshore II Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Offshore II Mortgage).

4.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of December 13, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Offshore III Mortgage”) from Offshore Energy III LLC, as Mortgagor and Debtor (as defined in the Offshore III Mortgage) to the Trustee (as defined in the Offshore III Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Offshore III Mortgage).

5.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of December 13, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Gulf Mortgage”) from Gulf of Mexico Oil and Gas Properties LLC, as Mortgagor and Debtor (as defined in the Gulf Mortgage) to the Trustee (as defined in the Gulf Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Gulf Mortgage).

6.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated effective as of August 24, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Offshore Shelf Mortgage”) from Offshore Shelf LLC, as Mortgagor and Debtor (as defined in the Offshore Shelf Mortgage) to the Trustee (as defined in the Offshore Shelf Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Offshore Shelf Mortgage).

Exhibit B - 1

7.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of April 30, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Energy VI Mortgage”) from W&T Energy VI, LLC, as Mortgagor and Debtor (as defined in the Energy VI Mortgage) to the Trustee (as defined in the Energy VI Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Energy VI Mortgage).

8.	Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of May 5, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Alabama Mortgage”) from W&T Energy VI, LLC, as Mortgagor and Debtor (as defined in the Alabama Mortgage) to the Trustee (as defined in the Alabama Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Alabama Mortgage).

9.	Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of May 5, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Louisiana Mortgage”) from W&T Energy VI, LLC, as Mortgagor and Debtor (as defined in the Louisiana Mortgage) to the Trustee (as defined in the Louisiana Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Louisiana Mortgage).

10.	Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of June 21, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “2011 Mortgage”) from W&T Offshore, Inc., as Mortgagor and Debtor (as defined in the 2011 Mortgage) to the Trustee (as defined in the 2011 Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the 2011 Mortgage).

11.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of July 1, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Energy VI Multistate Mortgage”) from W&T Energy VI, LLC, as Mortgagor and Debtor (as defined in the Energy VI Multistate Mortgage) to the Trustee (as defined in the Energy VI Multistate Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Energy VI Multistate Mortgage).

12.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated as of January 28, 2016 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Texas ORRI Mortgage”) from W&T Offshore, Inc., as Mortgagor and Debtor (as defined in the Texas ORRI Mortgage) to the Trustee (as defined in the Texas ORRI Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the Texas ORRI Mortgage).

13.	Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of March 21, 2016 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “2016 Alabama Mortgage”) from W&T Offshore, Inc., as Mortgagor and Debtor (as defined in the 2016 Alabama Mortgage) to the Trustee (as defined in the 2016 Alabama Mortgage) and the Priority Lien Agent, as Administrative Agent, Mortgagee and Secured Party (as defined in the 2016 Alabama Mortgage).

Exhibit B - 2

14.	Guaranty, dated as of May 5, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Energy VII Guaranty”) made by W & T Energy VII, LLC, in favor of the Administrative Agent, for its benefit and the ratable benefit of each other Lender Party (as defined in the Energy VII Guaranty).

15.	Amended and Restated Guaranty, dated as of May 5, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Energy VI Guaranty”) made by W & T Energy VI, LLC, in favor of the Administrative Agent, for its benefit and the ratable benefit of each other Lender Party (as defined in the Energy VI Guaranty).

16.	Fourth Amended and Restated Security Agreement, Pledge and Irrevocable Proxy, dated as of May 5, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Borrower Security Agreement”) made by W&T Offshore, Inc., in favor of the Administrative Agent, for its benefit and the ratable benefit of each other Lender Party (as defined in the Borrower Security Agreement).

17.	Security Agreement, Pledge and Irrevocable Proxy, dated as of May 5, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantor Security Agreement”) made by Energy VI, LLC and Energy VII, LLC, in favor of the Administrative Agent, for its benefit and the ratable benefit of each other Lender Party (as defined in the Guarantor Security Agreement).

PART B.

List of 1.5 Lien Security Documents

1.	Security Agreement, Pledge and Irrevocable Proxy, dated as of September 7, 2016, from W&T Offshore, Inc. (the “Borrower”) in favor of the Original 1.5 Lien Agent.

2.	Security Agreement, Pledge and Irrevocable Proxy, dated as of September 7, 2016, from W & T Energy VI, LLC and W & T Energy VII, LLC (each a “Guarantor”, and together the “Guarantors”) in favor of the Original 1.5 Lien Agent.

3.	Guaranty, dated as of September 7, 2016, from W & T Energy VI, LLC in favor of the Original 1.5 Lien Agent and each of the other Lender Parties (as defined in the 1.5 Lien Credit Agreement).

4.	Guaranty, dated as of September 7, 2016, from W & T Energy VII, LLC in favor of the Original 1.5 Lien Agent and each of the other Lender Parties (as defined in the 1.5 Lien Credit Agreement).

5.	Intercreditor Agreement, dated as of May 11, 2015, by and among Toronto Dominion (Texas) LLC Agent, as the original priority lien agent, the 1.5 Lien Agent as a New Representative, Morgan Stanley Senior Funding, Inc., as the original second lien collateral trustee and Wilmington Trust, N.A. as a New Representative.

6.	Intercreditor Agreement, dated as of September 7, 2016, between Toronto Dominion (Texas) LLC, as the original priority lien agent, and the 1.5 Lien Collateral Agent, as the original 1.5 Lien Agent.

Exhibit B - 3

7. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Baldwin County, Alabama;

8. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Baldwin County, Alabama;

9. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Mobile County, Alabama; and

10. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Mobile County, Alabama.

11. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Cameron Parish, Louisiana.

12. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Cameron Parish, Louisiana.

13. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Jefferson Parish, Louisiana.

14. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Jefferson Parish, Louisiana.

15. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Lafourche Parish, Louisiana.

16. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Lafourche Parish, Louisiana.

17. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Plaquemines Parish, Louisiana.

18. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Plaquemines Parish, Louisiana.

19. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in St. Bernard Parish, Louisiana.

Exhibit B - 4

20. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in St. Bernard Parish, Louisiana.

21. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in St. Mary Parish, Louisiana.

22. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in St. Mary Parish, Louisiana.

23. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Terrebonne Parish, Louisiana.

24. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Terrebonne Parish, Louisiana.

25. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Vermilion Parish, Louisiana.

26. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Vermilion Parish, Louisiana.

27. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Hancock County, Mississippi.

28. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Hancock County, Mississippi.

29. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Harrison County (First Judicial District), Mississippi.

30. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Harrison County (First Judicial District), Mississippi.

31. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Harrison County (Second Judicial District), Mississippi.

32. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Harrison County (Second Judicial District), Mississippi.

Exhibit B - 5

33. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Jackson County, Mississippi.

34. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Jackson County, Mississippi.

35. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Andrews County, Texas.

36. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Brazoria County, Texas.

37. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Chambers County, Texas.

38. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Chambers County, Texas.

39. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Dawson County, Texas.

40. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Gaines County, Texas.

41. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Jefferson County, Texas.

42. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Jefferson County, Texas.

43. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Borrower to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Martin County, Texas.

44. 1.5 Lien Deed of Trust, Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement from the Guarantor to Rebecca Conrad, as Trustee, and Cortland Capital Market Services LLC, as 1.5 Lien Collateral Agent, to be filed in Matagorda County, Texas.

Exhibit B - 6